UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08216

PIMCO Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO CLOSED-END FUNDS

Semiannual Report

December 31, 2019

PCM Fund, Inc. | PCM | NYSE

PIMCO Global StocksPLUS® & Income Fund | PGP | NYSE

PIMCO Income Opportunity Fund | PKO | NYSE

PIMCO Strategic Income Fund, Inc. | RCS | NYSE

PIMCO Dynamic Credit and Mortgage Income Fund | PCI | NYSE

PIMCO Dynamic Income Fund | PDI | NYSE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 844.337.4626. Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Closed-End Funds Semiannual Report, which covers the six-month reporting period ended December 31, 2019. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2019

The U.S. economy continued to expand during the reporting period. U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. For the third quarter of 2019, GDP growth rose to an annual pace of 2.1%. Finally, the Commerce Department’s initial reading for fourth quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” Following the Fed’s meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At the Fed’s meeting that ended on September 18, 2019, the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at the Fed’s meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Economic activity outside the U.S. continued to expand, but the pace of expansion generally moderated. According to the International Monetary Fund’s (“IMF”) January 2020 World Economic Outlook Update, released after the reporting period ended, global growth is projected to have been 2.9% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.3% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.3% and 1.0%, respectively. For comparison purposes, these economies expanded 1.9%, 1.3% and 0.3%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and restarted bond purchases of €20 billion a month in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. The Bank of England kept rates on hold, although there was speculation that it may reduce rates given the uncertainties related to Brexit. However, in December 2019, Prime Minister Boris Johnson won the general election, likely paving the way for a faster Brexit resolution.

The U.S. Treasury yield curve steepened as two-year Treasury rates declined more than their 10-year counterparts. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.92% at the end of the reporting period, versus 2.00% on June 30, 2019. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 1.64%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade bonds, returned 3.35%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 4.07%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 3.45%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.37%.

Global equities produced positive results and, despite periods of volatility, U.S. equities rose sharply. We believe the increase in U.S. equities was driven by a number of factors, including corporate profits that often exceeded lowered expectations, a more accommodative Fed, and the “Phase 1” trade agreement between the U.S. and China. All told,

2	PIMCO CLOSED-END FUNDS

U.S. equities, as represented by the S&P 500 Index, returned 10.92%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 7.09%, whereas global equities, as represented by the MSCI World Index, returned 9.14%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 12.26% and European equities, as represented by the MSCI Europe Index (in EUR), returned 8.43%.

Commodity prices fluctuated and were mixed during the reporting period. When the reporting period began, Brent crude oil was approximately $67 a barrel. While the price gyrated, it ended the period at roughly $66 a barrel. Elsewhere, copper and gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts, and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 1.41% and 0.70% versus the euro and the Japanese yen, respectively. However, the U.S. dollar fell 4.42% versus the British pound.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Closed-End Funds investments, please contact your financial adviser, or call the Funds’ shareholder servicing agent at (844) 33-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2019	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yield of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and the Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

PIMCO Global StocksPLUS® & Income Fund’s (“PGP”) monthly distributions are expected to include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of PGP’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

PGP and other Funds may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a

4	PIMCO CLOSED-END FUNDS

floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of PGP’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its NAV with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

PGP’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent.

In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards. PGP currently has significant capital loss carryforwards, some of which will expire at particular dates, and to the extent that the Fund’s capital losses exceed capital gains, the Fund cannot use its capital loss carryforwards to offset capital gains.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares. Moreover, to make payments of interest and other loan costs, a Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. In addition, because the fees received by PIMCO are based on the total managed assets or the daily NAV of a Fund (including any assets attributable to certain types of leverage outstanding), as applicable, PIMCO has a financial incentive for the Funds to use certain forms of leverage, which may create a conflict of interest between PIMCO, on the one hand, and the Funds’ common shareholders, on the other hand.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including (1) the likelihood of greater volatility of NAV and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the NAV of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers.

Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage,

SEMIANNUAL REPORT	DECEMBER 31, 2019	5

Important Information About the Funds (Cont.)

political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments, as applicable, sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. The transition may result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities), and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known and could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Investments in loans (including whole loans) are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Loans, and debt instruments collateralized by loans, acquired by certain Funds may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny.

6	PIMCO CLOSED-END FUNDS

Certain Funds may invest, either directly or indirectly through its wholly-owned and controlled subsidiaries, in shares, certificates, notes or other securities issued by a special purpose entity (“SPE”) sponsored by an alternative lending platform or its affiliates (the “Sponsor”) that represent the right to receive principal and interest payments due on pools of whole loans or fractions of whole loans, which may (but may not) be issued by the Sponsor, held by the SPE (“Alt Lending ABS”). Any such Alt Lending ABS may be backed by consumer, residential or other loans. When acquiring and/or originating loans, or purchasing Alt Lending ABS, certain Funds are not restricted by any particular borrower credit criteria. Accordingly, certain loans acquired or originated by these Funds or underlying any Alt Lending ABS purchased by the Fund may be subprime in quality, or may become subprime in quality.

Mortgage-related and other asset-backed instruments represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related assets, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. The Funds’ investments in other asset-backed instruments are subject to risks similar to those associated with mortgage-related assets, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed instruments will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed instruments are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed instruments, which may be referred to as subordinate mortgage-backed or asset-backed instruments and interest-only mortgage-backed or asset-backed instruments. Because an investment in the residual or equity tranche of a mortgage-related or other asset-backed instrument will be the first to bear losses incurred by such instrument, these investments may involve a significantly greater degree of risk than investments in other tranches of a mortgage-related or other asset-backed instruments.

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality. A Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines that the security is of comparable quality to a rated security that a Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that PIMCO may not accurately evaluate the security’s comparative credit quality, which could result in a Fund’s portfolio having a higher level of credit and/or high yield risk than PIMCO has estimated or desires for the Fund, and could negatively impact the Fund’s performance and/or returns. Certain Funds may invest a substantial portion of their assets in unrated securities and therefore may be particularly subject to the associated risks. To the extent that a Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the portfolio manager’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sales of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

SEMIANNUAL REPORT	DECEMBER 31, 2019	7

Important Information About the Funds (Cont.)

Contingent convertible securities (“CoCos”) are a form of hybrid debt security issued primarily by non-U.S. issuers, which have loss absorption mechanisms built into their terms. The risks of investing in CoCos include, without limitation, the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed-income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund. CoCos may experience a loss absorption mechanism trigger event, which would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

Certain Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by the Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that the parent Fund may hold directly. References herein to a Fund include references to a Subsidiary in respect of the Fund’s investment exposure. The allocation of a Fund’s portfolio in a Subsidiary will vary over time and might not always include all of the different types of investments described herein. By investing through its Subsidiaries, a Fund is exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered as investment companies under the

Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”) and are not subject to all of the investor protections of the Act, although each Subsidiary is managed pursuant to the compliance policies and procedures of the Fund applicable to it. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized could result in the inability of certain Funds and/or their Subsidiaries to operate as described in this report and could adversely affect the Funds.

Certain Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., a Fund or its Subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by a Fund’s intention to qualify as a regulated investment company, and limit the Fund’s ability to qualify as such.

If a Fund or its Subsidiary is required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Fund or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, a Fund or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that a Fund or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Fund or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in

8	PIMCO CLOSED-END FUNDS

cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future.

There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment.

Shares of closed-end investment management companies, such as the Funds, frequently trade at a discount from their NAV and may trade at a price that is less than the initial offering price and/or the NAV of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the NAV of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to NAV thereafter.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, contingent convertible securities risk, high yield risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, subprime risk, subprime loan risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, risk of regulatory changes, regulatory risk — LIBOR, regulatory risk — commodity pool operator, tax risk, recent economic conditions risk, market disruption and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk, convertible securities risk, mortgage-related and other asset-backed securities risk, synthetic convertible securities risk, market discount risk, interest rate risk, call risk, loan origination risk, foreign loan originations risk, platform risk, leverage risk, derivatives risk, Rule 144A securities risk, subsidiary risk, structured investments risk, collateralized loan obligations risk, operational risk and cyber security risk. A description of certain of these risks is available in the Notes to Financial Statements of this report.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund,

SEMIANNUAL REPORT	DECEMBER 31, 2019	9

Important Information About the Funds (Cont.)

market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses. Historical NAV performance for a Fund may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS® & Income Fund	05/31/05	Diversified
PIMCO Income Opportunity Fund	11/30/07	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Dynamic Credit and Mortgage Income Fund	01/31/13	Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees/Directors1 are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 33-PIMCO. Prior to its use of Form N-PORT, each Fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC has issued a proposed rule relating to a registered investment company’s use of derivatives and related instruments that, if adopted, could potentially require funds to reduce their use of leverage and/or observe more stringent asset coverage and related requirements than are currently imposed by the Act.

[1]	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

10	PIMCO CLOSED-END FUNDS

PCM Fund, Inc.

Symbol on NYSE - PCM

Allocation Breakdown as of December 31, 2019†§

Asset-Backed Securities	40.5%

Non-Agency Mortgage-Backed Securities	23.4%

Corporate Bonds & Notes	14.8%

Loan Participations and Assignments	10.6%

Short-Term Instruments	2.9%

U.S. Government Agencies	2.8%

Preferred Securities	1.7%

Real Estate Investment Trusts	1.4%

Common Stocks	1.0%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2019)(1)

Market Price	$11.46

NAV	$10.03

Premium/(Discount) to NAV	14.26%

Market Price Distribution Rate(2)	8.38%

NAV Distribution Rate(2)	9.57%

Total Effective Leverage(3)	41%

Average Annual Total Return(1) for the period ended December 31, 2019

	6 Month*	1 Year	5 Years	10 Years	Commencement of Operations (09/02/93)
Market Price	5.85%	23.51%	12.53%	15.00%	9.28%
NAV	3.24%	12.51%	9.66%	14.13%	9.29%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PCM Fund, Inc.’s primary investment objective is to achieve high current income. Capital gains from the disposition of investments are a secondary objective of the Fund.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. non-Agency residential mortgage backed securities contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Exposure to high yield credit contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Exposure to specific special situations positions contributed to performance as select securities posted positive returns during the reporting period.

»	Interest rate hedges on the long end of the U.S. yield curve detracted from absolute performance as U.S. interest rates decreased during the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2019	11

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE - PGP

Allocation Breakdown as of December 31, 2019†§

U.S. Government Agencies	24.5%

Corporate Bonds & Notes	23.0%

Non-Agency Mortgage-Backed Securities	15.0%

Asset-Backed Securities	9.4%

Loan Participations and Assignments	8.6%

Short-Term Instruments	7.3%

Preferred Securities	4.5%

Sovereign Issues	3.3%

Real Estate Investment Trusts	1.6%

Municipal Bonds & Notes	1.1%

Other	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2019)(1)

Market Price	$11.96

NAV	$9.90

Premium/(Discount) to NAV	20.81%

Market Price Distribution Rate(2)	9.43%

NAV Distribution Rate(2)	11.39%

Total Effective Leverage(3)	34%

Average Annual Total Return(1) for the period ended December 31, 2019

	6 Month*	1 Year	5 Years	10 Years	Commencement of Operations (05/31/05)
Market Price	0.84%	13.22%	1.55%	7.15%	8.60%
NAV	6.22%	26.53%	11.64%	16.27%	12.18%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS® & Income Fund’s primary investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 Index and MSCI EAFE Index contributed to absolute returns as the 50/50 mix index returned 9.02%.

»	Exposure to U.S. non-Agency residential mortgage-backed securities (“MBS”) contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Holdings of corporate credit and Agency MBS contributed to returns as the respective sectors posted positive returns.

»	A defensive options strategy involving written calls and purchased puts on the S&P 500 Index detracted from absolute performance, as the S&P 500 Index returned 10.92% during the period.

»	Exposure to Argentina debt detracted from returns as Argentine debt posted negative returns during the reporting period.

»	Holdings of select asset-backed securities detracted from returns as these securities posted negative performance.

12	PIMCO CLOSED-END FUNDS

PIMCO Income Opportunity Fund

Symbol on NYSE - PKO

Allocation Breakdown as of December 31, 2019†§

Corporate Bonds & Notes	34.1%

Non-Agency Mortgage-Backed Securities	18.4%

Asset-Backed Securities	17.6%

Loan Participations and Assignments	14.9%

Preferred Securities	4.1%

Sovereign Issues	3.4%

Short-Term Instruments	2.8%

Real Estate Investment Trusts	1.3%

U.S. Government Agencies	1.3%

Other	2.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2019)(1)

Market Price	$27.79

NAV	$24.24

Premium/(Discount) to NAV	14.65%

Market Price Distribution Rate(2)	8.20%

NAV Distribution Rate(2)	9.41%

Total Effective Leverage(3)	35%

Average Annual Total Return(1) for the period ended December 31, 2019

	6 Month*	1 Year	5 Years	10 Years	Commencement of Operations (11/30/07)
Market Price	7.76%	20.35%	13.40%	14.30%	12.69%
NAV	3.01%	13.01%	9.72%	13.17%	11.91%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Opportunity Fund’s investment objective is to seek current income as a primary focus and also capital appreciation.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to corporate credit contributed to absolute performance as investment grade and high yield credit posted positive returns during the reporting period.

»	Exposure to bank capital contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Issuance of additional shares through at-the-money offerings at a premium to net asset value contributed to absolute performance.

»	Exposure to Argentinian debt detracted from absolute performance as it posted negative returns during the reporting period.

»	Interest rate hedges on the long end of the U.S. yield curve detracted from absolute performance as U.S. interest rates decreased during the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2019	13

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Allocation Breakdown as of December 31, 2019†§

U.S. Government Agencies	61.8%

Corporate Bonds & Notes	13.0%

Non-Agency Mortgage-Backed Securities	8.8%

Asset-Backed Securities	6.3%

Loan Participations and Assignments	4.6%

Short-Term Instruments	2.1%

Sovereign Issues	1.6%

Preferred Securities	1.1%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2019)(1)

Market Price	$9.09

NAV	$6.96

Premium/(Discount) to NAV	30.60%

Market Price Distribution Rate(2)	8.08%

NAV Distribution Rate(2)	10.55%

Total Effective Leverage(3)	45%

Average Annual Total Return(1) for the period ended December 31, 2019

	6 Month*	1 Year	5 Years	10 Years	Commencement of Operations (02/24/94)
Market Price	(2.46)%	2.04%	9.49%	10.11%	8.91%
NAV	3.12%	12.12%	7.44%	10.56%	8.57%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The primary investment objective of PIMCO Strategic Income Fund, Inc. is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. residential mortgage backed securities contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Exposure to corporate credit contributed to absolute performance as investment grade and high yield credit posted positive returns during the reporting period.

»	Exposure to bank capital contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Exposure to Argentinian debt detracted from absolute performance as Argentinian debt posted negative returns during the reporting period.

»	Interest rate exposure in the intermediate portion of the U.S. yield curve detracted from absolute performance as U.S. interest rates broadly increased in the second half of the reporting period.

14	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Credit and Mortgage Income Fund

Symbol on NYSE - PCI

Allocation Breakdown as of December 31, 2019†§

Asset-Backed Securities	31.1%

Corporate Bonds & Notes	22.6%

Non-Agency Mortgage-Backed Securities	22.6%

Loan Participations and Assignments	10.0%

Short-Term Instruments	2.9%

Sovereign Issues	2.6%

Preferred Securities	2.5%

U.S. Government Agencies	2.4%

Real Estate Investment Trusts	1.1%

Common Stocks	1.0%

Other	1.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2019)(1)

Market Price	$25.20

NAV	$22.87

Premium/(Discount) to NAV	10.19%

Market Price Distribution Rate(2)	8.29%

NAV Distribution Rate(2)	9.13%

Total Effective Leverage(3)	45%

Average Annual Total Return(1) for the period ended December 31, 2019

	6 Month*	1 Year	5 Years	Commencement of Operations (01/31/13)
Market Price	12.31%	32.97%	15.87%	11.20%
NAV	3.51%	13.73%	10.88%	9.90%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Credit and Mortgage Income Fund’s primary investment objective is to seek current income and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. non-Agency residential mortgage backed securities contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Exposure to corporate credit contributed to absolute performance as investment grade and high yield credit posted positive returns during the reporting period.

»	Exposure to bank capital contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Exposure to Argentinian debt detracted from absolute performance as Argentinian debt posted negative returns during the reporting period.

»	Interest rate hedges on the long end of the U.S. yield curve detracted from absolute performance as U.S. interest rates decreased during the reporting period.

»	Currency hedges on the British pound detracted from absolute performance as the British pound strengthened versus the U.S. dollar during the reporting period.

SEMIANNUAL REPORT	DECEMBER 31, 2019	15

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Allocation Breakdown as of December 31, 2019†§

Non-Agency Mortgage-Backed Securities	33.7%

Asset-Backed Securities	22.4%

Corporate Bonds & Notes	19.6%

Loan Participations and Assignments	11.3%

Short-Term Instruments	3.6%

Sovereign Issues	2.8%

U.S. Government Agencies	2.6%

Preferred Securities	1.4%

Common Stocks	1.1%

Other	1.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of December 31, 2019)(1)

Market Price	$32.44

NAV	$27.13

Premium/(Discount) to NAV	19.57%

Market Price Distribution Rate(2)	8.16%

NAV Distribution Rate(2)	9.75%

Total Effective Leverage(3)	41%

Average Annual Total Return(1) for the period ended December 31, 2019

	6 Month*	1 Year	5 Years	Commencement of Operations (05/30/12)
Market Price	6.72%	22.80%	14.58%	16.96%
NAV	2.21%	11.25%	10.80%	15.30%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

*	Cumulative return

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. Performance current to the most recent month-end is available at www.pimco.com or via (844) 33-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

(2)

Distribution rates are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or Market Price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (“ROC”) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to U.S. non-Agency residential mortgage backed securities contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Exposure to corporate credit contributed to absolute performance as investment grade and high yield credit posted positive returns during the reporting period.

»	Exposure to bank capital contributed to absolute performance as the asset class posted positive returns during the reporting period.

»	Interest rate hedges on the long end of the U.S. yield curve detracted from absolute performance as U.S. interest rates decreased during the reporting period.

»	Exposure to Argentinian debt detracted from absolute performance as Argentinian debt posted negative returns during the reporting period.

16	PIMCO CLOSED-END FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	DECEMBER 31, 2019	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.

07/01/2019 - 12/31/2019+	$10.19	$0.41	$(0.08)	$0.33	$(0.48)	$0.00	$0.00	$(0.48)

06/30/2019	10.23	0.69	0.23	0.92	(0.96)	0.00	0.00	(0.96)

06/30/2018	10.15	0.88	0.18	1.06	(0.98)	0.00	0.00	(0.98)

06/30/2017	9.71	0.98	0.92	1.90	(1.46)	0.00	0.00	(1.46)

06/30/2016	10.68	1.22	(1.23)	(0.01)	(0.96)	0.00	0.00	(0.96)

01/01/2015 - 06/30/2015(f)	10.72	0.44	0.00	0.44	(0.48)	0.00	0.00	(0.48	)(j)

12/31/2014	11.17	0.94	(0.34)	0.60	(1.05)	0.00	0.00	(1.05)

PIMCO Global StocksPLUS® & Income Fund

07/01/2019 - 12/31/2019+	$9.89	$0.64	$(0.07)	$0.57	$(0.56)	$0.00	$0.00	$(0.56)

06/30/2019	10.50	1.11	(0.34)	0.77	(1.20)	0.00	(0.18)	(1.38)

06/30/2018	11.18	1.09	(0.16)	0.93	(1.43)	0.00	(0.18)	(1.61)

06/30/2017	9.76	1.15	2.14	3.29	(1.67)	0.00	(0.20)	(1.87)

06/30/2016	12.88	1.15	(2.07)	(0.92)	(2.02)	0.00	(0.18)	(2.20)

04/01/2015 - 06/30/2015(g)	12.82	0.34	0.27	0.61	(0.55)	0.00	0.00	(0.55	)(j)

03/31/2015	14.72	1.15	(0.85)	0.30	(2.20)	0.00	0.00	(2.20)

PIMCO Income Opportunity Fund

07/01/2019 - 12/31/2019+	$24.83	$1.23	$(0.73)	$0.50	$(1.14)	$(0.16)	$0.00	$(1.30)

06/30/2019	25.06	1.99	0.28	2.27	(2.65)	0.00	0.00	(2.65)

06/30/2018	25.17	2.18	(0.01)	2.17	(2.28)	0.00	0.00	(2.28)

06/30/2017	22.59	2.28	2.92	5.20	(2.56)	0.00	(0.06)	(2.62)

06/30/2016	25.94	2.33	(2.89)	(0.56)	(2.28)	(0.51)	0.00	(2.79)

11/01/2014 - 06/30/2015(h)	28.38	1.54	(0.86)	0.68	(2.34)	(0.77)	(0.01)	(3.12	)(j)

10/31/2014	28.67	2.71	(0.12)	2.59	(2.88)	0.00	0.00	(2.88)

PIMCO Strategic Income Fund, Inc.

07/01/2019 - 12/31/2019+	$7.12	$0.42	$(0.21)	$0.21	$(0.37)	$0.00	$0.00	$(0.37)

06/30/2019	7.32	0.60	0.03	0.63	(0.61)	0.00	(0.22)	(0.83)

06/30/2018(k)	7.75	0.77	(0.34)	0.43	(0.86)	0.00	0.00	(0.86)

06/30/2017(k)	7.89	0.70	0.08	0.78	(0.80)	0.00	(0.12)	(0.92)

06/30/2016(k)	8.58	0.76	(0.45)	0.31	(1.00)	0.00	0.00	(1.00)

02/01/2015 - 06/30/2015(i)(k)	8.57	0.30	0.11	0.41	(0.40)	0.00	0.00	(0.40	)(j)

01/31/2015(k)	9.24	0.90	(0.55)	0.35	(1.02)	0.00	0.00	(1.02)

PIMCO Dynamic Credit and Mortgage Income Fund (Consolidated)

07/01/2019 - 12/31/2019+	$23.58	$1.14	$(0.37)	$0.77	$(1.49)	$0.00	$0.00	$(1.49)

06/30/2019	23.74	1.88	0.28	2.16	(2.32)	0.00	0.00	(2.32)

06/30/2018	22.91	1.95	0.85	2.80	(1.97)	0.00	0.00	(1.97)

06/30/2017	20.43	1.62	3.46	5.08	(2.60)	0.00	0.00	(2.60)

06/30/2016	23.00	2.01	(2.40)	(0.39)	(2.18)	0.00	0.00	(2.18)

01/01/2015 - 06/30/2015(f)	22.83	0.76	0.35	1.11	(0.94)	0.00	0.00	(0.94	)(j)

12/31/2014	24.04	1.79	(0.53)	1.26	(2.47)	0.00	0.00	(2.47)

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

				Common Share			Ratios/Supplemental Data
										Ratios to Average Net Assets
Increase resulting from at-the-market offering		Offering Cost Charged to Paid in Capital		Net Asset Value End of Year or Period(a)	Market Price End of Year or Period	Total Investment Return(a)(d)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$	N/A	$	N/A	$10.04	$11.46	5.85%	$116,538	3.34	%*	3.34	%*	1.47	%*	1.47	%*	8.14	%*	3%

	N/A		N/A	10.19	11.32	8.26	118,181	3.35		3.35		1.41		1.41		6.89		8

	N/A		N/A	10.23	11.45	11.48	118,512	3.06		3.06		1.43		1.43		8.55		9

	N/A		N/A	10.15	11.23	33.80	117,402	3.05		3.05		1.54		1.54		9.81		13

	N/A		N/A	9.71	9.72	6.91	112,099	2.69		2.69		1.58		1.58		12.25		12

	N/A		N/A	10.68	10.05	(1.28)	123,235	2.26	*	2.26	*	1.54	*	1.54	*	8.32	*	20

	N/A		N/A	10.72	10.65	0.34	123,633	1.89		1.89		1.40		1.40		8.38		11

$	N/A	$	N/A	$9.90	$11.96	0.84%	$108,157	3.02	%*	3.02	%*	1.69	%*	1.69	%*	13.24	%*	155%

	N/A		N/A	9.89	12.47	(7.41)	107,562	2.64		2.64		1.53		1.53		11.37		381

	N/A		N/A	10.50	14.98	(8.96)	113,204	2.36		2.36		1.48		1.48		9.84		63

	N/A		N/A	11.18	18.40	5.06	119,538	3.20		3.20		1.88		1.88		11.09		25

	N/A		N/A	9.76	19.53	31.38	103,627	2.75		2.75		1.82		1.82		10.56		26

	N/A		N/A	12.88	16.92	(21.82)	135,468	2.34	*	2.34	*	1.72	*	1.72	*	10.35	*	3

	N/A		N/A	12.82	22.27	4.05	134,594	2.30		2.30		1.78		1.78		8.29		92

	$0.21		$0.01	$24.25	$27.79	7.76%	$435,636	2.78	%*	2.78	%*	1.57	%*	1.57	%*	10.05	%*	9%

	0.15		(0.00)	24.83	27.11	10.30	410,077	2.92		2.92		1.55		1.55		8.13		18

	N/A		N/A	25.06	27.31	11.13	379,378	2.99		2.99		1.64		1.64		8.58		17

	N/A		N/A	25.17	26.85	30.30	378,706	2.94		2.94		1.72		1.72		9.57		28

	N/A		N/A	22.59	23.00	7.87	338,292	2.63		2.63		1.73		1.73		9.99		16

	N/A		N/A	25.94	24.20	0.22	388,353	2.43	*	2.43	*	1.79	*	1.79	*	8.93	*	14

	N/A		N/A	28.38	27.26	4.39	424,632	2.01		2.01		1.65		1.65		9.44		175

$	N/A	$	N/A	$6.96	$9.09	(2.46)%	$303,763	2.98	%*	2.98	%*	0.97	%*	0.97	%*	12.05	%*	346%

	N/A		N/A	7.12	9.71	9.57	309,287	3.20		3.20		0.97		0.97		8.52		655

	N/A		N/A	7.32	9.68	4.59	314,540	1.85		1.85		0.97		0.97		10.12		5

	N/A		N/A	7.75	10.19	17.12	329,673	1.52		1.52		0.97		0.97		8.94		8

	N/A		N/A	7.89	9.61	24.14	332,051	1.27		1.27		0.96		0.96		9.43		39

	N/A		N/A	8.58	8.69	(5.81)	357,692	1.16	*	1.16	*	0.96	*	0.96	*	8.58	*	17

	N/A		N/A	8.57	9.65	5.92	355,942	1.18		1.18		0.98		0.98		10.01		90

	$0.02		$0.00	$22.88	$25.20	12.31%	$3,201,520	4.33	%*	4.33	%*	2.13	%*	2.13	%*	9.84	%*	9%

	N/A		N/A	23.58	23.89	12.21	3,244,970	4.63		4.63		2.11		2.11		8.11		13

	N/A		N/A	23.74	23.57	15.03	3,257,195	4.20		4.20		2.10		2.10		8.30		22

	N/A		N/A	22.91	22.32	32.10	3,144,154	3.80		3.80		2.09		2.09		7.41		32

	N/A		N/A	20.43	19.13	6.69	2,804,003	3.20		3.20		2.03		2.03		9.63		26

	N/A		N/A	23.00	20.18	2.23	3,155,689	2.63	*	2.63	*	1.97	*	1.97	*	6.71	*	31

	N/A		(0.00)	22.83	20.65	2.68	3,132,146	2.36		2.36		1.91		1.91		7.29		35

SEMIANNUAL REPORT	DECEMBER 31, 2019	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dynamic Income Fund (Consolidated)

07/01/2019 - 12/31/2019+	$28.29	$1.70	$(1.20)	$0.50	$(1.74)	$0.00	$0.00	$(1.74)

06/30/2019	28.98	2.73	(0.37)	2.36	(3.15)	0.00	0.00	(3.15)

06/30/2018	28.32	2.95	0.18	3.13	(2.65)	0.00	0.00	(2.65)

06/30/2017	26.56	2.60	3.18	5.78	(4.10)	0.00	0.00	(4.10)

06/30/2016	31.38	3.87	(3.45)	0.42	(4.25)	(0.99)	0.00	(5.24)

04/01/2015 - 06/30/2015(g)	30.74	0.80	0.47	1.27	(0.63)	0.00	0.00	(0.63	)(j)

03/31/2015	32.11	3.25	(0.49)	2.76	(4.13)	0.00	0.00	(4.13)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(e)

Ratio includes interest expense primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(f)	Fiscal year end changed from December 31st to June 30th.
(g)	Fiscal year end changed from March 31st to June 30th.
(h)	Fiscal year end changed from October 31st to June 30th.
(i)	Fiscal year end changed from January 31st to June 30th.
(j)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

(k)	See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information regarding certain prior year values.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

		Common Share			Ratios/Supplemental Data
								Ratios to Average Net Assets
Increase resulting from at-the-market offering	Offering Cost Charged to Paid in Capital	Net Asset Value End of Year or Period(a)	Market Price End of Year or Period	Total Investment Return(a)(d)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$0.08	$0.00	$27.13	$32.44	6.72%	$1,569,897	3.81	%*	3.81	%*	1.95	%*	1.95	%*	12.32	%*	10%

0.10	(0.00)	28.29	32.15	12.03	1,603,368	3.96		3.96		1.89		1.89		9.70		12

0.18	(0.00)	28.98	31.87	15.54	1,575,523	4.07		4.07		2.01		2.01		10.26		9

0.08	0.00	28.32	30.18	27.07	1,372,674	4.08		4.08		2.14		2.14		9.58		20

N/A	N/A	26.56	27.57	13.75	1,222,499	3.60		3.60		2.12		2.12		13.67		13

N/A	N/A	31.38	29.21	2.87	1,426,891	2.83	*	2.83	*	2.01	*	2.01	*	10.23	*	5

N/A	N/A	30.74	29.00	9.04	1,397,987	3.12		3.12		2.12		2.12		9.98		10

SEMIANNUAL REPORT	DECEMBER 31, 2019	21

Statements of Assets and Liabilities

December 31, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Assets:

Investments, at value
Investments in securities*	$193,785	$193,471	$647,115	$999,058
Financial Derivative Instruments
Exchange-traded or centrally cleared	84	577	506	1,680
Over the counter	0	6,799	673	322
Cash	12	223	264	0
Deposits with counterparty	1,162	5,132	8,398	10,677
Foreign currency, at value	0	526	1,047	2,514
Receivable for investments sold	446	1,932	4,209	19,655
Receivable for TBA investments sold	0	62,331	0	369,986
Receivable for Fund shares sold	0	0	474	0
Interest and/or dividends receivable	1,188	1,895	6,804	4,776
Other assets	11	1	295	2
Total Assets	196,688	272,887	669,785	1,408,670

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$74,611	$50,113	$206,968	$252,093
Payable for short sales	78	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	74	1,036	356	1,001
Over the counter	350	479	2,837	1,122
Payable for investments purchased	1,114	3,477	11,661	5,852
Payable for unfunded loan commitments	2,553	80	7,533	311
Payable for TBA investments purchased	0	101,420	0	839,056
Deposits from counterparty	291	6,949	796	2,431
Distributions payable to common shareholders	929	1,027	3,395	2,672
Overdraft due to custodian	0	0	0	117
Accrued management fees	146	145	562	242
Other liabilities	4	4	41	10
Total Liabilities	80,150	164,730	234,149	1,104,907

Net Assets Applicable to Common Shareholders	$116,538	$108,157	$435,636	$303,763

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$12	$0	$0	$0
Paid in capital in excess of par	111,138	135,706	421,550	353,829
Distributable earnings (accumulated loss)	5,388	(27,549)	14,086	(50,066)

Net Assets Applicable to Common Shareholders	$116,538	$108,157	$435,636	$303,763

Common Shares Outstanding	11,612	10,929	17,968	43,662

Net Asset Value Per Common Share(a)	$10.04	$9.90	$24.25	$6.96

Cost of investments in securities	$184,472	$197,343	$629,770	$995,565
Cost of foreign currency held	$0	$520	$1,034	$2,506
Proceeds received on short sales	$78	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$180	$(1,239)	$(5,425)	$(2,675)

* Includes repurchase agreements of:	$5,091	$13,488	$14,159	$15,994

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.001 per share), ($0.00001 per share), ($0.00001 per share), ($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities

December 31, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Assets:

Investments, at value
Investments in securities*	$5,775,193	$2,604,426
Investments in Affiliates	5,707	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,894	2,757
Over the counter	4,161	2,685
Cash	2,542	3,364
Deposits with counterparty	52,441	36,341
Foreign currency, at value	4,510	5,173
Receivable for investments sold	60,336	6,970
Receivable for Fund shares sold	807	77
Interest and/or dividends receivable	49,280	21,965
Other assets	25	328
Total Assets	5,959,896	2,684,086

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,606,090	$1,029,543
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,699	1,570
Over the counter	15,648	11,533
Payable for investments purchased	82,224	42,250
Payable for investments purchased on a delayed-delivery basis	0	634
Payable for unfunded loan commitments	2,469	1,236
Deposits from counterparty	19,226	12,135
Distributions payable to common shareholders	24,340	12,706
Accrued management fees	5,572	2,524
Other liabilities	108	58
Total Liabilities	2,758,376	1,114,189

Net Assets Applicable to Common Shareholders	$3,201,520	$1,569,897

Net Assets Applicable to Common Shareholders Consist of:

Par value^	$1	$1
Paid in capital in excess of par	3,340,007	1,462,558
Distributable earnings (accumulated loss)	(138,488)	107,338

Net Assets Applicable to Common Shareholders	$3,201,520	$1,569,897

Common Shares Outstanding	139,912	57,871

Net Asset Value Per Common Share(a)	$22.88	$27.13

Cost of investments in securities	$5,639,840	$2,476,437
Cost of investments in Affiliates	$7,639	$0
Cost of foreign currency held	$4,418	$6,629
Cost or premiums of financial derivative instruments, net	$15,175	$(5,018)

* Includes repurchase agreements of:	$126,734	$80,087

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	DECEMBER 31, 2019	23

Statements of Operations

Six Months Ended December 31, 2019 (Unaudited)
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:

Interest, net of foreign taxes*	$6,600	$8,282	$26,129	$22,449
Dividends	179	238	855	272
Total Income	6,779	8,520	26,984	22,721

Expenses:

Management fees	861	878	3,281	1,444
Trustee fees and related expenses	7	7	24	18
Interest expense	1,105	698	2,542	3,041
Miscellaneous expense	2	2	4	2
Total Expenses	1,975	1,585	5,851	4,505

Net Investment Income (Loss)	4,804	6,935	21,133	18,216

Net Realized Gain (Loss):

Investments in securities	34	401	2,972	2,237
Exchange-traded or centrally cleared financial derivative instruments	(906)	(2,694)	(11,658)	(14,828)
Over the counter financial derivative instruments	86	(1,255)	1,765	3,123
Short sales	1	0	0	(22)
Foreign currency	0	(127)	(301)	(183)

Net Realized Gain (Loss)	(785)	(3,675)	(7,222)	(9,673)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(616)	(4,064)	(10,970)	(9,985)
Exchange-traded or centrally cleared financial derivative instruments	437	2,530	8,644	12,740
Over the counter financial derivative instruments	(60)	4,833	(959)	(1,648)
Foreign currency assets and liabilities	0	(371)	(1,584)	(1,138)

Net Change in Unrealized Appreciation (Depreciation)	(239)	2,928	(4,869)	(31)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,780	$6,188	$9,042	$8,512

* Foreign tax withholdings	$0	$0	$0	$3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Six Months Ended December 31, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Investment Income:

Interest, net of foreign taxes*	$220,069	$124,475
Dividends	6,934	2,714
Total Income	227,003	127,189

Expenses:

Management fees	33,925	15,314
Trustee fees and related expenses	195	97
Interest expense	35,220	14,671
Miscellaneous expense	19	6
Total Expenses	69,359	30,088

Net Investment Income (Loss)	157,644	97,101

Net Realized Gain (Loss):

Investments in securities	32,933	21,087
Exchange-traded or centrally cleared financial derivative instruments	(62,980)	(56,728)
Over the counter financial derivative instruments	6,331	9,159
Foreign currency	(2,658)	(710)

Net Realized Gain (Loss)	(26,374)	(27,192)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(37,817)	(66,702)
Investments in Affiliates	(2,855)	0
Exchange-traded or centrally cleared financial derivative instruments	40,458	39,078
Over the counter financial derivative instruments	(6,556)	(5,922)
Foreign currency assets and liabilities	(17,636)	(8,760)

Net Change in Unrealized Appreciation (Depreciation)	(24,406)	(42,306)

Net Increase (Decrease) in Net Assets Resulting from Operations	$106,864	$27,603

* Foreign tax withholdings	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2019	25

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$4,804	$7,998	$6,935	$12,052
Net realized gain (loss)	(785)	924	(3,675)	(2,142)
Net change in unrealized appreciation (depreciation)	(239)	1,682	2,928	(1,921)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,780	10,604	6,188	7,989

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(5,571)	(11,126)	(6,148)	(12,972)
Tax basis return of capital	0	0	0	(1,969)

Total Distributions to Common Shareholders(a)	(5,571)	(11,126)	(6,148)	(14,941)

Common Share Transactions*:

Net proceeds from at-the-market offering	0	0	0	0
At-the-market offering costs	0	0	0	0
Issued as reinvestment of distributions	148	191	555	1,310

Net increase (decrease) resulting from common share transactions	148	191	555	1,310

Total increase (decrease) in net assets applicable to common shareholders	(1,643)	(331)	595	(5,642)

Net Assets Applicable to Common Shareholders:

Beginning of period	118,181	118,512	107,562	113,204
End of period	$116,538	$118,181	$108,157	$107,562

* Common Share Transactions:

Shares sold	0	0	0	0
Shares issued as reinvestment of distributions	14	18	50	100
Net increase (decrease) in common shares outstanding	14	18	50	100

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund		PIMCO Strategic Income Fund, Inc.

Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

$21,133	$31,333	$18,216	$26,023
(7,222)	14,169	(9,673)	(18,762)
(4,869)	(9,270)	(31)	19,148

9,042	36,232	8,512	26,409

(22,461)	(41,656)	(15,998)	(26,420)
0	0	0	(9,531)

(22,461)	(41,656)	(15,998)	(35,951)

37,008	33,003	0	0
94	(21)	0	0
1,876	3,141	1,962	4,289

38,978	36,123	1,962	4,289

25,559	30,699	(5,524)	(5,253)

410,077	379,378	309,287	314,540
$435,636	$410,077	$303,763	$309,287

1,380	1,250	0	0
73	125	218	458
1,453	1,375	218	458

SEMIANNUAL REPORT	DECEMBER 31, 2019	27

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Credit and Mortgage Income Fund		PIMCO Dynamic Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$157,644	$258,622	$97,101	$153,563
Net realized gain (loss)	(26,374)	83,423	(27,192)	40,430
Net change in unrealized appreciation (depreciation)	(24,406)	(44,936)	(42,306)	(62,612)

Net Increase (Decrease) in Net Assets Resulting from Operations	106,864	297,109	27,603	131,381

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains	(206,687)	(318,577)	(99,502)	(176,938)

Total Distributions to Common Shareholders(a)	(206,687)	(318,577)	(99,502)	(176,938)

Common Share Transactions**:

Net proceeds from at-the-market offering	35,859	0	25,616	54,997
At-the-market offering costs	0	0	29	(39)
Issued as reinvestment of distributions	20,514	9,243	12,783	18,444

Net increase (decrease) resulting from common share transactions	56,373	9,243	38,428	73,402

Total increase (decrease) in net assets applicable to common shareholders	(43,450)	(12,225)	(33,471)	27,845

Net Assets Applicable to Common Shareholders:

Beginning of period	3,244,970	3,257,195	1,603,368	1,575,523
End of period	$3,201,520	$3,244,970	$1,569,897	$1,603,368

* Common Share Transactions:

Shares sold	1,427	0	781	1,702
Shares issued as reinvestment of distributions	866	398	414	613
Net increase (decrease) in common shares outstanding	2,293	398	1,195	2,315

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended December 31, 2019
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$3,780	$6,188	$9,042	$8,512

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(22,344)	(285,030)	(128,700)	(3,450,819)
Proceeds from sales of long-term securities	13,688	278,136	74,311	3,480,094
(Purchases) Proceeds from sales of short-term portfolio investments, net	6,140	2,888	11,279	(10,918)
(Increase) decrease in deposits with counterparty	35	(173)	(2,414)	912
(Increase) decrease in receivable for investments sold	(431)	6,082	(2,042)	100,192
(Increase) decrease in interest and/or dividends receivable	(153)	54	(143)	(127)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(483)	183	(3,213)	(2,305)
Proceeds from (Payments on) over the counter financial derivative instruments	(8)	(1,309)	1,278	3,123
(Increase) decrease in other assets	0	1	(123)	0
Increase (decrease) in payable for investments purchased	(829)	(3,527)	628	(155,243)
Increase (decrease) in payable for unfunded loan commitments	2,035	80	7,533	311
Increase (decrease) in deposits from counterparty	226	4,074	(624)	(632)
Increase (decrease) in accrued management fees	16	11	75	17
Proceeds from (Payments on) short sales transactions, net	79	0	0	(22)
Proceeds from (Payments on) foreign currency transactions	0	(156)	(392)	(229)
Increase (decrease) in other liabilities	(4)	(3)	16	(12)
Net Realized (Gain) Loss
Investments in securities	(34)	(401)	(2,972)	(2,237)
Exchange-traded or centrally cleared financial derivative instruments	906	2,694	11,658	14,828
Over the counter financial derivative instruments	(86)	1,255	(1,765)	(3,123)
Short sales	(1)	0	0	22
Foreign currency	0	127	301	183
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	616	4,064	10,970	9,985
Exchange-traded or centrally cleared financial derivative instruments	(437)	(2,530)	(8,644)	(12,740)
Over the counter financial derivative instruments	60	(4,833)	959	1,648
Foreign currency assets and liabilities	0	371	1,584	1,138
Net amortization (accretion) on investments	(229)	(249)	(2,432)	1,213

Net Cash Provided by (Used for) Operating Activities	2,542	7,997	(23,830)	(16,229)

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	0	0	36,628	0
Net at-the-market offering costs	0	0	94	0
Increase (decrease) in overdraft due to custodian	0	(513)	0	117
Cash distributions paid to common shareholders*	(5,422)	(5,588)	(20,314)	(14,023)
Proceeds from reverse repurchase agreements	192,723	162,805	625,148	981,411
Payments on reverse repurchase agreements	(189,832)	(164,435)	(618,675)	(951,370)

Net Cash Received from (Used for) Financing Activities	(2,531)	(7,731)	22,881	16,135

Net Increase (Decrease) in Cash and Foreign Currency	11	266	(949)	(94)

Cash and Foreign Currency:

Beginning of period	1	483	2,260	2,608
End of period	$12	$749	$1,311	$2,514

* Reinvestment of distributions to common shareholders	$148	$555	$1,876	$1,962

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$1,249	$746	$2,790	$3,347
Non Cash Payment in Kind	$155	$92	$111	$41

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2019	29

Consolidated Statements of Cash Flows

Six Months Ended December 31, 2019
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$106,864	$27,603

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(540,163)	(304,180)
Proceeds from sales of long-term securities	713,302	362,099
(Purchases) Proceeds from sales of short-term portfolio investments, net	6,122	(14,901)
(Increase) decrease in deposits with counterparty	13,281	(7,717)
(Increase) decrease in receivable for investments sold	(48,150)	(4,369)
(Increase) decrease in interest and/or dividends receivable	5,342	2,642
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(24,926)	(18,163)
Proceeds from (Payments on) over the counter financial derivative instruments	5,799	3,789
(Increase) decrease in other assets	(16)	(123)
Increase (decrease) in payable for investments purchased	6,050	(5,123)
Increase (decrease) in payable for unfunded loan commitments	2,469	1,236
Increase (decrease) in deposits from counterparty	8,905	6,558
Increase (decrease) in accrued management fees	316	180
Proceeds from (Payments on) foreign currency transactions	(3,487)	(3,532)
Increase (decrease) in other liabilities	(106)	(48)
Net Realized (Gain) Loss
Investments in securities	(32,933)	(21,087)
Exchange-traded or centrally cleared financial derivative instruments	62,980	56,728
Over the counter financial derivative instruments	(6,331)	(9,159)
Foreign currency	2,658	710
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	37,817	66,702
Investments in Affiliates	2,855	0
Exchange-traded or centrally cleared financial derivative instruments	(40,458)	(39,078)
Over the counter financial derivative instruments	6,556	5,922
Foreign currency assets and liabilities	17,636	8,760
Net amortization (accretion) on investments	(24,516)	(12,255)

Net Cash Provided by (Used for) Operating Activities	277,866	103,194

Cash Flows Received from (Used for) Financing Activities:

Net proceeds from at-the-market offering	35,052	25,539
At-the-market offering costs	0	29
Increase (decrease) in overdraft due to custodian	0	(130)
Cash distributions paid to common shareholders*	(184,411)	(86,510)
Proceeds from reverse repurchase agreements	7,831,965	2,663,239
Payments on reverse repurchase agreements	(7,957,284)	(2,700,321)

Net Cash Received from (Used for) Financing Activities	(274,678)	(98,154)

Net Increase (Decrease) in Cash and Foreign Currency	3,188	5,040

Cash and Foreign Currency:

Beginning of period	3,864	3,497
End of period	$7,052	$8,537

* Reinvestment of distributions to common shareholders	$20,514	$12,783

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$38,064	$14,805
Non Cash Payment in Kind	$2,684	$296

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO PCM Fund, Inc.

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 166.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 17.7%

Ancestry.com Operations, Inc.
6.050% (LIBOR03M + 4.250%) due 08/27/2026 ~	$100	$98

Chesapeake Energy Corp.
TBD% due 06/09/2024	27	28

Clear Channel Outdoor Holdings, Inc.
5.299% (LIBOR03M + 3.500%) due 08/21/2026 ~	100	101

Diamond Resorts Corp.
5.549% (LIBOR03M + 3.750%) due 09/02/2023 ~	661	648

Emerald TopCo, Inc.
5.299% (LIBOR03M + 3.500%) due 07/24/2026 ~	6	6

Encina Private Credit LLC
4.740% (LIBOR03M + 3.000%) due 11/30/2025 «µ~	2,914	2,914

Envision Healthcare Corp.
5.549% (LIBOR03M + 3.750%) due 10/10/2025 ~	2,973	2,547

Financial & Risk U.S. Holdings, Inc.
5.049% (LIBOR03M + 3.250%) due 10/01/2025 ~	220	222

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.00% (LIBOR03M + 5.000%) due 04/13/2021 ~(c)	541	537

Frontier Communications Corp.
5.550% (LIBOR03M + 3.750%) due 06/15/2024 ~	98	98

iHeartCommunications, Inc.
5.691% (LIBOR03M + 4.000%) due 05/01/2026 ~	725	733

IRB Holding Corp.
5.195% - 5.216% (LIBOR03M + 3.250%) due 02/05/2025 ~	168	169

Jefferies Finance LLC
5.500% (LIBOR03M + 3.750%) due 06/03/2026 ~	5	5

McDermott Technology Americas, Inc.
0.500% - 12.002% (LIBOR03M + 10.000%) due 10/21/2021 ~µ	697	713
6.945% (LIBOR03M + 5.000%) due 05/09/2025 ~	594	349

MH Sub LLC
5.549% (LIBOR03M + 3.750%) due 09/13/2024 ~	20	20

Nascar Holdings, Inc.
4.495% (LIBOR03M + 2.750%) due 10/19/2026 ~	13	13

NCI Building Systems, Inc.
5.486% (LIBOR03M + 3.750%) due 04/12/2025 ~	110	110

Neiman Marcus Group Ltd. LLC
7.713% (LIBOR03M + 6.000%) due 10/25/2023 ~	2,222	1,830

Neiman Marcus Group Ltd. LLC (7.213% Cash and 1.000% PIK)
8.213% (LIBOR03M + 5.500%) due 10/25/2023 ~(c)	1,638	1,332

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)	106	105

Parexel International Corp.
4.549% - 4.555% (LIBOR03M + 2.750%) due 09/27/2024 ~	100	98

PetSmart, Inc.
5.740% (LIBOR03M + 4.000%) due 03/11/2022 ~	17	16

Sequa Mezzanine Holdings LLC
10.936% (LIBOR03M + 9.000%) due 04/28/2022 ~	800	789

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sotera Health Holdings LLC
6.289% (LIBOR03M + 4.500%) due 12/11/2026 ~	$23	$23

Starfruit Finco BV
4.960% (LIBOR03M + 3.250%) due 10/01/2025 ~	97	97

Syniverse Holdings, Inc.
6.846% (LIBOR03M + 5.000%) due 03/09/2023 ~	1,416	1,319

U.S. Renal Care, Inc.
6.813% (LIBOR03M + 5.000%) due 06/26/2026 ~	85	84

Univision Communications, Inc.
4.549% (LIBOR03M + 2.750%) due 03/15/2024 ~	2,647	2,618

West Corp.
5.927% (LIBOR03M + 4.000%) due 10/10/2024 ~	9	8

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~	205	207

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)	603	482

Windstream Services LLC
9.000% (PRIME + 4.250%) due 02/17/2024 ~	500	475
9.750% (PRIME + 5.000%) due 03/29/2021 ~	1,858	1,783

Total Loan Participations and Assignments (Cost $21,568)		20,577

CORPORATE BONDS & NOTES 24.6%

BANKING & FINANCE 5.7%

AXA Equitable Holdings, Inc.
5.000% due 04/20/2048	2	2

CBL & Associates LP
4.600% due 10/15/2024 (k)	190	123
5.950% due 12/15/2026 (k)	1,621	976

ESH Hospitality, Inc.
4.625% due 10/01/2027	22	22

Ford Motor Credit Co. LLC
5.183% (US0003M + 3.140%) due 01/07/2022 ~(k)	280	289

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (k)	76	80
6.750% due 03/15/2022 (k)	104	109

Hunt Cos., Inc.
6.250% due 02/15/2026	6	6

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	14	14

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (k)	1,200	1,201

Nationstar Mortgage LLC
6.500% due 07/01/2021 (k)	121	122

Navient Corp.
5.625% due 01/25/2025	51	49
6.125% due 03/25/2024	102	111
7.250% due 09/25/2023	24	27

Newmark Group, Inc.
6.125% due 11/15/2023	20	22

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	7	7

Piper Jaffray Cos.
4.740% due 10/15/2021 (k)	200	200
5.200% due 10/15/2023 (k)	900	899

Sabra Health Care LP
4.800% due 06/01/2024	32	34

Springleaf Finance Corp.
5.375% due 11/15/2029	7	7
5.625% due 03/15/2023	196	212
6.125% due 03/15/2024	24	26
6.875% due 03/15/2025	25	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (f)	$635	$166

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (k)	1,842	1,893

		6,626

INDUSTRIALS 13.7%

Associated Materials LLC
9.000% due 01/01/2024 (k)	1,996	1,756

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027	14	14

CCO Holdings LLC
4.750% due 03/01/2030	36	37

Centene Corp.
4.250% due 12/15/2027	21	22
4.625% due 12/15/2029	34	36
4.750% due 01/15/2025	33	34

Charter Communications Operating LLC
4.800% due 03/01/2050	41	43

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (k)	493	547

Community Health Systems, Inc.
6.250% due 03/31/2023 (k)	2,556	2,601
8.000% due 03/15/2026 (k)	78	80
8.625% due 01/15/2024 (k)	236	251

Corning, Inc.
5.450% due 11/15/2079	14	15

CVS Pass-Through Trust
5.880% due 01/10/2028	1,042	1,150

DAE Funding LLC
4.000% due 08/01/2020	2	2
4.500% due 08/01/2022	10	10
5.000% due 08/01/2024	22	23
5.250% due 11/15/2021 (k)	102	106
5.750% due 11/15/2023 (k)	100	105

Diamond Resorts International, Inc.
7.750% due 09/01/2023	20	21
10.750% due 09/01/2024 (k)	500	525

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (k)	330	336

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (c)	5	5

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (k)	400	441

Envision Healthcare Corp.
8.750% due 10/15/2026 (k)	382	238

Exela Intermediate LLC
10.000% due 07/15/2023	23	9

Fresh Market, Inc.
9.750% due 05/01/2023 (k)	350	179

Full House Resorts, Inc.
8.575% due 01/31/2024	100	99
9.738% due 02/02/2024	8	8

General Electric Co.
5.875% due 01/14/2038	4	5
6.150% due 08/07/2037	2	2
6.875% due 01/10/2039	10	13

iHeartCommunications, Inc.
6.375% due 05/01/2026 (k)	233	253
8.375% due 05/01/2027 (k)	357	395

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (k)	200	192

Mattel, Inc.
5.875% due 12/15/2027	11	12

Micron Technology, Inc.
5.327% due 02/06/2029	30	34

MSCI, Inc.
4.000% due 11/15/2029	5	5

NCL Corp. Ltd.
3.625% due 12/15/2024	20	20

Netflix, Inc.
5.375% due 11/15/2029	12	13

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	31

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Noble Holding International Ltd.
7.875% due 02/01/2026	$45	$33

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (k)	60	60

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	23	23

PetSmart, Inc.
5.875% due 06/01/2025	19	19

Radiate Holdco LLC
6.875% due 02/15/2023	2	2

Sealed Air Corp.
4.000% due 12/01/2027	3	3

Select Medical Corp.
6.250% due 08/15/2026	7	8

Silgan Holdings, Inc.
4.125% due 02/01/2028	8	8

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(d)	2,081	2,171

Staples, Inc.
7.500% due 04/15/2026	3	3

Tenet Healthcare Corp.
4.625% due 09/01/2024	3	3

Topaz Solar Farms LLC
4.875% due 09/30/2039 (k)	336	349
5.750% due 09/30/2039 (k)	2,209	2,443

TransDigm, Inc.
5.500% due 11/15/2027	18	18

Transocean Pontus Ltd.
6.125% due 08/01/2025	25	26

Transocean, Inc.
7.250% due 11/01/2025 (k)	51	50

Trident TPI Holdings, Inc.
9.250% due 08/01/2024	4	4

Triumph Group, Inc.
5.250% due 06/01/2022	4	4
6.250% due 09/15/2024	11	12

Twitter, Inc.
3.875% due 12/15/2027	4	4

UAL Pass-Through Trust
6.636% due 01/02/2024	421	448

Univision Communications, Inc.
5.125% due 02/15/2025 (k)	438	434

ViaSat, Inc.
5.625% due 09/15/2025	18	19
5.625% due 04/15/2027	4	4

Wyndham Destinations, Inc.
3.900% due 03/01/2023	14	14
4.625% due 03/01/2030	5	5
5.750% due 04/01/2027 (k)	154	168

		15,972

UTILITIES 5.2%

Edison International
2.400% due 09/15/2022	14	14
2.950% due 03/15/2023	1	1
3.125% due 11/15/2022	14	14
3.550% due 11/15/2024	14	14
5.750% due 06/15/2027	11	12

Frontier Communications Corp.
8.000% due 04/01/2027	24	25

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)(k)	131	131
2.950% due 03/01/2026 ^(d)(k)	211	212
3.250% due 09/15/2021 ^(d)(k)	146	147
3.250% due 06/15/2023 ^(d)(k)	68	68
3.300% due 03/15/2027 ^(d)(k)	132	132
3.400% due 08/15/2024 ^(d)(k)	85	86
3.500% due 10/01/2020 ^(d)(k)	388	389
3.500% due 06/15/2025 ^(d)(k)	151	151
3.750% due 02/15/2024 ^(d)(k)	86	88
3.750% due 08/15/2042 ^(d)	2	2
3.850% due 11/15/2023 ^(d)(k)	14	14
4.000% due 12/01/2046 ^(d)	2	2

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 05/15/2021 ^(d)	$373	$375
4.300% due 03/15/2045 ^(d)	24	25
4.500% due 12/15/2041 ^(d)	26	26
4.600% due 06/15/2043 ^(d)	9	9
4.650% due 08/01/2028 ^(d)(k)	227	235
4.750% due 02/15/2044 ^(d)(k)	157	162
5.125% due 11/15/2043 ^(d)(k)	244	251
5.400% due 01/15/2040 ^(d)	4	4
5.800% due 03/01/2037 ^(d)(k)	644	673
6.050% due 03/01/2034 ^(d)(k)	323	339
6.250% due 03/01/2039 ^(d)(k)	151	160
6.350% due 02/15/2038 ^(d)(k)	57	61

Southern California Edison Co.
3.650% due 03/01/2028	2	2
4.125% due 03/01/2048	16	17
4.650% due 10/01/2043	30	34
4.875% due 03/01/2049	40	47
5.750% due 04/01/2035	2	3
6.000% due 01/15/2034	20	25
6.650% due 04/01/2029	13	16

Sprint Corp.
7.125% due 06/15/2024 (k)	158	171
7.625% due 02/15/2025 (k)	394	433
7.625% due 03/01/2026 (k)	954	1,054
7.875% due 09/15/2023	327	362

Talen Energy Supply LLC
6.625% due 01/15/2028	4	4

Transocean Poseidon Ltd.
6.875% due 02/01/2027	20	21

		6,011

Total Corporate Bonds & Notes (Cost $28,273)		28,609

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024	28	53

Total Convertible Bonds & Notes (Cost $51)		53

MUNICIPAL BONDS & NOTES 0.7%

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	780	811

Total Municipal Bonds & Notes (Cost $737)		811

U.S. GOVERNMENT AGENCIES 4.7%

Fannie Mae
5.342% due 07/25/2029 •(k)	170	180
7.542% due 07/25/2029 •	230	273

Freddie Mac
0.000% due 02/25/2046 - 11/25/2050 (b)(f)(k)	2,391	1,782
0.100% due 05/25/2020 - 11/25/2050 (a)	37,859	86
0.499% due 01/25/2021 ~(a)	2,479	9
0.661% due 10/25/2020 ~(a)	7,995	17
1.939% due 11/25/2055 ~(a)	6,305	504
2.011% due 11/25/2045 ~(a)	1,027	138
3.615% due 06/25/2041 ~(a)	10,500	435
4.118% due 04/25/2025 ~(k)	1,300	1,242
6.942% due 10/25/2029 •	250	289
9.342% due 12/25/2027 •	447	538

Total U.S. Government Agencies (Cost $5,076)		5,493

NON-AGENCY MORTGAGE-BACKED SECURITIES 38.9%

Adjustable Rate Mortgage Trust
4.124% due 01/25/2036 ^~	134	127

Banc of America Alternative Loan Trust
6.011% due 04/25/2037 ^~	152	153

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
3.147% due 12/20/2034 ~	$289	$203
4.406% due 03/20/2036 ~	80	77
5.806% due 03/25/2037 ^~	80	81
7.000% due 10/25/2037 ^	482	394

Banc of America Mortgage Trust
4.664% due 06/25/2035 ~	97	95
5.101% due 06/20/2031 ~	310	320

Bancorp Commercial Mortgage Trust
5.490% due 08/15/2032 •(k)	2,300	2,323

BCAP LLC Trust
1.924% due 07/26/2036 ~	87	76

Bear Stearns ALT-A Trust
1.962% due 04/25/2037 •	639	512
3.673% due 05/25/2036 ~	39	32
3.741% due 05/25/2036 ^~	207	196
3.774% due 08/25/2036 ^~	272	272
3.803% due 07/25/2035 ^~	135	120
3.816% due 11/25/2036 ^~	655	545
3.962% due 08/25/2036 ^~	263	186
4.219% due 01/25/2047 ~	36	28
4.343% due 09/25/2034 ~	94	94

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~(k)	847	877
5.728% due 04/12/2038 ~	40	40

BRAD Resecuritization Trust
2.192% due 03/12/2021 «	1,634	33
6.550% due 03/12/2021 «	306	304

CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^þ	273	225

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	7	6

CD Mortgage Trust
5.688% due 10/15/2048 (k)	1,278	664

Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	225	179

Citigroup Commercial Mortgage Trust
5.589% due 12/10/2049 ~	674	432

Citigroup Mortgage Loan Trust
4.219% due 11/25/2035 ~	1,713	1,333
4.260% due 11/25/2036 ^~	82	81
4.870% due 08/25/2035 ^~	51	41
6.250% due 11/25/2037 ~	847	619

Citigroup Mortgage Loan Trust, Inc.
3.827% due 10/25/2035 ~	417	308

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.847% due 09/25/2035 ^~	128	111

CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	13	13

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~	1,700	1,728

Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~	752	499

Commercial Mortgage Trust
6.107% due 07/10/2046 ~(k)	690	700

Countrywide Alternative Loan Trust
2.072% due 02/25/2037 •	210	196
2.082% due 02/25/2036 ^•	639	545
2.342% due 10/25/2037 •	4,234	1,321
3.239% due 12/25/2035 •	1,108	1,015
5.500% due 03/25/2035	518	370
6.000% due 11/25/2035 ^	174	56
6.000% due 04/25/2036 ^(k)	2,804	2,183

Countrywide Home Loan Mortgage Pass-Through Trust
2.432% due 03/25/2035 •	136	125
3.662% due 03/25/2046 ^•(k)	636	438
3.711% due 02/20/2036 ^•	8	7
3.781% due 09/20/2036 ^~	106	98
3.794% due 09/25/2047 ^~	346	333
6.000% due 05/25/2037 ^	265	208

Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	53	55

Credit Suisse Mortgage Capital Certificates
2.323% due 11/30/2037 ~(k)	2,900	2,641

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 þ	$210	$155
6.000% due 07/25/2036	1,124	925
6.500% due 05/25/2036 ^	164	93

First Horizon Alternative Mortgage Securities Trust
4.043% due 08/25/2035 ^~	18	3

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~	201	176

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~	900	883

GS Mortgage Securities Trust
1.327% due 08/10/2043 ~(a)	13,080	53
2.161% due 05/10/2045 ~(a)	3,665	102
5.622% due 11/10/2039	513	402

GSR Mortgage Loan Trust
3.860% due 03/25/2047 ^~(k)	997	882

HarborView Mortgage Loan Trust
2.264% due 01/19/2036 •	626	499

IndyMac Mortgage Loan Trust
2.592% due 11/25/2034 •	102	99
3.444% due 05/25/2036 ~	135	97
4.349% due 06/25/2037 ~	233	213

JPMorgan Alternative Loan Trust
6.500% due 03/25/2036 ^(k)	1,080	895

JPMorgan Chase Commercial Mortgage Securities Corp.
1.752% due 03/12/2039 ~(a)	172	0

JPMorgan Chase Commercial Mortgage Securities Trust
0.485% due 02/15/2046 ~(a)	56,907	276
5.411% due 05/15/2047 (k)	1,545	1,807

JPMorgan Mortgage Trust
4.657% due 07/25/2035 ~	45	46

LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038 ^(k)	306	182
5.562% due 02/15/2040 ^~	119	73

Lehman Mortgage Trust
5.000% due 08/25/2021 ^	74	75
5.777% due 04/25/2036 ^~	145	128
6.000% due 05/25/2037 ^	284	288

MASTR Adjustable Rate Mortgages Trust
4.103% due 11/25/2035 ^~(k)	358	279

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^•	350	328

Merrill Lynch Mortgage Investors Trust
2.212% due 07/25/2030 •	54	52
2.452% due 11/25/2029 •	80	79
4.372% due 11/25/2035 •	104	106

Morgan Stanley Capital Trust
0.303% due 11/12/2049 ~(a)	5,436	9
5.399% due 12/15/2043	131	92

Morgan Stanley Mortgage Loan Trust
4.042% due 01/25/2035 ^~	227	189
6.000% due 08/25/2037 ^	212	157

Morgan Stanley Resecuritization Trust
4.540% due 03/26/2037 ~	4,517	4,351

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060	171	167

Motel 6 Trust
8.666% due 08/15/2024 •	1,222	1,244

Regal Trust
2.655% due 09/29/2031 •	16	16

Residential Accredit Loans, Inc. Trust
4.879% due 01/25/2036 ^~	307	279
6.000% due 08/25/2035 ^	238	238
6.000% due 06/25/2036 ^	131	122
6.500% due 09/25/2037 ^	220	214

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	207	121

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	199	195

Structured Adjustable Rate Mortgage Loan Trust
4.022% due 04/25/2036 ^~	284	231
4.111% due 01/25/2036 ^~	272	202
4.479% due 09/25/2036 ^~	113	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
2.002% due 08/25/2036 ^•	$723	$698

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	137	99

Wachovia Bank Commercial Mortgage Trust
0.933% due 10/15/2041 ~(a)	49	0
5.720% due 10/15/2048 ~(k)	1,810	1,777

WaMu Mortgage Pass-Through Certificates Trust
2.282% due 06/25/2044 •	378	372
2.627% due 11/25/2046 •	420	423
3.804% due 12/25/2036 ^~	285	286

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(k)	1,154	902

Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	7	7

Wells Fargo-RBS Commercial Mortgage Trust
0.783% due 02/15/2044 ~(a)	13,702	77

Total Non-Agency Mortgage-Backed Securities (Cost $42,490)		45,387

ASSET-BACKED SECURITIES 67.4%

Asset-Backed Securities Corp. Home Equity Loan Trust
2.887% due 02/25/2035 •(k)	3,205	3,221
3.517% due 12/25/2034 •(k)	1,504	1,509
5.035% due 06/21/2029 •	91	90

Bayview Financial Acquisition Trust
2.085% due 12/28/2036 •	52	52

Bear Stearns Asset-Backed Securities Trust
2.172% due 04/25/2036 •	2,047	2,737
4.276% due 07/25/2036 ~	305	306
5.500% due 12/25/2035	37	33

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~	1,185	403

Centex Home Equity Loan Trust
2.542% due 01/25/2035 •(k)	1,643	1,624

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(f)	1	365

Citigroup Mortgage Loan Trust
1.952% due 12/25/2036 •	1,518	1,057
2.012% due 12/25/2036 •(k)	830	453
2.242% due 11/25/2045 •(k)	2,788	2,780
2.492% due 11/25/2046 •	1,900	1,523

Citigroup Mortgage Loan Trust, Inc.
2.052% due 03/25/2037 •(k)	3,349	3,093

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	347	185
9.163% due 03/01/2033 ~	799	733

Countrywide Asset-Backed Certificates
1.922% due 12/25/2036 ^•	1,089	1,027
1.932% due 06/25/2035 •(k)	2,229	2,029
1.932% due 06/25/2047 ^•(k)	2,403	2,205
1.942% due 04/25/2047 ^•(k)	760	734
1.992% due 06/25/2037 ^•(k)	702	681
2.032% due 05/25/2036 •(k)	8,330	6,597
3.442% due 06/25/2035 •(k)	4,000	3,951

Countrywide Asset-Backed Certificates Trust
2.062% due 09/25/2046 •(k)	4,428	3,511
3.667% due 10/25/2035 •	2,157	1,889

Crecera Americas LLC
5.563% due 08/31/2020 •	1,900	1,902

EMC Mortgage Loan Trust
2.842% due 05/25/2040 •	368	379
3.092% due 02/25/2041 •	301	299

Fremont Home Loan Trust
1.972% due 04/25/2036 •	699	685

GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029 ~	66	57

GSAMP Trust
3.542% due 12/25/2034 •	2,190	1,519
3.592% due 06/25/2035 •(k)	2,200	2,183

Harley Marine Financing LLC
7.869% due 05/15/2043 «	1,000	606

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Home Equity Mortgage Loan Asset-Backed Trust
2.032% due 04/25/2037 •(k)	$4,389	$3,248

HSI Asset Securitization Corp. Trust
1.902% due 04/25/2037 •(k)	3,589	2,353

Marlette Funding Trust
0.000% due 07/16/2029 «(f)	3	719

MASTR Asset-Backed Securities Trust
1.902% due 08/25/2036 •(k)	3,112	1,605

Morgan Stanley ABS Capital, Inc. Trust
2.572% due 12/25/2034 •	147	141

Morgan Stanley Home Equity Loan Trust
2.857% due 05/25/2035 •	1,913	1,407

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	3,500	1,250

People’s Financial Realty Mortgage Securities Trust
1.922% due 09/25/2036 •	1,484	412

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ(k)	3,836	2,205

Residential Asset Securities Corp. Trust
2.482% due 08/25/2035 •(k)	4,350	4,205

Securitized Asset-Backed Receivables LLC Trust
2.222% due 01/25/2035 •	879	836
2.242% due 10/25/2035 •(k)	5,500	5,405

SoFi Consumer Loan Program LLC
0.000% due 11/25/2026 «(f)	22	1,097

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(f)	10	78
0.000% due 01/25/2039 (f)	1,000	299
0.000% due 05/25/2040 (f)	1,000	369
0.000% due 09/25/2040 (f)	339	169

Structured Asset Investment Loan Trust
3.517% due 10/25/2034 •(k)	1,986	2,000
6.292% due 10/25/2033 •	68	70

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	262	258

UPS Capital Business Credit
7.664% due 04/15/2026 ^«•(d)	1,856	0

Total Asset-Backed Securities (Cost $72,207)		78,544

	SHARES
COMMON STOCKS 1.6%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (e)	108,013	309

iHeartMedia, Inc.	83	1

iHeartMedia, Inc. ‘A’ (e)	6,080	103

		413

CONSUMER DISCRETIONARY 0.8%

Caesars Entertainment Corp. (e)	71,398	971

ENERGY 0.0%

Forbes Energy Services Ltd. (e)(i)	35,625	9

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(i)	9,231	139

UTILITIES 0.3%

TexGen Power LLC «	9,914	354

Total Common Stocks (Cost $3,931)		1,886

WARRANTS 0.8%

COMMUNICATION SERVICES 0.6%

iHeartMedia, Inc.	39,591	669

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	33

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «	118,000	$256

Total Warrants (Cost $876)		925

PREFERRED SECURITIES 2.8%

INDUSTRIALS 2.8%

General Electric Co.
5.000% due 01/21/2021 •(h)	53,000	52

Sequa Corp. (12.000% PIK)
12.000% «(c)	2,745	3,182

Total Preferred Securities (Cost $2,141)		3,234

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.3%

REAL ESTATE 2.3%

VICI Properties, Inc.	104,988	$2,682

Total Real Estate Investment Trusts (Cost $1,538)		2,682

SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS (j) 4.4%
		5,091

	SHARES	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
1.662% due 01/16/2020 (f)(g)(n)	493	$493

Total Short-Term Instruments (Cost $5,584)		5,584

Total Investments in Securities (Cost $184,472)		193,785

Total Investments 166.3% (Cost $184,472)		$193,785

Financial Derivative Instruments (l)(m) (0.3)% (Cost or Premiums, net $180)		(340)

Other Assets and Liabilities, net (66.0)%		(76,907)

Net Assets Applicable to Common Shareholders 100.0%		$116,538

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	07/29/2014	$1,769	$9	0.01%
Westmoreland Mining Holdings LLC	12/08/2014	269	139	0.12

		$2,038	$148	0.13%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$591	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(604)	$591	$591
RDR	1.600	12/31/2019	01/02/2020	4,500	U.S. Treasury Notes 3.125% due 11/15/2028	(4,590)	4,500	4,500

Total Repurchase Agreements						$(5,194)	$5,091	$5,091

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	2.834%	10/15/2019	01/08/2020		$	(7,015)	$(7,058)
BOS	2.600	11/12/2019	01/14/2020			(79)	(79)
	2.836	10/24/2019	01/24/2020			(5,470)	(5,500)
BPS	2.703	11/18/2019	02/18/2020			(153)	(154)
	2.853	11/18/2019	02/18/2020			(2,065)	(2,072)
BRC	2.903	11/18/2019	02/18/2020			(2,147)	(2,155)
	2.909	12/02/2019	03/04/2020			(161)	(161)
CEW	2.470	10/22/2019	01/22/2020			(262)	(263)
DBL	2.642	12/05/2019	03/05/2020			(311)	(312)
JPS	2.465	12/06/2019	01/06/2020			(2,556)	(2,561)
MZF	2.803	11/05/2019	01/06/2020			(2,519)	(2,530)
NOM	2.350	11/04/2019	01/03/2020			(198)	(199)
	2.400	01/03/2020	02/04/2020			(159)	(159)
RBC	2.905	11/06/2019	01/06/2020			(635)	(638)
RTA	2.270	11/14/2019	01/14/2020			(2,628)	(2,636)
	2.328	11/18/2019	02/18/2020			(940)	(943)
	2.334	10/31/2019	01/31/2020			(647)	(650)
	2.794	11/06/2019	02/04/2020			(2,814)	(2,826)
	2.794	11/07/2019	02/05/2020			(9,899)	(9,942)
	2.809	10/31/2019	01/29/2020			(1,746)	(1,755)
SAL	2.909	11/12/2019	02/10/2020			(3,651)	(3,666)
SGY	2.360	12/31/2019	02/13/2020			(97)	(97)
SOG	2.350	11/18/2019	02/18/2020			(999)	(1,002)
	2.360	11/15/2019	02/13/2020			(826)	(829)
	2.400	10/31/2019	01/31/2020			(317)	(318)
	2.746	11/14/2019	01/16/2020			(294)	(295)
	2.934	10/10/2019	01/08/2020			(745)	(750)
	2.952	10/17/2019	01/17/2020			(2,448)	(2,463)
UBS	2.250	11/01/2019	TBD	(3)		(2,179)	(2,187)
	2.300	12/13/2019	01/10/2020			(1,681)	(1,683)
	2.300	12/31/2019	01/10/2020			(355)	(355)
	2.450	11/05/2019	02/03/2020			(1,660)	(1,667)
	2.450	11/07/2019	02/05/2020			(69)	(69)
	2.450	11/08/2019	02/06/2020			(1,572)	(1,578)
	2.450	11/19/2019	01/07/2020			(380)	(381)
	2.450	11/21/2019	02/19/2020			(859)	(861)
	2.450	12/31/2019	02/06/2020			(1,294)	(1,294)
	2.500	11/08/2019	02/06/2020			(1,261)	(1,266)
	2.500	12/13/2019	01/10/2020			(177)	(177)
	2.600	11/19/2019	01/07/2020			(107)	(107)
	2.800	11/13/2019	01/10/2020			(3,315)	(3,328)
	2.844	11/07/2019	02/05/2020			(1,517)	(1,524)
	2.850	12/04/2019	03/03/2020			(1,642)	(1,646)
	3.035	10/03/2019	01/06/2020			(3,063)	(3,087)
	3.130	10/24/2019	01/17/2020			(1,380)	(1,388)

Total Reverse Repurchase Agreements							$(74,611)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Treasury Obligations (0.1)%
U.S. Treasury Bonds	2.875%	05/15/2049	$71	$(78)	$(78)

Total Short Sales (0.1)%				$(78)	$(78)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	35

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BNY	$0	$(7,058)	$0	$0	$(7,058)	$9,151	$2,093
BOS	0	(5,579)	0	0	(5,579)	7,816	2,237
BPS	0	(2,226)	0	0	(2,226)	2,821	595
BRC	0	(2,316)	0	0	(2,316)	3,231	915
CEW	0	(263)	0	0	(263)	289	26
DBL	0	(312)	0	0	(312)	453	141
FICC	591	0	0	0	591	(604)	(13)
JPS	0	(2,561)	0	0	(2,561)	2,780	219
MZF	0	(2,530)	0	0	(2,530)	3,248	718
NOM	0	(358)	0	0	(358)	179	(179)
RBC	0	(638)	0	0	(638)	877	239
RDR	4,500	0	0	0	4,500	(4,590)	(90)
RTA	0	(18,752)	0	0	(18,752)	23,975	5,223
SAL	0	(3,666)	0	0	(3,666)	4,764	1,098
SGY	0	(97)	0	0	(97)	0	(97)
SOG	0	(5,657)	0	0	(5,657)	6,899	1,242
UBS	0	(22,598)	0	0	(22,598)	28,361	5,763

Master Securities Forward Transaction Agreement
BCY	0	0	0	(78)

Total Borrowings and Other Financing Transactions	$5,091	$(74,611)	$0	$(78)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(5,802)	$(10,573)	$(2,187)	$(18,562)
U.S. Government Agencies	0	(1,388)	(1,006)	0	(2,394)
Non-Agency Mortgage-Backed Securities	0	(1,763)	(7,202)	0	(8,965)
Asset-Backed Securities	0	(28,281)	(16,250)	0	(44,531)

Total Borrowings	$0	$(37,234)	$(35,031)	$(2,187)	$(74,452)

Payable for reverse repurchase agreements(6)					$(74,452)

(k)	Securities with an aggregate market value of $95,134 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(71,442) at a weighted average interest rate of 3.008%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $0 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(159) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	195.572%	$590	$(33)	$(232)	$(265)	$0	$(4)
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.142	300	9	14	23	0	0

						$(24)	$(218)	$(242)	$0	$(4)

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$15,300	$(131)	$748	$617	$0	$(13)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023	32,300	606	(558)	48	0	(27)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	3,200	77	(89)	(12)	0	(7)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029	7,800	630	130	760	0	(23)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038	9,000	30	(1,369)	(1,339)	67	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	3	2	1	0
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	400	0	45	45	4	0
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	62	58	8	0
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	400	(1)	46	45	4	0

						$1,206	$(982)	$224	$84	$(70)

Total Swap Agreements						$1,182	$(1,200)	$(18)	$84	$(74)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$84	$84	$0	$0	$(74)	$(74)

Cash of $1,162 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$4,083	$(812)	$589	$0	$(223)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037	978	(190)	63	0	(127)

Total Swap Agreements						$(1,002)	$652	$0	$(350)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	37

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
GST	$0	$0	$0	$0	$0	$0	$(350)	$(350)	$(350)	$493	$143

(n)

Securities with an aggregate market value of $493 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$84	$84

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$70	$74

Over the counter
Swap Agreements	$0	$350	$0	$0	$0	$350

	$0	$354	$0	$0	$70	$424

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$50	$0	$0	$(956)	$(906)

Over the counter
Swap Agreements	$0	$86	$0	$0	$0	$86

	$0	$136	$0	$0	$(956)	$(820)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(151)	$0	$0	$588	$437

Over the counter
Swap Agreements	$0	$(60)	$0	$0	$0	$(60)

	$0	$(211)	$0	$0	$588	$377

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$17,351	$3,226	$20,577
Corporate Bonds & Notes
Banking & Finance	0	6,626	0	6,626
Industrials	0	15,972	0	15,972
Utilities	0	6,011	0	6,011
Convertible Bonds & Notes
Industrials	0	53	0	53
Municipal Bonds & Notes
West Virginia	0	811	0	811
U.S. Government Agencies	0	5,493	0	5,493
Non-Agency Mortgage-Backed Securities	0	45,050	337	45,387
Asset-Backed Securities	0	75,679	2,865	78,544
Common Stocks
Communication Services	412	1	0	413
Consumer Discretionary	971	0	0	971
Energy	9	0	0	9
Industrials	0	0	139	139
Utilities	0	0	354	354
Warrants
Communication Services	0	669	0	669
Industrials	0	0	256	256
Preferred Securities
Industrials	0	52	3,182	3,234
Real Estate Investment Trusts
Real Estate	2,682	0	0	2,682

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Short-Term Instruments
Repurchase Agreements	$0	$5,091	$0	$5,091
U.S. Treasury Bills	0	493	0	493

Total Investments	$4,074	$179,352	$10,359	$193,785

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(78)	$0	$(78)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$84	$0	$84

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(74)	0	(74)
Over the counter	0	(350)	0	(350)

	$0	$(424)	$0	$(424)

Total Financial Derivative Instruments	$0	$(340)	$0	$(340)

Totals	$4,074	$178,934	$10,359	$193,367

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2019:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,020	$3,181	$(73)	$(7)	$0	$(80)	$0	$(1,815)	$3,226	$2
Non-Agency Mortgage-Backed Securities	377	0	(23)	2	0	(19)	0	0	337	(18)
Asset-Backed Securities	3,391	0	0	2	0	(528)	0	0	2,865	(528)
Common Stocks
Industrials	134	0	0	0	0	5	0	0	139	5
Utilities	389	0	0	0	0	(35)	0	0	354	(35)
Warrants
Industrials	139	0	0	0	0	117	0	0	256	117
Preferred Securities
Industrials	2,763	166	0	0	0	253	0	0	3,182	253

Totals	$9,213	$3,347	$(96)	$(3)	$0	$(286)	$0	$(1,816)	$10,359	$(204)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	39

Schedule of Investments PIMCO PCM Fund, Inc. (Cont.)

December 31, 2019 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2019	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$2,914	Other Valuation Techniques(2)	—	—	—
	312	Third Party Vendor	Broker Quote	99.250-101.000	100.410
Non-Agency Mortgage-Backed Securities	337	Proxy Pricing	Base Price	2.000-99.375	89.931
Asset-Backed Securities	605	Discounted Cash Flow	Discount Rate	8.740	—
	2,260	Proxy Pricing	Base Price	0.000-53,000.000	19,877.647
Common Stocks
Industrials	139	Indicative Market Quotation	Broker Quote	$15.000	—
Utilities	354	Indicative Market Quotation	Broker Quote	$35.750	—
Warrants
Industrials	256	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	3,182	Fundamental valuation	Company Equity Value	$934,387,328.532	—

Total	$10,359

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 178.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.3%

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~		$866	$811

Chesapeake Energy Corp.
TBD% due 06/09/2024		25	26

Clay Holdco BV
TBD% due 11/06/2026 «	EUR	1,000	1,065

Diamond Resorts Corp.
5.549% (LIBOR03M + 3.750%) due 09/02/2023 ~		$612	599

Dubai World (2.000% Cash and 1.750% PIK)
3.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(c)		918	857

Emerald TopCo, Inc.
5.299% (LIBOR03M + 3.500%) due 07/24/2026 ~		5	5

Envision Healthcare Corp.
5.549% (LIBOR03M + 3.750%) due 10/10/2025 ~		2,525	2,163

Financial & Risk U.S. Holdings, Inc.
5.049% (LIBOR03M + 3.250%) due 10/01/2025 ~		220	222

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(c)		83	83

Frontier Communications Corp.
5.550% (LIBOR03M + 3.750%) due 06/15/2024 ~		98	98

iHeartCommunications, Inc.
5.691% (LIBOR03M + 4.000%) due 05/01/2026 ~		646	653

IRB Holding Corp.
5.195% - 5.216% (LIBOR03M + 3.250%) due 02/05/2025 ~		148	149

Jefferies Finance LLC
5.500% (LIBOR03M + 3.750%) due 06/03/2026 ~		4	4

McDermott Technology Americas, Inc.
0.500% - 12.002% (LIBOR03M + 10.000%) due 10/21/2021 ~µ		209	214
6.945% (LIBOR03M + 5.000%) due 05/09/2025 ~		374	220

MH Sub LLC
5.549% (LIBOR03M + 3.750%) due 09/13/2024 ~		20	20

Nascar Holdings, Inc.
4.495% (LIBOR03M + 2.750%) due 10/19/2026 ~		12	12

NCI Building Systems, Inc.
5.486% (LIBOR03M + 3.750%) due 04/12/2025 ~		10	10

Neiman Marcus Group Ltd. LLC
7.713% (LIBOR03M + 6.000%) due 10/25/2023 ~		1,678	1,382

Neiman Marcus Group Ltd. LLC (7.213% Cash and 1.000% PIK)
8.213% (LIBOR03M + 5.500%) due 10/25/2023 ~(c)		1,681	1,367

Ortho-Clinical Diagnostics S.A.
5.306% (LIBOR03M + 3.250%) due 06/30/2025 ~		108	107

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)		206	204

PetSmart, Inc.
5.740% (LIBOR03M + 4.000%) due 03/11/2022 ~		17	16

PG&E Corp.
4.950% (PRIME + 0.200%) due 04/16/2020 ~		100	100

Sequa Mezzanine Holdings LLC
10.936% (LIBOR03M + 9.000%) due 04/28/2022 ~		420	414

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sierra Hamilton LLC
15.000% due 09/12/2023 «		$5	$5

Sotera Health Holdings LLC
6.289% (LIBOR03M + 4.500%) due 12/11/2026 ~		21	21

Summer (BC) Holdco B SARL
TBD% due 10/15/2026		530	506

Sunshine Luxembourg SARL
6.195% (LIBOR03M + 4.250%) due 10/01/2026 ~		42	42

Syniverse Holdings, Inc.
6.846% (LIBOR03M + 5.000%) due 03/09/2023 ~		1,395	1,300

U.S. Renal Care, Inc.
6.813% (LIBOR03M + 5.000%) due 06/26/2026 ~		72	71

Univision Communications, Inc.
4.549% (LIBOR03M + 2.750%) due 03/15/2024 ~		715	707

West Corp.
5.927% (LIBOR03M + 4.000%) due 10/10/2024 ~		9	8

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		294	297

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		864	691

Windstream Services LLC
9.000% (PRIME + 4.250%) due 02/17/2024 ~		1,400	1,330
9.750% (PRIME + 5.000%) due 03/29/2021 ~		850	816

Total Loan Participations and Assignments (Cost $17,610)			16,595

CORPORATE BONDS & NOTES 41.1%

BANKING & FINANCE 17.9%

Ambac Assurance Corp.
5.100% due 06/07/2020		13	19

Ambac LSNI LLC
6.945% due 02/12/2023 •(m)		129	131

Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	1,870	2,480

AXA Equitable Holdings, Inc.
5.000% due 04/20/2048		$2	2

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	100	30

Barclays PLC
7.125% due 06/15/2025 •(i)(j)(m)	GBP	200	300
7.875% due 09/15/2022 •(i)(j)(m)		1,250	1,841

Brookfield Finance, Inc.
3.900% due 01/25/2028		$4	4
4.700% due 09/20/2047		12	14

CBL & Associates LP
4.600% due 10/15/2024 (m)		165	107
5.950% due 12/15/2026 (m)		1,020	614

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)(m)		200	228

Deutsche Bank AG
3.961% due 11/26/2025 •		150	153

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	6	7

ESH Hospitality, Inc.
4.625% due 10/01/2027		$18	18

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (m)		73	77

HSBC Bank PLC
6.330% due 05/23/2023		1,100	1,160

HSBC Holdings PLC
6.000% due 09/29/2023 •(i)(j)	EUR	200	259

Hunt Cos., Inc.
6.250% due 02/15/2026		$6	6

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$14	$14

Lloyds Banking Group PLC
7.625% due 06/27/2023 •(i)(j)(m)	GBP	1,600	2,383

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$1,400	1,401

Nationstar Mortgage LLC
6.500% due 07/01/2021 (m)		115	116

Newmark Group, Inc.
6.125% due 11/15/2023		18	20

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		7	7

Pinnacol Assurance
8.625% due 06/25/2034 «(k)		1,100	1,177

Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(i)(j)(m)		300	346

Sabra Health Care LP
4.800% due 06/01/2024		29	31

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)(m)	GBP	450	658
7.375% due 06/24/2022 •(i)(j)(m)		1,100	1,592

Societe Generale S.A.
7.375% due 10/04/2023 •(i)(j)(m)		$200	219

Springleaf Finance Corp.
5.375% due 11/15/2029		7	7

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		182	48

UniCredit SpA
7.830% due 12/04/2023 (m)		730	852

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	492	750

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (m)		$2,260	2,322

			19,393

INDUSTRIALS 16.1%

Altice Financing S.A.
7.500% due 05/15/2026 (m)		800	862

Altice France S.A.
7.375% due 05/01/2026 (m)		1,327	1,427

Associated Materials LLC
9.000% due 01/01/2024 (m)		680	598

Avon International Capital PLC
6.500% due 08/15/2022		6	6

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		13	13

Bausch Health Cos., Inc.
5.000% due 01/30/2028		12	12
5.250% due 01/30/2030		8	8

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		12	12

Bombardier, Inc.
6.125% due 01/15/2023 (m)		170	175
7.500% due 12/01/2024 (m)		148	156
7.500% due 03/15/2025 (m)		127	131
7.875% due 04/15/2027 (m)		450	464

Camelot Finance S.A.
4.500% due 11/01/2026		2	2

CCO Holdings LLC
4.750% due 03/01/2030		30	31

Centene Corp.
4.250% due 12/15/2027		17	18
4.625% due 12/15/2029		30	32
4.750% due 01/15/2025		29	30

Charter Communications Operating LLC
4.800% due 03/01/2050		36	38

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		488	541

Community Health Systems, Inc.
6.250% due 03/31/2023 (m)		1,547	1,574
8.000% due 03/15/2026 (m)		72	74
8.625% due 01/15/2024 (m)		106	113

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	41

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Connect Finco SARL
6.750% due 10/01/2026		$10	$11

Corning, Inc.
5.450% due 11/15/2079		12	13

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^«(d)		470	0

DAE Funding LLC
5.750% due 11/15/2023 (m)		100	105

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (m)		256	264

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		1,170	1,191

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (c)		5	5

EI Group PLC
6.875% due 05/09/2025	GBP	10	13

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (m)		$400	441

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)		382	238

Exela Intermediate LLC
10.000% due 07/15/2023		23	9

Fair Isaac Corp.
4.000% due 06/15/2028		2	2

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		284	285
6.875% due 03/01/2026 (m)		312	316
7.000% due 02/15/2021 (m)		31	31

Flex Ltd.
4.875% due 06/15/2029		15	16

Fresh Market, Inc.
9.750% due 05/01/2023 (m)		1,200	612

Full House Resorts, Inc.
8.575% due 01/31/2024		100	99
9.738% due 02/02/2024		8	8

General Electric Co.
5.875% due 01/14/2038		2	2
6.150% due 08/07/2037		2	3
6.875% due 01/10/2039		32	43

HCA, Inc.
7.500% due 11/15/2095 (m)		300	351

iHeartCommunications, Inc.
6.375% due 05/01/2026		207	225
8.375% due 05/01/2027 (m)		319	353

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		71	75

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		35	25

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (m)		300	258
8.500% due 10/15/2024		22	20
9.750% due 07/15/2025		23	21

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		2,113	1,674
8.125% due 06/01/2023		54	32

Kinder Morgan, Inc.
7.750% due 01/15/2032 (m)		300	413

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (m)		134	48

Mattel, Inc.
5.875% due 12/15/2027		9	10

Micron Technology, Inc.
5.327% due 02/06/2029 (m)		28	32

MSCI, Inc.
4.000% due 11/15/2029		4	4

NCL Corp. Ltd.
3.625% due 12/15/2024		20	20

Netflix, Inc.
3.875% due 11/15/2029 (m)	EUR	116	138
5.375% due 11/15/2029		$10	11

Noble Holding International Ltd.
7.875% due 02/01/2026		52	38

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2020 (g)(i)		$322	$3

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		328	327

Pacific Drilling SA
8.375% due 10/01/2023		54	49

Pan American Energy LLC
42.636% (BADLARPP) due 11/20/2020 «~	ARS	4,980	66

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$21	21

Petroleos Mexicanos
5.350% due 02/12/2028		114	114
6.490% due 01/23/2027		10	11
6.500% due 03/13/2027		232	247
6.750% due 09/21/2047		10	10
6.840% due 01/23/2030		40	43
7.690% due 01/23/2050		20	22

PetSmart, Inc.
5.875% due 06/01/2025		19	19

Platin 1426 GmbH
6.875% due 06/15/2023 (m)	EUR	100	115

QVC, Inc.
5.950% due 03/15/2043		$144	135

Radiate Holdco LLC
6.875% due 02/15/2023		2	2

Sands China Ltd.
5.400% due 08/08/2028 (m)		162	183

Sealed Air Corp.
4.000% due 12/01/2027		2	2

Select Medical Corp.
6.250% due 08/15/2026		6	7

Sensata Technologies, Inc.
4.375% due 02/15/2030		4	4

Silgan Holdings, Inc.
4.125% due 02/01/2028		9	9

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(d)		479	500

Staples, Inc.
7.500% due 04/15/2026		2	2

Telesat Canada
4.875% due 06/01/2027		5	5

Tenet Healthcare Corp.
4.625% due 09/01/2024		2	2

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021 (m)		106	103
3.250% due 04/15/2022 (m)	EUR	100	114

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		$90	93
5.750% due 09/30/2039 (m)		851	941

TransDigm, Inc.
5.500% due 11/15/2027		16	16

Transocean Pontus Ltd.
6.125% due 08/01/2025 (m)		25	26

Transocean, Inc.
7.250% due 11/01/2025		36	35
7.500% due 01/15/2026		6	6

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		4	4

Triumph Group, Inc.
5.250% due 06/01/2022		4	4
6.250% due 09/15/2024		11	12

Twitter, Inc.
3.875% due 12/15/2027		2	2

Univision Communications, Inc.
5.125% due 02/15/2025 (m)		36	36

Valaris PLC
5.750% due 10/01/2044		22	10
7.750% due 02/01/2026		2	1

Vale Overseas Ltd.
6.250% due 08/10/2026 (m)		25	29
6.875% due 11/21/2036		38	50
6.875% due 11/10/2039		6	8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ViaSat, Inc.
5.625% due 09/15/2025		$18	$19
5.625% due 04/15/2027		3	3

Wyndham Destinations, Inc.
3.900% due 03/01/2023		12	12
4.625% due 03/01/2030		4	4
5.750% due 04/01/2027		133	145

YPF S.A.
50.817% (BADLARPP + 4.000%) due 09/24/2020 «~(a)	ARS	1,430	18

			17,361

UTILITIES 7.1%

Edison International
2.400% due 09/15/2022		$12	12
2.950% due 03/15/2023		1	1
3.125% due 11/15/2022		12	12
3.550% due 11/15/2024		12	12
5.750% due 06/15/2027		8	9

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(m)		127	126

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)(m)		447	245

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(m)		1,192	1,174

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)		655	164

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)(m)		108	108
2.950% due 03/01/2026 ^(d)(m)		127	128
3.250% due 09/15/2021 ^(d)		44	44
3.250% due 06/15/2023 ^(d)(m)		173	173
3.300% due 03/15/2027 ^(d)(m)		116	116
3.300% due 12/01/2027 ^(d)		100	100
3.400% due 08/15/2024 ^(d)(m)		64	65
3.500% due 10/01/2020 ^(d)(m)		1,304	1,309
3.500% due 06/15/2025 ^(d)(m)		120	120
3.750% due 02/15/2024 ^(d)(m)		45	46
3.750% due 08/15/2042 ^(d)		2	2
3.850% due 11/15/2023 ^(d)(m)		10	10
4.250% due 05/15/2021 ^(d)		251	252
4.250% due 08/01/2023 ^(d)(m)		200	206
4.300% due 03/15/2045 ^(d)		18	18
4.500% due 12/15/2041 ^(d)		37	37
4.600% due 06/15/2043 ^(d)		8	8
4.650% due 08/01/2028 ^(d)		100	104
4.750% due 02/15/2044 ^(d)		26	27
5.125% due 11/15/2043 ^(d)		98	101
5.400% due 01/15/2040 ^(d)		4	4
5.800% due 03/01/2037 ^(d)		89	93
6.050% due 03/01/2034 ^(d)		17	18
6.250% due 03/01/2039 ^(d)		15	16
6.350% due 02/15/2038 ^(d)		6	6

Petrobras Global Finance BV
5.093% due 01/15/2030		137	147
6.850% due 06/05/2115		36	41

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)		1,327	1,490

Southern California Edison Co.
5.750% due 04/01/2035		2	3
6.650% due 04/01/2029		12	15

Sprint Corp.
7.625% due 03/01/2026 (m)		1,004	1,109

Talen Energy Supply LLC
6.625% due 01/15/2028		4	4

Transocean Poseidon Ltd.
6.875% due 02/01/2027		20	21

			7,696

Total Corporate Bonds & Notes (Cost $43,532)			44,450

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

DISH Network Corp.
3.375% due 08/15/2026	$600	$578

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	4	3

Total Convertible Bonds & Notes (Cost $603)		581

MUNICIPAL BONDS & NOTES 2.0%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	12	13

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	12
7.350% due 07/01/2035	5	6

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	35	38

		69

WEST VIRGINIA 1.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	8,800	385
7.467% due 06/01/2047	1,590	1,654

		2,039

Total Municipal Bonds & Notes (Cost $2,158)		2,108

U.S. GOVERNMENT AGENCIES 43.9%

Fannie Mae
4.208% due 11/25/2049 •(a)	236	52
4.258% due 03/25/2037 •(a)	260	41
4.358% due 11/25/2039 •(a)	233	37
4.508% due 01/25/2038 •(a)	342	51
4.588% due 03/25/2037 •(a)	294	53
4.608% due 12/25/2037 •(a)	331	39
4.618% due 06/25/2037 •(a)	116	12
4.658% due 04/25/2037 •(a)(m)	741	140
4.808% due 11/25/2035 •(a)	89	10
5.008% due 11/25/2036 •(a)(m)	1,442	269
5.342% due 07/25/2029 •	170	180
5.408% due 02/25/2037 •(a)	259	56
7.000% due 12/25/2023	50	53
7.500% due 06/01/2032	25	25
7.542% due 07/25/2029 •	220	261
7.800% due 06/25/2026 ~	2	2
9.247% due 12/25/2042 ~	50	57
11.691% due 08/25/2022 •	46	51

Freddie Mac
0.000% due 02/25/2046 (b)(g)	1,307	1,212
0.100% due 02/25/2046 (a)	15,708	10
0.661% due 10/25/2020 ~(a)	9,577	20
1.939% due 11/25/2055 ~(a)	5,732	458
4.700% due 03/15/2037 •(a)	532	94
4.830% due 09/15/2036 •(a)	315	53
4.840% due 09/15/2036 •(a)(m)	658	126
6.942% due 10/25/2029 •	250	289
7.000% due 08/15/2023	2	2

Uniform Mortgage-Backed Security
3.500% due 03/01/2048 - 07/01/2049 (m)	3,676	3,801
3.500% due 11/01/2048	815	838

Uniform Mortgage-Backed Security, TBA
3.500% due 02/01/2050	30,500	31,354
4.000% due 03/01/2050	5,500	5,721
4.500% due 02/01/2050	2,000	2,107

Total U.S. Government Agencies (Cost $47,132)		47,474

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 26.9%

Banc of America Alternative Loan Trust
12.998% due 09/25/2035 ^•	$1,070	$1,325

Banc of America Funding Trust
3.147% due 12/20/2034 ~	289	203
4.845% due 03/20/2036 ~	454	447
5.846% due 01/25/2037 ^~	165	164

Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	1	1

Bear Stearns Adjustable Rate Mortgage Trust
4.238% due 07/25/2036 ^~	183	177

Bear Stearns ALT-A Trust
3.107% due 04/25/2035 ~	100	93
3.874% due 11/25/2035 ^~(m)	112	98
4.103% due 09/25/2035 ^~	103	85

Bear Stearns Commercial Mortgage Securities Trust
5.395% due 02/11/2041 ~	199	199
5.728% due 04/12/2038 ~	40	40

Bear Stearns Structured Products, Inc. Trust
3.649% due 12/26/2046 ^~	265	229
4.001% due 01/26/2036 ^~	535	479

BRAD Resecuritization Trust
2.192% due 03/12/2021 «	1,370	27
6.550% due 03/12/2021 «	256	255

CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^þ	273	225

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	6	6

CD Mortgage Trust
5.688% due 10/15/2048	1,365	709

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.092% due 08/25/2035 •	72	72
2.472% due 10/25/2034 •	6	5

Citigroup Commercial Mortgage Trust
5.589% due 12/10/2049 ~	910	583

Citigroup Mortgage Loan Trust
4.219% due 11/25/2035 ~	1,631	1,270
4.798% due 03/25/2037 ^~	265	227

Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~(m)	1,508	1,001

Commercial Mortgage Trust
0.131% due 10/10/2046 ~(a)(m)	77,000	403
6.107% due 07/10/2046 ~(m)	760	771

Countrywide Alternative Loan Trust
2.032% due 12/25/2046 ^•	104	72
2.142% due 05/25/2036 ^•(m)	1,510	646
2.452% due 10/25/2035 •	615	511
3.279% due 10/25/2035 ^~	112	107
4.242% due 02/25/2037 ^~	133	131
5.358% due 07/25/2036 •(a)	1,035	328
5.500% due 08/25/2034	341	348
5.500% due 02/25/2036 ^	19	17
6.250% due 09/25/2034	52	53
6.500% due 08/25/2036 ^	1,224	726
14.872% due 07/25/2035 •	751	938

Countrywide Home Loan Mortgage Pass-Through Trust
2.032% due 03/25/2036 •	150	147
2.572% due 02/25/2035 •	86	83
3.264% due 03/25/2037 ^~	287	249
3.468% due 10/20/2035 ~	182	164
3.704% due 10/20/2035 ^~	103	92
3.859% due 10/20/2035 ^~	109	103
3.878% due 08/25/2034 ~	79	77
5.500% due 08/25/2035 ^	23	20

Credit Suisse Commercial Mortgage Trust
5.869% due 09/15/2040 ~	391	250

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	199	177

DBUBS Mortgage Trust
4.652% due 11/10/2046	700	630

First Horizon Alternative Mortgage Securities Trust
3.900% due 11/25/2036 ^~(m)	281	237

First Horizon Mortgage Pass-Through Trust
4.362% due 01/25/2037 ^~	370	319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~(m)		$201	$176

GS Mortgage Securities Trust
5.622% due 11/10/2039		128	100

GSR Mortgage Loan Trust
4.370% due 04/25/2035 ~		177	181
4.714% due 05/25/2035 ~		40	38
5.500% due 06/25/2036 ^		5	14

HarborView Mortgage Loan Trust
2.364% due 04/19/2034 •		15	14
3.265% due 11/19/2034 ~		98	90
4.446% due 08/19/2036 ^~		9	9
4.694% due 02/25/2036 ^~		23	15

HSI Asset Loan Obligation Trust
4.125% due 01/25/2037 ^~		245	220

IndyMac Mortgage Loan Trust
2.062% due 06/25/2037 ^•		918	904
2.352% due 03/25/2035 •		18	18
3.271% due 06/25/2037 ^~		454	400

JPMBB Commercial Mortgage Securities Trust
0.271% due 11/15/2045 ~(a)(m)		76,047	838

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		393	460

JPMorgan Mortgage Trust
4.236% due 04/25/2037 ^~		473	404
5.500% due 01/25/2036 ^		44	35
5.500% due 06/25/2037 ^		10	10

MASTR Adjustable Rate Mortgages Trust
3.924% due 10/25/2034 ~		130	123
4.103% due 11/25/2035 ^~		508	396

Merrill Lynch Alternative Note Asset Trust
1.862% due 01/25/2037 •		766	353

Motel 6 Trust
8.666% due 08/15/2024 •		1,222	1,244

Opteum Mortgage Acceptance Corp. Trust
2.062% due 07/25/2036 •		235	133

Prime Mortgage Trust
4.758% due 11/25/2036 •(a)		1,596	75

Provident Funding Mortgage Loan Trust
4.639% due 10/25/2035 ~		36	37

RBSSP Resecuritization Trust
5.000% due 09/26/2036 ~		1,705	1,586

Residential Accredit Loans, Inc. Trust
4.284% due 12/26/2034 ^~		143	121
4.879% due 01/25/2036 ^~(m)		632	574
6.000% due 09/25/2035 ^(m)		352	219
6.000% due 08/25/2036 ^		209	199

Residential Asset Mortgage Products Trust
7.500% due 12/25/2031		51	51

Structured Adjustable Rate Mortgage Loan Trust
3.639% due 05/25/2035 ^•(m)		1,321	1,159
3.715% due 09/25/2036 ^~		263	217
4.022% due 04/25/2036 ^~		284	231
4.079% due 09/25/2035 ~		69	61
4.111% due 01/25/2036 ^~		302	224

Structured Asset Mortgage Investments Trust
2.022% due 02/25/2036 •		352	326
2.072% due 02/25/2036 ^•(m)		254	246

SunTrust Adjustable Rate Mortgage Loan Trust
4.661% due 01/25/2037 ^~		77	72

Theatre Hospitals PLC
3.785% due 10/15/2031 •(m)	GBP	941	1,247
4.190% due 12/15/2024 «(k)		20	0

WaMu Mortgage Pass-Through Certificates Trust
3.804% due 12/25/2036 ^~(m)		$319	320
3.995% due 07/25/2037 ^~		91	86

Wells Fargo-RBS Commercial Mortgage Trust
0.253% due 12/15/2046 ~(a)(m)		30,000	327

Total Non-Agency Mortgage-Backed Securities (Cost $25,365)			29,072

ASSET-BACKED SECURITIES 16.9%

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	250	200

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	43

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Apidos CLO
0.000% due 07/22/2026 «~		$500	$0

Avoca CLO DAC
0.000% due 07/15/2032 ~	EUR	1,000	1,011

Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(m)		$571	348
17.605% due 03/25/2036 ^•(m)		1,634	1,651

Belle Haven ABS CDO Ltd.
2.539% due 07/05/2046 •		34,966	51

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		1,421	483

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(g)		1,400	1,096

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		1,700	1,062
0.000% due 10/15/2031 ~		600	409

Carlyle Global Market Strategies Euro CLO DAC
0.000% due 04/15/2027 ~	EUR	900	706
0.000% due 01/25/2032 ~		300	242

Carrington Mortgage Loan Trust
1.942% due 08/25/2036 •		$78	73

Chrysler Capital Auto Receivables Trust
0.000% due 01/16/2023 «(g)		1	714

Citigroup Mortgage Loan Trust
1.952% due 12/25/2036 •(m)		1,463	1,018
1.952% due 01/25/2037 •		171	86

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031 (m)		391	208

Countrywide Asset-Backed Certificates
2.892% due 09/25/2034 •		69	69

EMC Mortgage Loan Trust
2.732% due 05/25/2039 •		45	44

Flagship Credit Auto Trust
0.000% due 05/15/2025 «(g)		1	114

Lehman XS Trust
4.647% due 05/25/2037 ^þ(m)		92	91

Marlette Funding Trust
0.000% due 12/15/2028 «(g)		2	431
0.000% due 04/16/2029 «(g)		2	440
0.000% due 07/16/2029 «(g)		2	654

Morgan Stanley ABS Capital, Inc. Trust
1.852% due 05/25/2037 •		80	73

Residential Asset Mortgage Products Trust
5.572% due 06/25/2032 ~		50	51

SMB Private Education Loan Trust
0.000% due 09/18/2046 «(g)		1	759
0.000% due 10/15/2048 «(g)		2	1,198

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(g)		10	373
0.000% due 11/25/2026 «(g)		20	998

Soundview Home Loan Trust
1.852% due 11/25/2036 •		181	75

South Coast Funding Ltd.
2.303% due 01/06/2041 •		429	100
2.303% due 01/06/2041 •(m)		12,097	2,806

Structured Asset Securities Corp. Mortgage Loan Trust
2.092% due 06/25/2035 •		191	190

Symphony CLO Ltd.
6.601% due 07/14/2026 •		400	376

Washington Mutual Asset-Backed Certificates Trust
1.852% due 10/25/2036 •		100	52

Total Asset-Backed Securities (Cost $24,865)			18,252

SOVEREIGN ISSUES 5.9%

Argentina Government International Bond
3.380% due 12/31/2038 þ(m)	EUR	760	396
7.820% due 12/31/2033 (m)		1,267	824
7.820% due 12/31/2033		80	51
15.500% due 10/17/2026	ARS	8,480	39
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~		13,123	116
45.399% (BADLARPP + 3.250%) due 03/01/2020 ~		420	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
56.589% (ARLLMONP) due 06/21/2020 ~(a)	ARS	43,094	$390
59.928% (BADLARPP) due 10/04/2022 ~(a)		132	2

Autonomous City of Buenos Aires Argentina
44.086% due 03/29/2024 •		14,395	165
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)		1,630	20

Peru Government International Bond
5.400% due 08/12/2034	PEN	2	1
5.940% due 02/12/2029 (m)		752	256
5.940% due 02/12/2029		6	2
6.150% due 08/12/2032 (m)		649	223
6.350% due 08/12/2028 (m)		1,145	401
6.900% due 08/12/2037		1	0
6.950% due 08/12/2031		126	46
8.200% due 08/12/2026		207	80

Provincia de Buenos Aires
45.979% due 05/31/2022 •	ARS	100	1
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		79,631	604

Republic of Greece Government International Bond
3.000% due 02/24/2023 þ	EUR	33	41
3.000% due 02/24/2024 þ		33	42
3.000% due 02/24/2025 þ		33	43
3.000% due 02/24/2026 þ		33	44
3.000% due 02/24/2027 þ		33	44
3.000% due 02/24/2028 þ		33	45
3.000% due 02/24/2029 þ		33	45
3.000% due 02/24/2030 þ		33	45
3.000% due 02/24/2031 þ		33	45
3.000% due 02/24/2032 þ		33	46
3.000% due 02/24/2033 þ		33	46
3.000% due 02/24/2034 þ		33	46
3.000% due 02/24/2035 þ		33	46
3.000% due 02/24/2036 þ		33	46
3.000% due 02/24/2037 þ		33	46
3.000% due 02/24/2038 þ		33	46
3.000% due 02/24/2039 þ		33	47
3.000% due 02/24/2040 þ		33	47
3.000% due 02/24/2041 þ		33	47
3.000% due 02/24/2042 þ		33	47

South Africa Government International Bond
4.850% due 09/30/2029 (m)		$200	201
5.750% due 09/30/2049 (m)		200	195

Turkey Government International Bond
4.625% due 03/31/2025 (m)	EUR	300	357
5.200% due 02/16/2026 (m)		100	122
5.600% due 11/14/2024		$500	510
7.625% due 04/26/2029 (m)		400	443

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		50	6
8.250% due 10/13/2024 ^(d)		4	1
9.250% due 09/15/2027 ^(d)		62	7

Total Sovereign Issues (Cost $9,631)			6,368

		SHARES
COMMON STOCKS 1.7%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (e)		97,913	280

iHeartMedia, Inc.		73	1

iHeartMedia, Inc. ‘A’ (e)		5,415	92

			373

CONSUMER DISCRETIONARY 1.0%

Caesars Entertainment Corp. (e)		76,053	1,034

ENERGY 0.1%

Dommo Energia S.A. (e)(k)		68,358	50

Dommo Energia S.A. «		173,223	104

		SHARES	MARKET VALUE (000S)

Dommo Energia S.A. SP - ADR «(e)		547	$4

Forbes Energy Services Ltd. (e)(k)		5,475	1

			159

INDUSTRIALS 0.2%

Sierra Hamilton Holder LLC «(k)		100,456	19

Westmoreland Mining Holdings LLC «(k)		13,224	198

			217

UTILITIES 0.1%

Eneva S.A. (e)(k)		7,786	85

Total Common Stocks (Cost $2,280)			1,868

WARRANTS 0.8%

COMMUNICATION SERVICES 0.6%

iHeartMedia, Inc.		35,276	596

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «		121,000	262

Total Warrants (Cost $780)			858

PREFERRED SECURITIES 8.0%

BANKING & FINANCE 5.0%

AGFC Capital Trust
3.751% (US0003M + 1.750%) due 01/15/2067 ~(m)		1,000,000	500

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(i)(j)(m)		400,000	452

Nationwide Building Society
10.250% ~		10,940	2,406

OCP CLO Ltd.
0.000% due 04/26/2028 (g)		1,400	1,102

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)		664,000	950

			5,410

INDUSTRIALS 3.0%

General Electric Co.
5.000% due 01/21/2021 •(i)		28,000	27

Sequa Corp. (12.000% PIK)
12.000% «(c)		2,807	3,254

			3,281

Total Preferred Securities (Cost $7,459)			8,691

REAL ESTATE INVESTMENT TRUSTS 2.9%

REAL ESTATE 2.9%

VICI Properties, Inc.		121,529	3,105

Total Real Estate Investment Trusts (Cost $1,780)			3,105

SHORT-TERM INSTRUMENTS 13.0%

REPURCHASE AGREEMENTS (l) 12.5%
			13,488

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.2%
41.333% due 04/03/2020 «~	ARS	980	14

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
43.313% due 06/22/2020 «~	ARS	5,760	$85
47.869% due 02/26/2020 - 08/27/2020 (f)(g)		7,907	102

			201

U.S. TREASURY BILLS 0.3%
1.590% due 02/20/2020 (g)(h)(p)		$361	360

Total Short-Term Instruments (Cost $14,148)			14,049

Total Investments in Securities (Cost $197,343)			193,471

Total Investments 178.9% (Cost $197,343)			$193,471

Financial Derivative Instruments (n)(o) 5.4% (Cost or Premiums, net $(1,239))			5,861

Other Assets and Liabilities, net (84.3)%			(91,175)

Net Assets 100.0%			$108,157

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/26/2017	$18	$50	0.04%
Eneva S.A.	12/21/2017 - 12/03/2019	36	85	0.08
Forbes Energy Services Ltd.	03/11/2014 - 12/03/2014	241	1	0.00
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,177	1.09
Sierra Hamilton Holder LLC	07/31/2017	26	19	0.02
Theatre Hospitals PLC 4.190% due 12/15/2024	12/17/2018	1	0	0.00
Westmoreland Mining Holdings LLC	12/08/2014 - 08/05/2016	370	198	0.18

		$1,792	$1,530	1.41%

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	45

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$488	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(499)	$488	$488
NOM	1.650	12/31/2019	01/02/2020	13,000	U.S. Treasury Bonds 3.125% due 02/15/2043	(13,179)	13,000	13,001

Total Repurchase Agreements						$(13,678)	$13,488	$13,489

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	1.970%	11/13/2019	01/14/2020		$	(1,774)	$(1,779)
	2.600	11/12/2019	01/14/2020			(1,294)	(1,299)
BPS	(0.100)	10/15/2019	01/23/2020		EUR	(891)	(1,000)
	2.490	11/08/2019	01/07/2020		$	(445)	(447)
BRC	2.250	11/04/2019	01/03/2020			(360)	(361)
	2.250	01/03/2020	03/03/2020			(360)	(360)
	2.763	01/03/2020	04/01/2020			(747)	(747)
	2.838	11/04/2019	01/03/2020			(788)	(792)
CIW	2.120	12/18/2019	01/17/2020			(401)	(401)
FOB	2.350	12/12/2019	01/10/2020			(795)	(796)
JML	(0.300)	10/22/2019	01/22/2020		EUR	(81)	(91)
	(0.250)	10/17/2019	01/16/2020			(83)	(93)
	(0.250)	10/18/2019	01/17/2020			(98)	(110)
	0.900	10/15/2019	01/14/2020		GBP	(187)	(248)
	0.950	10/16/2019	01/15/2020			(1,402)	(1,860)
	0.950	10/17/2019	01/16/2020			(156)	(207)
	0.950	10/18/2019	01/17/2020			(184)	(244)
	0.950	10/23/2019	01/23/2020			(1,374)	(1,823)
	2.200	11/26/2019	01/24/2020		$	(581)	(583)
	2.200	12/27/2019	01/13/2020			(200)	(200)
	2.400	10/23/2019	01/17/2020			(1,755)	(1,763)
MBC	2.780	10/31/2019	01/29/2020			(751)	(755)
	2.810	11/08/2019	02/07/2020			(801)	(804)
MEI	2.450	12/02/2019	01/07/2020			(376)	(377)
NOM	2.350	11/04/2019	01/03/2020			(679)	(682)
	2.400	01/03/2020	02/04/2020			(545)	(545)
RTA	2.329	11/08/2019	02/07/2020			(1,634)	(1,640)
	2.963	09/25/2019	03/25/2020			(921)	(928)
	3.059	09/23/2019	03/23/2020			(980)	(988)
	3.159	09/23/2019	03/23/2020			(618)	(623)
SAL	3.194	12/13/2019	03/12/2020			(2,261)	(2,265)
SOG	2.270	11/08/2019	01/09/2020			(1,309)	(1,313)
	2.340	11/21/2019	02/19/2020			(831)	(833)
	2.360	11/14/2019	02/12/2020			(537)	(539)
	2.400	10/28/2019	01/28/2020			(1,102)	(1,107)
UBS	(0.130)	10/08/2019	01/08/2020		EUR	(349)	(391)
	(0.110)	10/08/2019	01/08/2020			(358)	(401)
	1.350	11/22/2019	02/24/2020		GBP	(2,505)	(3,324)
	1.605	10/29/2019	01/29/2020			(698)	(927)
	2.250	11/01/2019	TBD	(3)	$	(1,539)	(1,545)
	2.400	12/13/2019	01/10/2020			(196)	(196)
	2.450	11/07/2019	02/05/2020			(64)	(64)
	2.450	11/12/2019	02/10/2020			(3,651)	(3,664)
	2.450	11/13/2019	02/11/2020			(2,505)	(2,513)
	2.450	11/14/2019	01/07/2020			(1,018)	(1,021)
	2.450	11/18/2019	01/07/2020			(84)	(84)
	2.450	11/27/2019	01/07/2020			(94)	(94)
	2.450	12/31/2019	02/11/2020			(2,140)	(2,140)
	2.500	11/07/2019	02/05/2020			(244)	(245)
	2.500	11/14/2019	01/07/2020			(502)	(504)
	2.500	11/18/2019	01/07/2020			(536)	(538)
	2.550	10/03/2019	01/06/2020			(2,011)	(2,024)
	2.600	10/03/2019	01/06/2020			(96)	(97)
	2.600	11/18/2019	01/07/2020			(486)	(488)
	2.800	11/13/2019	01/10/2020			(1,245)	(1,250)

Total Reverse Repurchase Agreements							$(50,113)

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(3,078)	$0	$(3,078)	$3,469	$391
BPS	0	(1,447)	0	(1,447)	1,742	295
BRC	0	(2,260)	0	(2,260)	1,397	(863)
CIW	0	(401)	0	(401)	413	12
FICC	488	0	0	488	(499)	(11)
FOB	0	(796)	0	(796)	852	56
JML	0	(7,222)	0	(7,222)	8,477	1,255
MBC	0	(1,559)	0	(1,559)	1,922	363
MEI	0	(377)	0	(377)	443	66
NOM	13,001	(1,227)	0	11,774	(12,567)	(793)
RTA	0	(4,179)	0	(4,179)	5,146	967
SAL	0	(2,265)	0	(2,265)	3,456	1,191
SOG	0	(3,792)	0	(3,792)	4,186	394
UBS	0	(21,510)	0	(21,510)	25,013	3,503

Total Borrowings and Other Financing Transactions	$13,489	$(50,113)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(15,785)	$(14,962)	$(1,545)	$(32,292)
U.S. Government Agencies	0	(2,226)	0	0	(2,226)
Non-Agency Mortgage-Backed Securities	0	(3,017)	(2,540)	0	(5,557)
Asset-Backed Securities	0	(2,004)	(3,069)	0	(5,073)
Sovereign Issues	0	(2,922)	0	0	(2,922)
Preferred Securities	0	(391)	0	0	(391)

Total Borrowings	$0	$(26,345)	$(20,571)	$(1,545)	$(48,461)

Payable for reverse repurchase agreements(5)					$(48,461)

(m)	Securities with an aggregate market value of $57,068 and cash of $318 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(53,017) at a weighted average interest rate of 2.421%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(1,652) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME S&P 500 January 2020 Futures	$3,050.000	01/17/2020	63	$16	$142	$77

Total Purchased Options					$142	$77

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	47

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CME S&P 500 January 2020 Futures	$3,210.000	01/17/2020	63	$16	$(517)	$(692)

Total Written Options					$(517)	$(692)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	03/2020	334	$53,959	$1,099	$129	$0

Total Futures Contracts				$1,099	$129	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Frontier Communications Corp.	5.000%	Quarterly	06/20/2020	195.572%	$1,910	$(76)	$(782)	$(858)	$0	$(15)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	4,900	$369	$(164)	$205	$0	$(7)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		1,600	(285)	(2)	(287)	28	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		$13,900	(230)	(542)	(772)	13	0
Receive(5)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		600	(7)	16	9	2	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		4,400	(78)	43	(35)	14	0
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		2,200	(2)	(15)	(17)	7	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		5,700	(17)	1,153	1,136	0	(67)
Receive	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	86,100	(170)	(475)	(645)	9	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		54,600	55	3,230	3,285	0	(255)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		13,200	55	(2,742)	(2,687)	231	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	5,762	60	142	202	44	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		1,100	24	115	139	23	0

							$(226)	$759	$533	$371	$(329)

Total Swap Agreements							$(302)	$(23)	$(325)	$371	$(344)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$77	$129	$371	$577	$(692)	$0	$(344)	$(1,036)

Cash of $4,814 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020	AUD	148		$101	$0	$(3)

BPS	01/2020	EUR	648		716	0	(12)
	01/2020	GBP	3,817		4,943	0	(114)
	01/2020		$10	CLP	7,740	0	0
	01/2020		279	GBP	213	4	0
	02/2020	PEN	708		$209	0	(5)

BRC	01/2020		$127	AUD	186	4	0

CBK	01/2020		63	CLP	49,438	3	0
	01/2020		1,091	MXN	21,362	36	0

FBF	01/2020	BRL	94		$23	0	0
	01/2020		$23	BRL	94	1	0
	02/2020		23		94	0	0

GLM	01/2020	BRL	12		$3	0	0
	01/2020	GBP	139		182	0	(2)
	01/2020		$3	BRL	12	0	0
	01/2020		2	CLP	1,571	0	0
	02/2020		1,169	RUB	74,943	33	0

HUS	01/2020	CAD	43		$32	0	(1)
	01/2020	GBP	166		219	0	(1)
	01/2020		$3	CLP	2,352	0	0
	01/2020		179	TRY	1,031	0	(6)
	02/2020	JPY	22,000		$203	0	0

JPM	01/2020		$320	TRY	1,848	0	(11)

MYI	01/2020	EUR	4,092		$4,525	0	(67)

RYL	01/2020	CLP	17,504		23	0	0
	01/2020	MXN	21,362		1,106	0	(21)
	01/2020		$26	CLP	19,859	0	0
	05/2020		1,089	MXN	21,362	21	0

SSB	02/2020		386	JPY	41,800	0	(1)

TOR	01/2020		17	CLP	13,354	1	0

UAG	02/2020	JPY	18,200		$168	0	0

Total Forward Foreign Currency Contracts						$103	$(244)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 02/01/2050	$70.000	02/05/2020	8,000	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 02/01/2050	72.500	02/05/2020	5,000	0	0

Total Purchased Options					$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	49

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$	122	$0	$25	$25	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	1,815	$(361)	$262	$0	$(99)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		1,043	(202)	66	0	(136)

							$(563)	$328	$0	$(235)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Pay	3-Month USD-LIBOR	3.850%	Semi-Annual	07/13/2022	$	75,000	$0	$1,766	$1,766	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
JPM	Receive	NDDUEAFE Index	316	1.656% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/13/2020	$	1,963	$0	$61	$61	$0

MYI	Receive	NDDUEAFE Index	4,333	1.685% (3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020		24,988	0	2,623	2,623	0

UAG	Receive	NDDUEAFE Index	3,677	1.735% (3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020		21,205	0	2,221	2,221	0

									$0	$4,905	$4,905	$0

Total Swap Agreements									$(563)	$7,024	$6,696	$(235)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$25	$25	$(3)	$0	$0	$(3)	$22	$0	$22
BPS	4	0	0	4	(131)	0	0	(131)	(127)	0	(127)
BRC	4	0	0	4	0	0	0	0	4	0	4
CBK	39	0	0	39	0	0	0	0	39	0	39
FBF	1	0	0	1	0	0	0	0	1	0	1
GLM	33	0	0	33	(2)	0	0	(2)	31	0	31
GST	0	0	0	0	0	0	(235)	(235)	(235)	360	125
HUS	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
JPM	0	0	61	61	(11)	0	0	(11)	50	0	50
MYC	0	0	1,766	1,766	0	0	0	0	1,766	(2,006)	(240)
MYI	0	0	2,623	2,623	(67)	0	0	(67)	2,556	(2,660)	(104)
RYL	21	0	0	21	(21)	0	0	(21)	0	0	0
SSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
TOR	1	0	0	1	0	0	0	0	1	0	1
UAG	0	0	2,221	2,221	0	0	0	0	2,221	(2,300)	(79)

Total Over the Counter	$103	$0	$6,696	$6,799	$(244)	$0	$(235)	$(479)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

(p)

Securities with an aggregate market value of $360 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$77	$0	$0	$77
Futures	0	0	129	0	0	129
Swap Agreements	0	0	0	0	371	371

	$0	$0	$206	$0	$371	$577

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$103	$0	$103
Swap Agreements	0	25	4,905	0	1,766	6,696

	$0	$25	$4,905	$103	$1,766	$6,799

	$0	$25	$5,111	$103	$2,137	$7,376

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$692	$0	$0	$692
Swap Agreements	0	15	0	0	329	344

	$0	$15	$692	$0	$329	$1,036

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$244	$0	$244
Swap Agreements	0	235	0	0	0	235

	$0	$235	$0	$244	$0	$479

	$0	$250	$692	$244	$329	$1,515

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(1,256)	$0	$0	$(1,256)
Written Options	0	0	(2,156)	0	0	(2,156)
Futures	0	0	4,474	0	0	4,474
Swap Agreements	0	58	0	0	(3,814)	(3,756)

	$0	$58	$1,062	$0	$(3,814)	$(2,694)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	51

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$567	$0	$567
Purchased Options	0	0	0	0	(2)	(2)
Swap Agreements	0	48	(2,684)	0	816	(1,820)

	$0	$48	$(2,684)	$567	$814	$(1,255)

	$0	$106	$(1,622)	$567	$(3,000)	$(3,949)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(27)	$0	$0	$(27)
Written Options	0	0	(299)	0	0	(299)
Futures	0	0	319	0	0	319
Swap Agreements	0	(401)	0	0	2,938	2,537

	$0	$(401)	$(7)	$0	$2,938	$2,530

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(48)	$0	$(48)
Swap Agreements	0	(28)	5,625	0	(716)	4,881

	$0	$(28)	$5,625	$(48)	$(716)	$4,833

	$0	$(429)	$5,618	$(48)	$2,222	$7,363

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$15,024	$1,571	$16,595
Corporate Bonds & Notes
Banking & Finance	0	18,216	1,177	19,393
Industrials	0	17,277	84	17,361
Utilities	0	7,696	0	7,696
Convertible Bonds & Notes
Industrials	0	578	0	578
Utilities	0	3	0	3
Municipal Bonds & Notes
Illinois	0	69	0	69
West Virginia	0	2,039	0	2,039
U.S. Government Agencies	0	47,474	0	47,474
Non-Agency Mortgage-Backed Securities	0	28,790	282	29,072
Asset-Backed Securities	0	11,475	6,777	18,252
Sovereign Issues	0	6,368	0	6,368
Common Stocks
Communication Services	372	1	0	373
Consumer Discretionary	1,034	0	0	1,034
Energy	51	0	108	159
Industrials	0	0	217	217
Utilities	85	0	0	85
Warrants
Communication Services	0	596	0	596
Industrials	0	0	262	262
Preferred Securities
Banking & Finance	0	5,410	0	5,410
Industrials	0	27	3,254	3,281

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Real Estate Investment Trusts
Real Estate	$3,105	$0	$0	$3,105
Short-Term Instruments
Repurchase Agreements	0	13,488	0	13,488
Argentina Treasury Bills	0	102	99	201
U.S. Treasury Bills	0	360	0	360

Total Investments	$4,647	$174,993	$13,831	$193,471

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	206	371	0	577
Over the counter	0	6,799	0	6,799

	$206	$7,170	$0	$7,376

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(692)	(344)	0	(1,036)
Over the counter	0	(479)	0	(479)

	$(692)	$(823)	$0	$(1,515)

Total Financial Derivative Instruments	$(486)	$6,347	$0	$5,861

Totals	$4,161	$181,340	$13,831	$199,332

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2019:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$2,293	$1,513	$(103)	$(12)	$(1)	$(61)	$0	$(2,058)	$1,571	$18
Corporate Bonds & Notes
Banking & Finance	1,136	0	0	0	0	41	0	0	1,177	41
Industrials	0	100	0	0	0	(16)	0	0	84	(16)
Non-Agency Mortgage-Backed Securities	316	0	(20)	1	0	(15)	0	0	282	(15)
Asset-Backed Securities	8,335	0	0	4	0	(1,562)	0	0	6,777	(1,562)
Common Stocks
Energy	187	36	(46)	0	(2)	(17)	0	(50)	108	68
Industrials	220	0	0	0	0	(3)	0	0	217	(3)
Warrants
Industrials	143	0	0	0	0	119	0	0	262	119
Preferred Securities
Industrials	2,827	169	0	0	0	258	0	0	3,254	258
Short-Term Instruments
Argentina Treasury Bills	0	90	0	0	0	9	0	0	99	9

Totals	$15,457	$1,908	$(169)	$(7)	$(3)	$(1,247)	$0	$(2,108)	$13,831	$(1,083)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2019	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5	Other Valuation Techniques(2)	—	—	—
	1,065	Proxy Pricing	Base Price	95.000	—
	501	Third Party Vendor	Broker Quote	99.250-101.000	100.286
Corporate Bonds & Notes
Banking & Finance	1,177	Reference Instrument	Option Adjusted Spread	584.983 bps	—
Industrials	84	Reference Instrument	Broker Quote	100.250-101.520	101.244
Non-Agency Mortgage-Backed Securities	282	Proxy Pricing	Base Price	2.000-99.375	89.931
Asset-Backed Securities	431	Interest Only Weighted Average Life	Base Price	20,607.870	—
	6,346	Proxy Pricing	Base Price	0.010-79,892.180	36,028.433
Common Stocks
Energy	108	Other Valuation Techniques(2)	—	—	—
Industrials	198	Indicative Market Quotation	Broker Quote	$15.000	—
	19	Other Valuation Techniques(2)	—	—	—
Warrants
Industrials	262	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	3,254	Fundamental Valuation	Company Equity Value	$934,387,328.532	—
Short-Term Instruments
Argentina Treasury Bills	99	Proxy Pricing	Base Price	100.000	—

Total	$13,831

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	53

Schedule of Investments PIMCO Income Opportunity Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 148.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 22.1%

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~		$3,164	$2,965

Altice France S.A.
5.740% (LIBOR03M + 4.000%) due 08/14/2026 ~		198	199

Ancestry.com Operations, Inc.
5.550% (LIBOR03M + 3.750%) due 10/19/2023 ~		199	197

Chesapeake Energy Corp.
TBD% due 06/09/2024		92	95

Clay Holdco BV
TBD% due 11/30/2025 «	EUR	3,900	4,100
TBD% due 11/06/2026 «		100	106

Diamond Resorts Corp.
5.549% (LIBOR03M + 3.750%) due 09/02/2023 ~		$2,913	2,853

Dubai World (2.000% Cash and 1.750% PIK)
3.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(c)		7,375	6,887

Emerald TopCo, Inc.
5.299% (LIBOR03M + 3.500%) due 07/24/2026 ~		21	21

Encina Private Credit LLC
4.740% (LIBOR03M + 3.000%) due 11/30/2025 «µ~		10,103	10,103

Envision Healthcare Corp.
5.549% (LIBOR03M + 3.750%) due 10/10/2025 ~		9,673	8,287

Financial & Risk U.S. Holdings, Inc.
5.049% (LIBOR03M + 3.250%) due 10/01/2025 ~		662	669

Fleet U.S. Bidco, Inc.
5.235% (LIBOR03M + 3.250%) due 10/07/2026 «~		10	10

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(c)		450	446

Frontier Communications Corp.
5.550% (LIBOR03M + 3.750%) due 06/15/2024 ~		391	394

iHeartCommunications, Inc.
5.691% (LIBOR03M + 4.000%) due 05/01/2026 ~		2,412	2,438

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~		870	873
6.432% (LIBOR03M + 4.500%) due 01/02/2024 ~		34	34

IRB Holding Corp.
5.195% - 5.216% (LIBOR03M + 3.250%) due 02/05/2025 ~		553	556

Jefferies Finance LLC
5.500% (LIBOR03M + 3.750%) due 06/03/2026 ~		17	17

McDermott Technology Americas, Inc.
0.500% - 12.002% (LIBOR03M + 10.000%) due 10/21/2021 ~µ		896	917
6.945% (LIBOR03M + 5.000%) due 05/09/2025 ~		1,457	857

Messer Industrie GmbH
4.445% (LIBOR03M + 2.500%) due 03/01/2026 ~		51	52

MH Sub LLC
5.549% (LIBOR03M + 3.750%) due 09/13/2024 ~		68	69

Nascar Holdings, Inc.
4.495% (LIBOR03M + 2.750%) due 10/19/2026 ~		46	47

NCI Building Systems, Inc.
5.486% (LIBOR03M + 3.750%) due 04/12/2025 ~		250	250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Neiman Marcus Group Ltd. LLC
7.713% (LIBOR03M + 6.000%) due 10/25/2023 ~		$7,823	$6,442

Neiman Marcus Group Ltd. LLC (7.213% Cash and 1.000% PIK)
8.213% (LIBOR03M + 5.500%) due 10/25/2023 ~(c)		5,903	4,801

Ortho-Clinical Diagnostics S.A.
5.306% (LIBOR03M + 3.250%) due 06/30/2025 ~		1,492	1,477

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)		300	298

PetSmart, Inc.
5.740% (LIBOR03M + 4.000%) due 03/11/2022 ~		41	41

Project OMNI Senior
3.000% (EUR003M + 3.000%) due 09/03/2026 «~(k)	EUR	10,000	11,206

Sequa Mezzanine Holdings LLC
6.904% (LIBOR03M + 5.000%) due 11/28/2021 ~		$1,128	1,130
10.936% (LIBOR03M + 9.000%) due 04/28/2022 ~		4,580	4,517

Sierra Hamilton LLC
15.000% due 09/12/2023 «		10	10

Sotera Health Holdings LLC
6.289% (LIBOR03M + 4.500%) due 12/11/2026 ~		85	85

Starfruit Finco BV
4.960% (LIBOR03M + 3.250%) due 10/01/2025 ~		183	184

Summer (BC) Holdco B SARL
TBD% due 10/15/2026		2,200	2,098

Sunshine Luxembourg SARL
6.195% (LIBOR03M + 4.250%) due 10/01/2026 ~		262	265

Syniverse Holdings, Inc.
6.846% (LIBOR03M + 5.000%) due 03/09/2023 ~		4,462	4,157

U.S. Renal Care, Inc.
6.813% (LIBOR03M + 5.000%) due 06/26/2026 ~		302	300

Univision Communications, Inc.
4.549% (LIBOR03M + 2.750%) due 03/15/2024 ~		7,844	7,758

West Corp.
5.927% (LIBOR03M + 4.000%) due 10/10/2024 ~		34	29

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		2	2

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		6	5

Windstream Services LLC
9.000% (PRIME + 4.250%) due 02/17/2024 ~		2,800	2,659
9.750% (PRIME + 5.000%) due 03/29/2021 ~		5,863	5,626

Total Loan Participations and Assignments (Cost $97,908)			96,532

CORPORATE BONDS & NOTES 50.6%

BANKING & FINANCE 18.2%

Ally Financial, Inc.
8.000% due 11/01/2031		123	171
8.000% due 11/01/2031 (m)		468	642

Ambac Assurance Corp.
5.100% due 06/07/2020		1	2

Ambac LSNI LLC
6.945% due 02/12/2023 •(m)		545	553

Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	7,460	9,894
8.375% due 07/15/2023		900	1,194

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AXA Equitable Holdings, Inc.
5.000% due 04/20/2048		$6	$6

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	500	152

Bank of Ireland
7.375% due 06/18/2020 •(i)(j)(m)	EUR	400	464

Barclays Bank PLC
7.625% due 11/21/2022 (j)(m)		$400	450

Barclays PLC
3.250% due 01/17/2033	GBP	100	139
5.250% due 08/17/2045 (m)		$200	246
7.125% due 06/15/2025 •(i)(j)	GBP	200	300
7.250% due 03/15/2023 •(i)(j)(m)		2,055	2,975
7.875% due 09/15/2022 •(i)(j)(m)		1,970	2,901
8.000% due 06/15/2024 •(i)(j)		$250	280

Brookfield Finance, Inc.
3.900% due 01/25/2028		16	17
4.700% due 09/20/2047		40	46

CBL & Associates LP
4.600% due 10/15/2024 (m)		968	627
5.250% due 12/01/2023		82	58
5.950% due 12/15/2026 (m)		409	246

Credit Agricole S.A.
7.875% due 01/23/2024 •(i)(j)(m)		300	343

Credit Suisse Group AG
7.500% due 07/17/2023 •(i)(j)(m)		200	219

Deutsche Bank AG
3.961% due 11/26/2025 •(m)		750	767

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	18	20

ESH Hospitality, Inc.
4.625% due 10/01/2027		$74	75

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		252	267
6.750% due 03/15/2022 (m)		320	334

HSBC Bank PLC
6.330% due 05/18/2023		5,500	5,798

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	200	292
6.000% due 09/29/2023 •(i)(j)(m)	EUR	1,000	1,297
6.500% due 03/23/2028 •(i)(j)		$310	341

Hunt Cos., Inc.
6.250% due 02/15/2026		16	16

ING Groep NV
5.750% due 11/16/2026 •(i)(j)		300	316

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		42	43

Lloyds Banking Group PLC
5.125% due 12/27/2024 •(i)(j)	GBP	200	275
7.500% due 06/27/2024 •(i)(j)(m)		$200	221
7.500% due 09/27/2025 •(i)(j)(m)		1,740	1,953
7.625% due 06/27/2023 •(i)(j)	GBP	700	1,042
7.875% due 06/27/2029 •(i)(j)		3,284	5,503

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$1,450	1,451

Nationstar Mortgage LLC
6.500% due 07/01/2021		388	390

Navient Corp.
5.625% due 08/01/2033		55	47
6.150% due 03/10/2021 (m)		200	200

Newmark Group, Inc.
6.125% due 11/15/2023		66	73

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		21	22

Pinnacol Assurance
8.625% due 06/25/2034 «(k)		2,900	3,104

Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(i)(j)(m)		1,900	2,191

Sabra Health Care LP
4.800% due 06/01/2024		112	119

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)(m)	GBP	2,203	3,220
7.375% due 06/24/2022 •(i)(j)(m)		3,240	4,688

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (m)		$4,000	$4,285

Societe Generale S.A.
6.000% due 01/27/2020 •(i)(j)		200	201
6.750% due 04/06/2028 •(i)(j)(m)		200	221
7.375% due 10/04/2023 •(i)(j)(m)		400	437

Springleaf Finance Corp.
5.375% due 11/15/2029		29	30
6.875% due 03/15/2025		59	67

Tesco Property Finance PLC
6.052% due 10/13/2039 (m)	GBP	1,554	2,698

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$2,644	692

TP ICAP PLC
5.250% due 01/26/2024 (m)	GBP	1,000	1,457

UniCredit SpA
7.830% due 12/04/2023 (m)		$2,100	2,450

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	993	1,513
7.395% due 03/28/2024		800	1,215

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (m)		$7,719	7,931

			79,187

INDUSTRIALS 24.0%

AA Bond Co. Ltd.
2.875% due 07/31/2043 (m)	GBP	2,200	2,897

Altice Financing S.A.
7.500% due 05/15/2026 (m)		$2,290	2,466

Altice France S.A.
7.375% due 05/01/2026 (m)		2,538	2,730
8.125% due 02/01/2027 (m)		700	790

Associated Materials LLC
9.000% due 01/01/2024 (m)		6,073	5,344

Avon International Capital PLC
6.500% due 08/15/2022		22	23

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		51	51

Baffinland Iron Mines Corp.
8.750% due 07/15/2026		800	807

Bausch Health Cos., Inc.
5.000% due 01/30/2028		50	51
5.250% due 01/30/2030		40	42

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		50	51

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (g)		150	105

Bombardier, Inc.
5.750% due 03/15/2022 (m)		710	735
6.000% due 10/15/2022		185	185
6.125% due 01/15/2023 (m)		1,441	1,481
7.500% due 12/01/2024 (m)		1,046	1,101
7.500% due 03/15/2025 (m)		1,311	1,355
7.875% due 04/15/2027		157	162
8.750% due 12/01/2021		38	42

Camelot Finance S.A.
4.500% due 11/01/2026		5	5

CCO Holdings LLC
4.750% due 03/01/2030		124	127

Centene Corp.
4.250% due 12/15/2027		71	73
4.625% due 12/15/2029		129	136
4.750% due 01/15/2025		119	124

Charter Communications Operating LLC
4.800% due 03/01/2050		149	157

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (m)		1,280	1,420

Community Health Systems, Inc.
6.250% due 03/31/2023 (m)		7,530	7,662
8.000% due 03/15/2026 (m)		582	601
8.625% due 01/15/2024 (m)		720	765

Connect Finco SARL
6.750% due 10/01/2026		40	43

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Continental Airlines Pass-Through Trust
7.707% due 10/02/2022		$127	$130
8.048% due 05/01/2022		187	191

Corning, Inc.
5.450% due 11/15/2079		50	55

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(d)		200	0
9.250% due 06/30/2020 ^«(d)		1,800	0

CVS Pass-Through Trust
7.507% due 01/10/2032		2,164	2,675

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (m)		438	452
10.750% due 09/01/2024 (m)		1,600	1,681

DISH DBS Corp.
5.875% due 07/15/2022		4	4

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		1,600	1,629

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (c)		13	13

EI Group PLC
6.875% due 05/09/2025	GBP	20	27

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (m)		$1,400	1,544

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)		1,344	837

Exela Intermediate LLC
10.000% due 07/15/2023		74	30

Fair Isaac Corp.
4.000% due 06/15/2028		5	5

Ferroglobe PLC
9.375% due 03/01/2022		200	125

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		924	928
6.875% due 03/01/2026 (m)		1,018	1,033
7.000% due 02/15/2021 (m)		101	101

Flex Ltd.
4.875% due 06/15/2029		75	82

Fresh Market, Inc.
9.750% due 05/01/2023 (m)		3,490	1,780

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,900	3,950

Full House Resorts, Inc.
8.575% due 01/31/2024		$195	192
9.738% due 02/02/2024		17	17

General Electric Co.
5.875% due 01/14/2038		10	12
6.150% due 08/07/2037 (m)		109	135
6.875% due 01/10/2039		28	37

iHeartCommunications, Inc.
6.375% due 05/01/2026 (m)		778	845
8.375% due 05/01/2027 (m)		1,191	1,318

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	175	206

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		121	144

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)(m)		$271	288

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)(m)		256	276

Intelsat Connect Finance S.A.
9.500% due 02/15/2023		125	88

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024		85	87
8.500% due 10/15/2024 (m)		952	869
9.750% due 07/15/2025		376	349

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		6,195	4,908
8.125% due 06/01/2023		966	574

Kronos International, Inc.
3.750% due 09/15/2025 (m)	EUR	4,394	5,027

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		$400	143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mattel, Inc.
5.875% due 12/15/2027		$38	$40

Micron Technology, Inc.
5.327% due 02/06/2029		102	117

MSCI, Inc.
4.000% due 11/15/2029		17	17

NCL Corp. Ltd.
3.625% due 12/15/2024		76	77

Netflix, Inc.
3.625% due 06/15/2030	EUR	119	138
3.875% due 11/15/2029 (m)		432	514
4.625% due 05/15/2029		200	251
4.875% due 06/15/2030		$100	102
5.375% due 11/15/2029		40	43

Noble Holding International Ltd.
7.875% due 02/01/2026		210	153

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2020 (g)(i)		1,150	11

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		3,130	3,118

Pacific Drilling SA
8.375% due 10/01/2023		216	198

Pan American Energy LLC
42.636% (BADLARPP) due 11/20/2020 «~	ARS	26,030	344

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$78	78

Petroleos Mexicanos
2.750% due 04/21/2027 (m)	EUR	1,600	1,725
5.350% due 02/12/2028 (m)		$452	451
6.490% due 01/23/2027		50	53
6.500% due 03/13/2027 (m)		833	887
6.750% due 09/21/2047		30	30
6.840% due 01/23/2030		150	160
7.690% due 01/23/2050		80	88

PetSmart, Inc.
5.875% due 06/01/2025		59	60

Platin 1426 GmbH
6.875% due 06/15/2023 (m)	EUR	300	345
6.875% due 06/15/2023		250	288

Radiate Holdco LLC
6.875% due 02/15/2023		$11	11

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	100	122

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	178

Sands China Ltd.
4.600% due 08/08/2023 (m)		$200	211
5.125% due 08/08/2025 (m)		200	220
5.400% due 08/08/2028 (m)		1,758	1,987

Scotts Miracle-Gro Co.
4.500% due 10/15/2029		4	4

Sealed Air Corp.
4.000% due 12/01/2027		13	13

Select Medical Corp.
6.250% due 08/15/2026		28	30

Sensata Technologies, Inc.
4.375% due 02/15/2030		16	16

Silgan Holdings, Inc.
4.125% due 02/01/2028		33	33

Spanish Broadcasting System, Inc. ^
12.500% due 04/15/2049 (d)		6,952	7,252

Staples, Inc.
7.500% due 04/15/2026		9	9

Telesat Canada
4.875% due 06/01/2027		20	20
6.500% due 10/15/2027		9	9

Tenet Healthcare Corp.
4.625% due 09/01/2024		13	14

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022 (m)		288	276
3.650% due 11/10/2021		100	98

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020 (m)	EUR	545	611

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	55

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.200% due 07/21/2021 (m)		$248	$241
2.800% due 07/21/2023 (m)		1,500	1,394
3.250% due 04/15/2022 (m)	EUR	200	227
6.000% due 01/31/2025		100	119
7.125% due 01/31/2025		$200	206

Times Square Hotel Trust
8.528% due 08/01/2026		3,534	4,102

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		1,189	1,235
5.750% due 09/30/2039 (m)		7,921	8,760

TransDigm, Inc.
5.500% due 11/15/2027		68	69

Transocean Pontus Ltd.
6.125% due 08/01/2025		85	88

Transocean, Inc.
7.250% due 11/01/2025		160	157
7.500% due 01/15/2026		34	34

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		12	12

Triumph Group, Inc.
5.250% due 06/01/2022		22	22
6.250% due 09/15/2024		32	34

Trivium Packaging Finance BV
5.500% due 08/15/2026 (m)		200	211

Twitter, Inc.
3.875% due 12/15/2027		12	12

Unigel Luxembourg S.A.
8.750% due 10/01/2026		400	408

United Group BV
4.375% due 07/01/2022	EUR	100	115
4.875% due 07/01/2024		100	117

Univision Communications, Inc.
5.125% due 02/15/2025 (m)		$750	743

Valaris PLC
5.750% due 10/01/2044		88	40
7.750% due 02/01/2026		10	6

Vale Overseas Ltd.
6.250% due 08/10/2026		114	134
6.875% due 11/21/2036 (m)		335	437
6.875% due 11/10/2039		159	208

ViaSat, Inc.
5.625% due 09/15/2025		50	52
5.625% due 04/15/2027		10	11

Wyndham Destinations, Inc.
3.900% due 03/01/2023		48	49
4.625% due 03/01/2030		17	17
5.400% due 04/01/2024		2	2
5.750% due 04/01/2027 (m)		510	555

Wynn Macau Ltd.
5.125% due 12/15/2029		200	205

			104,742

UTILITIES 8.4%

CenturyLink, Inc.
5.125% due 12/15/2026		4	4

Edison International
2.400% due 09/15/2022		48	48
2.950% due 03/15/2023		3	3
3.125% due 11/15/2022		50	51
3.550% due 11/15/2024		50	51
5.750% due 06/15/2027		44	49

Frontier Communications Corp.
8.000% due 04/01/2027		78	82

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	209

Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		381	396
6.510% due 03/07/2022 (m)		3,400	3,696
8.625% due 04/28/2034 (m)		1,081	1,626

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		633	632

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)(m)		2,236	1,225

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		$29	$29

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)(m)		441	442
2.950% due 03/01/2026 ^(d)(m)		793	797
3.250% due 09/15/2021 ^(d)		67	67
3.250% due 06/15/2023 ^(d)(m)		621	620
3.300% due 03/15/2027 ^(d)(m)		1,326	1,329
3.300% due 12/01/2027 ^(d)(m)		1,200	1,203
3.400% due 08/15/2024 ^(d)		279	283
3.500% due 10/01/2020 ^(d)(m)		695	698
3.500% due 06/15/2025 ^(d)(m)		327	328
3.750% due 02/15/2024 ^(d)(m)		216	220
3.750% due 08/15/2042 ^(d)		16	16
3.850% due 11/15/2023 ^(d)		17	17
4.000% due 12/01/2046 ^(d)		8	8
4.250% due 05/15/2021 ^(d)(m)		1,323	1,330
4.250% due 08/01/2023 ^(d)(m)		700	720
4.300% due 03/15/2045 ^(d)		18	18
4.500% due 12/15/2041 ^(d)(m)		17	17
4.600% due 06/15/2043 ^(d)		26	27
4.650% due 08/01/2028 ^(d)(m)		631	653
4.750% due 02/15/2044 ^(d)(m)		513	528
5.125% due 11/15/2043 ^(d)(m)		826	848
5.400% due 01/15/2040 ^(d)		10	10
5.800% due 03/01/2037 ^(d)(m)		2,194	2,293
6.050% due 03/01/2034 ^(d)(m)		1,096	1,150
6.250% due 03/01/2039 ^(d)(m)		448	473
6.350% due 02/15/2038 ^(d)(m)		206	219

Petrobras Global Finance BV
5.093% due 01/15/2030 (m)		1,480	1,588
6.250% due 12/14/2026 (m)	GBP	2,484	3,914
6.625% due 01/16/2034		200	319

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)		$790	887
9.250% due 07/06/2024		490	551
9.750% due 01/06/2027 (m)		547	648

Southern California Edison Co.
3.650% due 03/01/2028		4	4
4.875% due 03/01/2049		11	13
5.750% due 04/01/2035		8	10
6.000% due 01/15/2034		2	3
6.650% due 04/01/2029		48	58

Sprint Communications, Inc.
6.000% due 11/15/2022 (m)		362	380

Sprint Corp.
7.125% due 06/15/2024		859	928
7.250% due 09/15/2021 (m)		1,006	1,066
7.875% due 09/15/2023 (m)		3,261	3,605

Talen Energy Supply LLC
6.625% due 01/15/2028		16	16

Transocean Poseidon Ltd.
6.875% due 02/01/2027		80	85

			36,490

Total Corporate Bonds & Notes (Cost $210,464)			220,419

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Caesars Entertainment Corp.
5.000% due 10/01/2024		33	63

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024		18	13

Total Convertible Bonds & Notes (Cost $73)			76

MUNICIPAL BONDS & NOTES 1.0%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		52	62
7.750% due 01/01/2042		36	41

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	$70	$77

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	25	30
7.350% due 07/01/2035	15	18

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	165	178

		406

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	120	122

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	28,100	1,229
7.467% due 06/01/2047	2,515	2,615

		3,844

Total Municipal Bonds & Notes (Cost $4,792)		4,372

U.S. GOVERNMENT AGENCIES 1.9%

Fannie Mae
5.342% due 07/25/2029 •(m)	530	561
7.542% due 07/25/2029 •	720	853

Freddie Mac
0.000% due 02/25/2046 (b)(g)(m)	4,160	3,858
0.100% due 05/25/2020 - 02/25/2046 (a)	76,144	33
0.661% due 10/25/2020 ~(a)	25,737	54
1.939% due 11/25/2055 ~(a)	23,118	1,846
6.942% due 10/25/2029 •	750	868

Uniform Mortgage-Backed Security
4.000% due 10/01/2040	22	23

Total U.S. Government Agencies (Cost $7,840)		8,096

NON-AGENCY MORTGAGE-BACKED SECURITIES 27.4%

American Home Mortgage Investment Trust
2.062% due 03/25/2037 •	3,625	2,236

Anthracite Ltd.
5.678% due 06/20/2041	2,284	288

Banc of America Alternative Loan Trust
12.998% due 09/25/2035 ^•(m)	905	1,122

Banc of America Funding Trust
3.147% due 12/20/2034 ~	626	440
4.135% due 03/20/2036 ^~	548	529
4.254% due 12/20/2036 ~	62	63
7.048% due 10/20/2046 ^~	474	404

Banc of America Mortgage Trust
4.122% due 10/20/2046 ^~	76	52

Bancorp Commercial Mortgage Trust
5.490% due 08/15/2032 •(m)	3,800	3,838

Bayview Commercial Asset Trust
2.012% due 03/25/2037 •	109	104

BCAP LLC Trust
3.672% due 05/26/2037 ~	2,748	2,481

Bear Stearns Adjustable Rate Mortgage Trust
3.834% due 08/25/2047 ^~	224	203
4.028% due 06/25/2047 ^~	184	177
4.043% due 03/25/2035 ~	16	16
4.317% due 09/25/2034 ~	64	64
4.606% due 09/25/2034 ~	19	20
4.684% due 10/25/2036 ^~	315	310

Bear Stearns ALT-A Trust
2.112% due 06/25/2046 ^•(m)	2,149	2,469
2.492% due 01/25/2035 •	105	106
3.741% due 05/25/2036 ^~	570	539
3.774% due 08/25/2036 ^~	1,087	1,087
3.803% due 07/25/2035 ^~	290	258

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.937% due 11/25/2036 ^~		$395	$359
3.941% due 04/25/2035 ~		229	217
3.962% due 08/25/2036 ^~		403	285
4.130% due 11/25/2035 ~		50	43
4.289% due 05/25/2035 ~		331	321
4.343% due 09/25/2034 ~		281	284

BRAD Resecuritization Trust
2.192% due 03/12/2021 «		2,226	45
6.550% due 03/12/2021 «		416	415

CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^þ		830	685

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		22	21

CD Mortgage Trust
5.688% due 10/15/2048 (m)		4,287	2,226

Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^		681	459
6.000% due 03/25/2037 ^		730	581

Citigroup Commercial Mortgage Trust
5.589% due 12/10/2049 ~		1,617	1,036

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029		188	191

Citigroup Mortgage Loan Trust
4.798% due 03/25/2037 ^~		866	742

Citigroup Mortgage Loan Trust, Inc.
5.500% due 11/25/2035 ^		453	437

Commercial Mortgage Lease-Backed Certificates
6.250% due 06/20/2031 ~		6,007	6,106

Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~(m)		2,129	1,413

Commercial Mortgage Trust
6.107% due 07/10/2046 ~(m)		2,170	2,202

Countrywide Alternative Loan Trust
2.042% due 06/25/2037 ^•		831	690
2.142% due 05/25/2036 ^•		1,510	646
2.142% due 08/25/2036 ^•		1,174	722
5.500% due 10/25/2035 ^		236	222
5.500% due 12/25/2035 ^		1,212	993
5.750% due 05/25/2036 ^		225	164
6.000% due 11/25/2035 ^		348	112
6.000% due 04/25/2036 ^		265	212
6.000% due 04/25/2037 ^		534	355
6.500% due 09/25/2032 ^		322	320
6.500% due 07/25/2035 ^		267	219
6.500% due 06/25/2036 ^		418	311

Countrywide Home Loan Mortgage Pass-Through Trust
3.264% due 03/25/2037 ^~		878	761
3.609% due 11/25/2035 ^~		1,376	1,257
3.662% due 03/25/2046 ^•(m)		1,919	1,322
3.758% due 06/20/2035 ~		119	118
3.878% due 08/25/2034 ^~		21	20
3.958% due 08/20/2035 ^~		58	58
4.303% due 09/25/2047 ^~		621	589
5.500% due 08/25/2035 ^		62	54

Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032		1,071	1,118

Credit Suisse Mortgage Capital Certificates
2.323% due 11/30/2037 ~(m)		9,500	8,651

Credit Suisse Mortgage Capital Mortgage-Backed Trust
2.392% due 07/25/2036 ^•		473	128
5.896% due 04/25/2036 þ(m)		368	271
6.500% due 05/25/2036 ^		355	202

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^		438	200

Debussy DTC PLC
5.930% due 07/12/2025 (m)	GBP	6,164	8,164

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
1.942% due 02/25/2047 •		$487	364

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.250% due 07/25/2036 ^~		66	63

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		92	94

Downey Savings & Loan Association Mortgage Loan Trust
1.944% due 04/19/2047 ^•		298	277

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eurosail PLC
2.379% due 09/13/2045 •	GBP	1,665	$2,102
3.029% due 09/13/2045 •		1,206	1,525
4.629% due 09/13/2045 •		1,033	1,479

First Horizon Alternative Mortgage Securities Trust
3.646% due 05/25/2036 ^~		$947	865
3.845% due 02/25/2036 ~		47	39
3.900% due 11/25/2036 ^~		844	710
4.043% due 08/25/2035 ^~		32	6
6.250% due 11/25/2036 ^		79	53

First Horizon Mortgage Pass-Through Trust
4.052% due 07/25/2037 ^~		32	26
4.362% due 01/25/2037 ^~		415	358

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~		653	571

GMAC Mortgage Corp. Loan Trust
4.114% due 07/19/2035 ~		34	33

GreenPoint Mortgage Funding Trust
1.972% due 01/25/2037 •		847	822

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(m)		2,600	2,558
4.591% due 10/10/2032 ~		400	383

GS Mortgage Securities Trust
1.327% due 08/10/2043 ~(a)		7,424	30

GSR Mortgage Loan Trust
2.242% due 07/25/2037 ^•		325	124
3.956% due 01/25/2036 ^~		673	686
4.185% due 12/25/2034 ~		21	21
6.000% due 09/25/2034		232	240

HarborView Mortgage Loan Trust
1.954% due 02/19/2046 •		1,333	1,334
1.974% due 11/19/2036 •(m)		2,215	2,048
2.324% due 06/19/2034 •		152	151
2.404% due 01/19/2035 •		188	182
4.323% due 08/19/2036 ^~		155	146

HomeBanc Mortgage Trust
2.042% due 03/25/2035 •		189	171

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	507	526

Impac CMB Trust
2.312% due 11/25/2035 ^•		$251	235

IndyMac Mortgage Loan Trust
2.252% due 04/25/2035 •		124	117
2.592% due 08/25/2034 •		153	144
2.652% due 09/25/2034 •		323	317
3.348% due 06/25/2037 ^~		242	226
3.700% due 11/25/2036 ^~		811	808
3.748% due 05/25/2037 ^~		2,682	2,569
3.871% due 12/25/2036 ^~		816	780

JPMorgan Alternative Loan Trust
4.107% due 05/25/2036 ^~		303	228
5.500% due 11/25/2036 ^~		8	6

JPMorgan Mortgage Trust
4.097% due 10/25/2036 ^~		27	25
4.280% due 05/25/2036 ^~		434	433
4.427% due 07/25/2035 ~		64	65
6.000% due 08/25/2037 ^		491	400

Landmark Mortgage Securities PLC
0.000% due 06/17/2038 •	EUR	143	153
1.014% due 06/17/2038 •	GBP	376	485

Lehman Mortgage Trust
5.777% due 04/25/2036 ^~		$252	222
6.000% due 05/25/2037 ^		992	1,005

MASTR Adjustable Rate Mortgages Trust
2.979% due 01/25/2047 ^•(m)		297	437
3.924% due 10/25/2034 ~		417	393

Morgan Stanley Capital, Inc.
6.340% due 07/15/2030 ~		4,138	4,308

Morgan Stanley Mortgage Loan Trust
3.985% due 07/25/2035 ^~		1,068	1,002
4.042% due 01/25/2035 ^~		227	189
5.750% due 12/25/2035 ^		309	293
6.000% due 08/25/2037 ^		212	157

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		541	528

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Motel 6 Trust
8.666% due 08/15/2024 •		$3,971	$4,042

Prime Mortgage Trust
2.142% due 06/25/2036 ^•		2,912	1,946
7.000% due 07/25/2034		145	140

Regal Trust
2.655% due 09/29/2031 •		1	1

Residential Accredit Loans, Inc. Trust
2.002% due 06/25/2037 •		1,417	1,247
5.500% due 04/25/2037		85	78
6.000% due 08/25/2035 ^		491	491
6.000% due 01/25/2037 ^		399	377

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		415	242
6.000% due 07/25/2037 ^		6,763	4,134

Residential Funding Mortgage Securities, Inc. Trust
5.457% due 07/27/2037 ^~		164	144
6.000% due 06/25/2037 ^		284	279

Sequoia Mortgage Trust
4.121% due 01/20/2038 ^~		192	182

Structured Adjustable Rate Mortgage Loan Trust
4.111% due 01/25/2036 ^~		888	658

Structured Asset Mortgage Investments Trust
2.002% due 08/25/2036 ^•		1,807	1,746
2.252% due 05/25/2045 •		111	111

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.043% due 01/25/2034 ~		218	223

TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		275	197

Theatre Hospitals PLC
4.535% due 10/15/2031 •	GBP	233	308
4.940% due 12/15/2024 «(k)		5	0

WaMu Mortgage Pass-Through Certificates Trust
2.627% due 07/25/2046 •		$1,741	1,688
3.245% due 11/25/2036 ^~		229	226
3.538% due 03/25/2037 ^~		393	373
3.697% due 07/25/2037 ^~		2,004	1,713
3.736% due 06/25/2037 ^~		1,149	1,100
3.800% due 07/25/2037 ^~		934	876
4.493% due 03/25/2033 ~		57	59

Washington Mutual Mortgage Pass-Through Certificates Trust
3.089% due 10/25/2046 ^•		401	369
3.725% due 06/25/2033 ~		67	68

Wells Fargo Mortgage-Backed Securities Trust
4.556% due 10/25/2036 ^~		11	11
4.849% due 09/25/2036 ^~		9	9

Total Non-Agency Mortgage-Backed Securities (Cost $110,453)			119,303

ASSET-BACKED SECURITIES 26.2%

Acacia CDO 5 Ltd.
2.567% due 11/08/2039 •		686	685
3.037% due 11/08/2039 •		9,100	4,818

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		200	19

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.517% due 05/25/2034 •		154	155
4.642% due 08/25/2032 •		663	665

Asset-Backed Funding Certificates Trust
1.942% due 10/25/2036 •(m)		4,569	4,351
2.352% due 10/25/2033 •		167	160
2.452% due 03/25/2035 •		4,431	4,395

Bear Stearns Asset-Backed Securities Trust
1.664% due 09/25/2034 •		421	411
4.276% due 07/25/2036 ~		372	366

Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030 ~		3,549	1,206

Conseco Finance Corp.
6.220% due 03/01/2030		37	38
6.530% due 02/01/2031 ~		886	857

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	57

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		$637	$713
7.960% due 05/01/2031		1,563	831
8.060% due 09/01/2029 ~		2,922	1,213
9.163% due 03/01/2033 ~		2,528	2,321

Countrywide Asset-Backed Certificates
1.932% due 06/25/2035 •(m)		7,011	6,383
2.132% due 12/25/2036 ^•		413	281
3.067% due 02/25/2035 •		1,209	1,220

Countrywide Asset-Backed Certificates Trust
4.693% due 10/25/2035 ~		1	2

Countrywide Asset-Backed Certificates Trust, Inc.
2.572% due 11/25/2034 •		237	233

Crecera Americas LLC
5.563% due 08/31/2020 •		6,000	6,006

Credit Suisse First Boston Mortgage Securities Corp.
2.842% due 02/25/2031 •		1,023	1,031

Credit-Based Asset Servicing & Securitization CBO Corp.
2.137% due 09/06/2041 •		7,846	616

Credit-Based Asset Servicing & Securitization LLC
3.112% due 12/25/2035 •		1,377	1,387

Euromax ABS PLC
0.000% due 11/10/2095 •	EUR	5,000	4,997

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		$289	305

Home Equity Loan Trust
2.132% due 04/25/2037 •(m)		8,700	7,521

Home Equity Mortgage Loan Asset-Backed Trust
2.032% due 04/25/2037 •(m)		13,166	9,743
2.112% due 04/25/2037 •		4,080	3,682

JPMorgan Mortgage Acquisition Trust
1.872% due 08/25/2036 •		7	4
1.982% due 03/25/2047 •		1,802	1,772

KGS-Alpha SBA COOF Trust
1.040% due 04/25/2038 «~(a)		617	14

Lehman ABS Mortgage Loan Trust
1.882% due 06/25/2037 •		5,145	3,737

Long Beach Mortgage Loan Trust
1.982% due 02/25/2036 •(m)		2,785	2,484
2.062% due 05/25/2046 •		3,198	1,443
2.497% due 11/25/2035 •(m)		4,019	3,479
4.267% due 03/25/2032 •		5	6

Marlette Funding Trust
0.000% due 09/17/2029 «(g)		3	1,210

Morgan Stanley ABS Capital, Inc. Trust
2.827% due 01/25/2035 •		522	353

Morgan Stanley Dean Witter Capital, Inc. Trust
3.217% due 02/25/2033 •		142	144

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		10,400	3,715

NovaStar Mortgage Funding Trust
1.962% due 11/25/2036 •		1,321	576

Oakwood Mortgage Investors, Inc.
1.970% due 06/15/2032 •		11	11

Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^þ		6	6

Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 þ		744	760

Ownit Mortgage Loan Trust
3.131% due 10/25/2035 þ		1,977	1,354

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.667% due 10/25/2034 •(m)		1,161	1,152

Putnam Structured Product Funding Ltd.
3.140% due 10/15/2038 •		1,200	951

Residential Asset Mortgage Products Trust
2.917% due 08/25/2033 •(m)		491	487

Saxon Asset Securities Trust
2.767% due 12/26/2034 •		629	597

Securitized Asset-Backed Receivables LLC Trust
2.022% due 02/25/2037 ^•		290	169
2.467% due 01/25/2035 •		16	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		$2	$1,281

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		1	799

SoFi Professional Loan Program LLC
0.000% due 01/25/2039 (g)		2,540	760
0.000% due 09/25/2040 (g)		1,094	547

Soloso CDO Ltd.
2.363% due 10/07/2037 •		1,300	1,069

South Coast Funding Ltd.
2.303% due 01/06/2041 •		38,460	8,921

Specialty Underwriting & Residential Finance Trust
1.942% due 06/25/2037 •		4,911	3,484

Structured Asset Investment Loan Trust
2.232% due 01/25/2036 •(m)		5,232	5,105

Structured Asset Securities Corp. Mortgage Loan Trust
2.092% due 06/25/2035 •		191	190

Talon Funding Ltd.
2.382% due 06/05/2035 •		725	177

UCFC Home Equity Loan Trust
7.750% due 04/15/2030 ~		610	603

Total Asset-Backed Securities (Cost $107,650)			113,986

SOVEREIGN ISSUES 5.1%

Argentina Government International Bond
2.500% due 07/22/2021 (h)	ARS	10,078	80
3.375% due 01/15/2023	EUR	100	51
3.380% due 12/31/2038 þ		3,180	1,657
4.000% due 03/06/2020 (h)	ARS	67,906	678
5.250% due 01/15/2028	EUR	100	50
6.250% due 11/09/2047		100	51
7.820% due 12/31/2033		6,784	4,406
15.500% due 10/17/2026	ARS	35,520	165
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~		39,677	352
45.399% (BADLARPP + 3.250%) due 03/01/2020 ~		400	4
56.589% (ARLLMONP) due 06/21/2020 ~(a)		95,420	863
59.928% (BADLARPP) due 10/04/2022 ~(a)		33	1

Autonomous City of Buenos Aires Argentina
44.086% due 03/29/2024 •		99,505	1,141
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)		6,290	79

Peru Government International Bond
5.400% due 08/12/2034	PEN	9	3
5.940% due 02/12/2029		2,494	849
6.150% due 08/12/2032		1,364	467
6.350% due 08/12/2028		3,215	1,127
6.900% due 08/12/2037		40	15
6.950% due 08/12/2031		744	271
8.200% due 08/12/2026		2,074	796

Provincia de Buenos Aires
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	250,195	1,898

South Africa Government International Bond
4.850% due 09/30/2029 (m)		$800	802
5.750% due 09/30/2049 (m)		800	781

Turkey Government International Bond
3.250% due 06/14/2025	EUR	100	112
4.625% due 03/31/2025		1,100	1,308
5.200% due 02/16/2026		400	487
5.600% due 11/14/2024 (m)		$1,900	1,937
7.625% due 04/26/2029 (m)		1,500	1,661

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		165	20
8.250% due 10/13/2024 ^(d)		19	2
9.250% due 09/15/2027 ^(d)		198	24

Total Sovereign Issues (Cost $33,854)			22,138

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 1.4%

COMMUNICATION SERVICES 0.3%

Clear Channel Outdoor Holdings, Inc. (e)	363,781	$1,041

iHeartMedia, Inc.	272	4

iHeartMedia, Inc. ‘A’ (e)	20,232	342

		1,387

CONSUMER DISCRETIONARY 0.7%

Caesars Entertainment Corp. (e)	219,638	2,987

ENERGY 0.1%

Dommo Energia S.A. (e)(k)	138,679	101

Dommo Energia S.A. «	351,593	212

Dommo Energia S.A. SP - ADR «(e)	1,108	8

Forbes Energy Services Ltd. (e)(k)	29,625	7

		328

INDUSTRIALS 0.0%

Sierra Hamilton Holder LLC «(k)	200,912	38

Westmoreland Mining Holdings LLC «(k)	90	1

		39

UTILITIES 0.3%

Eneva S.A. (e)(k)	15,803	172

TexGen Power LLC «	33,708	1,205

		1,377

Total Common Stocks (Cost $7,777)		6,118

WARRANTS 0.6%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.	131,768	2,227

INDUSTRIALS 0.1%

Sequa Corp. - Exp. 04/28/2024 «	279,000	604

Total Warrants (Cost $2,857)		2,831

PREFERRED SECURITIES 6.1%

BANKING & FINANCE 4.3%

AGFC Capital Trust
3.751% (US0003M + 1.750%) due 01/15/2067 ~(m)	2,300,000	1,150

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(i)(j)	200,000	246

Nationwide Building Society
10.250% ~	38,245	8,410

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	6,394,700	9,146

		18,952

INDUSTRIALS 1.8%

General Electric Co.
5.000% due 01/21/2021 •(i)	174,000	171

Sequa Corp. (12.000% PIK) (c)
12.000% «	6,502	7,536

		7,707

Total Preferred Securities (Cost $22,878)		26,659

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.0%

REAL ESTATE 2.0%

VICI Properties, Inc.		340,104	$8,690

Total Real Estate Investment Trusts (Cost $4,976)			8,690

SHORT-TERM INSTRUMENTS 4.1%

REPURCHASE AGREEMENTS (l) 3.3%
			14,159

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
30.546% due 04/28/2020 - 08/27/2020 (f)(g)	ARS	27,064	371
41.333% due 04/03/2020 «~		4,040	55
43.313% due 06/22/2020 «~		10,020	149

			575

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.7%
1.604% due 01/16/2020 - 02/27/2020 (f)(g)(p)	$3,165	$3,161

Total Short-Term Instruments (Cost $18,248)		17,895

Total Investments in Securities (Cost $629,770)		647,115

Total Investments 148.5% (Cost $629,770)		$647,115

Financial Derivative Instruments (n)(o) (0.5)% (Cost or Premiums, net $(5,425))		(2,014)

Other Assets and Liabilities, net (48.0)%		(209,465)

Net Assets 100.0%		$435,636

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$36	$101	0.03%
Eneva S.A.	12/21/2017 - 12/03/2019	73	172	0.04
Forbes Energy Services Ltd.	03/11/2014 - 07/03/2014	1,470	7	0.00
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	3,104	0.71
Project OMNI Senior 3.000% due 09/03/2026	09/26/2019	10,910	11,206	2.57
Sierra Hamilton Holder LLC	07/31/2017	51	38	0.01
Theatre Hospitals PLC 4.940% due 12/15/2024	12/17/2018	0	0	0.00
Westmoreland Mining Holdings LLC	03/26/2019	0	1	0.00

		$15,440	$14,629	3.36%

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	59

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$859	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(878)	$859	$859
NOM	1.650	12/31/2019	01/02/2020	13,300	U.S. Treasury Bonds 3.125% due 02/15/2043	(13,483)	13,300	13,301

Total Repurchase Agreements						$(14,361)	$14,159	$14,160

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	1.100%	11/28/2019	02/28/2020		GBP	(3,148)	$(4,175)
	1.200	10/24/2019	01/24/2020			(2,219)	(2,945)
	2.080	01/02/2020	02/03/2020		$	(1,383)	(1,383)
	2.120	01/02/2020	02/03/2020			(302)	(302)
	2.140	12/19/2019	01/02/2020			(1,382)	(1,383)
	2.400	10/04/2019	01/02/2020			(295)	(297)
	2.400	11/18/2019	02/18/2020			(1,733)	(1,738)
	2.580	11/22/2019	01/21/2020			(1,634)	(1,639)
	2.703	11/18/2019	02/18/2020			(478)	(480)
	2.895	11/14/2019	01/10/2020			(5,540)	(5,562)
BRC	1.850	11/01/2019	TBD	(3)		(661)	(663)
	2.250	11/04/2019	01/03/2020			(1,442)	(1,447)
	2.250	01/03/2020	03/03/2020			(1,444)	(1,444)
	2.804	12/27/2019	01/27/2020			(2,171)	(2,172)
	2.904	11/15/2019	02/13/2020			(3,840)	(3,855)
	3.009	11/14/2019	02/12/2020			(2,593)	(2,604)
CEW	2.470	10/22/2019	01/22/2020			(105)	(106)
DBL	(0.150)	12/23/2019	01/23/2020		EUR	(1,402)	(1,572)
	(0.100)	12/23/2019	01/23/2020			(519)	(582)
	(0.050)	12/23/2019	01/23/2020			(411)	(461)
	1.250	12/23/2019	01/23/2020		GBP	(720)	(954)
FOB	2.350	12/12/2019	01/10/2020		$	(2,286)	(2,289)
JML	(1.850)	09/30/2019	TBD	(3)	EUR	(4,400)	(4,912)
	(0.300)	10/16/2019	01/15/2020			(361)	(404)
	(0.300)	10/17/2019	01/16/2020			(161)	(180)
	(0.300)	10/18/2019	01/17/2020			(190)	(213)
	(0.250)	10/17/2019	01/16/2020			(249)	(279)
	0.950	10/16/2019	01/14/2020		GBP	(1,712)	(2,272)
	0.950	10/16/2019	01/15/2020			(3,690)	(4,897)
	0.950	10/17/2019	01/16/2020			(4,271)	(5,669)
	0.950	10/18/2019	01/17/2020			(182)	(241)
	1.250	10/15/2019	01/10/2020			(477)	(633)
	2.350	11/08/2019	02/06/2020		$	(7,913)	(7,941)
MBC	2.760	11/04/2019	02/05/2020			(5,223)	(5,247)
	2.780	11/04/2019	02/05/2020			(2,016)	(2,025)
	2.850	12/20/2019	01/21/2020			(4,329)	(4,333)
	2.860	11/04/2019	02/05/2020			(8,714)	(8,755)
	2.910	11/04/2019	02/05/2020			(999)	(1,004)
	3.060	12/13/2019	02/05/2020			(1,927)	(1,930)
MEI	2.450	12/02/2019	01/07/2020			(1,411)	(1,414)
MSB	3.103	08/19/2019	08/19/2020			(6,323)	(6,347)
NOM	2.350	12/20/2019	01/17/2020			(1,710)	(1,711)
	2.400	11/04/2019	01/03/2020			(5,425)	(5,446)
	2.400	11/19/2019	01/21/2020			(3,255)	(3,265)
	2.400	11/20/2019	01/21/2020			(250)	(251)
	2.500	11/19/2019	01/21/2020			(362)	(363)
	2.600	11/19/2019	01/21/2020			(2,145)	(2,152)
	2.600	12/16/2019	01/21/2020			(1,186)	(1,187)
	2.800	11/19/2019	01/21/2020			(892)	(895)
RDR	1.950	12/06/2019	01/06/2020			(131)	(131)
RTA	2.270	11/14/2019	01/14/2020			(248)	(249)
	2.329	11/08/2019	02/07/2020			(2,199)	(2,207)
	2.329	11/27/2019	02/07/2020			(85)	(85)
	2.452	10/08/2019	01/07/2020			(1,491)	(1,500)

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.504%	11/08/2019	02/07/2020		$	(360)	$(361)
	2.794	11/06/2019	02/04/2020			(3,762)	(3,779)
	3.063	09/25/2019	03/25/2020			(1,062)	(1,071)
SAL	2.734	10/15/2019	01/08/2020			(1,770)	(1,781)
	2.909	11/12/2019	02/10/2020			(4,608)	(4,627)
SOG	2.270	11/08/2019	01/09/2020			(621)	(623)
	2.340	11/21/2019	02/19/2020			(4,484)	(4,496)
	2.350	11/18/2019	02/18/2020			(6,883)	(6,903)
	2.350	12/13/2019	02/18/2020			(1,010)	(1,011)
	2.360	11/15/2019	02/13/2020			(1,522)	(1,527)
	2.360	11/18/2019	02/12/2020			(1,070)	(1,073)
	2.480	10/08/2019	01/08/2020			(1,905)	(1,916)
UBS	(0.100)	11/28/2019	01/24/2020		EUR	(975)	(1,094)
	1.350	11/22/2019	02/24/2020		GBP	(4,140)	(5,493)
	1.614	10/15/2019	01/15/2020			(3,829)	(5,089)
	2.250	11/01/2019	TBD	(3)	$	(8,216)	(8,248)
	2.300	12/06/2019	01/08/2020			(4,687)	(4,695)
	2.300	12/13/2019	01/10/2020			(3,632)	(3,637)
	2.400	12/06/2019	01/08/2020			(991)	(993)
	2.450	11/01/2019	01/30/2020			(3,919)	(3,936)
	2.450	11/12/2019	02/10/2020			(2,797)	(2,807)
	2.450	11/13/2019	02/11/2020			(1,961)	(1,968)
	2.450	11/14/2019	01/07/2020			(1,346)	(1,350)
	2.450	11/18/2019	01/07/2020			(6,780)	(6,803)
	2.450	11/21/2019	02/19/2020			(2,731)	(2,739)
	2.450	12/06/2019	01/30/2020			(2,463)	(2,468)
	2.450	12/31/2019	01/07/2020			(5,735)	(5,735)
	2.450	12/31/2019	02/19/2020			(1,559)	(1,559)
	2.500	10/25/2019	01/24/2020			(1,138)	(1,143)
	2.500	11/14/2019	01/07/2020			(189)	(190)
	2.550	11/13/2019	02/11/2020			(1,656)	(1,662)

Total Reverse Repurchase Agreements							$(206,968)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(19,904)	$0	$(19,904)	$21,260	$1,356
BRC	0	(12,185)	0	(12,185)	14,862	2,677
CEW	0	(106)	0	(106)	117	11
DBL	0	(3,569)	0	(3,569)	3,923	354
FICC	859	0	0	859	(878)	(19)
FOB	0	(2,289)	0	(2,289)	2,450	161
JML	0	(27,641)	0	(27,641)	31,714	4,073
MBC	0	(23,294)	0	(23,294)	29,802	6,508
MEI	0	(1,414)	0	(1,414)	1,661	247
MSB	0	(6,347)	0	(6,347)	8,651	2,304
NOM	13,301	(15,270)	0	(1,969)	3,400	1,431
RDR	0	(131)	0	(131)	135	4
RTA	0	(9,252)	0	(9,252)	11,175	1,923
SAL	0	(6,408)	0	(6,408)	8,266	1,858
SOG	0	(17,549)	0	(17,549)	19,091	1,542
UBS	0	(61,609)	0	(61,609)	72,640	11,031

Total Borrowings and Other Financing Transactions	$14,160	$(206,968)	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	61

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(69,460)	$(46,007)	$(13,823)	$(129,290)
U.S. Government Agencies	0	0	(3,084)	0	(3,084)
Non-Agency Mortgage-Backed Securities	0	(11,203)	(17,387)	(6,347)	(34,937)
Asset-Backed Securities	0	(5,562)	(14,906)	0	(20,468)
Sovereign Issues	0	(2,861)	(1,738)	0	(4,599)
Common Stocks	0	(10,468)	0	0	(10,468)
Preferred Securities	0	(993)	0	0	(993)

Total Borrowings	$0	$(100,547)	$(83,122)	$(20,170)	$(203,839)

Payable for reverse repurchase agreements(5)					$(203,839)

(m)	Securities with an aggregate market value of $244,459 and cash of $495 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(195,662) at a weighted average interest rate of 2.442%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(3,129) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.485%	$800	$(1)	$50	$49	$0	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	3.682	300	(1)	19	18	0	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	195.572	4,200	(139)	(1,749)	(1,888)	0	(33)
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.142	1,000	22	54	76	0	0

						$(119)	$(1,626)	$(1,745)	$0	$(33)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	13,300	$618	$(62)	$556	$0	$(20)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		4,400	(154)	(634)	(788)	77	0
Pay	3-Month USD-LIBOR	2.860	Semi-Annual	04/26/2023	$	8,700	(24)	364	340	0	(5)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		35,800	(332)	1,775	1,443	0	(29)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,000	(1,596)	1,091	(505)	0	(48)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		9,100	152	305	457	0	(24)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		52,200	(3,334)	4,955	1,621	0	(128)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		21,300	1,691	384	2,075	0	(63)
Receive(5)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,200	(9)	40	31	13	0
Receive(5)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		2,300	(2)	260	258	25	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		2,800	(8)	(79)	(87)	32	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	5,200	129	321	450	0	(6)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	10,100	185	243	428	55	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	22,950	239	566	805	177	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		6,000	126	632	758	127	0

							$(2,319)	$10,161	$7,842	$506	$(323)

Total Swap Agreements							$(2,438)	$8,535	$6,097	$506	$(356)

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$506	$506	$0	$0	$(356)	$(356)

Cash of $7,903 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	01/2020	EUR	286		$320	$0	$(1)
	01/2020	GBP	35,511		45,985	0	(1,063)
	01/2020		$40	CLP	30,960	1	0
	01/2020		851	EUR	760	2	0
	01/2020		1,699	GBP	1,284	8	(6)
	02/2020	PEN	1,986		$585	0	(13)

BRC	01/2020		$219	EUR	196	1	0

CBK	01/2020	BRL	4,512		$1,110	0	(12)
	01/2020	EUR	2,110		2,343	0	(25)
	01/2020		$1,119	BRL	4,512	2	0
	01/2020		258	CLP	202,508	11	0
	01/2020		2,048	EUR	1,845	22	0
	01/2020		108	TRY	623	0	(3)
	02/2020		1,108	BRL	4,512	12	0

FBF	01/2020	BRL	4,486		$1,113	0	(2)
	01/2020		$1,062	BRL	4,486	53	0

GLM	01/2020	BRL	26		$6	0	0
	01/2020	GBP	577		757	0	(8)
	01/2020		$6	BRL	26	0	0
	01/2020		10	CLP	7,853	1	0
	01/2020		1,958	TRY	11,477	0	(38)
	02/2020		3,984	RUB	255,394	111	0

HUS	01/2020	AUD	178		$121	0	(4)
	01/2020	GBP	571		753	0	(3)
	01/2020		$13	CLP	10,192	1	0
	01/2020		3,518	GBP	2,725	93	0

JPM	01/2020		3,713	MXN	72,746	124	0

MYI	01/2020	EUR	33,375		$36,903	0	(550)
	03/2020		$2,290	RUB	148,788	88	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	63

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RYL	01/2020	CLP	72,402		$95	$0	$(1)
	01/2020	MXN	72,746		3,765	0	(72)
	01/2020		$108	CLP	82,606	2	0
	05/2020		3,708	MXN	72,746	70	0

TOR	01/2020		68	CLP	53,417	3	0
	01/2020		1,328	GBP	1,021	25	0

Total Forward Foreign Currency Contracts						$630	$(1,801)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Russia Government International Bond	1.000%	Quarterly	09/20/2024	0.521%	$300	$(25)	$32	$7	$0

CBK	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.521	300	(26)	33	7	0

GST	Russia Government International Bond	1.000	Quarterly	03/20/2020	0.044	100	(18)	18	0	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	0.556	1,300	9	19	28	0
	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	06/20/2022	2.310	100	(6)	3	0	(3)

HUS	Russia Government International Bond	1.000	Quarterly	09/20/2024	0.521	69	(9)	10	1	0

							$(75)	$115	$43	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
GST	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	11,681	$(2,325)	$1,686	$0	$(639)
	ABX.HE.PENAAA.7-1 Index	0.090	Monthly	08/25/2037		3,033	(587)	193	0	(394)

							$(2,912)	$1,879	$0	$(1,033)

Total Swap Agreements							$(2,987)	$1,994	$43	$(1,036)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(5)
BPS	$11	$0	$0	$11	$(1,083)	$0	$0	$(1,083)	$(1,072)	$555	$(517)
BRC	1	0	7	8	0	0	0	0	8	0	8
CBK	47	0	7	54	(40)	0	0	(40)	14	0	14
FBF	53	0	0	53	(2)	0	0	(2)	51	0	51
GLM	112	0	0	112	(46)	0	0	(46)	66	0	66
GST	0	0	28	28	0	0	(1,036)	(1,036)	(1,008)	1,452	444
HUS	94	0	1	95	(7)	0	0	(7)	88	0	88
JPM	124	0	0	124	0	0	0	0	124	0	124
MYI	88	0	0	88	(550)	0	0	(550)	(462)	270	(192)
RYL	72	0	0	72	(73)	0	0	(73)	(1)	0	(1)
TOR	28	0	0	28	0	0	0	0	28	0	28

Total Over the Counter	$630	$0	$43	$673	$(1,801)	$0	$(1,036)	$(2,837)

(p)

Securities with an aggregate market value of $2,277 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$506	$506

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$630	$0	$630
Swap Agreements	0	43	0	0	0	43

	$0	$43	$0	$630	$0	$673

	$0	$43	$0	$630	$506	$1,179

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$33	$0	$0	$323	$356

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,801	$0	$1,801
Swap Agreements	0	1,036	0	0	0	1,036

	$0	$1,036	$0	$1,801	$0	$2,837

	$0	$1,069	$0	$1,801	$323	$3,193

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$204	$0	$0	$(11,862)	$(11,658)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,268	$0	$1,268
Swap Agreements	0	497	0	0	0	497

	$0	$497	$0	$1,268	$0	$1,765

	$0	$701	$0	$1,268	$(11,862)	$(9,893)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(864)	$0	$0	$9,508	$8,644

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(628)	$0	$(628)
Swap Agreements	0	(331)	0	0	0	(331)

	$0	$(331)	$0	$(628)	$0	$(959)

	$0	$(1,195)	$0	$(628)	$9,508	$7,685

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	65

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$70,697	$25,835	$96,532
Corporate Bonds & Notes
Banking & Finance	0	76,083	3,104	79,187
Industrials	0	104,398	344	104,742
Utilities	0	36,490	0	36,490
Convertible Bonds & Notes
Industrials	0	63	0	63
Utilities	0	13	0	13
Municipal Bonds & Notes
Illinois	0	406	0	406
Iowa	0	122	0	122
West Virginia	0	3,844	0	3,844
U.S. Government Agencies	0	8,096	0	8,096
Non-Agency Mortgage-Backed Securities	0	118,843	460	119,303
Asset-Backed Securities	0	110,682	3,304	113,986
Sovereign Issues	0	22,138	0	22,138
Common Stocks
Communication Services	1,383	4	0	1,387
Consumer Discretionary	2,987	0	0	2,987
Energy	108	0	220	328
Industrials	0	0	39	39
Utilities	172	0	1,205	1,377
Warrants
Communication Services	0	2,227	0	2,227
Industrials	0	0	604	604
Preferred Securities
Banking & Finance	0	18,952	0	18,952
Industrials	0	171	7,536	7,707

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Real Estate Investment Trusts
Real Estate	$8,690	$0	$0	$8,690
Short-Term Instruments
Repurchase Agreements	0	14,159	0	14,159
Argentina Treasury Bills	0	371	204	575
U.S. Treasury Bills	0	3,161	0	3,161

Total Investments	$13,340	$590,920	$42,855	$647,115

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	506	0	506
Over the counter	0	673	0	673

	$0	$1,179	$0	$1,179

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(356)	0	(356)
Over the counter	0	(2,837)	0	(2,837)

	$0	$(3,193)	$0	$(3,193)

Total Financial Derivative Instruments	$0	$(2,014)	$0	$(2,014)

Totals	$13,340	$588,906	$42,855	$645,101

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2019:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$4,501	$26,112	$(146)	$49	$2	$123	$0	$(4,806)	$25,835	$377
Corporate Bonds & Notes
Banking & Finance	2,995	0	0	0	0	109	0	0	3,104	109
Industrials	0	413	0	3	0	(72)	0	0	344	(72)
Non-Agency Mortgage-Backed Securities	513	0	(32)	3	0	(24)	0	0	460	(24)
Asset-Backed Securities	2,332	0	0	(4)	0	(234)	1,210	0	3,304	(234)
Common Stocks
Energy	379	72	(94)	0	(5)	(31)	0	(101)	220	138
Industrials	58	0	0	0	0	(19)	0	0	39	(19)
Utilities	1,323	0	0	0	0	(118)	0	0	1,205	(118)
Warrants
Industrials	329	0	0	0	0	275	0	0	604	276
Preferred Securities
Industrials	6,546	393	0	0	0	597	0	0	7,536	598
Short term
Argentina Treasury Bills	0	189	0	0	0	15	0	0	204	15

Totals	$18,976	$27,179	$(272)	$51	$(3)	$621	$1,210	$(4,907)	$42,855	$1,046

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2019	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$11,206	Indicative Market Quotation	Broker Quote	99.900	—
	10,113	Other Valuation Techniques(2)	—	—	—
	4,206	Proxy Pricing	Base Price	93.750-95.000	93.782
	310	Third Party Vendor	Broker Quote	99.250-101.000	99.313
Corporate Bonds & Notes
Banking & Finance	3,104	Reference Instrument	Option Adjusted Spread	584.983 bps	—
Industrials	344	Reference Instrument	Broker Quote	101.520	—
Non-Agency Mortgage-Backed Securities	460	Proxy Pricing	Base Price	2.000-99.375	89.931
Asset-Backed Securities	3,304	Proxy Pricing	Base Price	2.312-79,892.180	58,643.728
Common Stocks
Energy	220	Other Valuation Techniques(2)	—	—	—
Industrials	1	Indicative Market Quotation	Broker Quote	$15.000	—
	38	Other Valuation Techniques(2)	—	—	—
Utilities	1,205	Indicative Market Quotation	Broker Quote	$35.750	—
Warrants
Industrials	604	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	7,536	Fundamental Valuation	Company Equity Value	$934,387,328.532	—
Short-Term Instruments
Argentina Treasury Bills	204	Proxy Pricing	Base Price	100.000	—

Total	$42,855

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	67

Schedule of Investments PIMCO Strategic Income Fund, Inc.

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 328.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.0%

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~	$2,487	$2,330

Altice France S.A.
5.740% (LIBOR03M + 4.000%) due 08/14/2026 ~	99	100

Chesapeake Energy Corp.
TBD% due 06/09/2024	95	98

Core & Main LP
4.441% - 4.664% (LIBOR03M + 2.750%) due 08/01/2024 ~	20	20

Diamond Resorts Corp.
5.549% (LIBOR03M + 3.750%) due 09/02/2023 ~	822	805

Dubai World (2.000% Cash and 1.750% PIK)
3.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(c)	1,868	1,745

Envision Healthcare Corp.
5.549% (LIBOR03M + 3.750%) due 10/10/2025 ~	8,933	7,653

Fleet U.S. Bidco, Inc.
5.235% (LIBOR03M + 3.250%) due 10/07/2026 «~	8	8

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(c)	68	68

Frontier Communications Corp.
5.550% (LIBOR03M + 3.750%) due 06/15/2024 ~	293	295

iHeartCommunications, Inc.
5.691% (LIBOR03M + 4.000%) due 05/01/2026 ~	1,916	1,937

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~	10	10

IRB Holding Corp.
5.195% - 5.216% (LIBOR03M + 3.250%) due 02/05/2025 ~	434	437

Jefferies Finance LLC
5.500% (LIBOR03M + 3.750%) due 06/03/2026 ~	12	12

McDermott Technology Americas, Inc.
0.500% - 12.002% (LIBOR03M + 10.000%) due 10/21/2021 ~µ	808	827
6.945% (LIBOR03M + 5.000%) due 05/09/2025 ~	1,089	641

Messer Industrie GmbH
4.445% (LIBOR03M + 2.500%) due 03/01/2026 ~	39	39

MH Sub LLC
5.549% (LIBOR03M + 3.750%) due 09/13/2024 ~	59	59

NCI Building Systems, Inc.
5.486% (LIBOR03M + 3.750%) due 04/12/2025 ~	20	20

Neiman Marcus Group Ltd. LLC
7.713% (LIBOR03M + 6.000%) due 10/25/2023 ~	4,599	3,788

Neiman Marcus Group Ltd. LLC (7.213% Cash and 1.000% PIK)
8.213% (LIBOR03M + 5.500%) due 10/25/2023 ~(c)	5,013	4,077

Ortho-Clinical Diagnostics S.A.
5.306% (LIBOR03M + 3.250%) due 06/30/2025 ~	323	320

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)	416	413

PetSmart, Inc.
5.740% (LIBOR03M + 4.000%) due 03/11/2022 ~	166	164

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequa Mezzanine Holdings LLC
6.904% (LIBOR03M + 5.000%) due 11/28/2021 ~		$166	$167
10.936% (LIBOR03M + 9.000%) due 04/28/2022 ~		7,990	7,880

Sotera Health Holdings LLC
6.289% (LIBOR03M + 4.500%) due 12/11/2026 ~		59	59

SS&C Technologies, Inc.
4.049% (LIBOR03M + 2.250%) due 04/16/2025 ~		119	119

Starfruit Finco BV
4.960% (LIBOR03M + 3.250%) due 10/01/2025 ~		97	97

Summer (BC) Holdco B SARL
TBD% due 10/15/2026		1,530	1,459

Syniverse Holdings, Inc.
6.846% (LIBOR03M + 5.000%) due 03/09/2023 ~		3,855	3,591

U.S. Renal Care, Inc.
6.813% (LIBOR03M + 5.000%) due 06/26/2026 ~		208	207

Univision Communications, Inc.
4.549% (LIBOR03M + 2.750%) due 03/15/2024 ~		2,121	2,098

West Corp.
5.927% (LIBOR03M + 4.000%) due 10/10/2024 ~		34	29

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		1	1

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		5	4

Windstream Services LLC
9.000% (PRIME + 4.250%) due 02/17/2024 ~		2,200	2,089
9.750% (PRIME + 5.000%) due 03/29/2021 ~		2,100	2,015

Total Loan Participations and Assignments (Cost $46,477)			45,681

CORPORATE BONDS & NOTES 42.9%

BANKING & FINANCE 16.1%

Ally Financial, Inc.
8.000% due 11/01/2031		3	4

Ambac LSNI LLC
6.945% due 02/12/2023 •(l)		294	298

Ardonagh Midco PLC
8.375% due 07/15/2023 (l)	GBP	5,810	7,705

AXA Equitable Holdings, Inc.
5.000% due 04/20/2048		$5	5

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	400	122

Barclays Bank PLC
7.625% due 11/21/2022 (i)(l)		$800	900

Barclays PLC
3.250% due 01/17/2033	GBP	100	139
5.875% due 09/15/2024 •(h)(i)(l)		900	1,247
7.125% due 06/15/2025 •(h)(i)(l)		1,500	2,250
7.250% due 03/15/2023 •(h)(i)(l)		1,000	1,448
8.000% due 06/15/2024 •(h)(i)(l)		$250	280

BGC Partners, Inc.
3.750% due 10/01/2024 (l)		400	399

Brookfield Finance, Inc.
3.900% due 01/25/2028		14	15
4.700% due 09/20/2047		90	103

Cantor Fitzgerald LP
4.875% due 05/01/2024		12	13

CBL & Associates LP
4.600% due 10/15/2024 (l)		477	309
5.250% due 12/01/2023 (l)		82	58
5.950% due 12/15/2026 (l)		280	169

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
7.500% due 07/17/2023 •(h)(i)(l)		$200	$219

Deutsche Bank AG
3.961% due 11/26/2025 •		600	613
4.250% due 10/14/2021 (l)		3,200	3,291

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	15	16

ESH Hospitality, Inc.
4.625% due 10/01/2027		$54	55

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		100	106

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (l)		200	213

HSBC Holdings PLC
5.875% due 09/28/2026 •(h)(i)	GBP	200	292
6.500% due 03/23/2028 •(h)(i)(l)		$300	330

Hudson Pacific Properties LP
3.950% due 11/01/2027		18	19

Hunt Cos., Inc.
6.250% due 02/15/2026		14	14

ING Groep NV
5.750% due 11/16/2026 •(h)(i)(l)		200	211

Kennedy-Wilson, Inc.
5.875% due 04/01/2024 (l)		36	37

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(h)(i)(l)		3,100	3,478
7.625% due 06/27/2023 •(h)(i)(l)	GBP	250	372
7.875% due 06/27/2029 •(h)(i)(l)		3,390	5,680

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (l)		$1,000	1,001

Nationstar Mortgage LLC
6.500% due 07/01/2021 (l)		320	322

Newmark Group, Inc.
6.125% due 11/15/2023 (l)		52	57

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		20	21

Pinnacol Assurance
8.625% due 06/25/2034 «(j)		2,600	2,783

Reckson Operating Partnership LP
7.750% due 03/15/2020 (l)		4,500	4,550

Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(h)(i)(l)		300	346

Sabra Health Care LP
4.800% due 06/01/2024 (l)		85	91

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)(l)	GBP	2,100	3,069

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (l)		$2,000	2,142

Societe Generale S.A.
7.375% due 10/04/2023 •(h)(i)(l)		200	219

Springleaf Finance Corp.
5.375% due 11/15/2029		19	20
6.875% due 03/15/2025 (l)		54	62

TP ICAP PLC
5.250% due 01/26/2024	GBP	700	1,020
5.250% due 05/29/2026		100	143

UniCredit SpA
7.830% due 12/04/2023 (l)		$2,240	2,614

			48,870

INDUSTRIALS 19.6%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	1,700	2,239

Altice Financing S.A.
7.500% due 05/15/2026 (l)		$1,350	1,454

Altice France S.A.
8.125% due 02/01/2027 (l)		600	677

Associated Materials LLC
9.000% due 01/01/2024 (l)		2,700	2,376

Avon International Capital PLC
6.500% due 08/15/2022		16	17

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		$36	$36

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (l)		700	707

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		38	39

Bombardier, Inc.
6.125% due 01/15/2023 (l)		400	411
7.500% due 12/01/2024 (l)		430	453
7.500% due 03/15/2025		6	6
7.875% due 04/15/2027 (l)		1,296	1,337

Camelot Finance S.A.
4.500% due 11/01/2026		4	4

CCO Holdings LLC
4.750% due 03/01/2030		80	82

Centene Corp.
4.250% due 12/15/2027		47	48
4.625% due 12/15/2029		90	95
4.750% due 01/15/2025		83	86

Charter Communications Operating LLC
4.800% due 03/01/2050		105	111

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (l)		942	1,045

Community Health Systems, Inc.
6.250% due 03/31/2023 (l)		5,065	5,154
8.000% due 03/15/2026 (l)		294	303
8.625% due 01/15/2024 (l)		544	578

Connect Finco SARL
6.750% due 10/01/2026		28	30

Corning, Inc.
5.450% due 11/15/2079		36	39

CVS Pass-Through Trust
7.507% due 01/10/2032		721	892

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (l)		502	518

DISH DBS Corp.
5.875% due 07/15/2022		2	2

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (c)		10	10

EI Group PLC
6.875% due 05/09/2025	GBP	620	835

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (l)		$1,100	1,213

Envision Healthcare Corp.
8.750% due 10/15/2026 (l)		1,059	660

Exela Intermediate LLC
10.000% due 07/15/2023 (l)		65	26

Fair Isaac Corp.
4.000% due 06/15/2028		4	4

Ferroglobe PLC
9.375% due 03/01/2022		650	405

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		766	769
6.875% due 03/01/2026 (l)		844	856
7.000% due 02/15/2021 (l)		316	317

Flex Ltd.
4.875% due 06/15/2029		45	49

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,600	3,542

Full House Resorts, Inc.
8.575% due 01/31/2024		$196	193
9.738% due 02/02/2024		17	17

General Electric Co.
5.875% due 01/14/2038		8	10
6.150% due 08/07/2037		7	9

iHeartCommunications, Inc.
6.375% due 05/01/2026 (l)		617	671
8.375% due 05/01/2027 (l)		950	1,052

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	135	159

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		100	119

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)(l)		$208	$221

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)(l)		200	216

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 (l)		105	74

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024 (l)		60	62
8.500% due 10/15/2024 (l)		160	146
9.750% due 07/15/2025 (l)		403	374

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(l)		6,032	4,779

Kinder Morgan, Inc.
5.300% due 12/01/2034 (l)		1,500	1,766
7.750% due 01/15/2032 (l)		4,500	6,188

Mattel, Inc.
5.875% due 12/15/2027		28	30

Micron Technology, Inc.
5.327% due 02/06/2029 (l)		82	94

MSCI, Inc.
4.000% due 11/15/2029		12	12

NCL Corp. Ltd.
3.625% due 12/15/2024		52	53

Netflix, Inc.
3.625% due 06/15/2030	EUR	100	116
3.875% due 11/15/2029		335	399
4.625% due 05/15/2029		100	125
4.875% due 06/15/2030		$100	102
5.375% due 11/15/2029		30	32

Noble Holding International Ltd.
7.875% due 02/01/2026		277	202

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (l)		162	161

Pacific Drilling SA
8.375% due 10/01/2023 (l)		152	139

Pan American Energy LLC
42.636% (BADLARPP) due 11/20/2020 «~	ARS	13,830	183

Par Pharmaceutical, Inc.
7.500% due 04/01/2027 (l)		$62	62

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	4,538	4,891
5.350% due 02/12/2028 (l)		$326	325
6.490% due 01/23/2027		40	43
6.500% due 03/13/2027 (l)		612	651
6.750% due 09/21/2047		20	20
6.840% due 01/23/2030		110	117
7.690% due 01/23/2050		60	66

Platin 1426 GmbH
6.875% due 06/15/2023	EUR	200	230

Radiate Holdco LLC
6.875% due 02/15/2023		$11	11

Sands China Ltd.
4.600% due 08/08/2023 (l)		200	211
5.125% due 08/08/2025 (l)		200	220
5.400% due 08/08/2028 (l)		200	226

Scotts Miracle-Gro Co.
4.500% due 10/15/2029		3	3

Sealed Air Corp.
4.000% due 12/01/2027		8	8

Select Medical Corp.
6.250% due 08/15/2026		20	22

Sensata Technologies, Inc.
4.375% due 02/15/2030		12	12

Silgan Holdings, Inc.
4.125% due 02/01/2028		24	24

Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 ^(d)		908	947

Staples, Inc.
7.500% due 04/15/2026		9	9

Tenet Healthcare Corp.
4.625% due 09/01/2024		10	10

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021 (l)		64	63

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021 (l)		$108	$106

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	61	68
2.200% due 07/21/2021 (l)		$187	181
3.250% due 04/15/2022	EUR	200	227

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		$913	949
5.750% due 09/30/2039 (l)		2,150	2,378

TransDigm, Inc.
5.500% due 11/15/2027		48	49

Transocean Pontus Ltd.
6.125% due 08/01/2025 (l)		71	73

Transocean, Inc.
7.250% due 11/01/2025 (l)		120	118

Triumph Group, Inc.
5.250% due 06/01/2022		14	14
6.250% due 09/15/2024		12	13

Twitter, Inc.
3.875% due 12/15/2027		10	10

UAL Pass-Through Trust
6.636% due 01/02/2024 (l)		1,263	1,344

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (l)		200	204

Univision Communications, Inc.
5.125% due 02/15/2025 (l)		55	55

Valaris PLC
5.750% due 10/01/2044		162	73
7.750% due 02/01/2026		8	5

Vale Overseas Ltd.
6.250% due 08/10/2026 (l)		81	95
6.875% due 11/21/2036		26	34
6.875% due 11/10/2039		25	33

Vale S.A.
3.750% due 01/10/2023	EUR	200	244

ViaSat, Inc.
5.625% due 09/15/2025		$42	43
5.625% due 04/15/2027		6	6

Wyndham Destinations, Inc.
3.900% due 03/01/2023		36	36
4.625% due 03/01/2030		12	12

YPF S.A.
50.817% (BADLARPP + 4.000%) due 09/24/2020 «~(a)	ARS	4,520	58

			59,728

UTILITIES 7.2%

CenturyLink, Inc.
5.125% due 12/15/2026		$4	4

Edison International
2.400% due 09/15/2022		36	36
2.950% due 03/15/2023		2	2
3.125% due 11/15/2022		36	37
3.550% due 11/15/2024		36	37
5.750% due 06/15/2027		24	27

Frontier Communications Corp.
8.000% due 04/01/2027 (l)		62	65

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023 (l)		5,600	6,261

Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034 (l)		1,710	2,572

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(l)		1,019	1,003

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)(l)		342	343
2.950% due 03/01/2026 ^(d)(l)		460	462
3.250% due 09/15/2021 ^(d)(l)		74	74
3.250% due 06/15/2023 ^(d)(l)		482	481
3.300% due 03/15/2027 ^(d)(l)		347	348
3.300% due 12/01/2027 ^(d)(l)		400	401
3.400% due 08/15/2024 ^(d)(l)		163	166
3.500% due 10/01/2020 ^(d)(l)		4,297	4,313
3.500% due 06/15/2025 ^(d)(l)		388	389

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	69

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 02/15/2024 ^(d)(l)	$228	$232
3.750% due 08/15/2042 ^(d)	12	12
3.850% due 11/15/2023 ^(d)(l)	52	53
4.000% due 12/01/2046 ^(d)	7	7
4.250% due 05/15/2021 ^(d)(l)	631	634
4.250% due 08/01/2023 ^(d)(l)	500	514
4.300% due 03/15/2045 ^(d)	51	52
4.500% due 12/15/2041 ^(d)(l)	86	87
4.600% due 06/15/2043 ^(d)	20	20
4.650% due 08/01/2028 ^(d)(l)	200	207
4.750% due 02/15/2044 ^(d)	48	49
5.125% due 11/15/2043 ^(d)(l)	274	281
5.400% due 01/15/2040 ^(d)	8	8
5.800% due 03/01/2037 ^(d)(l)	277	290
6.050% due 03/01/2034 ^(d)	34	36
6.250% due 03/01/2039 ^(d)	44	47
6.350% due 02/15/2038 ^(d)	15	16

Petrobras Global Finance BV
5.093% due 01/15/2030	339	364

Rio Oil Finance Trust
9.250% due 07/06/2024 (l)	519	583
9.750% due 01/06/2027 (l)	727	861

Southern California Edison Co.
3.650% due 03/01/2028	3	3
4.875% due 03/01/2049	100	118
5.750% due 04/01/2035	6	7
6.000% due 01/15/2034	2	3
6.650% due 04/01/2029	36	43

Sprint Communications, Inc.
6.000% due 11/15/2022	35	37

Sprint Corp.
7.250% due 09/15/2021 (l)	107	113

Talen Energy Supply LLC
6.625% due 01/15/2028	12	12

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (l)	60	64

		21,774

Total Corporate Bonds & Notes (Cost $122,472)		130,372

CONVERTIBLE BONDS & NOTES 0.0%

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024	12	9

Total Convertible Bonds & Notes (Cost $8)		9

MUNICIPAL BONDS & NOTES 1.0%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	77

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	15	18
7.350% due 07/01/2035	10	12

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	145	156

		263

WEST VIRGINIA 0.9%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	25,300	1,107
7.467% due 06/01/2047	1,590	1,653

		2,760

Total Municipal Bonds & Notes (Cost $3,445)		3,023

U.S. GOVERNMENT AGENCIES 203.2%

Fannie Mae
1.095% due 12/25/2042 ~(a)	4,420	175
2.297% due 08/25/2054 ~(a)(l)	11,389	720

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 12/25/2027 (a)	$2,683	$164
3.312% due 06/25/2043 •(a)	100	21
3.500% due 07/25/2036 (a)(l)	7,229	891
3.500% due 07/25/2042 - 12/25/2049 (a)	854	106
4.208% due 10/25/2049 •(a)(l)	14,604	3,063
4.250% due 11/25/2024 (l)	295	298
4.258% due 02/25/2049 •(a)	467	64
4.325% due 11/01/2027 •	11	12
4.365% due 12/01/2028 •	16	17
4.500% due 07/25/2040 (l)	1,022	1,094
4.510% due 09/01/2028 •	3	3
4.958% due 07/25/2041 •(a)	1,688	242
5.000% due 01/25/2038 (l)	5,350	5,926
5.000% due 07/25/2038	153	169
5.025% due 03/01/2032 •	67	67
5.292% due 12/25/2042 ~	26	28
5.342% due 07/25/2029 •(l)	490	519
5.500% due 07/25/2024	8	8
5.500% due 11/25/2032 - 04/25/2035 (l)	5,439	6,004
5.638% due 02/25/2042 ~	421	457
5.750% due 06/25/2033	21	24
5.777% due 10/25/2042 ~	10	12
5.807% due 08/25/2043	1,266	1,394
6.000% due 09/25/2031 - 01/25/2044	1,113	1,250
6.274% due 10/25/2042 ~	308	350
6.500% due 06/25/2023 - 11/01/2047	3,447	3,928
6.500% due 04/01/2037 (l)	136	142
6.850% due 12/18/2027	9	10
7.000% due 06/18/2027 - 01/01/2047	1,279	1,435
7.000% due 07/01/2036 (l)	200	210
7.000% due 09/25/2041 ~	367	398
7.500% due 10/25/2022 - 06/25/2044	983	1,132
7.500% due 06/19/2041 ~	85	98
7.542% due 07/25/2029 •	660	782
7.700% due 03/25/2023	7	7
7.829% due 06/19/2041 ~	674	775
8.000% due 09/25/2021 - 09/01/2024	18	18
8.500% due 10/25/2021 - 06/25/2030	287	321
9.404% due 05/15/2021	7	7
9.476% due 07/15/2027	3	3

Freddie Mac
0.000% due 02/25/2046 - 11/25/2050 (b)(g)(l)	9,296	6,357
0.100% due 02/25/2046 - 11/25/2050 (a)	118,859	422
2.011% due 11/25/2045 ~(a)	5,336	719
2.516% due 11/15/2038 •(a)(l)	21,026	1,458
2.622% due 08/15/2036 ~(a)	2,876	194
2.648% due 05/15/2038 •(a)(l)	5,541	268
3.887% due 12/01/2026 •	3	3
4.260% due 04/25/2048 - 11/25/2049 •(a)	55,140	12,434
4.882% due 04/01/2033 •	1	1
5.000% due 02/15/2024	4	4
5.416% due 07/25/2032 ~	96	105
5.500% due 04/01/2039 - 06/15/2041 (l)	4,354	4,856
6.000% due 12/15/2028 - 03/15/2035	571	633
6.000% due 02/15/2032 (l)	1,329	1,517
6.500% due 08/01/2021 - 09/01/2047	3,942	4,464
6.500% due 06/15/2031 - 09/15/2031 (l)	1,604	1,836
6.500% due 09/25/2043 ~	45	52
6.900% due 09/15/2023	116	123
6.942% due 10/25/2029 •	650	752
6.950% due 07/15/2021	31	31
7.000% due 08/01/2021 - 10/25/2043	1,137	1,270
7.000% due 03/15/2029 - 01/01/2036 (l)	1,779	2,020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 05/15/2024 - 02/25/2042	$541	$586
7.500% due 08/01/2024 - 12/01/2030 (l)	858	955
8.000% due 08/15/2022 - 04/15/2030	51	58
8.000% due 12/01/2026 (l)	76	82
9.342% due 12/25/2027 •	1,589	1,913
12.542% due 03/25/2025 •	385	504

Ginnie Mae
2.035% due 12/20/2048 •(a)(l)	23,280	1,867
4.285% due 08/20/2049 - 09/20/2049 •(a)(l)	124,354	25,294
4.435% due 06/20/2047 •(a)(l)	15,321	2,572
6.000% due 04/15/2029 - 12/15/2038	71	79
6.000% due 07/15/2037 - 11/15/2038 (l)	946	1,051
6.500% due 11/20/2024 - 10/20/2038	51	53
6.500% due 04/15/2032 - 05/15/2032 (l)	367	411
7.000% due 04/15/2024 - 06/15/2026	30	31
7.500% due 06/15/2023 - 03/15/2029	403	411
7.500% due 04/15/2027 (l)	90	97
8.000% due 11/15/2021 - 11/15/2022	1	1
8.500% due 05/15/2022 - 02/15/2031	9	9

Ginnie Mae, TBA
4.000% due 01/01/2050	20,000	20,902

Small Business Administration
4.625% due 02/01/2025	62	65
5.510% due 11/01/2027	184	199
5.780% due 08/01/2027	16	17
5.820% due 07/01/2027	18	20

Uniform Mortgage-Backed Security
4.000% due 06/01/2047	31	32
4.000% due 09/01/2047 - 07/01/2048 (l)	28,504	29,933
4.500% due 09/01/2023 - 03/01/2028	54	57
4.500% due 04/01/2041 - 08/01/2041 (l)	186	200
6.000% due 12/01/2032 - 06/01/2040 (l)	4,225	4,836
6.000% due 12/01/2032 - 02/01/2033	72	80
6.500% due 01/01/2028 - 02/01/2038	995	1,119
6.500% due 10/01/2033 - 07/01/2039 (l)	583	663
7.000% due 07/01/2021	22	22
7.500% due 05/01/2022	14	15
8.000% due 12/01/2022 - 06/01/2032	180	195

Uniform Mortgage-Backed Security, TBA
2.500% due 01/01/2050 - 02/01/2050	260,300	257,145
3.000% due 02/01/2050	33,100	33,529
3.500% due 02/01/2050	45,000	46,260
4.000% due 01/01/2050 - 02/01/2050	107,750	112,097

Vendee Mortgage Trust
6.500% due 03/15/2029	101	112
6.750% due 02/15/2026 - 06/15/2026	66	73
7.500% due 09/15/2030	1,659	1,934

Total U.S. Government Agencies (Cost $610,887)		617,342

NON-AGENCY MORTGAGE-BACKED SECURITIES 29.0%

Adjustable Rate Mortgage Trust
4.376% due 07/25/2035 ~	378	370
4.826% due 08/25/2035 ~	444	444

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Mortgage Trust
4.459% due 02/25/2035 ~		$12	$12

Bancorp Commercial Mortgage Trust
5.490% due 08/15/2032 •		3,300	3,333
7.031% due 11/15/2033 •		3,716	3,716

BCAP LLC Trust
1.924% due 07/26/2036 ~		211	183

Bear Stearns ALT-A Trust
3.962% due 08/25/2036 ^~		298	211

Bear Stearns Commercial Mortgage Securities Trust
5.605% due 12/11/2040 ~(l)		5,728	5,454
5.657% due 10/12/2041 ~(l)		3,007	3,116
5.728% due 04/12/2038 ~		120	121

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		1	1

Citigroup Commercial Mortgage Trust
5.589% due 12/10/2049 ~		1,920	1,231

Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033		2	2

Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~		4,408	2,925

Countrywide Alternative Loan Trust
2.002% due 07/25/2046 ^•(l)		1,609	1,498
6.500% due 07/25/2035 ^		267	219

Countrywide Home Loan Mortgage Pass-Through Trust
2.432% due 03/25/2035 •(l)		1,421	1,302
3.532% due 08/25/2034 ~		374	376
3.662% due 03/25/2046 ^•		1,822	1,255

Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		630	652
7.500% due 06/25/2035 ^		130	140

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.000% due 02/25/2034		358	373

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 03/25/2036 ^		951	461

Eurosail PLC
2.379% due 09/13/2045 •	GBP	1,608	2,029
3.029% due 09/13/2045 •		1,148	1,453
4.629% due 09/13/2045 •		976	1,397

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •	EUR	1,313	1,317

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~		$603	527

GMAC Mortgage Corp. Loan Trust
4.666% due 08/19/2034 ~		41	39

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(l)		2,200	2,164
4.591% due 10/10/2032 ~		400	383

GSAA Home Equity Trust
6.000% due 04/01/2034		761	817

GSMPS Mortgage Loan Trust
5.341% due 06/19/2027 ~		26	26
7.000% due 06/25/2043		1,894	2,142
8.000% due 09/19/2027 ~		426	428

GSR Mortgage Loan Trust
2.122% due 12/25/2034 •		234	225
4.300% due 03/25/2033 •		2	2
6.500% due 01/25/2034		150	159

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •	EUR	435	450

JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		$1,068	1,248
5.623% due 05/12/2045		126	90

JPMorgan Mortgage Trust
4.728% due 10/25/2036 ^~		1,480	1,449
5.500% due 08/25/2022 ^		9	9
5.500% due 06/25/2037 ^		239	241

MASTR Adjustable Rate Mortgages Trust
3.924% due 10/25/2034 ~		521	492

MASTR Alternative Loan Trust
6.250% due 07/25/2036		331	277
6.500% due 03/25/2034		741	769

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 04/25/2034		$28	$29

MASTR Reperforming Loan Trust
7.000% due 05/25/2035		3,293	3,171
7.500% due 07/25/2035		1,678	1,696

Morgan Stanley Resecuritization Trust
3.336% due 12/26/2046 ~		7,351	7,097

Motel 6 Trust
8.666% due 08/15/2024 •		3,437	3,497

NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		862	880
7.500% due 03/25/2034 ^(l)		2,268	2,317
7.500% due 10/25/2034 ^(l)		2,587	2,843

Newgate Funding PLC
0.854% due 12/15/2050 •	EUR	1,822	1,974
1.104% due 12/15/2050 •		1,822	1,957
1.798% due 12/15/2050 •	GBP	2,509	3,177
2.048% due 12/15/2050 •		2,061	2,643

RBSSP Resecuritization Trust
6.000% due 02/26/2037 ~		$3,316	2,702
6.250% due 12/26/2036 ~		5,540	3,542

Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		1,503	1,502

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		361	403
8.500% due 11/25/2031		642	613

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^(l)		2,560	2,155

WaMu Mortgage Pass-Through Certificates Trust
4.368% due 05/25/2035 ~		140	143

Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		98	105
7.500% due 04/25/2033		227	244

Total Non-Agency Mortgage-Backed Securities (Cost $81,185)			88,218

ASSET-BACKED SECURITIES 20.6%

Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		200	19

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
5.317% due 11/25/2032 ^•		136	4

Bear Stearns Asset-Backed Securities Trust
1.664% due 09/25/2034 •		354	345

Citigroup Mortgage Loan Trust
1.952% due 12/25/2036 •(l)		4,499	3,131
2.012% due 12/25/2036 •		2,425	1,324

Citigroup Mortgage Loan Trust, Inc.
2.052% due 03/25/2037 •(l)		5,070	4,683

Conseco Finance Corp.
6.530% due 02/01/2031 ~		104	101

Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		1,520	808

Countrywide Asset-Backed Certificates
1.922% due 12/25/2036 ^•(l)		2,920	2,752
1.932% due 06/25/2047 ^•(l)		7,036	6,458
1.992% due 06/25/2037 ^•(l)		2,062	1,998
1.992% due 06/25/2047 ^•(l)		5,347	4,815
4.706% due 07/25/2036 ~(l)		10,279	10,425

Countrywide Asset-Backed Certificates Trust
3.442% due 11/25/2034 •(l)		2,297	1,974

Crecera Americas LLC
5.563% due 08/31/2020 •		5,200	5,206

Credit-Based Asset Servicing & Securitization LLC
5.381% due 12/25/2037 þ		281	285

Encore Credit Receivables Trust
2.527% due 07/25/2035 •		576	558

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(g)		12	1,491

Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		289	305

Marlette Funding Trust
0.000% due 12/15/2028 «(g)		6	1,190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 04/16/2029 «(g)		$5	$1,241
0.000% due 07/16/2029 «(g)		7	1,900

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		10,400	3,715

Oakwood Mortgage Investors, Inc.
1.970% due 06/15/2032 •		11	11

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		14	10

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		5	3,593

SoFi Consumer Loan Program LLC
0.000% due 05/26/2026 «(g)		31	1,157
0.000% due 11/25/2026 «(g)		60	2,993

Total Asset-Backed Securities (Cost $69,536)			62,492

SOVEREIGN ISSUES 5.1%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	100	51
3.380% due 12/31/2038 þ		1,570	818
5.250% due 01/15/2028		100	50
6.250% due 11/09/2047		100	51
7.820% due 12/31/2033		3,702	2,406
15.500% due 10/17/2026	ARS	15,810	73
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~		34,137	303
45.399% (BADLARPP + 3.250%) due 03/01/2020 ~		21,410	236
56.589% (ARLLMONP) due 06/21/2020 ~(a)		180,595	1,633
59.928% (BADLARPP) due 10/04/2022 ~(a)		32	1

Autonomous City of Buenos Aires Argentina
44.086% due 03/29/2024 •		46,535	534

Peru Government International Bond
5.400% due 08/12/2034	PEN	7	2
5.940% due 02/12/2029		2,071	705
6.150% due 08/12/2032		1,172	401
6.350% due 08/12/2028		2,191	768
6.900% due 08/12/2037		13	5
6.950% due 08/12/2031		563	205
8.200% due 08/12/2026		1,243	478

Provincia de Buenos Aires
45.979% due 05/31/2022 •	ARS	60	0
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		194,090	1,472

South Africa Government International Bond
4.850% due 09/30/2029 (l)		$600	602
5.750% due 09/30/2049 (l)		600	586

Turkey Government International Bond
4.625% due 03/31/2025	EUR	900	1,070
5.200% due 02/16/2026		300	365
5.600% due 11/14/2024 (l)		$1,300	1,325
7.625% due 04/26/2029 (l)		1,200	1,329

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		135	16
8.250% due 10/13/2024 ^(d)		13	2
9.250% due 09/15/2027 ^(d)		171	21

Total Sovereign Issues (Cost $25,499)			15,508

		SHARES
COMMON STOCKS 0.5%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (e)		291,816	835

iHeartMedia, Inc.		216	3

iHeartMedia, Inc. ‘A’ (e)		16,075	272

			1,110

CONSUMER DISCRETIONARY 0.1%

Caesars Entertainment Corp. (e)		27,655	376

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	71

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Forbes Energy Services Ltd. (e)(j)	4,500	$1

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(j)	70	1

Total Common Stocks (Cost $2,273)		1,488

WARRANTS 0.6%

COMMUNICATION SERVICES 0.6%

iHeartMedia, Inc.	104,691	1,769

Total Warrants (Cost $1,972)		1,769

PREFERRED SECURITIES 3.5%

BANKING & FINANCE 3.4%

Nationwide Building Society
10.250% ~	36,440	8,013

	SHARES	MARKET VALUE (000S)

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	1,676,000	$2,397

		10,410

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 01/21/2021 •(h)	139,000	136

Total Preferred Securities (Cost $9,664)		10,546

REAL ESTATE INVESTMENT TRUSTS 0.4%

REAL ESTATE 0.4%

VICI Properties, Inc.	44,227	1,130

Total Real Estate Investment Trusts (Cost $668)		1,130

SHORT-TERM INSTRUMENTS 7.1%

REPURCHASE AGREEMENTS (k) 5.3%
		15,994

	SHARES	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.8%
1.721% due 01/02/2020 - 01/23/2020 (f)(g)(n)(p)	5,487	$5,486

Total Short-Term Instruments (Cost $21,479)		21,480

Total Investments in Securities (Cost $995,565)		999,058

Total Investments 328.9% (Cost $995,565)		$999,058

Financial Derivative Instruments (m)(o) (0.0)% (Cost or Premiums, net $(2,675))		(121)

Other Assets and Liabilities, net (228.9)%		(695,174)

Net Assets 100.0%		$303,763

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	03/11/2014	$222	$1	0.00%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,600	2,783	0.92
Westmoreland Mining Holdings LLC	03/26/2019	0	1	0.00

		$2,822	$2,785	0.92%

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$2,794	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(2,854)	$2,794	$2,794
NOM	1.650	12/31/2019	01/02/2020	13,200	U.S. Treasury Bonds 3.125% due 02/15/2043	(13,382)	13,200	13,201

Total Repurchase Agreements						$(16,236)	$15,994	$15,995

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOS	2.060%	12/11/2019	02/07/2020		$	(13,421)	$(13,438)
	2.254	12/05/2019	01/08/2020			(8,412)	(8,426)
	2.383	11/19/2019	01/17/2020			(3,092)	(3,101)
	2.386	11/20/2019	01/23/2020			(5,125)	(5,140)
BPS	2.000	12/04/2019	01/06/2020			(1,965)	(1,968)
	2.120	12/13/2019	01/10/2020			(9,957)	(9,968)
	2.120	01/06/2020	02/07/2020			(1,972)	(1,972)
	2.150	11/08/2019	01/07/2020			(2,165)	(2,172)
	2.150	12/20/2019	01/21/2020			(22,162)	(22,179)
	2.180	11/18/2019	01/17/2020			(598)	(600)
	2.200	11/14/2019	01/10/2020			(7,539)	(7,562)
	2.300	01/03/2020	02/03/2020			(1,237)	(1,237)
	2.300	01/06/2020	02/07/2020			(3,447)	(3,447)
	2.330	12/04/2019	01/06/2020			(1,698)	(1,701)
	2.350	12/13/2019	01/10/2020			(297)	(297)
	2.365	12/10/2019	01/08/2020			(6,710)	(6,720)
	2.365	12/11/2019	01/08/2020			(997)	(998)
	2.370	01/03/2020	02/03/2020			(85)	(85)
	2.370	01/06/2020	02/07/2020			(3,989)	(3,989)
	2.400	11/18/2019	02/18/2020			(2,280)	(2,287)
	2.450	11/04/2019	01/03/2020			(593)	(595)
	2.459	10/31/2019	01/31/2020			(10,559)	(10,604)
	2.470	11/04/2019	01/03/2020			(601)	(603)
	2.480	11/27/2019	01/21/2020			(1,408)	(1,411)
	2.490	10/24/2019	01/17/2020			(363)	(365)
	2.500	11/04/2019	01/03/2020			(76)	(76)
	2.500	11/18/2019	01/17/2020			(1,775)	(1,780)
	2.500	11/22/2019	01/21/2020			(970)	(973)
	2.530	11/07/2019	01/06/2020			(4,108)	(4,124)
	2.530	11/08/2019	01/07/2020			(4,362)	(4,379)
	2.530	11/13/2019	01/13/2020			(7,601)	(7,628)
	2.530	11/27/2019	01/07/2020			(105)	(105)
	2.540	10/18/2019	01/17/2020			(152)	(153)
	2.540	12/10/2019	01/17/2020			(804)	(805)
	2.550	10/18/2019	01/17/2020			(422)	(424)
	2.560	10/24/2019	01/17/2020			(410)	(412)
	2.580	11/13/2019	01/13/2020			(1,965)	(1,972)
	2.580	11/18/2019	01/17/2020			(905)	(908)
	2.580	11/22/2019	01/21/2020			(545)	(547)
	2.650	11/07/2019	01/06/2020			(3,784)	(3,799)
	2.650	11/08/2019	01/07/2020			(360)	(361)
	2.660	11/22/2019	01/21/2020			(276)	(277)
	2.703	11/18/2019	02/18/2020			(442)	(444)
	2.825	12/06/2019	02/04/2020			(2,124)	(2,128)
	2.838	11/04/2019	01/03/2020			(1,421)	(1,428)
	2.838	11/06/2019	01/06/2020			(2,314)	(2,324)
	2.895	11/14/2019	01/10/2020			(12,696)	(12,745)
	2.898	11/21/2019	02/19/2020			(3,652)	(3,664)
	2.900	11/13/2019	01/13/2020			(14,711)	(14,770)
BRC	0.850	08/29/2019	TBD	(3)	GBP	(4,419)	(5,870)
	2.250	11/04/2019	01/03/2020		$	(1,081)	(1,085)
	2.250	01/03/2020	03/03/2020			(1,082)	(1,082)
	2.763	01/03/2020	04/01/2020			(7,596)	(7,596)
	2.838	11/04/2019	01/03/2020			(6,116)	(6,144)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	73

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.838%	12/13/2019	01/03/2020		$	(1,629)	$(1,632)
	2.903	11/18/2019	02/18/2020			(4,389)	(4,405)
IND	2.070	12/12/2019	01/10/2020			(17,022)	(17,043)
JML	0.900	10/15/2019	01/14/2020		GBP	(233)	(310)
	0.900	11/20/2019	TBD	(3)		(778)	(1,031)
	0.950	10/15/2019	01/14/2020			(3,426)	(4,547)
	0.950	10/16/2019	01/15/2020			(2,797)	(3,712)
	0.950	10/17/2019	01/16/2020			(759)	(1,008)
	0.950	10/18/2019	01/17/2020			(1,380)	(1,832)
NOM	2.400	11/12/2019	01/13/2020		$	(905)	(908)
	2.450	11/08/2019	01/08/2020			(6,056)	(6,078)
	2.650	11/19/2019	01/21/2020			(2,883)	(2,892)
RTA	2.329	11/08/2019	02/07/2020			(1,178)	(1,182)
	2.452	10/08/2019	01/07/2020			(1,714)	(1,724)
UBS	2.000	12/10/2019	01/03/2020			(378)	(379)
	2.250	11/01/2019	TBD	(3)		(2,472)	(2,481)
	2.450	11/14/2019	01/07/2020			(1,749)	(1,755)
	2.450	11/22/2019	02/20/2020			(190)	(191)
	2.500	11/14/2019	01/07/2020			(115)	(115)

Total Reverse Repurchase Agreements							$(252,093)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(30,105)	$0	$(30,105)	$35,000	$4,895
BPS	0	(146,986)	0	(146,986)	158,647	11,661
BRC	0	(27,814)	0	(27,814)	24,144	(3,670)
FICC	2,794	0	0	2,794	(2,854)	(60)
IND	0	(17,043)	0	(17,043)	17,547	504
JML	0	(12,440)	0	(12,440)	14,523	2,083
NOM	13,201	(9,878)	0	3,323	(2,918)	405
RTA	0	(2,906)	0	(2,906)	3,308	402
UBS	0	(4,921)	0	(4,921)	5,934	1013

Total Borrowings and Other Financing Transactions	$15,995	$(252,093)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(81,225)	$(1,373)	$(9,382)	$(91,980)
U.S. Government Agencies	0	(63,607)	(28,891)	0	(92,498)
Non-Agency Mortgage-Backed Securities	0	(7,776)	(2,128)	0	(9,904)
Asset-Backed Securities	0	(31,267)	(3,664)	0	(34,931)
Sovereign Issues	0	(1,085)	(2,287)	0	(3,372)

Total Borrowings	$0	$(184,960)	$(38,343)	$(9,382)	$(232,685)

Payable for reverse repurchase agreements(5)					$(232,685)

(l)	Securities with an aggregate market value of $270,831 and cash of $390 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(229,382) at a weighted average interest rate of 2.560%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(19,408) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	11,200	$624	$(156)	$468	$0	$(16)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		3,800	(534)	(147)	(681)	67	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	$	25,000	64	37	101	10	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2022		208,500	(6,610)	(62)	(6,672)	94	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		32,500	(1,241)	(564)	(1,805)	30	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		14,000	46	112	158	15	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		8,400	399	(509)	(110)	11	0
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		65,000	5,159	1,174	6,333	0	(194)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		7,000	(107)	(158)	(265)	0	(22)
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		4,400	(32)	147	115	49	0
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		9,600	(18)	1,097	1,079	102	0
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		23,400	(139)	2,095	1,956	251	0
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		12,500	(44)	1,448	1,404	133	0
Receive(1)	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		1,400	(6)	83	77	15	0
Receive	6-Month EUR-EURIBOR	0.000	Annual	08/19/2021	EUR	257,400	(406)	(1,521)	(1,927)	26	0
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024		34,800	6	(832)	(826)	66	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		164,400	(770)	10,661	9,891	0	(769)
Receive	6-Month EUR-EURIBOR	1.250	Annual	08/19/2049		34,600	739	(7,782)	(7,043)	604	0
Receive(1)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	1,500	16	37	53	12	0
Receive(1)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		9,200	184	978	1,162	195	0

Total Swap Agreements							$(2,670)	$6,138	$3,468	$1,680	$(1,001)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,680	$1,680	$0	$0	$(1,001)	$(1,001)

(n)

Securities with an aggregate market value of $554 and cash of $10,287 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	01/2020	EUR	2,481		$2,740	$0	$(44)
	01/2020	GBP	23,638		30,610	0	(707)
	01/2020		$29	CLP	22,446	1	0
	01/2020		227	EUR	204	2	0
	01/2020		387	GBP	294	3	0
	02/2020	PEN	1,743		$514	0	(12)

BRC	01/2020		$2,938	MXN	58,756	158	0

BSH	01/2020	MXN	58,756		$3,039	0	(57)
	05/2020		$2,995	MXN	58,756	56	0

CBK	01/2020		166	CLP	130,284	7	0
	01/2020		81	TRY	468	0	(2)

GLM	01/2020		1,468		8,602	0	(29)
	02/2020		3,045	RUB	195,242	85	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	75

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability

HUS	01/2020	CAD	85		$64	$0	$(2)
	01/2020	GBP	530		699	0	(3)
	01/2020		$308	GBP	236	5	0

MYI	01/2020	EUR	16,088		$17,789	0	(265)

RYL	01/2020	CLP	50,125		66	0	(1)
	01/2020		$66	CLP	50,125	1	0

TOR	01/2020		48		37,693	2	0

Total Forward Foreign Currency Contracts						$320	$(1,122)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 02/01/2050	$71.000	02/05/2020	5,000	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 02/01/2050	72.500	02/05/2020	38,000	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 02/01/2050	74.000	02/05/2020	106,000	4	0

FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 01/01/2050	67.500	01/07/2020	3,100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 02/01/2050	72.500	02/05/2020	7,000	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 02/01/2050	76.000	02/05/2020	1,000	0	0

JPM	Put - OTC Ginnie Mae, TBA 4.000% due 01/01/2050	74.000	01/07/2020	20,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 01/01/2050	70.000	01/07/2020	53,100	2	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 01/01/2050	72.000	01/07/2020	25,000	1	0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 01/01/2050	65.000	01/07/2020	189,000	8	0

Total Purchased Options					$18	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.100%	$	200	$(23)	$25	$2	$0

Total Swap Agreements								$(23)	$25	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BPS	$6	$0	$0	$6	$(763)	$0	$0	$(763)	$(757)	$393	$(364)
BRC	158	0	0	158	0	0	0	0	158	0	158
BSH	56	0	0	56	(57)	0	0	(57)	(1)	0	(1)
CBK	7	0	0	7	(2)	0	0	(2)	5	0	5
DUB	0	0	0	0	0	0	0	0	0	(30)	(30)
GLM	85	0	0	85	(29)	0	0	(29)	56	0	56
HUS	5	0	0	5	(5)	0	0	(5)	0	0	0
JPM	0	0	2	2	0	0	0	0	2	0	2
MYI	0	0	0	0	(265)	0	0	(265)	(265)	0	(265)
RYL	1	0	0	1	(1)	0	0	(1)	0	0	0
TOR	2	0	0	2	0	0	0	0	2	0	2

Total Over the Counter	$320	$0	$2	$322	$(1,122)	$0	$0	$(1,122)

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

(p)

Securities with an aggregate market value of $393 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,680	$1,680

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$320	$0	$320
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$320	$0	$322

	$0	$2	$0	$320	$1,680	$2,002

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,001	$1,001

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,122	$0	$1,122

	$0	$0	$0	$1,122	$1,001	$2,123

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$22	$0	$0	$(14,850)	$(14,828)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,753	$0	$1,753
Purchased Options	0	0	0	0	(70)	(70)
Written Options	0	0	0	0	144	144
Swap Agreements	0	2	0	0	1,294	1,296

	$0	$2	$0	$1,753	$1,368	$3,123

	$0	$24	$0	$1,753	$(13,482)	$(11,705)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	77

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(20)	$0	$0	$12,760	$12,740

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(334)	$0	$(334)
Purchased Options	0	0	0	0	2	2
Swap Agreements	0	(1)	0	0	(1,315)	(1,316)

	$0	$(1)	$0	$(334)	$(1,313)	$(1,648)

	$0	$(21)	$0	$(334)	$11,447	$11,092

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$45,259	$422	$45,681
Corporate Bonds & Notes
Banking & Finance	0	46,087	2,783	48,870
Industrials	0	59,487	241	59,728
Utilities	0	21,774	0	21,774
Convertible Bonds & Notes
Utilities	0	9	0	9
Municipal Bonds & Notes
Illinois	0	263	0	263
West Virginia	0	2,760	0	2,760
U.S. Government Agencies	0	617,342	0	617,342
Non-Agency Mortgage-Backed Securities	0	88,218	0	88,218
Asset-Backed Securities	0	48,927	13,565	62,492
Sovereign Issues	0	15,508	0	15,508
Common Stocks
Communication Services	1,107	3	0	1,110
Consumer Discretionary	376	0	0	376
Energy	1	0	0	1
Industrials	0	0	1	1
Warrants
Communication Services	0	1,769	0	1,769
Preferred Securities
Banking & Finance	0	10,410	0	10,410
Industrials	0	136	0	136

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Real Estate Investment Trusts
Real Estate	$1,130	$0	$0	$1,130
Short-Term Instruments
Repurchase Agreements	0	15,994	0	15,994
U.S. Treasury Bills	0	5,486	0	5,486

Total Investments	$2,614	$979,432	$17,012	$999,058

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,680	0	1,680
Over the counter	0	322	0	322

	$0	$2,002	$0	$2,002

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,001)	0	(1,001)
Over the counter	0	(1,122)	0	(1,122)

	$0	$(2,123)	$0	$(2,123)

Total Financial Derivative Instruments	$0	$(121)	$0	$(121)

Totals	$2,614	$979,311	$17,012	$998,937

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2019:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,705	$1,112	$(133)	$52	$1	$(234)	$0	$(4,081)	$422	$7
Corporate Bonds & Notes
Banking & Finance	2,685	0	0	0	0	98	0	0	2,783	98
Industrials	0	286	0	2	0	(47)	0	0	241	(47)
Asset-Backed Securities	18,276	0	0	0	0	(4,711)	0	0	13,565	(4,711)
Common Stocks
Industrials	1	0	0	0	0	0	0	0	1	0

Totals	$24,667	$1,398	$(133)	$54	$1	$(4,894)	$0	$(4,081)	$17,012	$(4,653)

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2019	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$422	Third Party Vendor	Broker Quote	99.250-101.000	99.287
Corporate Bonds & Notes
Banking & Finance	2,783	Reference Instrument	Option Adjusted Spread	584.983 bps	—
Industrials	241	Reference Instrument	Broker Quote	100.250-101.520	101.215
Asset-Backed Securities	1,190	Interest Only Weighted Average Life	Base Price	20,607.870	—
	12,375	Proxy Pricing	Base Price	3,731.000-79,892.180	33,129.425
Common Stocks
Industrials	1	Indicative Market Quotation	Broker Quote	$15.000	—

Total	$17,012

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	79

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 180.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 18.0%

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~		$25,287	$23,691

Alphabet Holding Co., Inc.
5.299% (LIBOR03M + 3.500%) due 09/26/2024 ~		98	94

Altice France S.A.
5.740% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,485	1,493

Ancestry.com Operations, Inc.
5.550% (LIBOR03M + 3.750%) due 10/19/2023 ~		100	99
6.050% (LIBOR03M + 4.250%) due 08/27/2026 ~		199	196

Chesapeake Energy Corp.
TBD% due 06/09/2024		715	738

Clay Holdco BV
TBD% due 11/30/2025 «	EUR	28,900	30,381

Diamond Resorts Corp.
5.549% (LIBOR03M + 3.750%) due 09/02/2023 ~		$9,017	8,831

DTEK Holdings Ltd.
TBD% due 06/30/2023 «	EUR	838	839

DTEK Trading S.A
TBD% due 06/30/2023		$6,450	5,805

Dubai World (2.000% Cash and 1.750% PIK)
3.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(c)		66,606	62,193

Emerald TopCo, Inc.
5.299% (LIBOR03M + 3.500%) due 07/24/2026 ~		589	593

Envision Healthcare Corp.
5.549% (LIBOR03M + 3.750%) due 10/10/2025 ~		70,473	60,372

Financial & Risk U.S. Holdings, Inc.
5.049% (LIBOR03M + 3.250%) due 10/01/2025 ~		3,808	3,845

Fleet U.S. Bidco, Inc.
5.235% (LIBOR03M + 3.250%) due 10/07/2026 «~		58	58

Forbes Energy Services LLC (5.000% Cash and 11.000% PIK)
16.000% (LIBOR03M + 5.000%) due 04/13/2021 ~(c)		2,317	2,300

Frontier Communications Corp.
5.550% (LIBOR03M + 3.750%) due 06/15/2024 ~		6,060	6,105

iHeartCommunications, Inc.
5.691% (LIBOR03M + 4.000%) due 05/01/2026 ~		19,768	19,984

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~		750	752

Jefferies Finance LLC
5.500% (LIBOR03M + 3.750%) due 06/03/2026 ~		116	116

McDermott Technology Americas, Inc.
0.500% - 12.002% (LIBOR03M + 10.000%) due 10/21/2021 ~µ		6,421	6,573
6.945% (LIBOR03M + 5.000%) due 05/09/2025 ~		11,322	6,661

Messer Industrie GmbH
4.445% (LIBOR03M + 2.500%) due 03/01/2026 ~		381	384

MH Sub LLC
5.549% (LIBOR03M + 3.750%) due 09/13/2024 ~		596	600

NCI Building Systems, Inc.
5.486% (LIBOR03M + 3.750%) due 04/12/2025 ~		198	198

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Neiman Marcus Group Ltd. LLC
7.713% (LIBOR03M + 6.000%) due 10/25/2023 ~		$62,007	$51,063

Neiman Marcus Group Ltd. LLC (7.213% Cash and 1.000% PIK)
8.213% (LIBOR03M + 5.500%) due 10/25/2023 ~(c)		41,324	33,610

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)		250	248

Parexel International Corp.
4.549% - 4.555% (LIBOR03M + 2.750%) due 09/27/2024 ~		274	269

PetSmart, Inc.
5.740% (LIBOR03M + 4.000%) due 03/11/2022 ~		862	855

Playtika Holding Corp.
7.799% (LIBOR03M + 6.000%) due 12/10/2024 ~		22,400	22,680

Preylock Reitman Santa Cruz Mezz LLC
(0.005)% - 7.210% (LIBOR03M + 5.500%) due 11/09/2022 «~(j)		31,560	31,697

Project Anfora Senior
2.325% (EUR003M + 2.750%) due 10/01/2026 «~(j)	EUR	20,000	22,378

Sequa Mezzanine Holdings LLC
6.904% (LIBOR03M + 5.000%) due 11/28/2021 ~		$1,121	1,123
10.936% (LIBOR03M + 9.000%) due 04/28/2022 ~		36,300	35,801

Sierra Hamilton LLC
15.000% due 09/12/2023 «		1,564	1,486

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	690	777

Sotera Health Holdings LLC
6.289% (LIBOR03M + 4.500%) due 12/11/2026 ~		$723	726

Starfruit Finco BV
4.960% (LIBOR03M + 3.250%) due 10/01/2025 ~		1,193	1,196

Summer (BC) Holdco B SARL
TBD% due 10/15/2026		16,320	15,565

Sunshine Luxembourg SARL
3.750% (EUR003M + 3.750%) due 10/01/2026 ~	EUR	1,000	1,132
6.195% (LIBOR03M + 4.250%) due 10/01/2026 ~		$1,076	1,088

Syniverse Holdings, Inc.
6.846% (LIBOR03M + 5.000%) due 03/09/2023 ~		35,342	32,927

U.S. Renal Care, Inc.
6.813% (LIBOR03M + 5.000%) due 06/26/2026 ~		2,077	2,065

Univision Communications, Inc.
4.549% (LIBOR03M + 2.750%) due 03/15/2024 ~		17,081	16,895

West Corp.
5.927% (LIBOR03M + 4.000%) due 10/10/2024 ~		98	83

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		5,338	5,391

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		15,706	12,565

Windstream Services LLC
9.000% (PRIME + 4.250%) due 02/17/2024 ~		31,235	29,664
9.750% (PRIME + 5.000%) due 03/29/2021 ~		11,680	11,208

Total Loan Participations and Assignments (Cost $603,019)			575,393

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 40.8%

BANKING & FINANCE 16.4%

Ally Financial, Inc.
8.000% due 11/01/2031		$16	$23

Ambac LSNI LLC
6.945% due 02/12/2023 •(l)		2,663	2,703

Ardonagh Midco PLC
8.375% due 07/15/2023 (l)	GBP	62,007	82,237

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	4,000	1,219

Barclays PLC
3.250% due 01/17/2033 (l)	GBP	1,000	1,394
7.125% due 06/15/2025 •(h)(i)(l)		800	1,200
7.250% due 03/15/2023 •(h)(i)(l)		48,751	70,571
7.750% due 09/15/2023 •(h)(i)(l)		$5,200	5,685
7.875% due 09/15/2022 •(h)(i)(l)	GBP	3,400	5,007
8.000% due 06/15/2024 •(h)(i)(l)		$2,800	3,135

CBL & Associates LP
4.600% due 10/15/2024		13	8
5.250% due 12/01/2023 (l)		611	429
5.950% due 12/15/2026 (l)		3,196	1,925

Credit Suisse Group AG
7.250% due 09/12/2025 •(h)(i)(l)		560	626
7.500% due 07/17/2023 •(h)(i)(l)		1,600	1,752

Deutsche Bank AG
3.961% due 11/26/2025 •(l)		7,050	7,205

Emerald Bay S.A.
0.000% due 10/08/2020 (g)(l)	EUR	1,574	1,728

ESH Hospitality, Inc.
4.625% due 10/01/2027		$534	542

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (l)		2,021	2,139

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (l)		510	544

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023 (l)		600	645

HSBC Bank PLC
6.330% due 05/18/2023		48,900	51,550

HSBC Holdings PLC
4.750% due 07/04/2029 •(h)(i)	EUR	240	304
5.875% due 09/28/2026 •(h)(i)	GBP	1,200	1,752
6.000% due 09/29/2023 •(h)(i)	EUR	700	908
6.500% due 03/23/2028 •(h)(i)(l)		$2,870	3,160

Hunt Cos., Inc.
6.250% due 02/15/2026		136	135

ING Groep NV
5.750% due 11/16/2026 •(h)(i)(l)		1,200	1,264

Legg Mason PT
7.130% due 01/10/2021 «		8,383	8,398

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(h)(i)(l)		2,600	2,917
7.625% due 06/27/2023 •(h)(i)(l)	GBP	2,680	3,991
7.875% due 06/27/2029 •(h)(i)(l)		32,425	54,333

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (l)		$7,600	7,605

Nationstar Mortgage LLC
6.500% due 07/01/2021 (l)		3,316	3,334

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (l)		1,542	1,596

Pinnacol Assurance
8.625% due 06/25/2034 «(j)		23,200	24,830

Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(h)(i)(l)		9,027	10,408

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(h)(i)(l)	GBP	23,460	34,291
7.375% due 06/24/2022 •(h)(i)(l)		11,845	17,139

Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)(l)		$850	939
7.375% due 10/04/2023 •(h)(i)(l)		3,100	3,389

Springleaf Finance Corp.
5.375% due 11/15/2029		268	280
6.875% due 03/15/2025 (l)		565	644

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stearns Holdings LLC
5.000% due 11/05/2024		$21	$14

TP ICAP PLC
5.250% due 01/26/2024 (l)	GBP	12,100	17,626

Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (l)		5,754	8,773
7.395% due 03/28/2024		6,155	9,348

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (l)		$64,580	66,351

			525,996

INDUSTRIALS 18.2%

AA Bond Co. Ltd.
2.750% due 07/31/2043 (l)	GBP	4,500	5,716

Altice Financing S.A.
5.250% due 02/15/2023	EUR	100	115
7.500% due 05/15/2026 (l)		$8,700	9,369

Altice France S.A.
5.875% due 02/01/2027 (l)	EUR	1,200	1,519
8.125% due 02/01/2027 (l)		$10,900	12,296

Associated Materials LLC
9.000% due 01/01/2024 (l)		54,965	48,369

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		432	434

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (l)		7,500	7,570

Bausch Health Cos., Inc.
5.000% due 01/30/2028		448	461
5.250% due 01/30/2030		448	466

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027 (l)		589	605

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (g)(l)		450	314

Bombardier, Inc.
6.125% due 01/15/2023 (l)		5,429	5,579
7.500% due 12/01/2024 (l)		7,978	8,399
7.500% due 03/15/2025 (l)		3,919	4,051
7.875% due 04/15/2027 (l)		12,862	13,264

Camelot Finance S.A.
4.500% due 11/01/2026		39	40

CCO Holdings LLC
4.750% due 03/01/2030 (l)		883	902

Centene Corp.
4.250% due 12/15/2027 (l)		622	641
4.625% due 12/15/2029 (l)		1,218	1,286
4.750% due 01/15/2025 (l)		1,106	1,151

Charter Communications Operating LLC
4.800% due 03/01/2050 (l)		1,068	1,124

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (l)		15,711	17,433

Community Health Systems, Inc.
6.250% due 03/31/2023 (l)		60,690	61,752
8.000% due 03/15/2026 (l)		2,212	2,283
8.625% due 01/15/2024 (l)		1,078	1,145

Connect Finco SARL
6.750% due 10/01/2026		310	331

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 «(c)		520	216

Corning, Inc.
5.450% due 11/15/2079		482	529

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (l)		550	567
10.750% due 09/01/2024 (l)		16,800	17,647

DISH DBS Corp.
5.875% due 07/15/2022		54	57

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		16,047	16,338

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (c)		96	98

EI Group PLC
6.875% due 05/09/2025 (l)	GBP	2,210	2,975

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (l)		$11,145	$12,294

Envision Healthcare Corp.
8.750% due 10/15/2026 (l)		12,973	8,080

Exela Intermediate LLC
10.000% due 07/15/2023 (l)		618	249

Fair Isaac Corp.
4.000% due 06/15/2028		46	46

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (l)		8,692	8,732
6.875% due 03/01/2026 (l)		9,630	9,768

Fresh Market, Inc.
9.750% due 05/01/2023 (l)		21,546	10,988

Frontier Finance PLC
8.000% due 03/23/2022 (l)	GBP	24,200	32,966

Full House Resorts, Inc.
8.575% due 01/31/2024		$1,763	1,737
9.738% due 02/02/2024		147	145

General Electric Co.
5.875% due 01/14/2038		22	27
6.150% due 08/07/2037		26	32
6.875% due 01/10/2039 (l)		204	272

iHeartCommunications, Inc.
6.375% due 05/01/2026 (l)		6,368	6,921
8.375% due 05/01/2027 (l)		9,168	10,148

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)(l)	EUR	1,100	1,296

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)(l)		600	714

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)(l)		$2,456	2,610

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)(l)		1,746	1,882

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 (l)		1,479	1,039

Intelsat Jackson Holdings S.A.
8.000% due 02/15/2024 (l)		1,383	1,422
8.500% due 10/15/2024 (l)		13,078	11,939
9.750% due 07/15/2025 (l)		2,822	2,616

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(l)		47,838	37,900
8.125% due 06/01/2023 (l)		1,289	765

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023 (l)		4,800	4,598

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025 (l)		4,352	1,556

Mattel, Inc.
5.875% due 12/15/2027		117	124

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		570	586

MSCI, Inc.
4.000% due 11/15/2029		170	173

NCL Corp. Ltd.
3.625% due 12/15/2024		571	580

NCR Corp.
5.750% due 09/01/2027		8	9

Netflix, Inc.
3.625% due 06/15/2030	EUR	800	925
3.875% due 11/15/2029 (l)		4,211	5,013
4.625% due 05/15/2029		1,500	1,881
4.875% due 06/15/2030 (l)		$600	611
5.375% due 11/15/2029		326	348

Noble Holding International Ltd.
7.875% due 02/01/2026		1,313	956

Odebrecht Oil & Gas Finance Ltd.
0.000% due 01/31/2020 (g)(h)		4,070	41

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (l)		6,714	6,689

Pacific Drilling SA
8.375% due 10/01/2023 (l)		1,675	1,533

Pan American Energy LLC
42.636% (BADLARPP) due 11/20/2020 «~	ARS	273,836	3,620

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Par Pharmaceutical, Inc.
7.500% due 04/01/2027 (l)		$650	$648

Petroleos Mexicanos
5.350% due 02/12/2028 (l)		3,481	3,473
6.490% due 01/23/2027		390	415
6.500% due 03/13/2027 (l)		6,499	6,919
6.750% due 09/21/2047		260	261
6.840% due 01/23/2030 (l)		1,170	1,250
7.690% due 01/23/2050		590	646

PetSmart, Inc.
5.875% due 06/01/2025 (l)		414	423

Platin 1426 GmbH
6.875% due 06/15/2023 (l)	EUR	2,300	2,648
6.875% due 06/15/2023		1,980	2,279

QGOG Constellation S.A.
9.000% due 11/09/2024 «		$452	0

QVC, Inc.
5.950% due 03/15/2043 (l)		3,378	3,164

Radiate Holdco LLC
6.875% due 02/15/2023		107	109

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,000	1,225

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	178

Scotts Miracle-Gro Co.
4.500% due 10/15/2029		$35	36

Sealed Air Corp.
4.000% due 12/01/2027		84	85

Select Medical Corp.
6.250% due 08/15/2026		178	193

Sensata Technologies, Inc.
4.375% due 02/15/2030		156	159

Silgan Holdings, Inc.
4.125% due 02/01/2028		272	273

Spanish Broadcasting System, Inc. ^
12.500% due 04/15/2049 (d)		54,910	57,282

Staples, Inc.
7.500% due 04/15/2026		99	103

Telesat Canada
4.875% due 06/01/2027		169	172
6.500% due 10/15/2027		68	71

Tenet Healthcare Corp.
4.625% due 09/01/2024		101	105

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		204	200

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		200	196

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020 (l)	EUR	461	516
2.200% due 07/21/2021 (l)		$1,946	1,888
3.250% due 04/15/2022 (l)	EUR	1,700	1,934
6.000% due 01/31/2025		600	713
7.125% due 01/31/2025		$200	206

Topaz Solar Farms LLC
4.875% due 09/30/2039 (l)		8,910	9,254
5.750% due 09/30/2039 (l)		28,124	31,102

TransDigm, Inc.
5.500% due 11/15/2027		576	584

Transocean Pontus Ltd.
6.125% due 08/01/2025 (l)		733	754

Transocean, Inc.
7.250% due 11/01/2025		361	355
7.500% due 01/15/2026		285	282

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		97	98

Triumph Group, Inc.
5.250% due 06/01/2022		136	136
6.250% due 09/15/2024		402	423

Trivium Packaging Finance BV
5.500% due 08/15/2026		440	464
8.500% due 08/15/2027		200	223

Twitter, Inc.
3.875% due 12/15/2027		121	121

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	81

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (l)		$1,300	$1,327

United Group BV
4.375% due 07/01/2022	EUR	390	447
4.875% due 07/01/2024 (l)		230	270

Univision Communications, Inc.
5.125% due 02/15/2025 (l)		$5,076	5,032

Valaris PLC
5.750% due 10/01/2044		717	325
7.750% due 02/01/2026		94	53

Vale Overseas Ltd.
6.875% due 11/21/2036 (l)		307	400
6.875% due 11/10/2039 (l)		236	308

ViaSat, Inc.
5.625% due 04/15/2027		82	88

Wyndham Destinations, Inc.
3.900% due 03/01/2023 (l)		409	414
4.625% due 03/01/2030		228	229
5.400% due 04/01/2024 (l)		174	185

Wynn Macau Ltd.
5.125% due 12/15/2029		500	512

Yellowstone Energy LP
5.750% due 12/31/2026 «		3,205	3,415

			583,444

UTILITIES 6.2%

CenturyLink, Inc.
5.125% due 12/15/2026		47	48

DTEK Finance PLC (10.750% Cash and 0.000% PIK)
10.750% due 12/31/2024 (c)(l)		5,249	5,387

Edison International
2.400% due 09/15/2022 (l)		846	844
3.125% due 11/15/2022		478	485
3.550% due 11/15/2024		482	494
5.750% due 06/15/2027		249	280

Frontier Communications Corp.
8.000% due 04/01/2027 (l)		570	597

Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037		300	421

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(l)		4,285	4,276

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)(l)		2,192	1,201

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(l)		29,077	28,641

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)(l)		20,928	5,232

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)(l)		1,086	1,088
2.950% due 03/01/2026 ^(d)(l)		4,152	4,172
3.250% due 09/15/2021 ^(d)(l)		293	295
3.250% due 06/15/2023 ^(d)(l)		5,617	5,605
3.300% due 03/15/2027 ^(d)(l)		11,351	11,380
3.300% due 12/01/2027 ^(d)(l)		10,890	10,917
3.400% due 08/15/2024 ^(d)(l)		1,092	1,109
3.500% due 10/01/2020 ^(d)(l)		1,265	1,270
3.500% due 06/15/2025 ^(d)(l)		2,321	2,327
3.750% due 02/15/2024 ^(d)(l)		1,093	1,113
3.750% due 08/15/2042 ^(d)		116	116
3.850% due 11/15/2023 ^(d)(l)		501	507
4.000% due 12/01/2046 ^(d)		45	45
4.250% due 05/15/2021 ^(d)(l)		2,797	2,812
4.250% due 08/01/2023 ^(d)(l)		6,487	6,668
4.300% due 03/15/2045 ^(d)(l)		664	676
4.500% due 12/15/2041 ^(d)(l)		1,251	1,265
4.600% due 06/15/2043 ^(d)		88	90
4.650% due 08/01/2028 ^(d)(l)		5,289	5,476
4.750% due 02/15/2044 ^(d)(l)		5,572	5,740
5.125% due 11/15/2043 ^(d)(l)		6,679	6,856
5.400% due 01/15/2040 ^(d)		92	96
5.800% due 03/01/2037 ^(d)(l)		18,496	19,330
6.050% due 03/01/2034 ^(d)(l)		11,464	12,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 03/01/2039 ^(d)(l)		$3,534	$3,732
6.350% due 02/15/2038 ^(d)(l)		4,204	4,463

Petrobras Global Finance BV
5.375% due 10/01/2029 (l)	GBP	2,320	3,418
6.625% due 01/16/2034 (l)		11,017	17,593

Rio Oil Finance Trust
9.250% due 07/06/2024 (l)		$13,436	15,088
9.750% due 01/06/2027 (l)		3,079	3,649
9.750% due 01/06/2027		422	500

Talen Energy Supply LLC
6.625% due 01/15/2028		160	164

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (l)		640	680

Transocean Sentry Ltd.
5.375% due 05/15/2023 (l)		400	408

			198,584

Total Corporate Bonds & Notes (Cost $1,277,345)			1,308,024

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

Caesars Entertainment Corp.
5.000% due 10/01/2024 (l)		2,952	5,686

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024		48	35

Total Convertible Bonds & Notes (Cost $5,542)			5,721

MUNICIPAL BONDS & NOTES 1.1%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		580	637

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		145	170
7.350% due 07/01/2035		115	140

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		1,360	1,467

			2,414

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		1,090	1,106

NEW JERSEY 0.2%

New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036 «		6,130	6,104

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		100	101

VIRGINIA 0.0%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		95	92

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.8%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	$231,485	$10,125
7.467% due 06/01/2047	13,525	14,065

		24,190

Total Municipal Bonds & Notes (Cost $36,750)		34,007

U.S. GOVERNMENT AGENCIES 4.3%

Fannie Mae
3.000% due 01/25/2042 (a)(l)	735	36
3.500% due 08/25/2032 (a)(l)	1,842	192
4.208% due 08/25/2038 •(a)	682	87
4.358% due 02/25/2043 •(a)	3,689	424
4.848% due 12/25/2036 •(a)(l)	2,522	514
4.919% due 10/25/2042 •(l)	2,795	3,011
5.342% due 07/25/2029 •(l)	4,480	4,745
7.542% due 07/25/2029 •	6,000	7,109

Freddie Mac
0.000% due 02/25/2046 (b)(g)	34,903	32,367
0.000% due 11/25/2050 (b)(g)(l)	55,633	29,563
0.100% due 02/25/2046 - 11/25/2050 (a)	558,455	1,029
0.100% due 11/25/2050 (a)(l)	598,998	3,079
1.939% due 11/25/2055 ~(a)	169,412	13,529
2.011% due 11/25/2045 ~(a)(l)	51,924	6,998
4.000% due 03/15/2027 (a)	553	49
4.118% due 04/25/2025 ~(l)	5,400	5,160
4.460% due 09/15/2042 •(a)	1,244	188
4.760% due 12/15/2034 •(a)	873	32
6.942% due 10/25/2029 •	5,500	6,364
10.792% due 03/25/2029 •	4,780	5,995
11.447% due 12/25/2045 •(l)	4,173	4,131
12.292% due 10/25/2028 •	991	1,367
12.542% due 03/25/2025 •	7,066	9,264

Ginnie Mae
3.500% due 06/20/2042 (a)(l)	927	123
4.355% due 08/20/2042 •(a)(l)	2,567	490
4.485% due 12/20/2040 •(a)(l)	2,330	306
4.960% due 08/16/2039 •(a)(l)	1,916	151

Total U.S. Government Agencies (Cost $124,518)		136,303

NON-AGENCY MORTGAGE-BACKED SECURITIES 40.7%

Adjustable Rate Mortgage Trust
1.942% due 03/25/2037 •	1,416	1,452
2.052% due 03/25/2036 •(l)	4,712	3,331
4.320% due 03/25/2037 ~(l)	2,917	2,731
5.557% due 11/25/2037 ^~	1,196	1,056

American Home Mortgage Investment Trust
6.600% due 01/25/2037 þ	5,018	2,168

ASG Resecuritization Trust
3.451% due 01/28/2037 ~(l)	15,900	13,743
6.000% due 06/28/2037 ~(l)	34,219	25,099

Banc of America Alternative Loan Trust
2.152% due 06/25/2037 •	534	418
4.848% due 06/25/2037 ^•(a)	575	117
6.000% due 04/25/2036	960	912
6.000% due 07/25/2046 ^	1,322	1,283
6.500% due 02/25/2036 ^	2,162	2,162
12.998% due 09/25/2035 ^•	294	365

Banc of America Funding Trust
0.000% due 11/26/2036 ~(l)	30,672	7,782
2.002% due 04/25/2037 ^•	1,709	1,455
3.876% due 09/20/2037 ~	662	506
3.982% due 09/20/2047 ^~	281	252
4.334% due 04/20/2035 ^~	2,116	1,974
4.370% due 09/20/2046 ^~	2,720	2,656
5.433% due 08/26/2036 ~	4,963	4,284
6.000% due 10/25/2037 ^	4,756	3,596

Banc of America Mortgage Trust
5.750% due 10/25/2036 ^	1,385	1,356
5.750% due 05/25/2037 ^	989	885
6.000% due 10/25/2036 ^	168	166

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bancorp Commercial Mortgage Trust
5.490% due 08/15/2032 •(l)	$3,470	$3,505

Bayview Commercial Asset Trust
2.012% due 03/25/2037 •	182	174
2.022% due 12/25/2036 •	249	242
2.222% due 08/25/2034 •	116	115

BCAP LLC Trust
1.875% due 02/26/2037 ~(l)	16,704	13,989
1.888% due 05/26/2036 •	6,728	6,029
2.208% due 05/26/2035 •	7,071	5,984
3.027% due 02/26/2047 •(l)	20,741	18,136
4.028% due 03/27/2037 ~	7,255	6,279
4.037% due 03/26/2037 ~	1,514	1,347
4.044% due 07/26/2036 ~	3,245	3,179
4.151% due 07/26/2036 ~	737	689
5.500% due 12/26/2035 ~(l)	10,171	9,338
5.991% due 06/26/2037 ~	4,732	4,861
6.000% due 10/26/2037 ~	3,907	3,407
9.830% due 01/26/2036 ~	15,865	5,653

Bear Stearns Adjustable Rate Mortgage Trust
4.065% due 02/25/2036 ^~	738	727

Bear Stearns ALT-A Trust
2.132% due 08/25/2036 ^•(l)	27,081	24,031
2.292% due 01/25/2036 ^•(l)	8,056	9,332
2.917% due 03/25/2035 •	6,328	6,248
3.667% due 04/25/2037 ~(l)	6,183	5,404
3.684% due 08/25/2046 ^~	3,867	3,771
3.960% due 12/25/2046 ^~(l)	4,733	3,301
4.019% due 03/25/2036 ~	1,873	1,335
4.044% due 07/25/2036 ~(l)	54,186	32,641
4.047% due 09/25/2035 ^~(l)	5,571	3,731

Bear Stearns Commercial Mortgage Securities Trust
5.728% due 04/12/2038 ~	1,120	1,133

Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 þ	2,908	2,797

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~	110	104

CD Mortgage Trust
5.688% due 10/15/2048	17,536	9,106

Citigroup Commercial Mortgage Trust
5.589% due 12/10/2049 ~	7,378	4,723
5.589% due 12/10/2049 ~(l)	7,637	4,895

Citigroup Mortgage Loan Trust
0.034% due 07/25/2036 ^~	3,088	2,378
3.729% due 03/25/2037 ^~	3,350	3,011
3.856% due 04/25/2037 ^~	569	507
3.989% due 03/25/2037 ^~	1,474	1,442
4.195% due 08/25/2034 ~	6,115	5,363
4.369% due 08/25/2037 ~	3,570	2,627
5.500% due 12/25/2035	3,292	2,644
6.000% due 07/25/2036	5,141	3,997
6.500% due 09/25/2036	1,472	1,143

Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~(l)	16,722	11,097

Countrywide Alternative Loan Resecuritization Trust
7.000% due 01/25/2037 ^	5,559	2,368

Countrywide Alternative Loan Trust
1.955% due 03/20/2047 •	717	622
1.972% due 05/25/2036 •(l)	15,359	13,664
2.002% due 08/25/2047 ^•	1,382	1,258
2.012% due 05/25/2047 •(l)	10,734	6,585
2.022% due 03/25/2036 •(l)	15,053	12,925
2.052% due 07/25/2036 •(l)	7,668	6,704
2.365% due 11/20/2035 •	183	177
2.492% due 10/25/2035 ^•	966	779
3.549% due 07/20/2035 ^•(l)	11,240	9,654
4.274% due 05/25/2036 ~(l)	6,462	5,998
5.500% due 11/25/2035	1,991	1,590
5.500% due 02/25/2036 ^	1,400	1,202
5.500% due 02/25/2036	1,437	1,298
5.500% due 05/25/2036 ^	1,528	1,508
5.500% due 05/25/2036 (l)	4,707	4,646
6.000% due 03/25/2035 ^	395	299
6.000% due 04/25/2036	623	437
6.000% due 01/25/2037 ^	1,095	1,103
6.000% due 02/25/2037 ^	1,822	1,161
6.000% due 04/25/2037 ^(l)	5,324	3,739

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 12/25/2036 ^•		$680	$478
14.872% due 07/25/2035 •		111	139

Countrywide Home Loan Mortgage Pass-Through Trust
3.662% due 03/25/2046 ^•(l)		39,232	27,023
3.987% due 05/20/2036 ^~		2,061	1,729
4.107% due 09/20/2036 ~		4,267	3,730

Credit Suisse First Boston Mortgage Securities Corp.
5.100% due 08/15/2038 ~(l)		3,293	3,187
6.000% due 01/25/2036 ^		326	289

Credit Suisse Mortgage Capital Certificates
2.323% due 11/30/2037 ~(l)		10,750	9,790
3.420% due 11/27/2037 •		8,778	5,589
3.525% due 12/29/2037 ~		4,785	3,947
3.563% due 11/25/2037 •(l)		10,763	8,927
3.587% due 05/27/2036 ~(l)		6,102	5,318
3.693% due 10/26/2036 ~(l)		17,223	16,666
3.741% due 05/26/2036 ~(l)		7,347	6,068
3.862% due 09/26/2047 ~		23,834	17,823
4.247% due 04/28/2037 ~		4,301	4,391
5.750% due 05/26/2037		21,125	18,008

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		2,251	1,852
6.500% due 05/25/2036 ^		2,986	1,897

DBUBS Mortgage Trust
4.652% due 11/10/2046 (l)		19,203	17,288

Debussy DTC PLC
5.930% due 07/12/2025 (l)	GBP	48,431	64,146
8.250% due 07/12/2025		10,000	13,221

Deutsche ALT-A Securities, Inc.
2.092% due 04/25/2037 •(l)		$6,998	4,486

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^(l)		587	567

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	4	5,790
0.447% due 03/13/2045 •	EUR	7,067	6,351
1.079% due 06/13/2045 •	GBP	1,594	1,882
1.779% (BP0003M + 1.000%) due 06/13/2045 ~		14,958	18,660
2.029% (BP0003M + 1.250%) due 06/13/2045 ~		15,434	18,643
2.379% due 09/13/2045 •		14,142	17,850
2.529% (BP0003M + 1.750%) due 06/13/2045 ~		9,500	11,553
3.029% due 09/13/2045 •		10,088	12,760
4.279% (BP0003M + 3.500%) due 06/13/2045 ~		3,370	4,261
4.629% due 09/13/2045 •		8,383	11,999

First Horizon Alternative Mortgage Securities Trust
0.000% due 05/25/2020 (b)(g)		$3	1

First Horizon Mortgage Pass-Through Trust
4.823% due 05/25/2037 ^~		4,824	3,747

Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049 •	EUR	2,862	3,098

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •(l)		21,818	21,884

GCCFC Commercial Mortgage Trust
5.619% due 07/10/2038 ~(l)		$10,700	9,913
6.394% due 06/10/2036 ~		2,850	2,860

GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 ~		5,350	4,681

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	8,290	8,605

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(l)		$25,157	24,644

GSC Capital Corp. Mortgage Trust
1.972% due 05/25/2036 ^•(l)		2,215	2,094

HarborView Mortgage Loan Trust
2.977% due 06/19/2045 ^•		1,194	779

Hipocat FTA
0.000% due 01/15/2050 •	EUR	411	456

HomeBanc Mortgage Trust
4.128% due 04/25/2037 ^~(l)		$5,155	4,838

HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^		8,242	7,498

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •(l)	EUR	26,503	$27,382

IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •		852	884

Impac Secured Assets Trust
1.962% due 01/25/2037 •(l)		$7	7

IndyMac Mortgage Loan Trust
1.918% due 11/25/2036 •		204	199
3.673% due 11/25/2035 ^~		3,745	3,563
4.086% due 06/25/2036 ~		969	916

Jefferies Resecuritization Trust
6.000% due 12/26/2036 ~		3,902	1,885

JPMorgan Alternative Loan Trust
2.200% due 06/27/2037 •(l)		10,476	9,048
3.584% due 11/25/2036 ^~		312	314
4.107% due 05/25/2036 ^~		744	559
6.000% due 12/25/2035 ^		1,010	945
10.195% due 06/27/2037 ~		13,796	11,054

JPMorgan Chase Commercial Mortgage Securities Trust
2.612% due 06/12/2041 ~(l)		10,975	11,359
5.167% due 10/15/2032 •		4,700	4,522

JPMorgan Resecuritization Trust
4.396% due 03/21/2037 ~		3,362	3,021
6.000% due 09/26/2036		2,249	2,050
6.500% due 04/26/2036 ~		5,563	3,520

Lansdowne Mortgage Securities PLC
0.000% due 09/16/2048 •	EUR	9,468	9,718

Lavender Trust
6.250% due 10/26/2036 (l)		$5,096	4,003

Lehman Mortgage Trust
6.000% due 01/25/2038 ^		2,534	2,647

Lehman XS Trust
2.692% due 08/25/2047 ^•		414	378

Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^		3,350	3,234

Merrill Lynch Mortgage Investors Trust
4.227% due 03/25/2036 ^~(l)		9,959	7,097

Morgan Stanley Capital Trust
5.399% due 12/15/2043		1,063	744
6.186% due 08/12/2041 ~		3,776	3,848

Morgan Stanley Mortgage Loan Trust
1.962% due 05/25/2036 •		171	64
4.215% due 05/25/2036 ^~		2,253	1,634
5.962% due 06/25/2036 ^~		2,107	844

Morgan Stanley Re-REMIC Trust
3.027% due 02/26/2037 •		3,839	3,453
3.162% due 03/26/2037 þ		2,348	2,183

Morgan Stanley Resecuritization Trust
4.365% due 06/26/2035 ~(l)		10,839	8,536

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060 (l)		4,395	4,288

Motel 6 Trust
8.666% due 08/15/2024 •		32,954	33,537

Natixis Commercial Mortgage Securities Trust
4.740% due 11/15/2034 •		7,294	7,244
5.740% due 11/15/2034 •		3,163	3,110

PHH Alternative Mortgage Trust
0.000% due 02/25/2037 ^(b)(g)		3	3

RBSSP Resecuritization Trust
4.507% due 09/26/2035 ~		6,996	5,447
6.000% due 06/26/2037 ~		1,423	1,195

Residential Accredit Loans, Inc. Trust
1.942% due 02/25/2037 •		540	495
6.000% due 12/25/2035 ^(l)		2,545	2,492
6.000% due 11/25/2036 ^		3,020	2,781
6.250% due 02/25/2037 ^(l)		3,957	3,667
6.500% due 09/25/2037 ^		1,463	1,424

Residential Asset Mortgage Products Trust
8.000% due 05/25/2032		706	546

Residential Asset Securitization Trust
6.000% due 05/25/2036		855	841
6.000% due 02/25/2037 ^		209	148
6.000% due 03/25/2037 ^(l)		2,803	1,571
6.250% due 10/25/2036 ^		119	119

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	83

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RiverView HECM Trust
2.030% due 05/25/2047 •(l)		$15,830	$14,857

Sequoia Mortgage Trust
2.774% due 02/20/2034 •(l)		375	366
3.892% due 09/20/2032 ~		511	511

Structured Asset Mortgage Investments Trust
2.002% due 05/25/2036 •		31	30

SunTrust Adjustable Rate Mortgage Loan Trust
4.499% due 02/25/2037 ^~		3,933	3,815

Taberna Preferred Funding Ltd.
2.241% due 02/05/2037 •(l)		21,055	18,581

Theatre Hospitals PLC
3.785% due 10/15/2031 •(l)	GBP	35,905	47,559
4.190% due 12/15/2024 «(j)		801	0
4.535% due 10/15/2031 •		1,707	2,261

Wachovia Bank Commercial Mortgage Trust
5.720% due 10/15/2048 ~		$452	444

WaMu Mortgage Pass-Through Certificates Trust
2.627% due 07/25/2046 •(l)		307	298
3.880% due 08/25/2036 ^~		1,985	1,951

Warwick Finance Residential Mortgages PLC
0.000% due 09/21/2049 ~	GBP	0	132,124
0.000% due 12/21/2049 (g)		0	1,581
1.600% due 12/21/2049 •		19,700	26,111
2.300% due 12/21/2049 •		2,261	3,002
2.800% due 12/21/2049 •		1,130	1,507
3.300% due 12/21/2049 •		646	864
3.800% due 12/21/2049 •		646	853

Washington Mutual Mortgage Pass-Through Certificates Trust
2.032% due 01/25/2047 ^•		$2,035	1,888
3.209% due 06/25/2046 •(l)		7,691	5,157
5.750% due 11/25/2035 ^		1,466	1,439
5.967% due 05/25/2036 ^þ(l)		6,258	5,865

Wells Fargo Mortgage Loan Trust
3.860% due 03/27/2037 ~(l)		5,643	4,926

Total Non-Agency Mortgage-Backed Securities (Cost $1,239,585)			1,303,796

ASSET-BACKED SECURITIES 56.1%

ACE Securities Corp. Home Equity Loan Trust
1.902% due 12/25/2036 •(l)		24,505	8,644
2.412% due 02/25/2036 ^•(l)		5,331	5,286
2.887% due 07/25/2035 ^•(l)		17,938	13,368

Adagio CLO DAC
0.000% due 04/30/2031 ~	EUR	1,800	1,442

Aegis Asset-Backed Securities Trust
2.272% due 06/25/2035 •(l)		$12,094	11,151

American Money Management Corp. CLO Ltd.
8.061% due 04/14/2029 •		6,100	5,738

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.402% due 09/25/2035 •(l)		13,750	13,582
3.742% due 09/25/2032 •		1,148	1,162

Argent Securities Trust
1.892% due 06/25/2036 •		2,016	739
1.912% due 04/25/2036 •		1,157	484
1.942% due 06/25/2036 •		4,229	1,571
1.942% due 09/25/2036 •(l)		8,852	3,872
1.982% due 03/25/2036 •(l)		12,337	7,675

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.112% due 01/25/2036 •(l)		15,369	14,704
2.172% due 02/25/2036 •(l)		30,597	25,520
2.252% due 11/25/2035 •(l)		5,851	5,212
3.067% due 11/25/2034 •(l)		9,031	8,776

Asset-Backed Funding Certificates Trust
2.617% due 07/25/2035 •(l)		7,400	7,194
2.842% due 03/25/2034 ^•		821	805

Asset-Backed Securities Corp. Home Equity Loan Trust
4.340% due 08/15/2033 •		481	482

Banco Bilbao Vizcaya Argentaria S.A.
0.252% due 03/22/2046 •	EUR	389	296

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
1.932% due 12/25/2036 •(l)		$15,149	$16,638
2.992% due 07/25/2035 •(l)		39,756	40,077
3.292% due 10/27/2032 •		146	149
3.667% due 12/25/2034 •(l)		18,650	18,312
4.296% due 10/25/2036 ~		361	337
6.000% due 12/25/2035 ^		475	413

California Republic Auto Receivables Trust
0.000% due 04/15/2025 «(g)		10,100	7,910

California Street CLO Ltd.
6.901% due 10/15/2025 •(l)		9,850	9,705

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	1,812

Carrington Mortgage Loan Trust
1.872% due 03/25/2035 •		871	696
2.052% due 02/25/2037 •(l)		9,100	8,567
2.212% due 02/25/2037 •(l)		13,201	11,395
2.842% due 05/25/2035 •		4,400	4,409

Cavendish Square Funding PLC
0.540% due 02/11/2055 •	EUR	1,500	1,688
1.450% due 02/11/2055 •		3,500	3,803

CIFC Funding Ltd.
0.000% due 04/24/2030 ~		$3,390	1,675

Citigroup Mortgage Loan Trust
1.932% due 01/25/2037 •(l)		24,863	22,117
1.942% due 12/25/2036 •(l)		22,518	12,124
1.952% due 09/25/2036 •(l)		16,129	13,056
1.992% due 05/25/2037 •		643	473
2.012% due 12/25/2036 •(l)		4,535	2,476
2.492% due 11/25/2046 •(l)		4,867	3,902
6.351% due 05/25/2036 ^þ		2,744	1,512

Conseco Finance Securitizations Corp.
9.546% due 12/01/2033 ~(l)		6,480	6,846

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,778

Coronado CDO Ltd.
3.400% due 09/04/2038 •		$24,817	15,573
6.000% due 09/04/2038		3,982	3,028

Countrywide Asset-Backed Certificates
1.922% due 12/25/2036 ^•(l)		27,956	26,355
1.932% due 06/25/2035 •(l)		57,055	51,939
1.932% due 03/25/2037 •(l)		18,288	16,770
1.932% due 07/25/2037 ^•(l)		8,232	7,519
1.932% due 06/25/2047 ^•(l)		39,927	36,643
1.952% due 05/25/2036 •(l)		5,351	5,189
1.992% due 06/25/2037 ^•(l)		17,842	17,291
2.012% due 05/25/2037 •(l)		10,900	10,478
2.012% due 08/25/2037 •(l)		26,000	23,543
2.012% due 06/25/2047 ^•(l)		19,000	16,765
2.022% due 04/25/2047 •(l)		35,000	29,230
2.032% due 03/25/2036 •(l)		25,448	24,183
2.032% due 04/25/2036 ^•(l)		587	553
2.082% due 10/25/2047 •(l)		59,229	51,644
2.182% due 04/25/2036 •(l)		8,762	7,994
2.242% due 03/25/2047 ^•		1,496	1,141
2.282% due 04/25/2036 •(l)		15,850	11,469
2.342% due 05/25/2047 ^•		2,599	2,184
4.600% due 10/25/2046 ^~		334	327
4.738% due 10/25/2032 ^~(l)		17,287	16,195

Countrywide Asset-Backed Certificates Trust
1.942% due 03/25/2047 ^•(l)		9,498	9,362
2.312% due 05/25/2036 •(l)		32,300	26,785
3.517% due 11/25/2034 •(l)		13,611	13,664

Crecera Americas LLC
5.563% due 08/31/2020 •		49,923	49,977

Credit-Based Asset Servicing & Securitization CBO Corp.
2.137% due 09/06/2041 •		65,385	5,133

Credit-Based Asset Servicing & Securitization LLC
2.422% due 07/25/2035 •		3,000	2,857

ECAF Ltd.
4.947% due 06/15/2040 (l)		5,833	5,864

Encore Credit Receivables Trust
2.482% due 07/25/2035 •		421	413

Euromax ABS PLC
0.000% due 11/10/2095 •	EUR	6,000	5,997

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FAB UK Ltd.
0.000% due 12/06/2045 ~	GBP	11,711	$5,285

Fieldstone Mortgage Investment Trust
2.048% due 07/25/2036 •		$5,538	3,413

First Franklin Mortgage Loan Trust
0.000% due 04/25/2036 (b)(g)(l)		8,040	7,380
2.032% due 04/25/2036 •(l)		6,825	6,423
2.172% due 02/25/2036 •(l)		5,500	5,138
2.737% due 09/25/2035 •(l)		5,828	4,789
2.767% due 05/25/2036 •(l)		13,499	12,138

Fremont Home Loan Trust
1.942% due 01/25/2037 •		3,536	2,027
2.032% due 02/25/2037 •		1,440	733

Glacier Funding CDO Ltd.
2.172% due 08/04/2035 •		23,884	5,748

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~(l)		8,223	6,998

GSAA Home Equity Trust
5.058% due 05/25/2035 þ(l)		4,717	4,852

GSAMP Trust
1.852% due 01/25/2037 •		3,576	2,391
1.882% due 01/25/2037 •		1,067	716
1.952% due 04/25/2036 •		617	457
1.992% due 11/25/2036 •		4,423	2,747
2.042% due 12/25/2036 •		4,788	2,845
2.062% due 04/25/2036 •(l)		22,011	16,623
3.442% due 10/25/2034 •		305	296
4.342% due 10/25/2033 •		171	175

Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~	EUR	1,400	1,022

Hillcrest CDO Ltd.
2.474% due 12/10/2039 •		$42,116	15,827

Home Equity Asset Trust
2.887% due 05/25/2035 •(l)		3,800	3,815
2.992% due 07/25/2035 •(l)		4,000	3,862

Home Equity Loan Trust
2.132% due 04/25/2037 •(l)		13,500	11,671

Home Equity Mortgage Loan Asset-Backed Trust
1.952% due 11/25/2036 •(l)		5,264	4,338
2.032% due 04/25/2037 •		3,581	2,650
2.232% due 03/25/2036 •		1,504	1,446

Hout Bay Corp.
1.954% due 07/05/2041 •		81,189	19,364

HSI Asset Securitization Corp. Trust
1.902% due 12/25/2036 •(l)		23,269	8,994
1.952% due 10/25/2036 •(l)		8,438	4,547
1.962% due 12/25/2036 •(l)		14,253	5,516
1.982% due 01/25/2037 •(l)		40,110	31,763
2.182% due 11/25/2035 •(l)		5,321	5,256

IXIS Real Estate Capital Trust
2.767% due 09/25/2035 ^•		5,457	5,159

JPMorgan Mortgage Acquisition Trust
1.942% due 07/25/2036 •		1,733	971
1.952% due 07/25/2036 ^•		1,235	511
5.462% due 09/25/2029 ^þ		3,440	2,748
5.888% due 10/25/2036 ^þ(l)		11,468	9,157

Jubilee CLO BV
0.000% due 01/15/2028 ~	EUR	7,000	3,003

Lehman XS Trust
4.690% due 05/25/2037 ^~(l)		$10,305	9,943

Long Beach Mortgage Loan Trust
1.982% due 02/25/2036 •(l)		42,966	38,310
2.442% due 09/25/2034 •		1,216	1,195
2.497% due 11/25/2035 •(l)		37,496	32,453

Marlette Funding Trust
0.000% due 07/16/2029 «(g)		16	4,570
0.000% due 09/17/2029 «(g)		20	7,796

MASTR Asset-Backed Securities Trust
1.962% due 06/25/2036 •(l)		6,383	5,922
1.972% due 02/25/2036 •(l)		7,952	4,090
2.032% due 06/25/2036 •		3,533	2,077
2.332% due 12/25/2035 •(l)		15,448	12,288

Morgan Stanley ABS Capital, Inc. Trust
1.852% due 09/25/2036 •		3,862	1,799
1.862% due 10/25/2036 •		4	3

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.932% due 10/25/2036 •(l)	$9,488	$6,016
1.942% due 06/25/2036 •(l)	7,331	5,223
1.942% due 09/25/2036 •(l)	7,758	3,695
1.942% due 11/25/2036 •(l)	17,818	12,342
2.012% due 10/25/2036 •	4,572	2,933
2.467% due 09/25/2035 •(l)	18,121	17,342
2.827% due 01/25/2035 •	4,262	2,879
3.742% due 05/25/2034 •	1,793	1,798

National Collegiate Commutation Trust
0.000% due 03/25/2038 •	87,000	31,079

New Century Home Equity Loan Trust
4.792% (US0001M + 3.000%) due 01/25/2033 ^~	410	372

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.122% due 10/25/2036 ^•	4,766	1,575
2.212% due 02/25/2036 •(l)	31,899	29,296

Ocean Trails CLO
7.005% due 08/13/2025 •(l)	3,500	3,495

Option One Mortgage Loan Trust
1.922% due 07/25/2037 •(l)	16,398	12,246
1.932% due 01/25/2037 •	10,649	7,214
2.012% due 01/25/2037 •	2,172	1,489
2.042% due 03/25/2037 •	665	425
2.122% due 04/25/2037 •	2,530	1,664

Park Place Securities, Inc.
2.422% due 09/25/2035 •(l)	7,240	6,886

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.282% due 08/25/2035 •(l)	8,350	8,162
2.617% due 07/25/2035 •(l)	20,950	20,843
2.827% due 03/25/2035 ^•(l)	7,500	7,237
2.917% due 10/25/2034 •(l)	10,000	9,890
3.517% due 02/25/2035 •(l)	29,447	29,229
3.817% due 12/25/2034 •(l)	25,974	23,240

Popular ABS Mortgage Pass-Through Trust
2.482% due 06/25/2035 •	626	617
2.942% due 06/25/2035 •	1,349	1,349

RAAC Trust
3.542% due 05/25/2046 •(l)	17,151	15,439

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	3,154	1,402

Residential Asset Mortgage Products Trust
2.112% due 01/25/2036 •(l)	10,521	9,805
2.172% due 01/25/2036 •(l)	4,360	4,273
2.458% due 04/25/2034 •(l)	3,304	3,289
2.512% due 02/25/2035 •	236	237
2.578% due 04/25/2034 •(l)	3,461	3,445
3.283% due 04/25/2034 ^•	1,192	985
3.688% due 04/25/2034 ^•	1,738	1,471

Residential Asset Securities Corp. Trust
1.922% due 11/25/2036 •(l)	9,060	8,260
1.962% due 10/25/2036 •(l)	9,164	7,084
2.072% due 04/25/2036 •(l)	5,270	5,159
2.122% due 04/25/2036 •	5,864	4,521
2.132% due 05/25/2037 •(l)	9,275	9,102
2.452% due 12/25/2035 •(l)	13,269	11,629
2.917% due 02/25/2035 •(l)	1,900	1,902

Securitized Asset-Backed Receivables LLC Trust
1.932% due 07/25/2036 •(l)	20,286	17,283
1.952% due 07/25/2036 •	2,728	1,433
2.042% due 05/25/2036 •(l)	17,736	11,252
2.062% due 03/25/2036 •(l)	6,665	6,258
2.242% due 10/25/2035 •(l)	13,000	12,774
2.392% due 11/25/2035 •(l)	10,848	8,898
2.452% due 08/25/2035 ^•(l)	2,779	2,108

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)	25	24,955

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)	20	12,813

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)	5	3,593

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(g)	200	1,555
0.000% due 01/25/2039 (g)	21,280	6,368
0.000% due 05/25/2040 (g)	22,175	8,179

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 07/25/2040 «(g)		$110	$4,433
0.000% due 09/25/2040 (g)		9,122	4,558

Soloso CDO Ltd.
2.363% due 10/07/2037 •		11,318	9,309

Soundview Home Loan Trust
1.942% due 06/25/2037 •		3,226	2,467
1.952% due 11/25/2036 •(l)		4,752	4,695
1.972% due 02/25/2037 •		8,126	3,052
2.052% due 02/25/2037 •(l)		9,431	3,615
2.142% due 03/25/2036 •(l)		7,933	7,792
2.742% due 10/25/2037 •(l)		6,172	5,227
2.892% due 09/25/2037 •		2,396	2,269

Specialty Underwriting & Residential Finance Trust
2.142% due 03/25/2037 •		571	297
2.767% due 12/25/2035 •(l)		2,765	2,773
3.592% due 05/25/2035 •		1,714	1,684
3.825% due 02/25/2037 ^þ		3,188	1,742

Symphony CLO Ltd.
6.601% due 07/14/2026 •		10,700	10,069

Taberna Preferred Funding Ltd.
2.231% due 05/05/2038 •		6,589	6,276
2.271% due 08/05/2036 ^•		13,790	12,291
2.271% due 08/05/2036 •		3,428	3,055

Trapeza CDO LLC
3.702% due 01/20/2034 •		3,933	3,873

Verde CDO Ltd.
2.273% due 10/05/2045 •		176,668	61,366

Wachovia Mortgage Loan Trust
2.482% due 10/25/2035 •(l)		8,000	7,622

Wells Fargo Home Equity Asset-Backed Securities Trust
2.122% due 05/25/2036 •(l)		5,000	4,975

Total Asset-Backed Securities (Cost $1,671,495)			1,797,326

SOVEREIGN ISSUES 4.8%

Argentina Government International Bond
3.375% due 01/15/2023	EUR	800	410
3.380% due 12/31/2038 þ(l)		26,572	13,850
3.875% due 01/15/2022 (l)		7,800	4,201
5.250% due 01/15/2028		400	199
6.250% due 11/09/2047		200	102
7.820% due 12/31/2033 (l)		52,143	33,888
7.820% due 12/31/2033		2,005	1,280
15.500% due 10/17/2026	ARS	356,260	1,655
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~		423,770	3,758
45.399% (BADLARPP + 3.250%) due 03/01/2020 ~		4,700	52
56.589% (ARLLMONP) due 06/21/2020 ~(a)		1,036,680	9,375
59.928% (BADLARPP) due 10/04/2022 ~(a)		1,302	23

Autonomous City of Buenos Aires Argentina
44.086% due 03/29/2024 •		1,686,318	19,344

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	100	121
4.950% due 02/11/2020		100	113

Export-Credit Bank of Turkey
8.250% due 01/24/2024 (l)		$800	872

Provincia de Buenos Aires
45.979% due 05/31/2022 •	ARS	2,330	18
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		1,466,686	11,128

South Africa Government International Bond
4.850% due 09/30/2029 (l)		$6,400	6,416
5.750% due 09/30/2049 (l)		4,200	4,099

Turkey Government International Bond
3.250% due 06/14/2025	EUR	600	672
4.625% due 03/31/2025		9,200	10,937
5.200% due 02/16/2026		3,200	3,897
5.600% due 11/14/2024 (l)		$14,100	14,372
7.625% due 04/26/2029 (l)		10,300	11,404

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		1,330	160
8.250% due 10/13/2024 ^(d)		188	23

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.250% due 09/15/2027 ^(d)	$1,654	$198

Total Sovereign Issues (Cost $258,184)		152,567

	SHARES
COMMON STOCKS 1.9%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (e)	2,994,420	8,564

iHeartMedia, Inc.	2,228	34

iHeartMedia, Inc. ‘A’ (e)	165,846	2,803

		11,401

CONSUMER DISCRETIONARY 0.9%

Caesars Entertainment Corp. (e)	2,222,152	30,221

ENERGY 0.1%

Dommo Energia S.A. (e)(j)	1,213,488	884

Dommo Energia S.A. «	3,076,286	1,853

Dommo Energia S.A. SP - ADR «(e)	8,580	63

Forbes Energy Services Ltd. (e)(j)	152,625	38

		2,838

INDUSTRIALS 0.1%

Westmoreland Mining Holdings LLC «(j)	240,452	3,607

		3,607

UTILITIES 0.4%

Eneva S.A. (e)(j)	138,393	1,503

TexGen Power LLC «	285,522	10,207

		11,710

Total Common Stocks (Cost $71,201)		59,777

WARRANTS 0.7%

COMMUNICATION SERVICES 0.5%

iHeartMedia, Inc.	1,080,118	18,254

INDUSTRIALS 0.2%

Sequa Corp. - Exp. 04/28/2024 «	2,530,304	5,483

Total Warrants (Cost $23,162)		23,737

PREFERRED SECURITIES 4.5%

BANKING & FINANCE 2.3%

AGFC Capital Trust
3.751% (US0003M + 1.750%) due 01/15/2067 ~(l)	20,300,000	10,150

Nationwide Building Society
10.250% ~	285,475	62,772

OCP CLO Ltd.
0.000% due 04/26/2028 (g)	2,600	2,046

		74,968

INDUSTRIALS 2.2%

General Electric Co.
5.000% due 01/21/2021 •(h)(l)	1,461,000	1,433

Sequa Corp. (12.000% PIK) (c)
12.000% «	58,977	68,362

		69,795

Total Preferred Securities (Cost $121,133)		144,763

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	85

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.0%

REAL ESTATE 2.0%

VICI Properties, Inc.		2,572,665	$65,731

Total Real Estate Investment Trusts (Cost $37,244)			65,731

SHORT-TERM INSTRUMENTS 5.3%

REPURCHASE AGREEMENTS (k) 4.0%
			126,734

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.2%
19.439% due 04/28/2020 - 08/27/2020 (f)(g)	ARS	217,892	3,253
43.313% due 06/22/2020 «~		138,090	2,047

			5,300

U.S. TREASURY BILLS 1.1%
1.636% due 01/02/2020 - 03/26/2020 (f)(g)(l)(n)(p)		$36,044	36,014

Total Short-Term Instruments (Cost $170,662)			168,048

Total Investments in Securities (Cost $5,639,840)			5,775,193

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.2%

COMMON STOCKS 0.2%
INDUSTRIALS 0.2%

Sierra Hamilton Holder LLC «(j)	30,136,800	$5,707

Total Common Stocks (Cost $7,639)		5,707

Total Investments in Affiliates (Cost $7,639)		5,707

Total Investments 180.6% (Cost $5,647,479)		$5,780,900

Financial Derivative Instruments (m)(o) (0.3)% (Cost or Premiums, net $15,175)		(9,292)

Other Assets and Liabilities, net (80.3)%		(2,570,088)

Net Assets 100.0%		$3,201,520

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/26/2017	$316	$884	0.03%
Eneva S.A.	12/21/2017 - 12/03/2019	644	1,503	0.05
Forbes Energy Services Ltd.	02/27/2013 - 03/11/2014	7,380	38	0.00
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	23,200	24,830	0.77
Preylock Reitman Santa Cruz Mezz LLC (0.005)% - 7.210% due 11/09/2022	04/09/2018	31,560	31,696	0.99
Project Anfora Senior 2.325% due 10/01/2026	09/30/2019	21,744	22,378	0.70

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Sierra Hamilton Holder LLC	07/31/2017	$7,639	$5,707	0.18%
Theatre Hospitals PLC 4.190% due 12/15/2024	12/17/2018	24	0	0.00
Westmoreland Mining Holdings LLC	12/08/2014	7,006	3,607	0.11

		$99,513	$90,643	2.83%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$4,934	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(5,033)	$4,934	$4,934
JPS	1.650	12/31/2019	01/02/2020	121,800	U.S. Treasury Bonds 3.000% due 11/15/2045	(123,214)	121,800	121,811

Total Repurchase Agreements						$(128,247)	$126,734	$126,745

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	1.900%	11/01/2019	TBD	(3)	$	(459)	$(460)
BNY	2.690	11/14/2019	01/14/2020			(41,346)	(41,497)
	2.737	12/06/2019	03/05/2020			(53,512)	(53,622)
	2.740	11/05/2019	02/03/2020			(44,750)	(44,948)
	2.748	11/22/2019	02/20/2020			(35,485)	(35,596)
	2.784	10/23/2019	01/22/2020			(41,456)	(41,684)
	2.836	10/10/2019	01/08/2020			(44,869)	(45,166)
	2.836	10/11/2019	01/08/2020			(24,643)	(24,804)
BOS	2.247	12/03/2019	01/07/2020			(1,521)	(1,524)
	2.400	11/12/2019	01/14/2020			(2,774)	(2,783)
	2.550	11/12/2019	01/14/2020			(2,643)	(2,653)
	2.800	11/12/2019	01/14/2020			(20,523)	(20,603)
BPS	(0.150)	10/07/2019	01/07/2020		EUR	(1,425)	(1,598)
	(0.100)	10/15/2019	01/23/2020			(9,816)	(11,008)
	(0.050)	12/04/2019	03/04/2020			(2,978)	(3,341)
	1.200	10/08/2019	01/08/2020		GBP	(11,082)	(14,720)
	1.200	11/01/2019	01/08/2020			(2,992)	(3,971)
	2.250	12/04/2019	01/06/2020		$	(2,217)	(2,221)
	2.300	01/06/2020	02/07/2020			(3,299)	(3,299)
	2.330	12/16/2019	01/06/2020			(1,061)	(1,062)
	2.370	01/06/2020	02/07/2020			(2,171)	(2,171)
	2.400	11/18/2019	02/18/2020			(22,630)	(22,698)
	2.580	11/08/2019	01/07/2020			(5,167)	(5,187)
	2.580	11/13/2019	01/13/2020			(6,519)	(6,542)
	2.580	11/18/2019	01/17/2020			(12,109)	(12,148)
	2.650	11/07/2019	01/06/2020			(2,060)	(2,068)
	2.892	03/05/2019	03/05/2020			(22,261)	(22,315)
	2.892	12/23/2019	03/05/2020			(6,323)	(6,328)
	2.895	11/14/2019	01/10/2020			(13,412)	(13,465)
	2.898	11/21/2019	02/19/2020			(45,465)	(45,619)
	2.898	11/22/2019	02/20/2020			(6,936)	(6,959)
	2.900	11/13/2019	01/13/2020			(21,495)	(21,582)
	3.154	11/16/2018	TBD	(3)		(58,554)	(59,373)
BRC	1.850	11/01/2019	TBD	(3)		(6,379)	(6,399)
	2.250	11/04/2019	01/03/2020			(5,936)	(5,958)
	2.250	12/03/2019	01/03/2020			(3,678)	(3,685)
	2.250	01/03/2020	03/03/2020			(9,628)	(9,628)
	2.500	11/01/2019	TBD	(3)		(1,815)	(1,823)
	2.804	12/27/2019	01/27/2020			(29,067)	(29,081)
	2.833	11/21/2019	01/21/2020			(2,404)	(2,412)
	2.884	10/10/2019	01/08/2020			(2,744)	(2,762)
	2.902	11/01/2019	01/30/2020			(8,868)	(8,912)
	2.904	11/15/2019	02/13/2020			(39,011)	(39,162)
	2.934	10/22/2019	01/22/2020			(5,892)	(5,927)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	87

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.936%	10/23/2019	01/23/2020		$	(2,998)	$(3,015)
	2.984	10/11/2019	01/09/2020			(4,725)	(4,758)
CFR	0.900	12/13/2019	03/12/2020		GBP	(2,149)	(2,849)
CSG	2.450	12/05/2019	01/06/2020		$	(9,112)	(9,129)
DBL	2.642	12/05/2019	03/05/2020			(4,251)	(4,260)
	2.644	11/07/2019	02/07/2020			(26,465)	(26,587)
	2.677	10/31/2019	01/31/2020			(19,098)	(19,187)
GLM	0.500	08/13/2019	02/13/2020		EUR	(13,797)	(15,506)
	2.850	11/13/2019	02/11/2020		$	(6,175)	(6,199)
	2.852	11/19/2019	02/18/2020			(28,285)	(28,384)
IND	2.640	11/20/2019	02/18/2020			(4,969)	(4,985)
JML	(0.300)	10/16/2019	01/15/2020		EUR	(332)	(372)
	(0.300)	10/18/2019	01/16/2020			(205)	(230)
	(0.300)	10/18/2019	01/17/2020			(973)	(1,090)
	(0.300)	10/22/2019	01/22/2020			(1,293)	(1,450)
	(0.250)	10/17/2019	01/16/2020			(1,910)	(2,141)
	(0.250)	10/18/2019	01/17/2020			(3,573)	(4,006)
	(0.250)	10/28/2019	01/28/2020			(519)	(582)
	(0.250)	12/23/2019	01/06/2020			(1,139)	(1,278)
	(0.150)	10/22/2018	TBD	(3)		(1,148)	(1,285)
	0.394	11/27/2019	02/27/2020			(3,212)	(3,605)
	0.900	10/15/2019	01/14/2020		GBP	(374)	(496)
	0.950	10/07/2019	01/07/2020			(9,990)	(13,262)
	0.950	10/15/2019	01/14/2020			(18,053)	(23,961)
	0.950	10/16/2019	01/15/2020			(60,375)	(80,131)
	0.950	10/17/2019	01/16/2020			(24,643)	(32,707)
	0.950	10/18/2019	01/17/2020			(736)	(977)
	0.950	10/22/2019	01/22/2020			(201)	(267)
	0.950	10/23/2019	01/23/2020			(51,171)	(67,903)
	0.950	10/28/2019	01/28/2020			(5,632)	(7,472)
	0.950	11/20/2019	01/16/2020			(5,344)	(7,086)
	1.250	10/15/2019	01/10/2020			(2,031)	(2,697)
	2.450	10/23/2019	01/17/2020		$	(3,905)	(3,924)
JPS	3.060	11/22/2019	02/20/2020			(13,897)	(13,945)
MBC	2.730	11/12/2019	02/12/2020			(11,374)	(11,418)
	2.750	11/22/2019	02/21/2020			(26,638)	(26,721)
	2.780	10/31/2019	01/29/2020			(6,272)	(6,303)
	2.810	11/08/2019	02/07/2020			(8,984)	(9,023)
	2.830	11/12/2019	02/12/2020			(7,681)	(7,712)
MEI	0.200	11/26/2019	01/07/2020		EUR	(20,928)	(23,480)
MSB	2.886	10/23/2019	01/24/2020		$	(49,640)	(49,923)
	3.142	06/05/2019	06/05/2020			(18,680)	(18,729)
	3.208	03/20/2019	03/20/2020			(20,257)	(20,280)
	3.236	04/26/2019	04/27/2020			(20,426)	(20,547)
MZF	2.803	11/05/2019	01/06/2020			(27,194)	(27,317)
	2.803	12/13/2019	01/06/2020			(2,563)	(2,567)
	2.805	11/06/2019	01/06/2020			(16,650)	(16,724)
	2.836	10/23/2019	01/24/2020			(18,717)	(18,822)
	2.845	11/08/2019	01/07/2020			(15,987)	(16,056)
	2.845	11/21/2019	02/19/2020			(5,362)	(5,380)
	2.853	11/05/2019	01/06/2020			(21,713)	(21,813)
NOM	1.750	11/01/2019	TBD	(3)		(877)	(880)
	2.300	11/04/2019	01/03/2020			(7,280)	(7,307)
	2.300	01/03/2020	02/04/2020			(12,630)	(12,630)
	2.350	11/01/2019	TBD	(3)		(4,195)	(4,212)
	2.350	11/05/2019	02/03/2020			(1,852)	(1,859)
	2.350	12/23/2019	01/03/2020			(5,176)	(5,179)
	2.400	11/04/2019	01/03/2020			(4,291)	(4,308)
	2.400	11/12/2019	01/13/2020			(379)	(380)
	2.400	11/19/2019	01/21/2020			(18,056)	(18,109)
	2.450	11/04/2019	01/03/2020			(6,914)	(6,942)
	2.450	11/05/2019	02/03/2020			(1,130)	(1,134)
	2.450	11/12/2019	01/13/2020			(6,193)	(6,215)
	2.450	01/03/2020	02/04/2020			(6,315)	(6,315)
	2.500	11/19/2019	01/21/2020			(11,788)	(11,824)
	2.500	01/03/2020	02/04/2020			(4,380)	(4,380)
	2.550	11/12/2019	01/13/2020			(5,092)	(5,110)
	2.600	11/19/2019	01/21/2020			(4,438)	(4,452)
	2.600	11/27/2019	01/21/2020			(109)	(109)
	2.600	12/19/2019	02/03/2020			(1,105)	(1,106)

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.800%	11/19/2019	01/21/2020		$	(5,702)	$(5,722)
RCE	1.737	11/19/2019	01/27/2020		GBP	(1,904)	(2,527)
RDR	1.950	12/06/2019	01/06/2020		$	(266)	(266)
	2.150	12/24/2019	01/22/2020			(7,651)	(7,655)
RTA	2.270	11/14/2019	01/14/2020			(11,576)	(11,612)
	2.270	11/15/2019	01/14/2020			(2,495)	(2,503)
	2.270	12/10/2019	01/14/2020			(5,967)	(5,976)
	2.270	12/23/2019	01/14/2020			(6,622)	(6,626)
	2.310	12/06/2019	03/05/2020			(978)	(980)
	2.328	11/18/2019	02/18/2020			(7,886)	(7,909)
	2.329	11/08/2019	02/07/2020			(22,506)	(22,586)
	2.329	11/27/2019	02/07/2020			(137)	(137)
	2.333	01/02/2020	04/01/2020			(8,225)	(8,225)
	2.352	11/01/2019	01/29/2020			(6,246)	(6,271)
	2.360	10/28/2019	01/24/2020			(15,703)	(15,771)
	2.364	10/24/2019	01/22/2020			(12,323)	(12,380)
	2.378	10/22/2019	01/21/2020			(970)	(975)
	2.452	10/08/2019	01/07/2020			(11,403)	(11,470)
	2.481	10/04/2019	01/02/2020			(8,337)	(8,389)
	2.791	11/21/2019	05/19/2020			(8,262)	(8,289)
	2.794	11/06/2019	02/04/2020			(8,810)	(8,849)
	2.794	11/07/2019	02/05/2020			(6,202)	(6,229)
	2.804	11/08/2019	02/07/2020			(7,653)	(7,686)
	2.839	12/06/2019	01/23/2020			(12,750)	(12,819)
	2.909	10/31/2019	01/29/2020			(14,592)	(14,666)
	3.063	09/25/2019	03/25/2020			(8,346)	(8,416)
SBI	0.500	11/01/2019	TBD	(3)		(1,113)	(1,114)
	1.000	11/01/2019	01/29/2020		GBP	(1,893)	(2,511)
	2.804	11/15/2019	01/15/2020		$	(3,997)	(4,012)
	2.836	10/23/2019	01/21/2020			(55,174)	(55,483)
	2.858	11/05/2019	02/03/2020			(18,866)	(18,953)
	2.900	11/12/2019	02/10/2020			(34,826)	(34,969)
	2.906	10/03/2019	01/03/2020			(1,925)	(1,939)
	2.909	11/12/2019	02/10/2020			(2,786)	(2,797)
	2.952	11/18/2019	02/14/2020			(8,302)	(8,333)
	2.954	11/15/2019	01/15/2020			(19,656)	(19,733)
	2.958	11/05/2019	02/03/2020			(3,900)	(3,919)
	3.292	12/24/2019	01/22/2020			(23,635)	(23,654)
SGY	2.350	12/31/2019	02/25/2020			(26,158)	(26,158)
SOG	2.270	11/08/2019	01/09/2020			(21,636)	(21,711)
	2.340	11/21/2019	02/19/2020			(21,872)	(21,932)
	2.340	11/22/2019	02/20/2020			(8,423)	(8,445)
	2.340	12/23/2019	02/19/2020			(2,933)	(2,935)
	2.350	11/18/2019	02/12/2020			(4,217)	(4,229)
	2.350	11/26/2019	02/24/2020			(18,654)	(18,699)
	2.618	12/10/2019	01/10/2020			(22,007)	(22,044)
	2.746	11/14/2019	01/16/2020			(44,612)	(44,779)
	2.791	11/05/2019	02/06/2020			(34,346)	(34,500)
	2.799	11/22/2019	02/14/2020			(10,505)	(10,538)
	2.836	10/23/2019	01/24/2020			(19,375)	(19,483)
	2.934	10/10/2019	01/08/2020			(18,931)	(19,061)
UBS	0.346	11/28/2019	02/28/2020		EUR	(3,583)	(4,020)
	0.401	11/05/2019	02/05/2020			(14,674)	(16,470)
	1.220	10/10/2019	02/10/2020		GBP	(7,784)	(10,339)
	1.605	10/29/2019	01/29/2020			(26,611)	(35,350)
	1.614	10/15/2019	01/15/2020			(30,084)	(39,986)
	2.250	11/01/2019	TBD	(3)	$	(65,417)	(65,670)
	2.300	12/06/2019	01/08/2020			(9,439)	(9,455)
	2.300	12/10/2019	01/08/2020			(16,612)	(16,636)
	2.300	12/23/2019	01/08/2020			(3,993)	(3,996)
	2.450	11/01/2019	01/30/2020			(3,717)	(3,733)
	2.450	11/06/2019	02/04/2020			(23,095)	(23,185)
	2.450	11/07/2019	02/05/2020			(15,469)	(15,528)
	2.450	11/08/2019	02/06/2020			(3,749)	(3,763)
	2.450	11/13/2019	02/11/2020			(32,474)	(32,585)
	2.450	11/18/2019	01/07/2020			(1,544)	(1,549)
	2.450	11/22/2019	02/20/2020			(6,592)	(6,610)
	2.450	11/27/2019	02/05/2020			(1,142)	(1,145)
	2.450	12/04/2019	03/03/2020			(942)	(944)
	2.450	12/13/2019	01/07/2020			(926)	(927)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	89

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.450%	12/19/2019	02/04/2020	$	(475)	$(475)
	2.450	12/23/2019	01/07/2020		(15,026)	(15,036)
	2.450	12/31/2019	02/11/2020		(35,229)	(35,229)
	2.500	10/22/2019	01/22/2020		(6,800)	(6,834)
	2.500	10/24/2019	01/23/2020		(2,400)	(2,412)
	2.500	11/06/2019	02/04/2020		(23,028)	(23,119)
	2.500	11/07/2019	02/05/2020		(275)	(276)
	2.500	11/08/2019	02/06/2020		(820)	(823)
	2.500	11/18/2019	01/07/2020		(14,901)	(14,948)
	2.500	11/22/2019	02/20/2020		(276)	(277)
	2.500	12/10/2019	01/08/2020		(2,331)	(2,335)
	2.550	10/22/2019	01/22/2020		(1,435)	(1,442)
	2.600	10/22/2019	01/22/2020		(2,812)	(2,827)
	2.600	10/24/2019	01/23/2020		(2,425)	(2,437)
	2.800	11/13/2019	01/10/2020		(16,402)	(16,466)
	2.889	10/24/2019	01/23/2020		(29,293)	(29,458)
	2.989	10/24/2019	01/23/2020		(12,314)	(12,386)
	3.090	09/19/2019	01/21/2020		(10,702)	(10,798)

Total Reverse Repurchase Agreements						$(2,606,090)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(460)	$0	$(460)	$444	$(16)
BNY	0	(287,317)	0	(287,317)	364,591	77,274
BOS	0	(27,563)	0	(27,563)	32,145	4,582
BPS	0	(267,675)	0	(267,675)	329,181	61,506
BRC	0	(123,522)	0	(123,522)	150,566	27,044
CFR	0	(2,849)	0	(2,849)	3,090	241
CSG	0	(9,129)	0	(9,129)	12,366	3,237
DBL	0	(50,034)	0	(50,034)	64,887	14,853
FICC	4,934	0	0	4,934	(5,033)	(99)
GLM	0	(50,089)	0	(50,089)	64,707	14,618
IND	0	(4,985)	0	(4,985)	5,864	879
JML	0	(256,922)	0	(256,922)	302,057	45,135
JPS	121,811	(13,945)	0	107,866	(104,632)	3,234
MBC	0	(61,177)	0	(61,177)	75,647	14,470
MEI	0	(23,480)	0	(23,480)	29,713	6,233
MSB	0	(109,479)	0	(109,479)	148,148	38,669
MZF	0	(108,679)	0	(108,679)	136,630	27,951
NOM	0	(108,173)	0	(108,173)	96,438	(11,735)
RCE	0	(2,527)	0	(2,527)	2,975	448
RDR	0	(7,921)	0	(7,921)	8,321	400
RTA	0	(188,764)	0	(188,764)	219,318	30,554
SBI	0	(177,417)	0	(177,417)	230,651	53,234
SGY	0	(26,158)	0	(26,158)	0	(26,158)
SOG	0	(228,356)	0	(228,356)	309,737	81,381
UBS	0	(469,469)	0	(469,469)	584,804	115,335

Total Borrowings and Other Financing Transactions	$126,745	$(2,606,090)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(579,854)	$(252,137)	$(76,752)	$(908,743)
Convertible Bonds & Notes	0	0	0	(4,212)	(4,212)
U.S. Government Agencies	0	(39,384)	(3,919)	0	(43,303)

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Non-Agency Mortgage-Backed Securities	$0	$(244,845)	$(137,452)	$(39,276)	$(421,573)
Asset-Backed Securities	0	(530,039)	(482,049)	(67,662)	(1,079,750)
Sovereign Issues	0	(33,123)	(26,039)	0	(59,162)
Common Stocks	0	(12,978)	0	0	(12,978)
Preferred Securities	0	(5,722)	(23,119)	(880)	(29,721)

Total Borrowings	$0	$(1,445,945)	$(924,715)	$(188,782)	$(2,559,442)

Payable for reverse repurchase agreements(5)					$(2,559,442)

(l)	Securities with an aggregate market value of $3,209,267 and cash of $1,910 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(2,628,183) at a weighted average interest rate of 2.610%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(46,648) is outstanding at period end.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.485%	$6,300	$(13)	$399	$386	$0	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	3.682	4,300	(15)	265	250	4	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	195.572	31,430	(1,130)	(12,997)	(14,127)	0	(245)
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	96.944	2,800	(378)	(974)	(1,352)	0	(9)
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	1.142	13,300	249	766	1,015	0	(2)

						$(1,287)	$(12,541)	$(13,828)	$4	$(256)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	Semi-Annual	06/19/2024	CAD	102,200	$4,746	$(474)	$4,272	$0	$(150)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		46,900	(1,672)	(6,733)	(8,405)	824	0
Pay	3-Month USD-LIBOR	2.200	Semi-Annual	01/18/2023	$	2,200	(8)	54	46	0	(1)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		164,300	3,084	(2,837)	247	0	(140)
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		464,100	11,168	(12,963)	(1,795)	0	(939)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		245,900	(17,834)	12,186	(5,648)	0	(532)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		64,900	1,045	2,214	3,259	0	(169)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		155,300	12,327	2,803	15,130	0	(462)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2038		171,300	575	(26,068)	(25,493)	1,265	0
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025	AUD	41,800	1,036	2,579	3,615	0	(50)
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	69,700	1,276	1,675	2,951	375	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	131	242	31	0
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030	$	5,500	(4)	68	64	31	0
Receive (5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	225,275	1,302	6,599	7,901	1,739	0
Receive (5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		29,500	619	3,107	3,726	625	0

							$17,771	$(17,659)	$112	$4,890	$(2,443)

Total Swap Agreements							$16,484	$(30,200)	$(13,716)	$4,894	$(2,699)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	91

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$4,894	$4,894	$0	$0	$(2,699)	$(2,699)

(n)

Securities with an aggregate market value of $6,121 and cash of $50,531 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2020		$1,010	CAD	1,337	$20	$0

BPS	01/2020	EUR	11,352		$12,706	0	(33)
	01/2020	GBP	185,402		240,087	0	(5,547)
	01/2020		$299	CLP	231,426	9	0
	01/2020		4,727	EUR	4,240	31	0
	01/2020		9,816	GBP	7,411	42	(40)
	02/2020	PEN	17,655		$5,203	0	(119)

BRC	01/2020	EUR	2,984		3,312	0	(36)
	01/2020		$1,046	GBP	800	14	0

CBK	01/2020	BRL	27,111		$6,668	0	(71)
	01/2020	MXN	621,299		32,204	0	(565)
	01/2020		$6,726	BRL	27,111	13	0
	01/2020		1,924	CLP	1,510,166	85	0
	02/2020		6,660	BRL	27,111	73	0
	06/2020		31,514	MXN	621,299	557	0

FBF	01/2020	BRL	26,889		$6,671	0	(13)
	01/2020		$6,368	BRL	26,889	317	0

GLM	01/2020	BRL	222		$55	0	0
	01/2020	GBP	4,491		5,889	0	(61)
	01/2020		$54	BRL	222	1	0
	01/2020		75	CLP	58,894	3	0
	01/2020		1,935	GBP	1,477	22	0
	03/2020		47,955	RUB	3,108,598	1,729	0

HUS	01/2020	GBP	10,457		$13,662	0	(193)
	01/2020		$93	CLP	72,912	4	0
	01/2020		1,089	EUR	981	12	0
	01/2020		2,544	GBP	1,926	20	(12)
	02/2020	NZD	65		$42	0	(2)

JPM	01/2020		$31,713	MXN	621,299	1,056	0

MYI	01/2020		5,005	GBP	3,866	117	0

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RYL	01/2020	CLP	535,459		$703	$0	$(9)
	01/2020		$796	CLP	608,455	13	0

SCX	01/2020	GBP	185,402		$238,808	0	(6,826)

TOR	01/2020		$504	CLP	395,873	23	0

UAG	01/2020	EUR	105,062		$116,043	0	(1,856)

Total Forward Foreign Currency Contracts						$4,161	$(15,383)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$5,603	$(1,309)	$1,044	$0	$(265)

Total Swap Agreements						$(1,309)	$1,044	$0	$(265)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$20	$0	$0	$20	$0	$0	$0	$0	$20	$0	$20
BPS	82	0	0	82	(5,739)	0	0	(5,739)	(5,657)	3,309	(2,348)
BRC	14	0	0	14	(36)	0	(265)	(301)	(287)	512	225
CBK	728	0	0	728	(636)	0	0	(636)	92	(83)	9
FBF	317	0	0	317	(13)	0	0	(13)	304	(270)	34
GLM	1,755	0	0	1,755	(61)	0	0	(61)	1,694	(1,750)	(56)
HUS	36	0	0	36	(207)	0	0	(207)	(171)	0	(171)
JPM	1,056	0	0	1,056	0	0	0	0	1,056	(940)	116
MYI	117	0	0	117	0	0	0	0	117	0	117
RYL	13	0	0	13	(9)	0	0	(9)	4	0	4
SCX	0	0	0	0	(6,826)	0	0	(6,826)	(6,826)	4,390	(2,436)
TOR	23	0	0	23	0	0	0	0	23	0	23
UAG	0	0	0	0	(1,856)	0	0	(1,856)	(1,856)	1,679	(177)

Total Over the Counter	$4,161	$0	$0	$4,161	$(15,383)	$0	$(265)	$(15,648)

(p)

Securities with an aggregate market value of $9,890 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	93

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$4,890	$4,894

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,161	$0	$4,161

	$0	$4	$0	$4,161	$4,890	$9,055

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$256	$0	$0	$2,443	$2,699

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,383	$0	$15,383
Swap Agreements	0	265	0	0	0	265

	$0	$265	$0	$15,383	$0	$15,648

	$0	$521	$0	$15,383	$2,443	$18,347

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,577	$0	$0	$(64,557)	$(62,980)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,715	$0	$5,715
Swap Agreements	0	560	0	0	56	616

	$0	$560	$0	$5,715	$56	$6,331

	$0	$2,137	$0	$5,715	$(64,501)	$(56,649)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(6,550)	$0	$0	$47,008	$40,458

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,259)	$0	$(6,259)
Swap Agreements	0	(262)	0	0	(35)	(297)

	$0	$(262)	$0	$(6,259)	$(35)	$(6,556)

	$0	$(6,812)	$0	$(6,259)	$46,973	$33,902

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$482,915	$92,478	$575,393
Corporate Bonds & Notes
Banking & Finance	0	492,768	33,228	525,996
Industrials	0	576,193	7,251	583,444
Utilities	0	198,584	0	198,584
Convertible Bonds & Notes
Industrials	0	5,686	0	5,686
Utilities	0	35	0	35

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Municipal Bonds & Notes
Illinois	$0	$2,414	$0	$2,414
Iowa	0	1,106	0	1,106
New Jersey	0	0	6,104	6,104
Texas	0	101	0	101
Virginia	0	92	0	92
West Virginia	0	24,190	0	24,190
U.S. Government Agencies	0	136,303	0	136,303

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Non-Agency Mortgage-Backed Securities	$0	$1,303,796	$0	$1,303,796
Asset-Backed Securities	0	1,729,701	67,625	1,797,326
Sovereign Issues	0	152,567	0	152,567
Common Stocks
Communication Services	11,367	34	0	11,401
Consumer Discretionary	30,221	0	0	30,221
Energy	922	0	1,916	2,838
Industrials	0	0	3,607	3,607
Utilities	1,503	0	10,207	11,710
Warrants
Communication Services	0	18,254	0	18,254
Industrials	0	0	5,483	5,483
Preferred Securities
Banking & Finance	0	74,968	0	74,968
Industrials	0	1,433	68,362	69,795
Real Estate Investment Trusts
Real Estate	65,731	0	0	65,731
Short-Term Instruments
Repurchase Agreements	0	126,734	0	126,734
Argentina Treasury Bills	0	3,253	2,047	5,300
U.S. Treasury Bills	0	36,014	0	36,014

	$109,744	$5,367,141	$298,308	$5,775,193

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Affiliates, at Value
Mutual Funds	$0	$0	$5,707	$5,707

Total Investments	$109,744	$5,367,141	$304,015	$5,780,900

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	4,894	0	4,894
Over the counter	0	4,161	0	4,161

	$0	$9,055	$0	$9,055

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(2,699)	0	(2,699)
Over the counter	0	(15,648)	0	(15,648)

	$0	$(18,347)	$0	$(18,347)

Total Financial Derivative Instruments	$0	$(9,292)	$0	$(9,292)

Totals	$109,744	$5,357,849	$304,015	$5,771,608

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2019:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$85,100	$58,552	$(3,501)	$(159)	$(4)	$(1,335)	$0	$(46,175)	$92,478	$1,189
Corporate Bonds & Notes
Banking & Finance	32,866	0	(538)	(39)	(6)	945	0	0	33,228	937
Industrials	3,578	4,674	(240)	27	0	(788)	0	0	7,251	(779)
Municipal Bonds & Notes
New Jersey	6,138	0	(50)	(2)	0	18	0	0	6,104	18
Non-Agency Mortgage-Backed Securities	0	0	(8)	0	8	0	0	0	0	0
Asset-Backed Securities	65,981	0	0	0	0	(6,152)	7,796	0	67,625	(6,152)
Common Stocks
Energy	3,307	632	(825)	0	(42)	(272)	0	(884)	1,916	1,205
Industrials	3,486	0	0	0	0	121	0	0	3,607	121
Utilities	11,207	0	0	0	0	(1,000)	0	0	10,207	(1,000)
Warrants
Industrials	2,982	0	0	0	0	2,501	0	0	5,483	2,501
Preferred Securities
Industrials	59,379	3,559	0	0	0	5,424	0	0	68,362	5,424
Short-Term Instruments
Argentina Treasury Bills	0	1,848	0	0	0	199	0	0	2,047	199

Totals	$274,024	$69,265	$(5,162)	$(173)	$(44)	$(339)	$7,796	$(47,059)	$298,308	$3,663

Investments in Affiliates, at Value
Mutual Funds	8,561	0	0	0	0	(2,854)	0	0	5,707	(2,854)

Totals	$282,585	$69,265	$(5,162)	$(173)	$(44)	$(3,193)	$7,796	$(47,059)	$304,015	$809

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	95

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

December 31, 2019 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2019	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$31,697	Discounted Cash Flow	Discount Rate	6.940	—
	22,378	Indicative Market Quotation	Broker Quote	99.750	—
	1,486	Other Valuation Techniques(2)	—	—	—
	31,220	Proxy Pricing	Base Price	88.898-93.750	93.620
	5,697	Third Party Vendor	Broker Quote	99.250-101.000	100.923
Corporate Bonds & Notes
Banking & Finance	8,398	Proxy Pricing	Base Price	100.354	—
	24,830	Reference Instrument	Option Adjusted Spread	584.983 bps	—
Industrials	216	Other Valuation Techniques(2)	—	—	—
	3,415	Proxy Pricing	Base Price	106.410	—
	3,620	Reference Instrument	Broker Quote	101.520	—
Municipal Bonds & Notes
New Jersey	6,104	Proxy Pricing	Base Price	99.755	—
Asset-Backed Securities	67,625	Proxy Pricing	Base Price	78.300-100,205.254	60,138.427
Common Stocks
Energy	1,916	Other Valuation Techniques(2)	—	—	—
Industrials	3,607	Indicative Market Quotation	Broker Quote	$15.000	—
Utilities	10,207	Indicative Market Quotation	Broker Quote	$35.750	—
Warrants
Industrials	5,483	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	68,362	Fundamental Valuation	Company Equity Value	$934,387,328.532	—
Short-Term Instruments
Argentina Treasury Bills	2,047	Proxy Pricing	Base Price	100.000	—

Total	$298,308

Investments in Affiliates, at Value
Common Stocks
Industrials	5,707	Other Valuation Techniques(2)	—	—	—

Total	$304,015

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

96	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Dynamic Income Fund

December 31, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 165.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 18.8%

Advanz Pharma Corp.
7.447% (LIBOR03M + 5.500%) due 09/06/2024 ~		$12,520	$11,730

Alphabet Holding Co., Inc.
5.299% (LIBOR03M + 3.500%) due 09/26/2024 ~		293	283

Altice France S.A.
5.740% (LIBOR03M + 4.000%) due 08/14/2026 ~		693	697

Ancestry.com Operations, Inc.
5.550% (LIBOR03M + 3.750%) due 10/19/2023 ~		100	99
6.050% (LIBOR03M + 4.250%) due 08/27/2026 ~		199	196

Chesapeake Energy Corp.
TBD% due 06/09/2024		303	313

Clay Holdco BV
TBD% due 11/30/2025 «	EUR	14,300	15,033
TBD% due 11/06/2026 «		100	107

Diamond Resorts Corp.
5.549% (LIBOR03M + 3.750%) due 09/02/2023 ~		$7,565	7,409

DTEK Holdings Ltd.
TBD% due 06/30/2023 «	EUR	3,263	3,268

Dubai World (2.000% Cash and 1.750% PIK)
3.750% (LIBOR03M + 2.000%) due 09/30/2022 ~(c)		$29,249	27,311

Emerald TopCo, Inc.
5.299% (LIBOR03M + 3.500%) due 07/24/2026 ~		98	98

Envision Healthcare Corp.
5.549% (LIBOR03M + 3.750%) due 10/10/2025 ~		35,102	30,071

Financial & Risk U.S. Holdings, Inc.
5.049% (LIBOR03M + 3.250%) due 10/01/2025 ~		2,852	2,880

Fleet U.S. Bidco, Inc.
5.235% (LIBOR03M + 3.250%) due 10/07/2026 «~		40	40

Frontier Communications Corp.
5.550% (LIBOR03M + 3.750%) due 06/15/2024 ~		2,737	2,757

iHeartCommunications, Inc.
5.691% (LIBOR03M + 4.000%) due 05/01/2026 ~		9,831	9,938

Intelsat Jackson Holdings S.A.
5.682% (LIBOR03M + 3.750%) due 11/27/2023 ~		300	301

Jefferies Finance LLC
5.500% (LIBOR03M + 3.750%) due 06/03/2026 ~		62	62

McDermott Technology Americas, Inc.
0.500% - 12.002% (LIBOR03M + 10.000%) due 10/21/2021 ~µ		3,214	3,290
6.945% (LIBOR03M + 5.000%) due 05/09/2025 ~		5,577	3,281

Messer Industrie GmbH
4.445% (LIBOR03M + 2.500%) due 03/01/2026 ~		207	208

MH Sub LLC
5.549% (LIBOR03M + 3.750%) due 09/13/2024 ~		264	265

NCI Building Systems, Inc.
5.486% (LIBOR03M + 3.750%) due 04/12/2025 ~		119	119

Neiman Marcus Group Ltd. LLC
7.713% (LIBOR03M + 6.000%) due 10/25/2023 ~		30,014	24,716

Neiman Marcus Group Ltd. LLC (7.213% Cash and 1.000% PIK)
8.213% (LIBOR03M + 5.500%) due 10/25/2023 ~(c)		20,755	16,880

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ortho-Clinical Diagnostics S.A.
5.306% (LIBOR03M + 3.250%) due 06/30/2025 ~		$1,383	$1,370

Pacific Gas & Electric Co.
TBD% due 02/22/2049 ^«(d)		1,882	1,868

Parexel International Corp.
4.549% - 4.555% (LIBOR03M + 2.750%) due 09/27/2024 ~		88	87

PetSmart, Inc.
5.740% (LIBOR03M + 4.000%) due 03/11/2022 ~		307	304

Preylock Reitman Santa Cruz Mezz LLC
(0.005)% - 7.210% (LIBOR03M + 5.500%) due 11/09/2022 «~(k)		5,540	5,564

Project Anfora Senior
2.325% (EUR003M + 2.750%) due 10/01/2026 «~(k)	EUR	20,000	22,378

Sequa Mezzanine Holdings LLC
6.904% (LIBOR03M + 5.000%) due 11/28/2021 ~		$13,500	13,525
10.936% (LIBOR03M + 9.000%) due 04/28/2022 ~		32,252	31,809

Sotera Health Holdings LLC
6.289% (LIBOR03M + 4.500%) due 12/11/2026 ~		309	310

Starfruit Finco BV
4.960% (LIBOR03M + 3.250%) due 10/01/2025 ~		643	644

Summer (BC) Holdco B SARL
TBD% due 10/15/2026		8,000	7,630

Sunshine Luxembourg SARL
3.750% (EUR003M + 3.750%) due 10/01/2026 ~	EUR	1,000	1,132
6.195% (LIBOR03M + 4.250%) due 10/01/2026 ~		$675	682

Syniverse Holdings, Inc.
6.846% (LIBOR03M + 5.000%) due 03/09/2023 ~		17,564	16,364

U.S. Renal Care, Inc.
6.813% (LIBOR03M + 5.000%) due 06/26/2026 ~		1,115	1,109

Univision Communications, Inc.
4.549% (LIBOR03M + 2.750%) due 03/15/2024 ~		8,980	8,882

West Corp.
5.927% (LIBOR03M + 4.000%) due 10/10/2024 ~		70	60

Westmoreland Mining Holdings LLC
10.150% (LIBOR03M + 8.250%) due 03/15/2022 «~		7	8

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		23	19

Windstream Services LLC
9.000% (PRIME + 4.250%) due 02/17/2024 ~		14,550	13,818
9.750% (PRIME + 5.000%) due 03/29/2021 ~		6,500	6,237

Total Loan Participations and Assignments (Cost $300,651)			295,152

CORPORATE BONDS & NOTES 32.6%

BANKING & FINANCE 14.0%

Ally Financial, Inc.
8.000% due 11/01/2031		10	14

Ambac Assurance Corp.
5.100% due 06/07/2020		184	273

Ambac LSNI LLC
6.945% due 02/12/2023 •(m)		1,865	1,893

Ardonagh Midco PLC
8.375% due 07/15/2023 (m)	GBP	30,410	40,331
8.625% due 07/15/2023 (m)		$400	397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	2,000	$610

Barclays Bank PLC
7.625% due 11/21/2022 (j)(m)		$10,100	11,357

Barclays PLC
3.250% due 01/17/2033 (m)	GBP	400	558
5.875% due 09/15/2024 •(i)(j)		400	554
7.125% due 06/15/2025 •(i)(j)(m)		4,600	6,900
7.250% due 03/15/2023 •(i)(j)(m)		3,200	4,632
7.875% due 09/15/2022 •(i)(j)(m)		1,400	2,062
8.000% due 06/15/2024 •(i)(j)(m)		$1,400	1,567

CBL & Associates LP
4.600% due 10/15/2024		6	4
5.250% due 12/01/2023		313	220
5.950% due 12/15/2026 (m)		1,551	934

Credit Suisse Group AG
7.250% due 09/12/2025 •(i)(j)(m)		400	447
7.500% due 07/17/2023 •(i)(j)(m)		800	876

Deutsche Bank AG
3.961% due 11/26/2025 •		3,100	3,168

Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	63	69

ESH Hospitality, Inc.
4.625% due 10/01/2027 (m)		$286	290

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025 (m)		1,013	1,072

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035 (m)		340	363

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		300	323

HSBC Bank PLC
6.330% due 05/23/2023		24,300	25,617

HSBC Holdings PLC
5.875% due 09/28/2026 •(i)(j)(m)	GBP	1,000	1,460
6.000% due 09/29/2023 •(i)(j)	EUR	200	259
6.500% due 03/23/2028 •(i)(j)(m)		$1,220	1,343

Hunt Cos., Inc.
6.250% due 02/15/2026		60	59

ING Groep NV
5.750% due 11/16/2026 •(i)(j)(m)		800	843

Lloyds Banking Group PLC
5.125% due 12/27/2024 •(i)(j)	GBP	900	1,239
7.500% due 09/27/2025 •(i)(j)(m)		$1,500	1,683
7.625% due 06/27/2023 •(i)(j)(m)	GBP	1,700	2,531
7.875% due 06/27/2029 •(i)(j)(m)		14,473	24,252

LoanCore Capital Markets LLC
6.875% due 06/01/2020 (m)		$3,800	3,802

Nationstar Mortgage LLC
6.500% due 07/01/2021 (m)		1,606	1,615

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022 (m)		1,348	1,395

Pinnacol Assurance
8.625% due 06/25/2034 «(k)		10,200	10,917

Preferred Term Securities Ltd.
2.274% (US0003M + 0.380%) due 09/23/2035 ~		303	294

Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 •(i)(j)(m)		5,775	6,659

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(i)(j)(m)	GBP	9,200	13,447
7.375% due 06/24/2022 •(i)(j)(m)		8,635	12,494

Societe Generale S.A.
6.750% due 04/06/2028 •(i)(j)(m)		$400	442
7.375% due 10/04/2023 •(i)(j)(m)		1,600	1,749

Springleaf Finance Corp.
5.375% due 11/15/2029		104	109
6.875% due 03/15/2025		269	307

Tesco Property Finance PLC
6.052% due 10/13/2039 (m)	GBP	3,023	5,250

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$6,426	1,682

TP ICAP PLC
5.250% due 01/26/2024 (m)	GBP	6,198	9,029

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	97

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,529	$2,332

Voyager Aviation Holdings LLC
8.500% due 08/15/2021 (m)		$9,207	9,459

			219,182

INDUSTRIALS 13.8%

Altice Financing S.A.
7.500% due 05/15/2026 (m)		6,360	6,849

Altice France S.A.
5.875% due 02/01/2027 (m)	EUR	400	506
7.375% due 05/01/2026 (m)		$300	323
8.125% due 02/01/2027 (m)		3,000	3,384

Associated Materials LLC
9.000% due 01/01/2024 (m)		16,400	14,432

B.C. Unlimited Liability Co.
4.375% due 01/15/2028		200	201

Baffinland Iron Mines Corp.
8.750% due 07/15/2026 (m)		3,600	3,634

Bausch Health Cos., Inc.
5.000% due 01/30/2028		178	183
5.250% due 01/30/2030		150	156

BCPE Cycle Merger Sub, Inc.
10.625% due 07/15/2027		196	201

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (g)		250	175

Bombardier, Inc.
6.125% due 01/15/2023 (m)		2,668	2,742
7.500% due 12/01/2024 (m)		3,926	4,133
7.500% due 03/15/2025 (m)		1,929	1,994
7.875% due 04/15/2027 (m)		6,382	6,582

Buffalo Thunder Development Authority
0.000% due 11/15/2029 «(k)		2,483	2
11.000% due 12/09/2022 ^(d)		5,598	2,855

Camelot Finance S.A.
4.500% due 11/01/2026		17	18

CCO Holdings LLC
4.750% due 03/01/2030		438	448

Centene Corp.
4.250% due 12/15/2027		259	267
4.625% due 12/15/2029		466	492
4.750% due 01/15/2025		435	453

Charter Communications Operating LLC
4.800% due 03/01/2050		543	572

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024 (m)		4,338	4,813

Community Health Systems, Inc.
6.250% due 03/31/2023 (m)		23,716	24,131
8.000% due 03/15/2026 (m)		1,328	1,370
8.625% due 01/15/2024 (m)		2,604	2,767

Connect Finco SARL
6.750% due 10/01/2026		144	154

Corning, Inc.
5.450% due 11/15/2079		186	204

Diamond Resorts International, Inc.
7.750% due 09/01/2023 (m)		466	480
10.750% due 09/01/2024 (m)		5,500	5,777

DISH DBS Corp.
5.875% due 07/15/2022		14	15

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (c)		50	51

Eldorado Resorts, Inc.
6.000% due 09/15/2026 (m)		5,500	6,067

Envision Healthcare Corp.
8.750% due 10/15/2026 (m)		5,765	3,591

Exela Intermediate LLC
10.000% due 07/15/2023		267	107

Fair Isaac Corp.
4.000% due 06/15/2028		18	18

First Quantum Minerals Ltd.
6.500% due 03/01/2024 (m)		3,902	3,920
6.875% due 03/01/2026 (m)		4,282	4,343

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fresh Market, Inc.
9.750% due 05/01/2023 (m)		$8,520	$4,345

Frontier Finance PLC
8.000% due 03/23/2022	GBP	10,500	14,304

Full House Resorts, Inc.
8.575% due 01/31/2024		$784	772
9.738% due 02/02/2024		67	66

General Electric Co.
5.875% due 01/14/2038		46	56
6.150% due 08/07/2037 (m)		235	291

iHeartCommunications, Inc.
6.375% due 05/01/2026 (m)		3,168	3,443
8.375% due 05/01/2027 (m)		4,604	5,096

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	690	813

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		300	357

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)(m)		$1,071	1,138

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)(m)		944	1,017

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 (m)		434	305

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 (m)		1,500	1,292
8.000% due 02/15/2024 (m)		295	303
8.500% due 10/15/2024 (m)		3,387	3,092
9.750% due 07/15/2025 (m)		1,411	1,308

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(m)		20,614	16,331
8.125% due 06/01/2023 (m)		8,785	5,216

Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		318	114

Mattel, Inc.
5.875% due 12/15/2027		143	151

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		300	308

MSCI, Inc.
4.000% due 11/15/2029		62	63

NCL Corp. Ltd.
3.625% due 12/15/2024		274	278

NCR Corp.
5.750% due 09/01/2027		4	4

Netflix, Inc.
3.625% due 06/15/2030	EUR	427	494
3.875% due 11/15/2029 (m)		1,717	2,044
4.625% due 05/15/2029		700	878
4.875% due 06/15/2030 (m)		$300	305
5.375% due 11/15/2029		150	160

Noble Holding International Ltd.
7.875% due 02/01/2026 (m)		769	560

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		1,147	1,143

Pacific Drilling SA
8.375% due 10/01/2023 (m)		813	744

Pan American Energy LLC
42.636% (BADLARPP) due 11/20/2020 «~	ARS	132,530	1,752

Par Pharmaceutical, Inc.
7.500% due 04/01/2027 (m)		$316	315

Petroleos Mexicanos
5.350% due 02/12/2028 (m)		1,716	1,712
6.490% due 01/23/2027		200	213
6.500% due 03/13/2027 (m)		3,176	3,381
6.750% due 09/21/2047 (m)		120	121
6.840% due 01/23/2030 (m)		600	641
7.690% due 01/23/2050 (m)		330	361

PetSmart, Inc.
5.875% due 06/01/2025 (m)		203	207

Platin 1426 GmbH
6.875% due 06/15/2023 (m)	EUR	1,200	1,381
6.875% due 06/15/2023		940	1,082

QVC, Inc.
5.950% due 03/15/2043 (m)		$1,511	1,415

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Radiate Holdco LLC
6.875% due 02/15/2023		$48	$49

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	400	490

Scotts Miracle-Gro Co.
4.500% due 10/15/2029		$17	17

Sealed Air Corp.
4.000% due 12/01/2027		44	45

Select Medical Corp.
6.250% due 08/15/2026		101	110

Sensata Technologies, Inc.
4.375% due 02/15/2030		66	67

Silgan Holdings, Inc.
4.125% due 02/01/2028		120	120

Staples, Inc.
7.500% due 04/15/2026		38	39

Telesat Canada
4.875% due 06/01/2027		75	77
6.500% due 10/15/2027		49	51

Tenet Healthcare Corp.
4.625% due 09/01/2024		42	44

Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		170	167

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		19	19

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	487	545
2.200% due 07/21/2021 (m)		$1,060	1,028
3.250% due 04/15/2022 (m)	EUR	800	910
6.000% due 01/31/2025		200	238
7.125% due 01/31/2025		$200	206

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		4,713	4,895
5.750% due 09/30/2039 (m)		13,563	14,999

TransDigm, Inc.
5.500% due 11/15/2027		250	253

Transocean Pontus Ltd.
6.125% due 08/01/2025		358	368

Transocean, Inc.
7.250% due 11/01/2025		243	239
7.500% due 01/15/2026		70	69

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		46	47

Triumph Group, Inc.
5.250% due 06/01/2022		84	84
6.250% due 09/15/2024		134	141

Trivium Packaging Finance BV
5.500% due 08/15/2026 (m)		400	422

Twitter, Inc.
3.875% due 12/15/2027		50	50

Unigel Luxembourg S.A.
8.750% due 10/01/2026 (m)		500	511

United Group BV
4.375% due 07/01/2022 (m)	EUR	200	229
4.875% due 07/01/2024 (m)		200	235

Univision Communications, Inc.
5.125% due 02/15/2025 (m)		$1,747	1,732

Valaris PLC
5.750% due 10/01/2044		321	146
7.750% due 02/01/2026		38	22

Vale Overseas Ltd.
6.875% due 11/21/2036 (m)		333	434
6.875% due 11/10/2039		110	144

ViaSat, Inc.
5.625% due 04/15/2027		34	36

Wyndham Destinations, Inc.
3.900% due 03/01/2023 (m)		204	206
4.625% due 03/01/2030		62	62
5.400% due 04/01/2024		50	53

Wynn Macau Ltd.
5.125% due 12/15/2029		200	205

			217,586

98	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 4.8%

CenturyLink, Inc.
5.125% due 12/15/2026		$18	$18

Edison International
2.400% due 09/15/2022		379	378
3.125% due 11/15/2022		186	189
3.550% due 11/15/2024		186	191
5.750% due 06/15/2027		272	306

Frontier Communications Corp.
8.000% due 04/01/2027 (m)		316	331

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^(m)		1,178	1,176

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^(m)		9,254	9,115

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(d)(m)		858	860
2.950% due 03/01/2026 ^(d)(m)		996	1,001
3.250% due 09/15/2021 ^(d)(m)		293	295
3.250% due 06/15/2023 ^(d)(m)		1,093	1,091
3.300% due 03/15/2027 ^(d)(m)		1,689	1,693
3.300% due 12/01/2027 ^(d)(m)		5,190	5,203
3.400% due 08/15/2024 ^(d)(m)		727	738
3.500% due 10/01/2020 ^(d)(m)		1,783	1,790
3.500% due 06/15/2025 ^(d)(m)		1,278	1,281
3.750% due 02/15/2024 ^(d)(m)		615	626
3.750% due 08/15/2042 ^(d)		58	58
3.850% due 11/15/2023 ^(d)(m)		89	90
4.000% due 12/01/2046 ^(d)		4	4
4.250% due 05/15/2021 ^(d)(m)		3,340	3,358
4.250% due 08/01/2023 ^(d)(m)		3,310	3,402
4.300% due 03/15/2045 ^(d)		233	237
4.500% due 12/15/2041 ^(d)(m)		534	540
4.600% due 06/15/2043 ^(d)		107	109
4.650% due 08/01/2028 ^(d)(m)		2,633	2,726
4.750% due 02/15/2044 ^(d)(m)		2,890	2,977
5.125% due 11/15/2043 ^(d)(m)		3,462	3,554
5.400% due 01/15/2040 ^(d)		46	48
5.800% due 03/01/2037 ^(d)(m)		8,885	9,286
6.050% due 03/01/2034 ^(d)(m)		4,901	5,143
6.250% due 03/01/2039 ^(d)(m)		1,776	1,875
6.350% due 02/15/2038 ^(d)(m)		734	779

Petrobras Global Finance BV
6.625% due 01/16/2034 (m)	GBP	700	1,118
6.850% due 06/05/2115		$137	157

Rio Oil Finance Trust
8.200% due 04/06/2028 (m)		330	382
9.250% due 07/06/2024 (m)		4,528	5,085
9.750% due 01/06/2027 (m)		2,232	2,644

Sprint Communications, Inc.
6.000% due 11/15/2022		185	194

Sprint Corp.
7.250% due 09/15/2021 (m)		543	575
7.875% due 09/15/2023 (m)		3,100	3,427

Talen Energy Supply LLC
6.625% due 01/15/2028		62	63

Transocean Poseidon Ltd.
6.875% due 02/01/2027 (m)		320	340

Transocean Sentry Ltd.
5.375% due 05/15/2023		300	306

			74,759

Total Corporate Bonds & Notes (Cost $490,225)			511,527

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

Caesars Entertainment Corp.
5.000% due 10/01/2024 (m)		4,394	8,465

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024		66	47

Total Convertible Bonds & Notes (Cost $8,245)			8,512

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.3%

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		$87	$104
7.750% due 01/01/2042		129	146

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		70	82
7.350% due 07/01/2035		50	61

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		580	626

			1,019

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		100	101

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		95,900	4,195

Total Municipal Bonds & Notes (Cost $7,468)			5,315

U.S. GOVERNMENT AGENCIES 4.4%

Fannie Mae
4.128% due 07/25/2041 •(a)		3,655	571
4.278% due 10/25/2040 •(a)(m)		5,428	664
4.558% due 12/25/2037 •(a)		200	29
4.728% due 09/25/2037 •(a)(m)		680	118
4.858% due 11/25/2036 •(a)		106	14
4.928% due 06/25/2037 •(a)		407	54
5.188% due 03/25/2038 •(a)		1,529	290
5.208% due 02/25/2038 •(a)(m)		969	200
5.308% due 06/25/2023 •(a)(m)		832	58
5.342% due 07/25/2029 •(m)		1,830	1,938
7.542% due 07/25/2029 •		2,460	2,914
8.343% due 01/25/2041 •(m)		5,985	7,697

Freddie Mac
0.000% due 02/25/2046 - 11/25/2050 (b)(g)		40,392	27,609
0.100% due 02/25/2046 - 11/25/2050 (a)		248,663	459
0.100% due 11/25/2050 (a)(m)		267,785	1,377
1.939% due 11/25/2055 ~(a)		83,109	6,637
2.011% due 11/25/2045 ~(a)(m)		23,213	3,128
4.118% due 04/25/2025 ~(m)		2,680	2,561
4.670% due 05/15/2037 •(a)		147	18
4.730% due 07/15/2036 •(a)		1,941	339
4.840% due 09/15/2036 •(a)(m)		679	130
4.960% due 04/15/2036 •(a)		781	96
6.040% due 09/15/2036 •(a)(m)		1,169	259
6.942% due 10/25/2029 •		2,350	2,719
9.477% due 09/15/2041 •		602	827
10.792% due 03/25/2029 •		2,091	2,623
12.292% due 10/25/2028 •		496	683
12.526% due 09/15/2034 •		60	65
12.542% due 03/25/2025 •		3,172	4,159

Total U.S. Government Agencies (Cost $63,319)			68,236

NON-AGENCY MORTGAGE-BACKED SECURITIES 55.9%

Alba PLC
1.058% due 12/15/2038 •(m)	GBP	7,501	9,063

Alkali Europe SARL
3.000% due 05/15/2021 «•	EUR	15,000	16,809

American Home Mortgage Assets Trust
2.082% due 08/25/2037 ^•(m)		$10,944	10,239
2.332% due 11/25/2035 •		1,188	1,172

American Home Mortgage Investment Trust
2.392% due 09/25/2045 •		4,843	4,572
2.692% due 02/25/2044 •(m)		9,706	8,838

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Alternative Loan Trust
6.000% due 06/25/2037		$208	$204
6.000% due 06/25/2046		89	88

Banc of America Funding Trust
0.000% due 06/26/2035 ~		5,128	5,144
1.918% due 08/25/2047 ^~		3,942	3,627
1.975% due 04/20/2047 ^•(m)		9,039	8,289
2.215% due 02/20/2035 •(m)		4,612	4,632
3.876% due 01/20/2047 ^~		164	160
4.029% due 01/25/2035 ~		272	273
4.135% due 03/20/2036 ^~		1,125	1,085
6.119% due 07/26/2036 ~		11,496	5,668

Banc of America Mortgage Trust
4.122% due 10/20/2046 ^~		175	119
4.259% due 01/25/2036 ~		532	517

Bancaja Fondo de Titulizacion de Activos
0.000% due 10/25/2037 •(m)	EUR	1,530	1,706

Bayview Commercial Asset Trust
2.222% due 08/25/2034 •		$95	94

BCAP LLC Trust
3.713% due 04/26/2037 ~		10,360	8,996
3.912% due 11/26/2035 ~(m)		4,916	4,746
3.917% due 02/26/2036 ~		5,174	4,006
4.011% due 07/26/2035 ~		1,186	1,187
4.347% due 07/26/2045 ~(m)		6,894	6,589
4.735% due 06/26/2036 ~		4,029	3,696
5.500% due 12/26/2035 ~(m)		5,251	4,287
6.000% due 08/26/2037 ~		2,838	2,518

Bear Stearns Adjustable Rate Mortgage Trust
4.028% due 06/25/2047 ^~(m)		2,805	2,706

Bear Stearns ALT-A Trust
1.992% due 02/25/2034 •(m)		4,582	4,283
3.811% due 11/25/2035 ^~(m)		14,834	11,800
4.047% due 09/25/2035 ^~(m)		7,572	5,071

BRAD Resecuritization Trust
2.192% due 03/12/2021 «		18,431	369
6.550% due 03/12/2021 «		3,446	3,433

CD Commercial Mortgage Trust
5.398% due 12/11/2049 ~		13	13

CD Mortgage Trust
5.688% due 10/15/2048 (m)		7,892	4,098

Chase Mortgage Finance Trust
3.782% due 03/25/2037 ^~		1,940	1,932
3.835% due 01/25/2036 ^~		7,463	6,931

Citigroup Commercial Mortgage Trust
5.589% due 12/10/2049 ~		404	259

Citigroup Mortgage Loan Trust
3.859% due 10/25/2035 ^~		2,158	2,188
3.979% due 02/25/2036 ~		8,780	8,365
4.140% due 03/25/2036 ^•		257	260
4.169% due 09/25/2037 ^~		5,069	4,969

Commercial Mortgage Loan Trust
6.052% due 12/10/2049 ~(m)		7,756	5,147

Countrywide Alternative Loan Trust
0.799% due 12/25/2035 ~(a)		11,714	364
1.687% due 12/25/2035 ~(a)		6,284	337
1.982% due 09/25/2046 ^•(m)		10,221	9,583
2.042% due 06/25/2037 •(m)		12,315	9,923
2.522% due 11/25/2035 •(m)		13,181	13,530
3.773% due 06/25/2037 ^~		155	133
5.358% due 07/25/2036 •(a)		9,591	3,040
5.500% due 02/25/2020		31	31
5.500% due 07/25/2035 ^		1,376	1,148
5.500% due 11/25/2035 ^		583	514
5.500% due 01/25/2036 ^(m)		113	114
5.500% due 04/25/2037 ^(m)		2,295	1,848
5.750% due 01/25/2036		202	160
5.750% due 01/25/2037 ^(m)		7,015	5,858
5.750% due 04/25/2037 ^		1,900	1,874
6.000% due 08/25/2036 ^		342	285
6.000% due 11/25/2036 ^(m)		326	287
6.000% due 12/25/2036		181	120
6.000% due 01/25/2037 ^		1,392	1,267
6.000% due 02/25/2037 ^		1,014	619
6.000% due 03/25/2037 ^		12,548	7,721
6.000% due 04/25/2037 ^		5,837	3,879
6.000% due 07/25/2037 ^		175	175

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	99

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 09/25/2037		$9,153	$5,552
28.248% due 05/25/2037 ^•		918	1,748

Countrywide Home Loan Mortgage Pass-Through Trust
2.132% due 03/25/2036 •		1,288	535
2.392% due 03/25/2035 •		220	198
3.429% due 11/20/2035 ~		11,065	10,199
3.662% due 03/25/2046 ^•(m)		6,938	4,779
4.365% due 06/25/2047 ^~(m)		3,691	3,582
5.000% due 11/25/2035 ^		40	32
5.500% due 12/25/2034		112	112
5.500% due 11/25/2035 ^		49	44
6.000% due 07/25/2037 ^		223	182
6.000% due 08/25/2037 (m)		4,781	3,802
6.000% due 08/25/2037 ^		2	2

Credit Suisse Mortgage Capital Certificates
2.772% due 02/27/2047 ~(m)		44,617	26,911
3.942% due 04/26/2035 ~		12,430	12,267
3.995% due 07/26/2037 ~(m)		10,787	10,196
4.270% due 06/25/2036 ~(m)		7,399	7,290
7.000% due 08/26/2036		14,458	5,339
7.000% due 08/27/2036		3,536	2,014

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 þ		6,383	4,710

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^(m)		11,479	5,236

Debussy DTC PLC
5.930% due 07/12/2025	GBP	18,712	24,783
8.250% due 07/12/2025		5,000	6,610

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
6.000% due 10/25/2021 ^		$197	168

Dssv SARL
3.000% due 10/15/2024 «•	EUR	15,000	16,825

Eurosail PLC
0.000% due 06/13/2045 ~	GBP	2	2,395
1.779% (BP0003M + 1.000%) due 06/13/2045 ~(m)		6,163	7,688
2.029% (BP0003M + 1.250%) due 06/13/2045 ~		6,399	7,729
2.529% (BP0003M + 1.750%) due 06/13/2045 ~		3,946	4,798
4.279% (BP0003M + 3.500%) due 06/13/2045 ~		1,411	1,785

First Horizon Alternative Mortgage Securities Trust
4.043% due 08/25/2035 ^~		$863	162
5.308% due 11/25/2036 •(a)		1,048	411

First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		403	309

Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049 •(m)	EUR	1,255	1,359

GC Pastor Hipotecario FTA
0.000% due 06/21/2046 •		4,962	4,977

GreenPoint Mortgage Funding Trust
1.992% due 12/25/2046 ^•(m)		$4,546	4,375

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	9,044	9,388

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(m)		$9,500	9,345
4.591% due 10/10/2032 ~		1,700	1,630

GSR Mortgage Loan Trust
4.198% due 11/25/2035 ~		169	131
6.500% due 08/25/2036 ^•(m)		817	493

HarborView Mortgage Loan Trust
2.004% due 03/19/2036 ^•(m)		11,819	11,375
2.264% due 01/19/2036 •		6,824	5,441
2.415% due 06/20/2035 •(m)		7,871	7,871
2.665% due 06/20/2035 •		1,816	1,735

Hipocat FTA
0.000% due 10/24/2039 •(m)	EUR	4,439	4,941
0.000% due 01/15/2050 •		5,240	5,563

IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 •		1,683	1,739

Impac CMB Trust
2.512% due 10/25/2034 •		$213	214

Impac Secured Assets Trust
1.902% due 05/25/2037 ^•		7	6

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IndyMac Mortgage Loan Trust
1.992% due 11/25/2046 •(m)		$5,756	$5,506
2.042% due 02/25/2037 •		3,606	2,658
2.092% due 07/25/2036 •		510	421
3.282% due 03/25/2037 ~		29	28
3.630% due 06/25/2037 ^~		3,949	3,351
3.716% due 02/25/2035 ~		315	305

JPMorgan Alternative Loan Trust
1.992% due 06/25/2037 •		29,889	15,685
3.584% due 11/25/2036 ^~(m)		628	605
5.960% due 12/25/2036 ^þ		7,601	7,532

JPMorgan Chase Commercial Mortgage Securities Trust
1.478% due 06/15/2045 ~(a)(m)		40,477	880

JPMorgan Mortgage Trust
3.989% due 10/25/2036 ~		736	656
4.107% due 06/25/2037 ^~(m)		3,576	3,336

Lavender Trust
6.000% due 11/26/2036		11,719	11,945

LB-UBS Commercial Mortgage Trust
0.163% due 02/15/2040 ~(a)		4,945	0

Lehman Mortgage Trust
6.000% due 08/25/2036 ^(m)		973	933
6.000% due 09/25/2036 ^		579	498
6.500% due 09/25/2037 ^		3,708	2,114
7.250% due 09/25/2037 ^		31,331	12,248

Lehman XS Trust
2.072% due 07/25/2037 •(m)		23,303	18,025
2.292% due 07/25/2047 •(m)		3,494	3,094

MASTR Adjustable Rate Mortgages Trust
1.992% due 05/25/2047 •(m)		15,695	17,581
2.472% due 05/25/2047 ^•		4,243	4,679

MASTR Alternative Loan Trust
2.142% due 03/25/2036 •		20,176	3,035
2.192% due 03/25/2036 ^•		26,667	4,093

Merrill Lynch Mortgage Investors Trust
4.506% due 05/25/2036 ~		4,281	4,175

Morgan Stanley Re-REMIC Trust
4.427% due 07/26/2035 ~(m)		19,893	19,939
4.609% due 09/26/2035 ~		2,623	2,701
6.000% due 04/26/2036 (m)		7,969	8,933

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		1,935	1,888

Motel 6 Trust
8.666% due 08/15/2024 •		14,663	14,923

Natixis Commercial Mortgage Securities Trust
4.740% due 11/15/2034 •		1,280	1,272
5.740% due 11/15/2034 •		555	546

Newgate Funding PLC
0.854% due 12/15/2050 •(m)	EUR	1,643	1,780
0.998% due 12/15/2050 •(m)	GBP	1,444	1,698
1.104% due 12/15/2050 •(m)	EUR	3,136	3,369
2.048% due 12/15/2050 •	GBP	2,479	3,179

Nomura Resecuritization Trust
7.213% due 09/26/2035 ~		$3,968	3,796

NovaStar Mortgage Funding Trust
1.516% due 09/25/2046 •		421	405

RBSSP Resecuritization Trust
4.269% due 07/26/2045 ~(m)		20,150	20,272
4.314% due 05/26/2037 ~(m)		5,148	4,529
6.000% due 03/26/2036 ^		5,655	4,479

Residential Accredit Loans, Inc. Trust
1.972% due 07/25/2036 ^•		9,554	5,829
1.982% due 05/25/2037 •(m)		12,896	12,360
3.239% due 01/25/2046 ^•		4,852	4,622
5.732% due 01/25/2036 ~		466	412
6.000% due 08/25/2035 ^		744	744
6.000% due 06/25/2036		284	270
6.000% due 09/25/2036 ^		4,555	3,234
7.000% due 10/25/2037		8,427	7,489

Residential Asset Securitization Trust
5.500% due 07/25/2035		758	668
6.250% due 08/25/2037 ^		4,141	1,638

Residential Funding Mortgage Securities, Inc. Trust
5.433% due 08/25/2036 ^~		1,263	1,098
5.850% due 11/25/2035 ^		127	122
6.000% due 04/25/2037 ^		1,053	1,021

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rite Aid Pass-Through Certificates
6.781% due 01/02/2021 ~		$7,625	$7,796

RiverView HECM Trust
2.030% due 05/25/2047 •(m)		6,664	6,255

Sequoia Mortgage Trust
2.135% due 07/20/2036 •		1,616	917
2.965% due 10/20/2027 •		871	854

Structured Adjustable Rate Mortgage Loan Trust
3.965% due 08/25/2036 ~		3,006	1,226
4.015% due 02/25/2037 ^~		10,535	9,270
4.403% due 04/25/2047 ~		1,694	1,230

Structured Asset Mortgage Investments Trust
1.982% due 07/25/2046 ^•(m)		13,928	11,765
2.132% due 03/25/2037 ^•		683	418
4.111% due 02/25/2036 ~		4,366	4,134

SunTrust Alternative Loan Trust
5.358% due 04/25/2036 ^•(a)		4,567	1,438

TBW Mortgage-Backed Trust
6.500% due 07/25/2036 (m)		19,451	9,124

Theatre Hospitals PLC
3.785% due 10/15/2031 •	GBP	5,456	7,227
3.785% due 10/15/2031 •(m)		11,059	14,649
4.190% due 12/15/2024 «(k)		370	0
4.535% due 10/15/2031 •		776	1,028

WaMu Mortgage Pass-Through Certificates Trust
2.212% due 06/25/2044 •		$188	183
2.377% due 07/25/2047 ^•(m)		673	571
2.989% due 06/25/2047 ^•		2,890	932
3.049% due 07/25/2047 •(m)		18,086	16,432
3.119% due 10/25/2046 ^•(m)		368	354
3.871% due 03/25/2037 ^~		3,128	3,043
4.000% due 02/25/2037 ^~		370	355

Washington Mutual Mortgage Pass-Through Certificates Trust
2.032% due 01/25/2047 ^•		10,109	9,382
2.392% due 07/25/2036 ^•		5,696	3,811
6.000% due 04/25/2037 ^		3,075	2,994

Wells Fargo Alternative Loan Trust
4.870% due 07/25/2037 ^~		2,829	2,629
5.750% due 07/25/2037 ^		326	318

Wells Fargo Mortgage Loan Trust
5.220% due 04/27/2036 ~(m)		10,110	9,775

Wells Fargo Mortgage-Backed Securities Trust
6.000% due 06/25/2037 ^		167	167

Total Non-Agency Mortgage-Backed Securities (Cost $745,336)			876,810

ASSET-BACKED SECURITIES 37.2%

ACE Securities Corp. Home Equity Loan Trust
2.752% due 08/25/2035 •		5,213	2,924

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.892% due 09/25/2034 •		740	737

Asset-Backed Funding Certificates Trust
2.842% due 03/25/2034 ^•		918	901

Bear Stearns Asset-Backed Securities Trust
2.342% due 06/25/2036 •(m)		8,846	8,838
3.338% due 10/25/2036 ~		3,604	2,464

Citigroup Mortgage Loan Trust
1.952% due 12/25/2036 •(m)		16,506	11,488
2.012% due 12/25/2036 •(m)		9,538	5,207
2.492% due 11/25/2046 •(m)		2,100	1,684
4.865% due 03/25/2036 ^þ		1,927	1,335
5.852% due 05/25/2036 ^þ		472	260

Citigroup Mortgage Loan Trust, Inc.
2.052% due 03/25/2037 •(m)		20,329	18,775

Conseco Finance Corp.
7.060% due 02/01/2031 ~		3,855	3,799
7.500% due 03/01/2030 ~(m)		7,584	4,891

Conseco Finance Securitizations Corp.
9.163% due 03/01/2033 ~		8,020	7,362

Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,778

100	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coronado CDO Ltd.
3.400% due 09/04/2038 •	$10,834	$6,799
6.000% due 09/04/2038	1,667	1,268

Countrywide Asset-Backed Certificates
1.922% due 12/25/2036 ^•(m)	12,636	11,912
1.962% due 06/25/2047 •(m)	1,510	1,508
1.992% due 06/25/2037 ^•(m)	8,248	7,993
1.992% due 06/25/2047 ^•(m)	21,360	19,232
2.052% due 01/25/2046 ^•(m)	34,748	27,418
2.212% due 06/25/2036 ^•(m)	8,000	7,661
4.414% due 02/25/2036 ~	40	41

Countrywide Asset-Backed Certificates Trust
2.032% due 03/25/2047 ^•(m)	7,655	7,023
2.522% due 04/25/2036 ^•(m)	21,300	21,337
3.142% due 11/25/2035 •	3,108	542
5.859% due 10/25/2046 ^~	2,251	2,135

Countrywide Home Equity Loan Trust
5.657% due 03/25/2034 ~	46	46

Crecera Americas LLC
5.563% due 08/31/2020 •	22,300	22,324

Credit-Based Asset Servicing & Securitization CBO Corp.
2.137% due 09/06/2041 •	27,723	2,176

Credit-Based Asset Servicing & Securitization LLC
6.250% due 10/25/2036 þ(m)	7,993	8,174

CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^	3,137	2,882

ECAF Ltd.
4.947% due 06/15/2040 (m)	2,369	2,382

EMC Mortgage Loan Trust
2.732% due 04/25/2042 •(m)	1,595	1,591
5.167% due 04/25/2042 •	2,813	2,543

First Franklin Mortgage Loan Trust
2.262% due 11/25/2036 •(m)	5,000	4,571
2.292% due 12/25/2035 •(m)	23,487	22,372

Glacier Funding CDO Ltd.
2.172% due 08/04/2035 •	10,274	2,473

GMAC Mortgage Corp. Home Equity Loan Trust
6.749% due 12/25/2037 þ	2,388	2,443

GSAMP Trust
3.667% due 06/25/2034 •(m)	1,253	1,230

Hout Bay Corp.
1.954% due 07/05/2041 •	34,268	8,173

Hyundai Auto Receivables Trust
1.000% due 12/15/2022 «	7,500	5,746

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.192% due 12/25/2031 ^þ	569	223

JPMorgan Mortgage Acquisition Corp.
2.412% due 12/25/2035 •(m)	16,459	16,193

KGS-Alpha SBA COOF Trust
1.040% due 04/25/2038 «~(a)	1,551	36

Lehman XS Trust
6.170% due 06/24/2046 þ	1,608	1,620

Long Beach Mortgage Loan Trust
1.982% due 02/25/2036 •(m)	10,028	8,941
2.312% due 08/25/2045 •(m)	13,608	13,384
2.497% due 11/25/2035 •(m)	16,062	13,902
2.842% due 02/25/2034 •	118	118
2.842% due 06/25/2035 •(m)	7,300	7,309

Marlette Funding Trust
0.000% due 09/17/2029 «(g)	12	4,722

MASTR Asset-Backed Securities Trust
1.942% due 03/25/2036 •(m)	7,735	5,723
2.362% due 01/25/2036 •(m)	400	395

Mid-State Capital Corp. Trust
6.742% due 10/15/2040	4,983	5,680

Morgan Stanley ABS Capital, Inc. Trust
1.892% due 11/25/2036 •	1,635	1,125
2.122% due 02/25/2037 •(m)	5,759	3,571
2.827% due 01/25/2035 •	1,777	1,200

Morgan Stanley Home Equity Loan Trust
2.022% due 04/25/2037 •(m)	29,265	19,468

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Collegiate Commutation Trust
0.000% due 03/25/2038 •		$37,800	$13,504

Oakwood Mortgage Investors, Inc.
7.840% due 11/15/2029 ~		2,603	2,770
8.490% due 10/15/2030 ^(m)		1,185	1,039

Ocean Trails CLO
7.005% due 08/13/2025 •(m)		1,500	1,498

Option One Mortgage Loan Trust
2.152% due 01/25/2036 •(m)		20,000	18,600

Palisades CDO Ltd.
2.903% due 07/22/2039 •		4,900	2,538

Popular ABS Mortgage Pass-Through Trust
3.042% due 08/25/2035 •(m)		3,663	3,766

Residential Asset Mortgage Products Trust
2.767% due 04/25/2034 •		3,704	3,647

Residential Asset Securities Corp. Trust
2.032% due 08/25/2036 •(m)		10,998	8,631

Saxon Asset Securities Trust
2.242% due 11/25/2037 •(m)		13,000	12,716

SLM Student Loan EDC Repackaging Trust
0.000% due 10/28/2029 «(g)		11	10,917

SLM Student Loan Trust
0.000% due 01/25/2042 «(g)		9	5,766

SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		3	1,996

SoFi Professional Loan Program LLC
0.000% due 03/25/2036 «(g)		80	622
0.000% due 01/25/2039 (g)		9,180	2,747
0.000% due 05/25/2040 (g)		9,300	3,430
0.000% due 07/25/2040 «(g)		47	1,878
0.000% due 09/25/2040 (g)		4,003	2,000

Soloso CDO Ltd.
2.363% due 10/07/2037 •		4,800	3,948

Soundview Home Loan Trust
2.072% due 06/25/2037 •(m)		7,972	6,186
2.292% due 03/25/2036 •(m)		16,905	16,508

South Coast Funding Ltd.
2.303% due 01/06/2041 •		145,851	33,832

Structured Asset Securities Corp.
7.792% due 05/25/2032 ^•		7,065	6,249

Symphony CLO Ltd.
6.601% due 07/14/2026 •(m)		4,400	4,141

Tropic CDO Ltd.
2.321% due 07/15/2036 •		4,378	3,990

Verde CDO Ltd.
2.273% due 10/05/2045 •		86,920	30,192

Total Asset-Backed Securities (Cost $561,692)			584,159

SOVEREIGN ISSUES 4.6%

Argentina Government International Bond
2.500% due 07/22/2021 (h)	ARS	37,645	299
3.375% due 01/15/2023	EUR	400	205
3.380% due 12/31/2038 þ(m)		13,491	7,032
3.875% due 01/15/2022 (m)		3,000	1,616
4.000% due 03/06/2020 (h)	ARS	211,717	2,113
5.250% due 01/15/2028	EUR	300	150
6.250% due 11/09/2047		100	51
7.820% due 12/31/2033 (m)		17,345	11,273
7.820% due 12/31/2033		405	258
15.500% due 10/17/2026	ARS	163,630	760
42.836% (BADLARPP + 2.000%) due 04/03/2022 ~		147,204	1,306
45.399% (BADLARPP + 3.250%) due 03/01/2020 ~		2,300	25
56.589% (ARLLMONP) due 06/21/2020 ~(a)		267,776	2,422
59.928% (BADLARPP) due 10/04/2022 ~(a)		138	2

Autonomous City of Buenos Aires Argentina
44.086% due 03/29/2024 •		866,312	9,948
51.313% (BADLARPP + 5.000%) due 01/23/2022 ~(a)		50,490	632

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	50	$60
4.950% due 02/11/2020		50	56

Export-Credit Bank of Turkey
8.250% due 01/24/2024 (m)		$600	654

Provincia de Buenos Aires
45.979% due 05/31/2022 •	ARS	16,910	133
52.270% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		717,986	5,447

South Africa Government International Bond
4.850% due 09/30/2029 (m)		$3,200	3,208
5.750% due 09/30/2049 (m)		2,200	2,147

Turkey Government International Bond
3.250% due 06/14/2025	EUR	300	336
4.625% due 03/31/2025 (m)		4,900	5,825
5.200% due 02/16/2026 (m)		1,500	1,827
5.600% due 11/14/2024 (m)		$7,300	7,441
7.625% due 04/26/2029 (m)		6,400	7,086

Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		590	71
8.250% due 10/13/2024 ^(d)		136	16
9.250% due 09/15/2027 ^(d)		734	88

Total Sovereign Issues (Cost $115,110)			72,487

		SHARES
COMMON STOCKS 1.9%

COMMUNICATION SERVICES 0.4%

Clear Channel Outdoor Holdings, Inc. (e)		1,495,047	4,276

iHeartMedia, Inc.		1,108	17

iHeartMedia, Inc. ‘A’ (e)		82,474	1,393

			5,686

CONSUMER DISCRETIONARY 1.1%

Caesars Entertainment Corp. (e)		1,283,486	17,455

Desarrolladora Homex S.A.B. de C.V. (e)		719,113	4

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		95,515	5

			17,464

ENERGY 0.1%

Dommo Energia S.A. (e)(k)		331,036	241

Dommo Energia S.A. «		838,824	506

Dommo Energia S.A. SP - ADR «(e)		2,627	19

			766

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(k)		358	5

UTILITIES 0.3%

Eneva S.A. (e)(k)		37,702	410

TexGen Power LLC «		130,864	4,678

			5,088

Total Common Stocks (Cost $38,307)			29,009

WARRANTS 0.6%

COMMUNICATION SERVICES 0.6%

iHeartMedia, Inc.		537,144	9,078

Total Warrants (Cost $9,849)			9,078

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	101

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 2.2%

BANKING & FINANCE 2.2%

AGFC Capital Trust
3.751% (US0003M + 1.750%) due 01/15/2067 ~(m)	12,900,000	$6,450

Nationwide Building Society
10.250% ~(m)	124,916	27,467

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	440,000	629

		34,546

INDUSTRIALS 0.0%

General Electric Co.
5.000% due 01/21/2021 •(i)(m)	737,000	723

Total Preferred Securities (Cost $33,822)		35,269

		SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 1.0%

REAL ESTATE 1.0%

VICI Properties, Inc.		594,589	$15,192

Total Real Estate Investment Trusts (Cost $7,461)			15,192

SHORT-TERM INSTRUMENTS 5.9%

REPURCHASE AGREEMENTS (l) 5.1%
			80,087

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.1%
41.333% due 04/03/2020 «~	ARS	14,500	198
43.313% due 06/22/2020 «~		13,080	194
87.792% due 02/26/2020 - 08/27/2020 (f)(g)		125,893	1,789

			2,181

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.7%
1.598% due 01/16/2020 - 02/27/2020 (f)(g)(m)(p)	$11,428	$11,412

Total Short-Term Instruments (Cost $94,952)		93,680

Total Investments in Securities (Cost $2,476,437)		2,604,426

Total Investments 165.9% (Cost $2,476,437)		$2,604,426

Financial Derivative Instruments (n)(o) (0.5)% (Cost or Premiums, net $(5,018))		(7,661)

Other Assets and Liabilities, net (65.4)%		(1,026,868)

Net Assets 100.0%		$1,569,897

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	$1	$2	0.00%
Dommo Energia S.A.	12/21/2017 - 12/26/2017	86	241	0.01
Eneva S.A.	12/21/2017 - 12/03/2019	175	410	0.03
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	10,200	10,917	0.70
Preylock Reitman Santa Cruz Mezz LLC (0.005)% - 7.210% due 11/09/2022	04/09/2018	5,540	5,564	0.35
Project Anfora Senior 2.325% due 10/01/2026	09/30/2019	21,745	22,378	1.43
Theatre Hospitals PLC 4.190% due 12/15/2024	12/17/2018	11	0	0.00
Westmoreland Mining Holdings LLC	03/26/2019	1	5	0.00

		$37,759	$39,517	2.52%

102	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.250%	12/31/2019	01/02/2020	$3,087	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	$(3,151)	$3,087	$3,087
JPS	1.650	12/31/2019	01/02/2020	77,000	U.S. Treasury Bonds 3.000% due 11/15/2045	(77,894)	77,000	77,007

Total Repurchase Agreements						$(81,045)	$80,087	$80,094

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	1.900%	11/01/2019	TBD	(3)	$	(88)	$(88)
BNY	2.740	11/05/2019	02/03/2020			(30,790)	(30,926)
	2.744	11/21/2019	02/19/2020			(19,285)	(19,347)
	2.758	11/05/2019	02/03/2020			(7,332)	(7,365)
	2.769	11/27/2019	02/25/2020			(9,521)	(9,547)
	2.893	10/04/2019	01/06/2020			(15,946)	(16,061)
BOS	2.247	12/03/2019	01/07/2020			(622)	(623)
	2.545	11/15/2019	01/15/2020			(1,482)	(1,487)
	2.641	11/14/2019	01/14/2020			(7,275)	(7,301)
	2.695	11/15/2019	01/15/2020			(9,415)	(9,449)
BPS	(0.100)	10/15/2019	01/23/2020		EUR	(369)	(414)
	(0.050)	11/12/2019	02/12/2020			(7,397)	(8,297)
	(0.050)	12/04/2019	03/04/2020			(1,082)	(1,214)
	1.200	10/08/2019	01/08/2020		GBP	(2,752)	(3,656)
	1.300	11/28/2019	02/28/2020			(1,768)	(2,345)
	1.360	10/04/2019	02/04/2020			(12,229)	(16,252)
	2.350	12/13/2019	01/10/2020		$	(1,208)	(1,210)
	2.370	01/06/2020	02/07/2020			(1,399)	(1,399)
	2.400	11/18/2019	02/18/2020			(12,729)	(12,767)
	2.500	11/14/2019	01/10/2020			(6,394)	(6,416)
	2.550	10/24/2019	01/22/2020			(10,459)	(10,511)
	2.550	12/19/2019	01/22/2020			(428)	(428)
	2.580	11/27/2019	01/21/2020			(2,500)	(2,506)
	2.650	10/24/2019	01/22/2020			(3,343)	(3,360)
	2.650	11/07/2019	01/06/2020			(1,332)	(1,337)
	2.703	11/18/2019	02/18/2020			(1,652)	(1,658)
	2.853	11/18/2019	02/18/2020			(11,838)	(11,880)
	2.892	03/05/2019	03/05/2020			(42,398)	(42,501)
	2.892	10/07/2019	03/05/2020			(5,782)	(5,796)
	2.898	11/21/2019	02/19/2020			(16,454)	(16,510)
	2.900	11/13/2019	01/13/2020			(2,096)	(2,104)
	3.127	10/07/2019	03/05/2020			(16,286)	(16,409)
	3.144	12/14/2018	TBD	(3)		(24,480)	(24,962)
BRC	(0.500)	12/18/2019	TBD	(3)	GBP	(605)	(801)
	1.850	11/01/2019	TBD	(3)	$	(2,835)	(2,844)
	2.250	11/04/2019	01/03/2020			(2,968)	(2,979)
	2.250	11/27/2019	01/03/2020			(1,926)	(1,930)
	2.250	01/03/2020	03/03/2020			(4,901)	(4,901)
	2.804	12/27/2019	01/27/2020			(23,332)	(23,343)
	2.884	10/10/2019	01/08/2020			(1,176)	(1,184)
	2.934	10/22/2019	01/22/2020			(4,035)	(4,059)
	2.935	10/25/2019	01/23/2020			(9,696)	(9,751)
	3.117	12/13/2019	01/24/2020			(7,041)	(7,053)
DBL	2.677	10/31/2019	01/31/2020			(35,933)	(36,101)
IND	(0.230)	10/07/2019	01/07/2020		EUR	(4,292)	(4,812)
	2.640	11/20/2019	02/18/2020		$	(2,019)	(2,025)
JML	(0.300)	10/18/2019	01/17/2020		EUR	(666)	(747)
	(0.250)	10/18/2019	01/17/2020			(1,457)	(1,633)
	(0.200)	10/23/2019	01/23/2020			(997)	(1,117)
	(0.116)	10/17/2019	01/17/2020			(5,527)	(6,198)
	(0.066)	10/17/2019	01/17/2020			(1,023)	(1,147)
	0.200	10/15/2019	01/10/2020			(5,333)	(5,985)
	0.900	10/15/2019	01/14/2020		GBP	(1,588)	(2,107)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	103

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	0.950%	10/15/2019	01/14/2020		GBP	(14,798)	$(19,640)
	0.950	10/16/2019	01/15/2020			(14,783)	(19,621)
	0.950	10/17/2019	01/16/2020			(13,598)	(18,047)
	0.950	10/18/2019	01/14/2020			(3,310)	(4,393)
	0.950	10/18/2019	01/15/2020			(1,278)	(1,696)
	0.950	10/18/2019	01/17/2020			(5,141)	(6,823)
	0.950	10/22/2019	01/22/2020			(622)	(825)
	0.950	10/23/2019	01/23/2020			(14,214)	(18,862)
	0.950	11/20/2019	01/16/2020			(943)	(1,250)
MBC	2.710	11/08/2019	02/07/2020		$	(4,099)	(4,116)
	2.760	11/04/2019	02/05/2020			(11,352)	(11,403)
	2.780	11/04/2019	02/05/2020			(20,429)	(20,522)
	2.810	11/08/2019	02/07/2020			(2,798)	(2,810)
	3.010	11/04/2019	02/05/2020			(3,611)	(3,629)
MSB	3.209	05/01/2019	05/01/2020			(17,470)	(17,577)
MZF	2.453	11/05/2019	01/06/2020			(2,571)	(2,581)
	2.853	11/05/2019	01/06/2020			(5,283)	(5,307)
	3.003	11/05/2019	01/06/2020			(1,935)	(1,944)
NOM	2.300	11/04/2019	01/03/2020			(1,796)	(1,803)
	2.300	01/03/2020	02/04/2020			(2,696)	(2,696)
	2.350	11/05/2019	02/03/2020			(1,365)	(1,370)
	2.400	11/04/2019	01/03/2020			(956)	(960)
	2.400	11/07/2019	01/07/2020			(2,609)	(2,619)
	2.400	11/12/2019	01/13/2020			(1,196)	(1,200)
	2.400	11/19/2019	01/21/2020			(8,127)	(8,151)
	2.400	12/04/2019	01/21/2020			(2,966)	(2,972)
	2.450	11/05/2019	02/03/2020			(606)	(608)
	2.450	11/12/2019	01/13/2020			(10,237)	(10,273)
	2.450	11/12/2019	02/03/2020			(188)	(189)
	2.600	11/05/2019	02/03/2020			(700)	(703)
	2.600	12/18/2019	02/03/2020			(401)	(401)
	2.800	11/19/2019	01/21/2020			(4,371)	(4,386)
RCY	2.500	11/19/2019	02/14/2020			(6,784)	(6,805)
RDR	1.950	12/06/2019	01/06/2020			(590)	(591)
RTA	2.270	11/15/2019	01/14/2020			(986)	(989)
	2.328	11/18/2019	02/18/2020			(2,003)	(2,009)
	2.329	11/08/2019	02/07/2020			(7,918)	(7,946)
	2.364	10/25/2019	01/23/2020			(11,703)	(11,756)
	2.364	11/27/2019	01/23/2020			(311)	(312)
	2.378	10/21/2019	01/21/2020			(2,781)	(2,794)
	2.452	10/08/2019	01/07/2020			(4,443)	(4,469)
	2.452	12/23/2019	01/07/2020			(1,335)	(1,336)
	2.504	11/08/2019	02/07/2020			(341)	(342)
	2.791	11/21/2019	05/19/2020			(10,807)	(10,842)
	2.794	11/07/2019	02/05/2020			(18,117)	(18,196)
	2.803	11/18/2019	02/18/2020			(31,437)	(31,547)
	2.988	08/28/2019	02/24/2020			(35,451)	(35,825)
	3.059	09/23/2019	03/23/2020			(19,304)	(19,470)
	3.063	09/25/2019	03/25/2020			(3,871)	(3,904)
SBI	0.500	11/01/2019	TBD	(3)		(7,584)	(7,590)
	2.839	10/24/2019	01/24/2020			(1,445)	(1,453)
	2.854	11/14/2019	02/12/2020			(14,434)	(14,490)
	3.186	10/11/2019	01/09/2020			(2,803)	(2,824)
SOG	2.270	11/08/2019	01/09/2020			(5,441)	(5,460)
	2.350	11/26/2019	02/24/2020			(12,634)	(12,664)
	2.360	11/14/2019	02/12/2020			(1,030)	(1,033)
	2.746	11/14/2019	01/16/2020			(31,033)	(31,149)
	2.799	11/20/2019	02/19/2020			(7,678)	(7,704)
	2.809	11/13/2019	02/11/2020			(8,358)	(8,391)
	2.952	10/17/2019	01/17/2020			(1,909)	(1,921)
UBS	0.120	11/22/2019	02/24/2020		EUR	(687)	(771)
	0.150	11/20/2019	02/20/2020			(354)	(397)
	0.150	12/16/2019	02/20/2020			(382)	(429)
	1.605	10/29/2019	01/29/2020		GBP	(8,197)	(10,888)
	2.250	11/01/2019	TBD	(3)	$	(32,446)	(32,572)
	2.300	12/06/2019	01/08/2020			(2,174)	(2,178)
	2.400	12/13/2019	01/10/2020			(4,510)	(4,516)
	2.450	10/28/2019	01/27/2020			(3,614)	(3,630)
	2.450	11/01/2019	01/30/2020			(1,622)	(1,629)
	2.450	11/06/2019	02/04/2020			(2,724)	(2,735)

104	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.450%	11/07/2019	02/05/2020	$	(7,942)	$(7,972)
	2.450	11/12/2019	02/10/2020		(24,128)	(24,212)
	2.450	11/14/2019	01/07/2020		(6,679)	(6,701)
	2.450	11/21/2019	02/19/2020		(11,746)	(11,780)
	2.450	11/29/2019	01/07/2020		(4,474)	(4,484)
	2.450	12/10/2019	01/07/2020		(2,994)	(2,999)
	2.450	12/16/2019	01/30/2020		(707)	(708)
	2.450	12/19/2019	01/07/2020		(2,033)	(2,035)
	2.450	12/23/2019	01/07/2020		(2,118)	(2,119)
	2.450	12/31/2019	01/07/2020		(1,764)	(1,764)
	2.450	12/31/2019	02/19/2020		(7,005)	(7,005)
	2.500	10/21/2019	01/22/2020		(3,272)	(3,289)
	2.500	10/25/2019	01/24/2020		(1,797)	(1,806)
	2.500	11/06/2019	02/04/2020		(8,954)	(8,989)
	2.500	11/07/2019	02/05/2020		(1,749)	(1,756)
	2.500	11/14/2019	01/07/2020		(3,065)	(3,075)
	2.500	11/21/2019	02/19/2020		(5,742)	(5,759)
	2.500	11/27/2019	01/24/2020		(568)	(569)
	2.600	10/25/2019	01/24/2020		(1,453)	(1,460)
	2.889	10/25/2019	01/24/2020		(1,277)	(1,284)

Total Reverse Repurchase Agreements						$(1,029,543)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(88)	$0	$(88)	$85	$(3)
BNY	0	(83,246)	0	(83,246)	104,082	20,836
BOS	0	(18,860)	0	(18,860)	23,845	4,985
BPS	0	(193,932)	0	(193,932)	233,636	39,704
BRC	0	(58,845)	0	(58,845)	73,179	14,334
DBL	0	(36,101)	0	(36,101)	50,217	14,116
FICC	3,087	0	0	3,087	(3,151)	(64)
IND	0	(6,837)	0	(6,837)	7,530	693
JML	0	(110,091)	0	(110,091)	128,259	18,168
JPS	77,007	0	0	77,007	(77,894)	(887)
MBC	0	(42,480)	0	(42,480)	53,824	11,344
MSB	0	(17,577)	0	(17,577)	23,371	5,794
MZF	0	(9,832)	0	(9,832)	12,848	3,016
NOM	0	(38,331)	0	(38,331)	38,969	638
RCY	0	(6,805)	0	(6,805)	8,360	1,555
RDR	0	(591)	0	(591)	611	20
RTA	0	(151,737)	0	(151,737)	193,106	41,369
SBI	0	(26,357)	0	(26,357)	31,553	5,196
SOG	0	(68,322)	0	(68,322)	91,032	22,710
UBS	0	(159,511)	0	(159,511)	185,728	26,217

Total Borrowings and Other Financing Transactions	$80,094	$(1,029,543)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(220,268)	$(86,875)	$(43,896)	$(351,039)
Convertible Bonds & Notes	0	(2,972)	0	0	(2,972)
U.S. Government Agencies	0	(6,212)	(8,462)	0	(14,674)
Non-Agency Mortgage-Backed Securities	0	(118,854)	(265,162)	(28,419)	(412,435)
Asset-Backed Securities	0	(28,857)	(124,779)	(24,962)	(178,598)
Sovereign Issues	0	(11,308)	(22,278)	0	(33,586)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	105

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Common Stocks	$0	$(747)	$(9,485)	$0	$(10,232)
Preferred Securities	0	(5,231)	(11,780)	0	(17,011)

Total Borrowings	$0	$(394,449)	$(528,821)	$(97,277)	$(1,020,547)

Payable for reverse repurchase agreements(5)					$(1,020,547)

(m)	Securities with an aggregate market value of $1,261,465 and cash of $9,580 have been pledged as collateral under the terms of the above master agreements as of December 31, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2019 was $(1,065,254) at a weighted average interest rate of 2.662%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(8,996) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	3.485%	$3,000	$(6)	$190	$184	$0	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	3.682	2,100	(8)	130	122	2	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	195.572	14,700	(505)	(6,102)	(6,607)	0	(114)
Frontier Communications Corp.	5.000	Quarterly	06/20/2022	96.944	1,200	(162)	(418)	(580)	0	(4)

						$(681)	$(6,200)	$(6,881)	$2	$(118)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2026		$303,000	$7,433	$(8,605)	$(1,172)	$0	$(613)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		91,250	1,072	3,436	4,508	0	(212)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		210,500	10,144	10,364	20,508	0	(627)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2036		19,800	(1,952)	668	(1,284)	119	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	03/20/2043		34,100	(114)	(4,311)	(4,425)	301	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045		3,800	(52)	(458)	(510)	38	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		3,100	287	(553)	(266)	34	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		54,200	(89)	(1,624)	(1,713)	618	0
Receive(5)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		42,000	(126)	(1,178)	(1,304)	482	0
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	20,400	373	491	864	110	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,500	139	164	303	38	0
Receive(5)	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		$1,200	(1)	15	14	7	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	89,870	935	2,217	3,152	694	0
Receive(5)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		14,800	320	1,549	1,869	314	0

							$18,369	$2,175	$20,544	$2,755	$(1,452)

Total Swap Agreements							$17,688	$(4,025)	$13,663	$2,757	$(1,570)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$2,757	$2,757	$0	$0	$(1,570)	$(1,570)

106	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

Cash of $26,761 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	01/2020	EUR	1,342		$1,501	$0	$(5)
	01/2020	GBP	103,736		134,333	0	(3,104)
	01/2020		$146	CLP	113,004	4	0
	01/2020		2,084	EUR	1,861	4	0
	01/2020		3,921	GBP	2,982	41	(12)
	02/2020	PEN	7,855		$2,315	0	(53)

BRC	01/2020	EUR	1,232		1,368	0	(15)
	01/2020	MXN	155,729		8,090	0	(124)
	06/2020		$7,917	MXN	155,729	121	0

CBK	01/2020	BRL	20,672		$5,085	0	(54)
	01/2020		$5,129	BRL	20,672	10	0
	01/2020		944	CLP	740,957	42	0
	01/2020		15,689	MXN	307,220	515	0
	02/2020		5,079	BRL	20,672	56	0

DUB	01/2020	BRL	20,611		$5,114	0	(10)
	01/2020		$4,878	BRL	20,611	245	0

GLM	01/2020	BRL	60		$15	0	0
	01/2020		$15	BRL	60	0	0
	01/2020		37	CLP	29,054	2	0
	02/2020		4,204	RUB	269,510	118	0

HUS	01/2020	GBP	1,794		$2,367	0	(10)
	01/2020	MXN	151,491		7,840	0	(150)
	01/2020		$46	CLP	36,064	2	0
	01/2020		1,585	GBP	1,228	42	0
	01/2020		12,546	RUB	829,268	791	0
	05/2020		7,722	MXN	151,491	147	0

MYI	01/2020	EUR	89,702		$99,184	0	(1,478)
	03/2020		$13,696	RUB	889,983	528	0

RYL	01/2020	CLP	263,354		$346	0	(4)
	01/2020		$392	CLP	299,459	6	0

TOR	01/2020		247		194,018	11	0

UAG	01/2020	GBP	2,678		$3,512	0	(36)

Total Forward Foreign Currency Contracts						$2,685	$(5,055)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
									Asset	Liability
FBF	ABX.HE.AA.6-2 Index	0.170%	Monthly	05/25/2046	$	25,547	$(22,706)	$16,228	$0	$(6,478)

Total Swap Agreements							$(22,706)	$16,228	$0	$(6,478)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	107

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2019:

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
BPS	$49	$0	$0	$49	$(3,174)	$0	$0	$(3,174)	$(3,125)	$1,580	$(1,545)
BRC	121	0	0	121	(139)	0	0	(139)	(18)	0	(18)
CBK	623	0	0	623	(54)	0	0	(54)	569	(540)	29
DUB	245	0	0	245	(10)	0	0	(10)	235	(190)	45
FBF	0	0	0	0	0	0	(6,478)	(6,478)	(6,478)	6,660	182
GLM	120	0	0	120	0	0	0	0	120	(260)	(140)
HUS	982	0	0	982	(160)	0	0	(160)	822	(620)	202
MYI	528	0	0	528	(1,478)	0	0	(1,478)	(950)	845	(105)
RYL	6	0	0	6	(4)	0	0	(4)	2	0	2
TOR	11	0	0	11	0	0	0	0	11	0	11
UAG	0	0	0	0	(36)	0	0	(36)	(36)	0	(36)

Total Over the Counter	$2,685	$0	$0	$2,685	$(5,055)	$0	$(6,478)	$(11,533)

(p)

Securities with an aggregate market value of $9,085 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2019.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$2,755	$2,757

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,685	$0	$2,685

	$0	$2	$0	$2,685	$2,755	$5,442

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$118	$0	$0	$1,452	$1,570

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,055	$0	$5,055
Swap Agreements	0	6,478	0	0	0	6,478

	$0	$6,478	$0	$5,055	$0	$11,533

	$0	$6,596	$0	$5,055	$1,452	$13,103

108	PIMCO CLOSED-END FUNDS	See Accompanying Notes

December 31, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended December 31, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$674	$0	$0	$(57,402)	$(56,728)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,921	$0	$3,921
Swap Agreements	0	5,238	0	0	0	5,238

	$0	$5,238	$0	$3,921	$0	$9,159

	$0	$5,912	$0	$3,921	$(57,402)	$(47,569)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(3,013)	$0	$0	$42,091	$39,078

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,330)	$0	$(1,330)
Swap Agreements	0	(4,592)	0	0	0	(4,592)

	$0	$(4,592)	$0	$(1,330)	$0	$(5,922)

	$0	$(7,605)	$0	$(1,330)	$42,091	$33,156

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$246,886	$48,266	$295,152
Corporate Bonds & Notes
Banking & Finance	0	208,265	10,917	219,182
Industrials	0	215,832	1,754	217,586
Utilities	0	74,759	0	74,759
Convertible Bonds & Notes
Industrials	0	8,465	0	8,465
Utilities	0	47	0	47
Municipal Bonds & Notes
Illinois	0	1,019	0	1,019
Texas	0	101	0	101
West Virginia	0	4,195	0	4,195
U.S. Government Agencies	0	68,236	0	68,236
Non-Agency Mortgage-Backed Securities	0	839,374	37,436	876,810
Asset-Backed Securities	0	552,476	31,683	584,159
Sovereign Issues	0	72,487	0	72,487
Common Stocks
Communication Services	5,669	17	0	5,686
Consumer Discretionary	17,464	0	0	17,464
Energy	241	0	525	766
Industrials	0	0	5	5
Utilities	410	0	4,678	5,088
Warrants
Communication Services	0	9,078	0	9,078
Preferred Securities
Banking & Finance	0	34,546	0	34,546
Industrials	0	723	0	723

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2019
Real Estate Investment Trusts
Real Estate	$15,192	$0	$0	$15,192
Short-Term Instruments
Repurchase Agreements	0	80,087	0	80,087
Argentina Treasury Bills	0	1,789	392	2,181
U.S. Treasury Bills	0	11,412	0	11,412

Total Investments	$38,976	$2,429,794	$135,656	$2,604,426

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	2,757	0	2,757
Over the counter	0	2,685	0	2,685

	$0	$5,442	$0	$5,442

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,570)	0	(1,570)
Over the counter	0	(11,533)	0	(11,533)

	$0	$(13,103)	$0	$(13,103)

Total Financial Derivative Instruments	$0	$(7,661)	$0	$(7,661)

Totals	$38,976	$2,422,133	$135,656	$2,596,765

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2019	109

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

December 31, 2019 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2019:

Category and Subcategory	Beginning Balance at 06/30/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$24,384	$41,742	$(820)	$198	$5	$(344)	$0	$(16,899)	$48,266	$870
Corporate Bonds & Notes
Banking & Finance	10,534	0	0	0	0	383	0	0	10,917	383
Industrials	2	2,104	0	13	0	(365)	0	0	1,754	(365)
Non-Agency Mortgage-Backed Securities	4,250	32,727	(263)	21	4	697	0	0	37,436	699
Asset-Backed Securities	28,489	0	0	(10)	0	(1,518)	4,722	0	31,683	(1,518)
Common Stocks
Energy	904	172	(225)	0	(12)	(73)	0	(241)	525	328
Industrials	5	0	0	0	0	0	0	0	5	0
Utilities	5,136	0	0	0	0	(458)	0	0	4,678	(458)
Short Term
Argentina Treasury Bills	0	372	0	0	0	20	0	0	392	20

Totals	$73,704	$77,117	$(1,308)	$222	$(3)	$(1,658)	$4,722	$(17,140)	$135,656	$(41)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2019	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,564	Discounted Cash Flow	Discount Rate	6.940	—
	22,378	Indicative Market Quotation	Broker Quote	99.750	—
	18,408	Proxy Pricing	Base Price	88.898-95.000	92.896
	1,916	Third Party Vendor	Broker Quote	99.250-101.000	99.291
Corporate Bonds & Notes
Banking & Finance	10,917	Reference Instrument	Option Adjusted Spread	584.983 bps	—
Industrials	2	Proxy Pricing	Base Price	0.083	—
	1,752	Reference Instrument	Broker Quote	101.520	—
Non-Agency Mortgage-Backed Securities	33,634	Indicative Market Quotation	Broker Quote	99.900-100.000	99.950
	3,802	Proxy Pricing	Base Price	2.000-99.375	89.931
Asset-Backed Securities	31,683	Proxy Pricing	Base Price	2.312-100,205.254	57,400.888
Common Stocks
Energy	525	Other Valuation Techniques(2)	—	—	—
Industrials	5	Indicative Market Quotation	Broker Quote	$15.000	—
Utilities	4,678	Indicative Market Quotation	Broker Quote	$35.750	—
Short Term
Argentina Treasury Bills	392

Total	$135,656

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

110	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

December 31, 2019 (Unaudited)

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date

PCM Fund, Inc.	June 23, 1993

PIMCO Global StocksPLUS® & Income Fund	February 16, 2005

PIMCO Income Opportunity Fund	September 12, 2007

PIMCO Strategic Income Fund, Inc.	December 9, 1993

PIMCO Dynamic Credit and Mortgage Income Fund	September 27, 2012

PIMCO Dynamic Income Fund	January 19, 2011

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on

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Notes to Financial Statements (Cont.)

the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PCM Fund, Inc.	Monthly	Monthly

PIMCO Global StocksPLUS® & Income Fund	Monthly	Monthly

PIMCO Income Opportunity Fund	Monthly	Monthly

PIMCO Strategic Income Fund, Inc.	Monthly	Monthly

PIMCO Dynamic Credit and Mortgage Income Fund	Monthly	Monthly

PIMCO Dynamic Income Fund	Monthly	Monthly

Each Fund other than the PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. generally distributes each year all of its net investment income and net short-term capital gains. The PIMCO Global StocksPLUS® & Income Fund and PIMCO Strategic Income Fund, Inc. intend to distribute all or substantially all of their net investment income and net short-term capital gains over time. In addition, at least annually, each Fund generally distributes net realized long-term capital gains not previously distributed, if any.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s NAV. A Fund’s income and gain generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax on amounts that are effectively a taxable return of the shareholder’s investment in the Fund at a time when their investment in a Fund has declined in value, which may be taxed at ordinary income rates. The tax treatment of certain derivatives in which a Fund invests may be unclear and thus subject to recharacterization. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

For tax years ending before July 1, 2018, PIMCO Strategic Income Fund, Inc. (“RCS”) accounted for mortgage dollar rolls as financing transactions. On July 18, 2019, the Internal Revenue Service (“IRS”) granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding RCS’ treatment of mortgage dollar rolls and its impact on the Fund’s distributions and related consequences.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from

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treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the ASU and the changes are incorporated in the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Fund or class less any liabilities by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S.

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Notes to Financial Statements (Cont.)

securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest

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rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Interest only (“IO”) weighted average life model begins amortization with the base price with the ending price being zero over the weighted average life of the IO on a straight-line basis. The base price may be a broker-dealer quote, transaction price, or an internal value as derived from the analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs used to set base price would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

An affiliate includes any company in which a Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at December 31, 2019 (amounts in thousands†, except number of shares).

PIMCO Dynamic Credit and Mortgage Income Fund

Security Name	Shares Held at 06/30/2019	Shares Purchased	Shares Sold	Shares Held at 12/31/2019	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2019	Dividend Income

Sierra Hamilton Holder LLC	30,136,800	0	0	30,136,800	$0	$(2,855)	$5,707	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed- delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition,

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Notes to Financial Statements (Cont.)

in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases,

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computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a

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monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at December 31, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage-Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include

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mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(c) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities,

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(ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a

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Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

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For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange

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Notes to Financial Statements (Cont.)

by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund will cover its obligation under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Fund. With respect to forwards, futures contracts, options and swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), a Fund (other than PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund) is permitted to segregate or earmark liquid assets equal to a Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. For PIMCO Dynamic Income Fund and PIMCO Income Opportunity Fund, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but may segregate full notional value, as applicable, with respect to certain other derivative instruments (including written credit default swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under certain derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. Variable rate securities may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. A Fund may not be able to hedge against

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changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative. Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates.

A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as

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Notes to Financial Statements (Cont.)

drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, NYSE listing and related fees, tax services, valuation services and other services the Funds require for their daily operations. Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate

PCM Fund, Inc.	0.900%	(1)

PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)

PIMCO Income Opportunity Fund	1.055%	(1)

PIMCO Strategic Income Fund, Inc.	0.955%	(3)

PIMCO Dynamic Credit and Mortgage Income Fund	1.150%	(4)

PIMCO Dynamic Income Fund	1.150%	(4)

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets includes total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

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Notes to Financial Statements (Cont.)

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board (for example, so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments))); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an interested person under Section 2(a)(19) of the Act, (the “Independent Trustees”), also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” (the ”PIMCO Interval Funds”), and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and the PIMCO Interval Funds, the “PIMCO Managed Funds”). In addition, each of the Independent Trustees, also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment manager. The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended December 31, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PCM Fund, Inc.	$278	$2,456

PIMCO Global StocksPLUS® & Income Fund	186	4,608

PIMCO Income Opportunity Fund	1,707	14,816

PIMCO Strategic Income Fund, Inc.	716	11,548

PIMCO Dynamic Credit and Mortgage Income Fund	7,344	243,906

PIMCO Dynamic Income Fund	4,077	143,328

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit

130	PIMCO CLOSED-END FUNDS

December 31, 2019 (Unaudited)

and Mortgage Income Fund and PIMCO Dynamic Income Fund, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc., and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are indemnified to the maximum extent permitted by Maryland Law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PCM Fund, Inc.	$506	$0	$19,368	$6,051

PIMCO Global StocksPLUS® & Income Fund	268,282	266,665	16,602	7,090

PIMCO Income Opportunity Fund	1,856	0	119,281	56,132

PIMCO Strategic Income Fund, Inc.	3,364,375	3,417,073	86,095	37,314

PIMCO Dynamic Credit and Mortgage Income Fund	13,603	0	520,955	531,964

PIMCO Dynamic Income Fund	6,673	0	295,513	257,516

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund have authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

On March 23, 2017, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Dynamic Income Fund (the “Original PDI Shelf Registration”). Pursuant to the Original PDI Shelf Registration, PIMCO Dynamic Income Fund was permitted to offer and sell, from time to time, in one or more offerings, up to 9,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Dynamic Income Fund Common Shares were subject to an aggregate cap of $275,685,250. As of September 30, 2019, the Fund had sold an aggregate of 8,903,586 Common Shares pursuant to the Original PDI Shelf Registration, representing net proceeds to the Fund of $272,643,809 after payment of commissions. On November 6, 2019, the SEC declared effective a new registration statement filed using the “shelf” registration process for PIMCO Dynamic Income Fund (the “New Shelf PDI Registration”). Pursuant to the New PDI Shelf Registration, PIMCO Dynamic Income Fund may offer and sell, from time to time, in one or more offerings, up to $560,000,000 of its Common Shares, par value $0.00001 per share. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. During the period ended December 31, 2019, the Fund sold 781,311 Common Shares pursuant to the Original PDI Shelf Registration and the New PDI Shelf Registration. Proceeds from the offerings during the period ended December 31, 2019 (net of commissions and fees) were $25,616,330.

On July 6, 2018, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Income Opportunity Fund. Pursuant to the shelf registration, PIMCO Income

SEMIANNUAL REPORT	DECEMBER 31, 2019	131

Notes to Financial Statements (Cont.)

Opportunity Fund may offer and sell, from time to time, in one or more offerings, up to 3,000,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Income Opportunity Fund Common Shares are subject to an aggregate cap of $85,000,000. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. During the period ended December 31, 2019, the Fund sold 1,379,957 Common Shares. Proceeds from the offerings during the period ended December 31, 2019 (net of commissions and fees) were $37,007,838.

On December 4, 2019, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Dynamic Credit and Mortgage Income Fund. Pursuant to the shelf registration, PIMCO Dynamic Credit and Mortgage Income Fund may offer and sell, from time to time, in one or more offerings, up to $1,000,000,000 of its Common Shares, par value $0.00001 per share. The Fund may not sell any Common Shares at a price below the NAV of such Common Shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. During the period ended December 31, 2019, the Fund sold 1,426,593 Common Shares. Proceeds from the offerings during the period ended December 31, 2019 (net of commissions and fees) were $35,858,939.

14. BASIS FOR CONSOLIDATION

PCILS I LLC and PDILS I LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), both Delaware LLC exempted companies, were formed as wholly owned subsidiaries acting as investment vehicles for PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), respectively, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PCILS I LLC and PDILS I LLC were formed on March 7, 2013 and March 12, 2013, respectively. PIMCO Dynamic Income Credit and Mortgage Fund’s and PIMCO Dynamic Income Fund’s investment portfolios have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiary. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. The net assets of PCILS I LLC and PDILS I LLC as of period end represented 1.0% and 0.4%, respectively, of each respective Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

132	PIMCO CLOSED-END FUNDS

December 31, 2019 (Unaudited)

As of their last fiscal year ended June 30, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PCM Fund, Inc.	$0	$1,558

PIMCO Global StocksPLUS® & Income Fund	23,425	727

PIMCO Income Opportunity Fund	0	0

PIMCO Strategic Income Fund, Inc.	9,168	37,048

PIMCO Dynamic Credit and Mortgage Income Fund	99,603	62,671

PIMCO Dynamic Income Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PCM Fund, Inc.	$182,527	$22,945	$(14,181)	$8,764

PIMCO Global StocksPLUS® & Income Fund	196,341	25,699	(22,090)	3,609

PIMCO Income Opportunity Fund	618,329	71,057	(45,440)	25,617

PIMCO Strategic Income Fund, Inc.	994,501	50,622	(43,397)	7,225

PIMCO Dynamic Credit and Mortgage Income Fund	5,663,733	582,203	(490,239)	91,964

PIMCO Dynamic Income Fund	2,471,420	336,601	(198,780)	137,821

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

For tax years ending before July 1, 2018, RCS accounted for mortgage dollar rolls as financing transactions, such that the Fund treated the difference between the selling price and future purchase price on a mortgage dollar roll as interest income for U.S. federal income tax purposes. On July 18, 2019, the IRS granted RCS’ application for a change in accounting method for mortgage dollar rolls. Accordingly, for tax years ending after June 30, 2018, RCS accounts for mortgage dollar rolls as sales or exchanges for U.S. federal income tax purposes.

The Fund’s treatment of mortgage dollar rolls for U.S. federal income tax purposes determines the character and source of the Fund’s distributions relating to income earned thereon. Treatment of mortgage dollar rolls as financing transactions may increase the amount of distributions received by Fund shareholders, or may increase the portion thereof that is taxed as ordinary income, and cause shareholders to be taxed on distributions that effectively represent a return of the shareholder’s investment therein. As a result of the change in accounting method granted by the IRS, for tax years ending after June 30, 2018, the Fund expects that any gain or loss it recognizes on mortgage dollar rolls will generally be treated as short-term capital gain or loss, as applicable. Any such short-term capital gains for a taxable year will be offset by the Fund’s capital losses for such year, and any available capital loss carryforwards. The application of sale or exchange treatment to mortgage dollar rolls may therefore increase the portion of the Fund’s distributions to shareholders that are treated as returns of capital for U.S. federal income tax purposes, or lead the Fund to decrease its distributions to reduce or avoid returns of capital.

The U.S. federal income tax rules governing the treatment of mortgage dollar roll transactions are complex, and the proper treatment of such transactions is uncertain. If the IRS were to challenge or recharacterize RCS’s treatment of mortgage dollar rolls successfully, it would affect the amount, timing and character of distributions received by the Fund’s shareholders. A taxpayer requesting a voluntary accounting method change generally receives audit protection for all taxable years prior to the year of change with respect to the item that is being changed. Because the IRS has approved the Fund’s requested change in accounting method for mortgage dollar rolls, the IRS will not, subject to certain exceptions that the Fund does not expect to apply, challenge or recharacterize the Fund’s treatment of mortgage dollar rolls as financing transactions for taxable years ending before July 1, 2018.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

SEMIANNUAL REPORT	DECEMBER 31, 2019	133

Notes to Financial Statements (Cont.)

December 31, 2019 (Unaudited)

On January 02, 2020, the following distributions were declared to common shareholders payable February 03, 2020 to shareholders of record on January 13, 2020:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.093940 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.061200 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.174000 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

On February 03, 2020, the following distributions were declared to common shareholders payable March 02, 2020 to shareholders of record on February 13, 2020:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.093940 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.061200 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.174000 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

There were no other subsequent events identified that require recognition or disclosure.

134	PIMCO CLOSED-END FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	RBC	Royal Bank of Canada

BNY	Bank of New York Mellon	FOB	Credit Suisse Securities (USA) LLC	RCE	Royal Bank of Canada Europe Limited

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada

BOS	BofA Securities, Inc.	GST	Goldman Sachs International	RDR	RBC Capital Markets LLC

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RTA	RBC (Barbados) Trading Bank Corp.

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	NatWest Markets Plc

BSH	Banco Santander S.A. - New York Branch	JML	JP Morgan Securities Plc	SAL	Citigroup Global Markets, Inc.

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SBI	Citigroup Global Markets Ltd.

CEW	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	SCX	Standard Chartered Bank, London

CFR	Credit Suisse Securities (Europe) Ltd.	MBC	HSBC Bank Plc	SGY	Societe Generale, NY

CIW	CIBC World Markets Corp.	MEI	Merrill Lynch International	SOG	Societe Generale Paris

CSG	Credit Suisse AG Cayman	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.

DBL	Deutsche Bank AG London	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MZF	Mizuho Securities USA	UBS	UBS Securities LLC

FBF	Credit Suisse International	NOM	Nomura Securities International Inc.

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol

AUD	Australian Dollar	GBP	British Pound	RUB	Russian Ruble

BRL	Brazilian Real	JPY	Japanese Yen	TRY	Turkish New Lira

CAD	Canadian Dollar	MXN	Mexican Peso	USD (or $)	United States Dollar

CLP	Chilean Peso	NZD	New Zealand Dollar

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	EUR003M	3 Month EUR Swap Rate	S&P 500	Standard & Poor’s 500 Index

ARLLMONP	Argentina Blended Policy Rate	LIBOR03M	3 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

BADLARPP	Argentina Badlar Floating Rate Notes	NDDUEAFE	MSCI EAFE Index	US0003M	3 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	PRIME	Daily US Prime Rate

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt

BABs	Build America Bonds	DAC	Designated Activity Company	TBA	To-Be-Announced

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBD	To-Be-Determined

BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CBO	Collateralized Bond Obligation	PIK	Payment-in-Kind

SEMIANNUAL REPORT	DECEMBER 31, 2019	135

Changes to Boards of Trustees

(Unaudited)

Effective December 31, 2019, Bradford K. Gallagher resigned from his position as Trustee or Director, as applicable, of each of the Funds.

136	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive,

Newport Beach, CA, 92660

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

CEF4010SAR_123119

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The information required by this Item 12 is only required in an annual report on this Form N-CSR.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Strategic Income Fund, Inc.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	February 28, 2020

By:	/s/ Bradley Todd

Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	February 28, 2020